UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04416

Allegiant Funds

(Exact name of registrant as specified in charter)

760 Moore Road King of Prussia, PA	19406
(Address of principal executive offices)	(Zip code)

Audrey C. Talley, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2008

Equity Funds

Allegiant

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

ALLEGIANT EQUITY FUNDS ANNUAL REPORT

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Focused Value Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

OTHER ALLEGIANT FUNDS

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

TABLE OF CONTENTS

Chairman’s Message	1
Report from Allegiant Asset Management Company	2
Explanation of Expense Tables	5

	Fund Overviews	Financial Highlights	Statements of Net Assets
Balanced Allocation Fund	6	39	48
International Equity Fund	10	40	57
Large Cap Core Equity Fund	12	41	61
Large Cap Growth Fund	14	41	63
Large Cap Value Fund	18	42	65
Mid Cap Value Fund	22	43	67
Multi-Factor Mid Cap Growth Fund	24	43	69
Multi-Factor Small Cap Core Fund	24	44	72
Multi-Factor Small Cap Focused Value Fund	24	44	74
Multi-Factor Small Cap Growth Fund	25	44	76
Multi-Factor Small Cap Value Fund	25	45	78
S&P 500® Index Fund	32	45	81
Small Cap Core Fund	34	46	87
Small Cap Growth Fund	25	47	89

Trustees and Officers of the Trust	36

Report of Independent Registered Public Accounting Firm	38

Statements of Operations			92
Statements of Changes in Net Assets			96
Notes to Financial Statements			101
Notice to Shareholders			117
Proxy Voting and Quarterly Schedules of Investments			119

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Equity Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at AllegiantFunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Asset Management Company serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of National City Corporation®.

Allegiant Equity Funds

CHAIRMAN’S MESSAGE

JULY 2008

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2008, total assets of the Allegiant Funds increased from $11.2 billion to $11.5 billion. This increase was primarily due to large shareholder inflows to the money market funds that more than offset outflows from other funds and the net decline in equity market values.

We encourage you to review the discussion of fund performance provided by your portfolio managers and the audited financial information contained in this report. You also may wish to visit our web site at www.AllegiantFunds.com for additional information on all Allegiant Funds. If you have any questions regarding Allegiant Funds or the information contained in this report, you may also contact your investment professional or call Investor Services at 1-800-622-FUND (3863).

We thank you for your continued confidence in Allegiant Funds and for making us a part of your investment portfolio.

Sincerely,

Robert D. Neary
Chairman

Allegiant Equity Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“Analysts debate whether or not we are in a recession, but popular opinion holds that we are…”

Commentary provided by Allegiant Asset Management Company (the “Adviser”) as of May 31, 2008

The Economy in Review

The past year has been difficult for the American economy. Growth slowed to a crawl as an accelerated housing market decline combined with soaring commodity prices. While real GDP growth posted a respectable 2.5 percent gain for the year ended March 31, 2008, which is the latest data available, the second half of that period was barely positive. Analysts debate whether or not we are in a recession, but popular opinion holds that we are; consumer confidence has fallen to the lowest level since the early 1990s, and business sentiment is only marginally better. To be sure, the housing market collapse was something of a surprise. After all, sales established an encouraging plateau by the spring of 2007 and the worst of the correction had apparently played out. Unappreciated, however, was the vicious interplay of previously lax underwriting, mounting defaults and dramatically tighter credit conditions. When it became evident by summer that mortgage losses would exceed even pessimistic predictions, capital fled en masse. Commercial paper funding for conduits underpinning the secondary market for nonconforming mortgages dried up and the flow of credit to prospective homebuyers immediately constricted, leading to further sales declines, weaker prices, increased defaults, and so on.

At the same time, commodity prices climbed to the stratosphere. The Commodity Research Bureau’s composite index of spot market prices, for example, advanced 20 percent by May 2008, with six of seven sub-indices hitting all-time records. Oil price gains were most astonishing –West Texas Intermediate doubled from approximately $65/bbl to $130/bbl since June of 2007. All in all, Allegiant estimates that these price increases reduced real income by 1 percent over the past year.

Fortunately, overseas growth proved resilient in the context of a lackluster domestic economy. The International Monetary Fund estimates that global GDP growth was an impressive 4.9 percent in 2007 (including the U.S.). Combined with the weakest dollar exchange rate since 1995, this provided a vital lifeline through rising net exports, adding more than a full percentage point to real GDP growth.

Equity Markets

U.S. equities shuddered in sympathy with the commercial paper market dislocations of August 2007, only to rebound quickly and move on to a new record high early in October. Thinking at the time was largely about containment. So long as stress was restricted to homebuilders and financials, the consensus held, earnings and prices would continue to rise.

This viewpoint correctly identified the uneven nature of results, but it also underestimated the magnitude of homebuilder and financial sector losses. With all but three of the S&P 500® companies’ first quarter results now in, operating earnings per share were down 13 percent, even though companies outside of homebuilding and financials delivered an 11 percent gain. Ultimately, this overall decline undercut equity prices, which formally entered correction territory in March, 12 percent below the October high.

Advanced overseas markets fared worse on a home currency basis, but broadly outperformed for U.S. investors after factoring in the translation effects of a falling dollar. Emerging markets shone the brightest, outperforming solidly on a home currency basis and even more after translated into U.S. dollars.

Fixed Income Markets

As downside risks to the economy grew, the yield curve remained flat in anticipation of easing by the Federal Reserve Board. While its initial actions were reluctant and modest, the Fed took more aggressive – and creative – actions with the passage of time. It began in August 2007, halving the customary discount rate spread of 100 basis points over the federal funds target of 5.25 percent. But by May 2008 the fed funds target was 2 percent, with a discount rate just 25 basis points higher.

Ordinarily, money market spreads would move in sync with the Fed’s actions, but the past year was hardly ordinary in this regard. As credit woes mounted and confidence in agency ratings crumpled, credit and term spreads widened sharply. This was first evident in the asset-backed commercial paper market, as highly rated conduits were exposed as less than investment grade. In time, the interbank market was similarly stricken by a combination of elevated liquidity preferences and counterparty risk aversion. LIBOR – which many now believed to have been understated – nonetheless hit all-time highs relative to risk-free alternatives.

The bond market was similarly whipsawed by developments. Starting from a moment of extraordinary confidence (yield spreads on high-yield bonds at an all-time low in June 2007), corporate credit spreads widened to recession-like levels by March 2008, peaking around the time of the Bear Stearns collapse. Additionally, skyrocketing commodity prices caused inflation risk premiums to surge, and the initially flat yield curve steepened appreciably by the period’s end.

Fixed income markets seem assuaged by the Fed’s various liquidity-enhancing initiatives and stimulative fiscal policies, though inflation worries remain high. Looking ahead, we expect both credit and inflation premiums to diminish, though the process will be initially intermittent and slow.

The Outlook

Though the current market environment feels like a recession to most, the facts don’t support the designation. Output hasn’t declined for a single quarter and we’re optimistic that it won’t. Nonetheless, difficulties are likely to persist over the months immediately ahead. Unless commodity prices head south fast, the burden on consumers should linger through the summer months. And the housing market, best described as bottoming, is not expected to add meaningfully to growth until 2009. A generous dose of fiscal stimulus could prevent the economy from backsliding, but overall GDP growth is expected to continue to be subpar for the balance of the year. We expect real gains to trend around 2 percent.

Next year seems slated for pick-up, however. Bloated inventories of unsold homes should be pared down to tolerable levels and moderating appetites for expensive commodities are expected to dampen demand and price inflation. Meanwhile, the nation’s improving foreign trade performance should only get better as the lagging effects of today’s weak currency continue to yield dividends.

The return to economic normalcy should be accompanied by a more normal interest rate environment, too. Ultimately, the Fed is expected to return the federal funds rate to a neutral level of 3.5 percent to 4.5 percent. Concurrently, elevated risk and term premiums should revert to less skittish levels.

“…overall GDP growth is expected to continue to be subpar for the balance of the year.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2008

Allegiant Equity Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Commentary provided by Allegiant Asset Management Company as of May 31, 2008

Despite higher interest rates, equities appear slated for gains as well. Even though the underlying trend for corporate earnings is only moderate, the spike of loan losses that recently weighed so heavily on financials is likely to abate.

Allegiant Equity Funds

EXPLANATION OF EXPENSE TABLES

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2007 to May 31, 2008).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2007 to May 31, 2008), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2008.

Allegiant Equity Funds

BALANCED ALLOCATION FUND OVERVIEW

May 31, 2008

Andrew D. Harding

Chief Investment Officer

Gordon A. Johnson

Managing Director

Brian L. Stine, CFA

Porfolio Manager

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

How did the fixed income and equity markets perform over the last year against the backdrop of market conditions?

Domestic fixed income and equity markets were buffeted over the last 12 months by the credit crisis, the heightening prospect of a recession and the specter of rising inflation. Equities climbed to new highs in mid-July, an achievement that quickly proved to be short-lived. As subprime defaults soared and the securities backed by these mortgages came into question, investors fled to higher quality securities, sending Treasury yields lower and yield spreads on corporate debt significantly higher. In equity markets, small cap securities were hit especially hard, with large cap core and growth stocks being favored in a relative sense.

As the fourth quarter of 2007 unfolded, equities, high-yield bonds and structured vehicles continued to be highly volatile. Though equities produced negative earnings growth on a year-over-year basis, we believed little upside remained in fixed income, especially Treasuries. International markets stumbled but still outpaced domestic stocks as global growth remained strong.

Over this time period, the Federal Reserve injected massive amounts of liquidity into the system as it focused its actions more on promoting economic growth and less on controlling inflation. This should benefit equities in months to come. Since mid-March, we have seen both fixed income and equity markets stabilize somewhat, encouraging investors to begin adding risk back to their portfolios.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the Allegiant Balanced Allocation Fund returned (5.85%) to B shares investors(1) and (0.28%) to I shares investors. The Fund’s benchmark(c), a 60/40 hybrid of the S&P 500® Index(a) and the Lehman U.S. Aggregate Bond Index(b), returned (1.27%) during the same period. The Average Mixed-Asset Target Allocation Moderate Peer(4) returned (1.96%) during the period.

The Fund was primarily overweight in equities and underweight in fixed income, a position based on our view that equities offered higher potential total returns. Though the underweight to fixed income hurt performance, this trend has begun to reverse in recent months. While high volatility impacted equities, earnings growth overall remained positive except for Finance and Consumer Discretionary.

Our overweight to equities was allocated to both U.S. large cap and international. U.S. large cap equities benefited from both a flight to quality and greater exposure to international revenue sources than smaller cap stocks. For a period during the last 12 months, we also had a bias for large cap growth stocks because we viewed them as a more defensive option to the Finance-heavy value indices. Also positively affecting our results was our increased allocation to international equity during the last year.

What are your thoughts going into the next 12 months? How is the Fund positioned?

While both equities and fixed income securities face headwinds, we believe equities remain the more attractive investment because the debt markets currently have more risk than return. Though U.S. equity returns may trail international, we believe these markets remain attractive on earnings expectations that now have been lowered, a weak dollar and some exposure to faster growth abroad for companies with foreign revenue sources. As we approach the election in November, domestic equities will likely confront obstacles in the form of future increases in household and corporate income taxes as well as potentially higher capital gains and dividend tax rates.

We continue to overweight international equities and emerging markets. The risk appetite of investors appears to be returning and there is cash on the sidelines. The emerging markets segment has been the recent beneficiary of money flowing back to equity investments. Though growth in these areas remains strong, we continue to monitor rising oil prices and aggressive anti-inflationary central bank action as potential stumbling blocks.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

Portfolio Holdings

Asset Allocation

Equity Funds	64.0%
Fixed Income Funds	36.0
100.0%

The table on the right presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Holdings Summary

U.S. Common Stocks	42.7%
Exchange Traded Funds	12.2
U.S. Government Agency Mortgage-Backed Obligations	11.7
Foreign Common Stocks	8.9
Affiliated Money Market Fund	6.2
Corporate Bonds	5.1
U.S. Government Agency Obligations	4.2
Asset Backed Securities	3.4
U.S. Treasury Obligations	2.6
Collateralized Mortgage Obligations	1.6
Commercial Mortgage-Backed Securities	1.0
Foreign Equity Certificates	0.2
Preferred Stocks	0.2
100.0%

(a)	The S&P 500® Index is a widely-used, unmanaged index of 500 common stocks.
(b)	The Lehman U.S. Aggregate Bond Index is an unmanaged market value weighted index of fixed income securities.
(c)	The Balanced Allocation Hybrid Index is a blend of 60% of the S&P 500® Index and 40% of the Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

The indexes are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

Average Annual Total Returns as of 5/31/08(3)

	Date of Inception	1 Year	3 Years	5 years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/10/98	(0.28)%	8.12%	8.85%	5.15%	N/A	N/A
Class A Shares	7/31/98	(5.31)%	6.10%	7.53%	4.40%	4.75%	N/A
Class B Shares	11/11/98	(5.85)%	5.93%	7.51%	4.32%	N/A	5.00%
Class C Shares	4/20/00	(2.17)%	7.09%	7.78%	4.13%	N/A	1.00%
Average Mixed-Asset Target Allocation Moderate Peer(4)		(1.96)%	6.39%	7.47%	N/A	N/A	N/A
60/40 Hybrid of the S&P 500® Index/Lehman U.S. Aggregate Bond Index		(1.27)%	6.38%	7.49%	N/A	N/A	N/A
Lehman U.S. Aggregate Bond Index		6.89%	4.30%	3.83%	N/A	N/A	N/A
S&P 500® Index		(6.70)%	7.57%	9.77%	N/A	N/A	N/A

(2)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

BALANCED ALLOCATION FUND OVERVIEW

May 31, 2008

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$974.36	0.98%	$4.84
Class A	1,000.00	972.30	1.23	6.06
Class B	1,000.00	969.46	1.96	9.65
Class C	1,000.00	969.40	1.96	9.65

Hypothetical***
Class I	1,000.00	1,020.10	0.98	4.95
Class A	1,000.00	1,018.85	1.23	6.21
Class B	1,000.00	1,015.20	1.96	9.87
Class C	1,000.00	1,015.20	1.96	9.87

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.

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Allegiant Equity Funds

INTERNATIONAL EQUITY FUND OVERVIEW

May 31, 2008

Martin C. Schulz, J.D.

Managing Director,

International Equity

How did international equities perform over the last year against the backdrop of market conditions?

The last 12 months have been an astonishingly unsettled time for the global equity markets. Beginning with the American housing crisis and the collapse of two Bear Stearns hedge funds in the summer of 2007, problems quickly spread to other continents and sectors of the economy. Fears of an economic slowdown, a shaken worldwide financial system and increasing inflationary pressures produced a profoundly gloomy sentiment last year. Europe’s economies worsened and consumers around the world battled higher fuel and food prices.

As the U.S.-led downturn intensified last year, developing markets emerged as an engine of economic growth and began to decouple from developed markets. While the MSCI EAFE® Index and the S&P 500® had returns of (2.5%) and almost (7%), respectively, for the 12 months ended May 31, 2008, the MSCI Emerging Markets Index was up over 21%. For the first time since 2000, investors rewarded companies with higher market capitalization and growth rates rather than their more value-oriented peers. The MSCI EAFE® Growth Index was up 2.8% over the 12-month period versus the MSCI EAFE® Value Index which was down nearly 8%. The MSCI International Small Cap benchmark had a return of (11.6%). On a regional basis, Pacific ex-Japan was up over 8% for the year and MSCI Europe declined nearly 3%.

By country, the strongest performing markets were located in Asia, tied to emerging economies such as Brazil, Hong Kong, and India, or economies rich in natural resources, such as Norway and Canada. The worst performing countries included Ireland and Belgium, each of which struggled with housing and banking issues. The biggest members in the MSCI EAFE® Index, Japan and the United Kingdom, also declined, posting returns of (5.9%) and (6.2%), respectively.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the International Equity Fund returned (5.88%) to B shares investors(1) and 0.01% to I shares investors while the Fund’s benchmark, the MSCI EAFE® Index(2), returned (2.53%). The Average International Multi-Cap Core Peer(5) returned (1.06%) during the period.

From a top-down perspective, the Fund’s overweights to Norway, Hong Kong and South Africa, along with underweights to the United Kingdom, Japan and Italy, added to performance. Also contributing positively were an overweight to Materials and an underweight to Financials. Overweights to Ireland, Mexico and Thailand combined with underweights to Australia, Germany and Spain detracted from performance versus the benchmark.

By security holdings, the biggest contributors to performance were commodity-oriented positions and those most levered to the developing economies. These included Zijin Mining (a gold and copper miner), Yara (a fertilizer producer) and Wilmar (a Singapore-based palm oil producer). Some of the hardest hit positions in the portfolio were the UK homebuilders Barratt Development, Taylor Wimpey and Persimmon.

What are your thoughts going into the next 12 months? How is the Fund positioned?

The value team continues to seek companies with strong fundamentals, significant free cash flow, earnings growth and good market share in growing industries/countries. In past months, macroeconomic trends and investor pessimism punished many of these stocks, pushing prices down to unwarranted levels and creating unusually good buying opportunities.

In the growth portion of the portfolio, we are vigilantly monitoring inflationary pressures, commodity prices, and geopolitical and policy risks. We remain bullish longer term but believe that investors in international markets may confront heightened volatility in the months to come. In the near term, we believe there are opportunities in Europe, once the continent has passed its mid-cycle slowdown. Longer term, we expect to remain overweight in Asia ex-Japan. Earnings growth prospects in the region are resilient, the economic backdrop looks bright and currency appreciation will likely support returns. In addition, we expect to increase our exposure to companies possessing higher quality growth prospects.

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) of more than 1,000 equity securities of foreign companies is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

International Equity Fund

Japan	14.0%
United Kingdom	10.7
Switzerland	7.3
Germany	6.7
Finland	5.9
France	5.1
Ireland	4.6
Australia	3.4
Twenty-three other countries	34.3
Affiliated Money Market Fund	8.0
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Average Annual Total Returns as of 5/31/08(4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/1/97	0.01%	18.55%	18.90%	6.73%	7.03%	N/A	N/A
Class A Shares	8/1/97	(5.65)%	16.09%	17.28%	5.86%	6.18%	5.50%	N/A
Class B Shares	1/6/98	(5.88)%	16.48%	17.57%	5.89%	6.21%	N/A	5.00%
Class C Shares	1/5/00	(1.92)%	17.46%	17.80%	N/A	6.05%	N/A	1.00%
Average International Multi-Cap Core Peer(5)		(1.06)%	16.89%	18.49%	7.27%	N/A	N/A	N/A
MSCI EAFE® Index		(2.53)%	16.61%	19.24%	6.82%	N/A	N/A	N/A

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$956.26	1.25%	$6.11
Class A	1,000.00	955.57	1.50	7.33
Class B	1,000.00	951.83	2.22	10.83
Class C	1,000.00	952.23	2.22	10.83

Hypothetical***
Class I	1,000.00	1,018.75	1.25	6.31
Class A	1,000.00	1,017.50	1.50	7.57
Class B	1,000.00	1,013.90	2.22	11.18
Class C	1,000.00	1,013.90	2.22	11.18

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.
(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP CORE EQUITY FUND OVERVIEW

May 31, 2008

Christopher H. Wiles, CFA

Managing Director,

Large Core/Growth

How did large cap stocks perform over the last year against the backdrop of market conditions?

In an environment of subprime mortgage woes, ruptured credit markets and frozen liquidity, virtually all equity indices posted negative returns over the last year. Large cap stocks, however, outperformed small cap stocks (Russell 1000® Index versus Russell 2000® Index) as equity investors sought the relative safety of higher quality, larger capitalization companies.

With Finance and Consumer Discretionary sectors leading the way, large cap stocks experienced disappointing earnings seasons, posting negative results in each of the last three quarters. Utilities, Energy and Industrials continued to record strong earnings growth.

Lured by the prospect of higher growth opportunities in a slowing economic environment, investors were attracted to large cap growth stocks, which outperformed their value counterparts over the last year (Russell 1000® Growth Index versus Russell 1000® Value Index). Business exposure to foreign markets also benefited high-quality large cap stocks during the year.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the Allegiant Large Cap Core Equity Fund returned (9.99%) to B shares investors(1) and (4.72%) to I shares investors while the Fund’s benchmark, the S&P 500® Index(2) , returned (6.70%). The Average Large-Cap Core Peer(5) returned (6.29%) during the period.

Because the Fund is managed to be sector-neutral to the S&P 500® Index, we do not overweight or underweight sectors, although our weights of segments in a sector may be different than the benchmark’s weighting. Security selection drove returns relative to the benchmark. Technology was the strongest performing area because of our holdings in internet software and services and in semiconductors. An underweight to computers also helped performance in the Technology sector. Energy added significantly to performance as the Fund was positioned in higher beta equipment and service companies. Our position is based on our belief that the long-term secular growth in energy demand will continue to build, driving the need for exploration in new areas. As the Finance sector reeled from the credit crunch, our underweights to commercial banks and mortgage thrifts helped significantly. On the downside, Consumer Discretionary was our worst performing sector as spending cutbacks weighed heavily on retail, hotels, leisure, and restaurant holdings.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Though the markets have been under enormous pressure, we believe the end result will be to remove excesses from the system and give investors a new appreciation for risk. And while speculation and media attention caused short-term volatility in the markets, it also created good opportunities for managers like us to invest in strong companies at attractive valuations.

We continue to believe that international growth, changing demographics and rising energy demand will be major themes that impact corporate performance. These trends are dominant influences on our security selection process.

We also expect inflation to creep higher and are looking for opportunities to increase our exposure to the areas that do well in inflationary environments. These include commodities and hard assets, as well as companies with pricing power and increasing efficiencies.

High-quality large cap companies have compelling growth opportunities in emerging and developing market places, and we believe these stocks should perform well as the market environment improves.

In general, our large cap core portfolio is tilted to growth opportunities because we feel these not only offer higher growth rates but are trading at attractive valuations. We are positioning the portfolio to add higher beta securities in sectors where we view the long-term secular trends as being attractive and which give the portfolio more exposure to faster growing international markets. Specifically, these sectors are Energy, Utilities and Telecommunications.

Financials and Technology are the largest sectors in the S&P 500® Index and in the Fund as well. In Financials, we are looking to reduce our exposure to the banking and real estate groups and remain overweight to Insurance firms. Our Technology positions are weighted toward software and services over hardware. We are maintaining our underweight to pharmaceuticals in the Healthcare sector and envision better potential upside in more specialized companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index, a widely-used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Portfolio Holdings

Information Technology	16.7%
Financials	15.8
Energy	14.1
Industrials	11.5
Healthcare	11.3
Consumer Staples	10.5
Consumer Discretionary	8.6
Materials	3.7
Utilities	3.7
Telecommunication Services	3.5
Affiliated Money Market Fund	0.6
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Average Annual Total Returns as of 5/31/08 (4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/1/97	(4.72)%	6.70%	8.51%	5.01%	5.89%	N/A	N/A
Class A Shares	8/1/97	(10.30)%	4.45%	7.03%	4.14%	5.07%	5.50%	N/A
Class B Shares	1/6/98	(9.99)%	4.48%	7.18%	4.18%	5.08%	N/A	5.00%
Class C Shares	1/20/00	(6.55)%	5.71%	7.47%	N/A	4.89%	N/A	1.00%
Average Large-Cap Core Peer(5)		(6.29)%	7.00%	8.83%	3.61%	N/A	N/A	N/A
S&P 500® Index		(6.70)%	7.57%	9.77%	4.21%	N/A	N/A	N/A

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$952.99	0.92%	$4.49
Class A	1,000.00	951.56	1.17	5.71
Class B	1,000.00	948.05	1.89	9.20
Class C	1,000.00	948.05	1.89	9.20

Hypothetical***
Class I	1,000.00	1,020.40	0.92	4.65
Class A	1,000.00	1,019.15	1.17	5.91
Class B	1,000.00	1,015.55	1.89	9.52
Class C	1,000.00	1,015.55	1.89	9.52

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.
(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP GROWTH FUND OVERVIEW

May 31, 2008

Christopher H. Wiles, CFA

Managing Director,

Large Core/Growth

How did large cap stocks perform over the last year against the backdrop of market conditions?

In an environment of subprime mortgage woes, ruptured credit markets and frozen liquidity, virtually all equity indices posted negative returns over the last year. Large cap stocks, however, outperformed small cap stocks (Russell 1000® Index versus Russell 2000® Index) as equity investors sought the relative safety of higher quality, larger capitalization companies.

With Finance and Consumer Discretionary sectors leading the way, large cap stocks experienced disappointing earnings seasons, posting negative results in each of the last three quarters. Utilities, Energy and Industrials continued to record strong earnings growth.

Lured by the prospect of higher growth opportunities in a slowing economic environment, investors were attracted to large cap growth stocks, which outperformed their value counterparts over the last year (Russell 1000® Growth Index versus Russell 1000® Value Index). Business exposure to foreign markets also benefited high-quality large cap stocks during the year.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the Allegiant Large Cap Growth Fund returned (7.93%) to B shares investors(1) and (2.60%) to I shares investors while the Fund’s benchmark, the Russell 1000® Growth Index(2), returned (0.17%). The Average Large-Cap Growth Peer(5) returned 1.10% during the period.

Similar to our Large Cap Core Equity Fund, the Large Cap Growth Fund is managed sector-neutral to the Russell 1000® Growth Index. The Fund, therefore, had no overweights or underweights to sectors over the course of the year. Security selection was the driving factor of performance. Holdings in the Energy sector added most to performance as strong demand fueled growth for drillers and oil producers. Unfortunately, this was offset by the negative impact of both the Consumer Staples and Financial sectors. In Consumer Staples, one of our food companies struggled with cost increases. In Financials, diversified finance and insurance companies underperformed peers and negatively affected performance. In general, our exposure to higher quality, faster growing companies mitigated the adverse effects of the overall market weaknesses.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Though the markets have been under enormous pressure, we believe the end result will be to remove excesses from the system and give investors a new appreciation for risk. And while speculation and media attention caused short-term volatility in the markets, it also created good opportunities for managers like us to invest in strong companies at attractive valuations.

We continue to believe that international growth, changing demographics and rising energy demand will be major themes that impact corporate performance. These trends are dominant influences on our security selection process.

We also expect inflation to creep higher and are looking for opportunities to increase our exposure to the areas that do well in inflationary environments. These include commodities and hard assets, as well as companies with pricing power and increasing efficiencies.

High-quality large cap companies have compelling growth opportunities in emerging and developing market places, and we believe these stocks should perform well as the market environment improves.

Given the current economic environment, we remain extremely optimistic regarding the outlook for large cap growth stocks. Historically, growth stocks outperform when the yield curve steepens, as is currently the case. Compared with mid and small caps, companies in the large cap growth universe have greater international revenue sources and less exposure to the cyclical sectors that could suffer if the slowdown worsens.

Most importantly, the Russell 1000® Growth Index has a significantly lower weighting in Financials than its counterpart value index. Financials represented approximately 8.5% of the growth index as of the end of May, and the sector’s weight is expected to shrink even more as the index is rebalanced at the end of June. This further enables the Fund to still be sensitive to the benchmark as we reduce our exposure to credit-sensitive issues and increase our stakes in fast-growing Technology and Healthcare companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

We have positioned the portfolio to capitalize on the broader themes shaping long-term market movements, including ongoing international development, creeping inflation and an aging domestic population. In the Materials sector, the Fund is concentrated in chemicals and agricultural areas. In Healthcare, we believe consumers are increasingly more willing to purchase quality care and thus have positioned the Fund in companies engaged in these services, including medical instruments and health care management.

Portfolio Holdings

Technology	22.1%
Consumer Discretionary	15.8
Healthcare	15.1
Other Energy	10.0
Financial Services	8.2
Consumer Staples	7.9
Producer Durables	7.4
Materials	5.3
Autos and Transportation	3.4
Other	2.4
Utilities	2.2
Affiliated Money Market Fund	0.2
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Average Annual Total Returns as of 5/31/08 (4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	12/20/89	(2.60)%	7.02%	6.77%	2.13%	8.27%	N/A	N/A
Class A Shares	4/15/91	(8.13)%	4.79%	5.30%	1.30%	7.67%	5.50%	N/A
Class B Shares	1/6/98	(7.93)%	4.88%	5.44%	1.35%	7.48%	N/A	5.00%
Class C Shares	1/27/00	(4.42)%	6.01%	5.76%	N/A	7.45%	N/A	1.00%
Lipper Large-Cap Growth(5)		1.10%	8.05%	8.73%	3.33%	N/A	N/A	N/A
Russell 1000® Growth Index		(0.17)%	8.45%	9.24%	2.32%	N/A	N/A	N/A

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP GROWTH FUND OVERVIEW

May 31, 2008

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$935.36	0.93%	$4.50
Class A	1,000.00	935.10	1.18	5.71
Class B	1,000.00	931.30	1.90	9.17
Class C	1,000.00	931.47	1.90	9.17

Hypothetical***
Class I	1,000.00	1,020.35	0.93	4.70
Class A	1,000.00	1,019.10	1.18	5.96
Class B	1,000.00	1,015.50	1.90	9.57
Class C	1,000.00	1,015.50	1.90	9.57

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31, 2008

Michael J. Chren, CFA

Managing Director,

Large Cap Value

How did large cap value stocks perform over the last year against the backdrop of market conditions?

Looking back over the trailing 12 months ended May 31, 2008, large cap value stocks were dramatic underperformers. Growth trounced value in every size classification, and nowhere was that outcome more pronounced than in larger capitalization stocks. Large cap value stocks declined 12.3%, which is 12.1% worse than large cap growth stocks (Russell 1000® Value Index versus Russell 1000® Growth Index). With the exception of small cap value stocks, down 15.3% for the trailing 12 months (Russell 2000® Value), large cap value stocks were the worst performers in the domestic equity market. This was due primarily to weakness in Financials, with many large commercial and investment banks, lenders and insurance companies suffering the most from the meltdown precipitated by the credit crisis.

The triumphant return of momentum investing and the dramatic increase in short-term, stock-specific volatility were the major stories in the equity markets during the last year. The tremendous growth in hedge fund assets, ETFs and quantitatively driven investment pools, in conjunction with continued reductions in transaction costs, contributed to compressed investment horizons and the near abandonment of long-term, fundamental-based investing. As money chases performance, outperformers and underperformers are pushed to extremes over very short time horizons. As a result, gauging sentiment is as critical as ever and an important part of the timing of purchases and sales to potentially produce investment success.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the Allegiant Large Cap Value Fund returned (15.14%) to B shares investors(1) and (10.26%) to I shares investors while the Fund’s benchmark, the Russell 1000® Value Index(2), returned (12.28%). The Average Large-Cap Value Peer(5) returned (10.58%) during the period.

Both security selection and allocation drove Fund outperformance for the trailing 12-month period. Looking at market sectors, Financials, Other Energy, Consumer Discretionary, Consumer Staples and Materials and Processing were the strongest contributors. A timely transition from overweight to underweight in Financials and large overweight positions in Energy exploration and production and in Consumer Staples were key drivers of portfolio returns. Portfolio allocations to Technology, Healthcare and Integrated Oils were detractors, as was stock selection in these segments.

The top five individual stock contributors held in the portfolio were Owens Illinois, Apache, Wal-Mart, Coca Cola and Bank of America. The top five detractors were Fannie Mae, AIG, Micron Technology, Alcatel Lucent and Citigroup.

The Allegiant Large Cap Value Fund continues to remain significantly tilted toward mega-cap securities, although less so than at this time last year. Our current weighted average market capitalization has moved lower to a current $90 billion, down from over $130 billion 12 months ago, a position that was the Fund’s peak level. This is primarily a function of reduced exposure to mega-cap Financial and Energy stocks and increased exposure to unique investment opportunities in smaller large cap stocks. Substantial overweight positions exist in Technology and Healthcare while underweights are largest in Financials and Integrated Oils.

What are your thoughts going into the next 12 months? How is the Fund positioned?

When market stretches are dominated by fast money and momentum investing, it typically ends badly. If the era of low real rates, low inflation and peak profit margins is indeed behind us, stocks will have a difficult time generating the consistent, positive double-digit returns investors are accustomed to. In addition, consumers confront near-insurmountable hurdles in the intermediate term. As a result, GDP growth will be subdued and, if the U.S. dollar does not stabilize, a significantly riskier market environment may emerge.

The Allegiant Large Cap Value Fund continues to maintain its barbell positioning: the portfolio is long in attractive defensive positions, such as Healthcare, and in high-beta, early cycle exposure in areas like Technology. We believe that Healthcare, specifically large pharmaceuticals, and unique Technology stories, especially hardware and software, are extremely attractive at this point in time. We remain underweight Financials, largely because of banks, life insurers and REITs, as well as energy and commodity stocks, primarily oil, drillers/services and base metals.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 companies that have lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

We remain focused in search of those stocks possessing the optimal combination of both attractive valuation and improving dynamics. Now more than ever, we do not trust this market to value stocks as we believe them to be valued. Opportunities abound and we remain resolute in our conviction. Once again, rest assured that we remain steadfastly disciplined in our continued pursuit of consistent, predictable and superior returns for our investors.

Portfolio Holdings

Financials	21.4%
Energy	17.5
Information Technology	12.6
Healthcare	10.8
Consumer Staples	9.0
Telecommunication Services	6.8
Consumer Discretionary	6.4
Industrials	5.6
Materials	5.0
Utilities	2.8
Affiliated Money Market Fund	2.1
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Average Annual Total Returns as of 5/31/08 (4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/1/94	(10.26)%	9.50%	11.90%	5.77%	9.89%	N/A	N/A
Class A Shares	8/22/94	(15.42)%	7.18%	10.36%	4.90%	9.15%	5.50%	N/A
Class B Shares	1/6/98	(15.14)%	7.35%	10.58%	4.88%	9.00%	N/A	5.00%
Class C Shares	1/27/00	(11.92)%	8.45%	10.83%	N/A	8.84%	N/A	1.00%
Average Large-Cap Value Peer(5)		(10.58)%	7.05%	10.06%	4.78%	N/A	N/A	N/A
Russell 1000® Value Index		(12.28)%	7.45%	11.41%	6.11%	N/A	N/A	N/A

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31, 2008

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$954.26	0.92%	$4.49
Class A	1,000.00	952.85	1.17	5.71
Class B	1,000.00	949.34	1.89	9.21
Class C	1,000.00	949.57	1.89	9.21

Hypothetical***
Class I	1,000.00	1,020.40	0.92	4.65
Class A	1,000.00	1,019.15	1.17	5.91
Class B	1,000.00	1,015.55	1.89	9.52
Class C	1,000.00	1,015.55	1.89	9.52

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Equity Funds

MID CAP VALUE FUND OVERVIEW

May 31, 2008

Michael E. Santelli, CFA, CPA

Managing Director,

Mid Cap Value and Focused Equity

How did mid cap value stocks perform over the last year against the backdrop of market conditions?

Along with virtually all other domestic equity segments, mid cap stocks turned in negative performance for the one-year period ended May 31, 2008. The subprime fallout hammered three groups of stocks most severely: those that were housing related, finance related, and consumer related, which resulted in the negative performance. As the housing market deteriorated and the credit market staggered, the Fed stepped in to combat the crisis by adding liquidity and initiating innovative programs.

In the fourth quarter 2007, economic data signaled continuing weakness and the threat of recession loomed. Domestically oriented sectors took the biggest hit, while globally exposed sectors held up relatively well. Companies with large amounts of debt or weak fundamentals suffered most.

Defensive sectors, such as Telecommunications, Healthcare and Utilities, struggled as investors moved to liquidate some richly valued areas. As was true in other size segments, growth stocks outperformed value stocks (Russell Midcap® Growth Index versus Russell Midcap® Value Index) over the last 12 months. Relative to larger and smaller cap stocks, mid caps again were the strongest performing group in terms of earnings in the first quarter 2008. That said, the markets continue to labor through the credit crisis and face a potentially difficult inflationary period ahead.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the Allegiant Mid Cap Value Fund returned (18.14%) to B shares investors(1) and (13.21%) to I shares investors. The Fund’s benchmark, the Russell Midcap® Value Index(2), returned (11.56%) and the Average Mid-Cap Value Peer(5) returned (10.48%) during the period.

Strong sector allocation decisions added to Fund performance over the period, but security selection effects detracted. An overweight to Energy, specifically in equipment and services, added significantly to returns as earnings continued their surge and were up near 50% in the first quarter 2008. Security selection in the sector, however, detracted from returns.

Telecommunications added to performance as the Fund was underweight the group, which helped performance, and security selection effects were positive. Though an overweight to Technology detracted, security selection in the sector added to returns due to positions in specific technology service and semi-conductor companies. Our underweight to the troubled Consumer Discretionary sector also helped our returns versus the benchmark.

As for detractors, the lack of exposure to Cyclicals and to China growth-oriented industries within the Materials sector significantly hurt performance over the period. Positions in mortgage insurance and consumer finance companies weighed negatively on returns. Finally, provider and pharmaceutical positions in Healthcare produced disappointing returns and hurt that sector’s performance.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We believe some sectors of the market have priced in a slowdown, while others have not. Recent market turmoil has created a number of good investment opportunities as stocks sold off, and we are investing in companies with favorable risk/reward scenarios over the next three years. Though this type of volatility presents interesting opportunities, we are prudently focused on finding companies that we believe may potentially have a margin of safety we are comfortable with.

We are adjusting discount rates higher for those firms with more leverage on the balance sheet to account for increased risk in this environment. This change has led to a reduction in our exposure to leveraged companies in the Fund. We believe inflation will be a major obstacle for equities going forward and we are looking for companies with pricing power.

We believe markets recognize value over the long term. Our approach is to buy companies that are trading at a discount to intrinsic value and focused on increasing their intrinsic value over time.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Portfolio Holdings

Financials	25.1%
Utilities	16.2
Information Technology	10.7
Energy	10.3
Materials	8.9
Consumer Discretionary	7.4
Industrials	7.0
Consumer Staples	5.8
Affiliated Money Market Fund	5.1
Healthcare	2.4
Telecommunication Services	1.1
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Average Annual Total Returns as of 5/31/08 (4)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/1/02	(13.21)%	10.61%	15.26%	13.01%	N/A	N/A
Class A Shares	7/1/02	(18.17)%	8.26%	13.67%	11.57%	5.50%	N/A
Class B Shares	6/2/03	(18.14)%	8.42%	N/A	12.05%	N/A	5.00%
Class C Shares	6/2/03	(14.85)%	9.58%	N/A	12.11%	N/A	1.00%
Average Mid-Cap Value Peer(5)		(10.48)%	8.71%	13.67%	N/A	N/A	N/A
Russell Midcap® Value Index		(11.56)%	9.45%	15.29%	N/A	N/A	N/A

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$970.14	1.08%	$5.32
Class A	1,000.00	968.67	1.33	6.55
Class B	1,000.00	965.26	2.05	10.07
Class C	1,000.00	965.51	2.05	10.07

Hypothetical***
Class I	1,000.00	1,019.60	1.08	5.45
Class A	1,000.00	1,018.35	1.33	6.71
Class B	1,000.00	1,014.75	2.05	10.33
Class C	1,000.00	1,014.75	2.05	10.33

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.
(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2008

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

How did small and mid cap stocks perform over the last year against the backdrop of market conditions?

While all equities struggled, small cap stocks fought an especially steep uphill battle over the last 12-month period. Confronted with the credit market crisis, home price contractions, deteriorating economic conditions and rising commodity prices, investors became increasingly risk averse. Small caps, being a source of alpha, have conventionally been in a higher risk zone compared to large caps and thus suffered for it.

Beginning in late July 2007, systematic investment managers (i.e., quantitative managers) were pummeled by developments in the financial markets. As some of the multi-strategy managers were forced to raise cash by selling liquid equity assets, many other managers using the same combination of factors struggled due to increased selling pressure. The liquidity needs of hedge funds, which own large chunks of small cap stocks, persisted for months and led to a wide-scale market sell-off.

Over the same 12-month period, volatility in small caps experienced record fluctuations. Almost every trading day in the first quarter of 2008 had wild gyrations of 1% or more in the Russell 2000® Index. This instability burdened all small caps investors, both passive and active. Recently, we have seen the high levels of volatility subside and small caps have shown a positive rebound in performance.

Mid caps encountered similarly unpredictable trading behavior, but their performance was more akin to large cap returns over the last year. In addition, mid cap earnings growth has been stronger than both small and large cap stocks. The pattern of growth outperforming value held in the mid cap segment as well. With more stability and longer historical records than small caps, along with higher growth rates than many larger companies, mid caps have settled into the “sweet spot” of the market in terms of performance.

What factors impacted the Funds’ performance versus the benchmark?

Allegiant Multi-Factor Mid Cap Growth Fund

During the fiscal year ended May 31, 2008, the Fund returned (14.44%) to B shares investors(1) and (9.03%) to I shares investors while the Fund’s benchmark, the Russell Midcap® Growth Index(2), returned (0.79%). The Average Mid-Cap Growth Peer(7) returned (0.08%) during the same period.

Negative sector allocation and security selection effects led to disappointing fund performance over the 12-month period. Security selection in Healthcare was the biggest area of underperformance, with healthcare providers and pharmaceutical holdings falling versus industry peers. Consumer Discretionary and Technology also had a significant adverse impact on performance. The Fund benefited from positive results in Telecommunications, where we were overweight, and in Industrials, which had positive security selection effects.

Allegiant Multi-Factor Small Cap Core Fund

During the fiscal year ended May 31, 2008, the Fund returned (15.06%) to A shares investors(3) and (9.87%) to I shares investors while the Fund’s benchmark, the Russell 2000 Index(4) , returned (10.54%). The Average Small-Cap Growth Peer(7) returned (7.65%) during the same period.

Sector allocation and security selection had positive impacts on performance over the reporting period. Though the sector was among the worst performers in the benchmark, Consumer Discretionary added the most to performance as we were both underweight the sector and had positive security selection with our positions in household durables, textiles, and specialty retail. An overweight in Utilities also added significantly. The Fund struggled in the Technology sector, driven by disappointments in security selection.

Allegiant Multi-Factor Small Cap Focused Value Fund

During the fiscal year ended May 31, 2008, the Fund returned (26.19%) to A shares investors(3) and (21.74%) to I shares investors while the Fund’s benchmark, the Russell 2000® Value Index(5), returned (15.33%). The Average Small-Cap Core Peer(7) returned (11.15%) during the same period.

While the alpha model had solid predictive ability in sector allocation, security selection was negative and outweighed its positive performance. Underweights in Consumer Discretionary and Technology and an overweight in Healthcare had positive impacts. Security selection in Technology, Energy, and Financials had the biggest overall negative impact on performance.

Investments in mid-sized and small companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell Midcap® Growth Index, an unmanaged index of medium-sized growth stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares’ maximum sales charge.

Allegiant Multi-Factor Small Cap Growth Fund

During the fiscal year ended May 31, 2008, the Fund returned (7.03%) to A shares investors(3) and (1.38%) to I shares investors while the Fund’s benchmark, the Russell 2000® Growth Index(6), returned (5.73%). The Average Small-Cap Growth Peer(7) returned (7.65%) during the same period.

Good security performance, coupled with positive sector allocation, led to strong relative returns for the Fund for the 12-month period. Issue selection in Consumer Discretionary was the biggest driver of out-performance. Internet, catalog, and specialty retail stocks performed well over the period. Commercial service companies in the Industrial sector also added to performance. One area of disappointment was Financials. Though we were underweight the group, insurance and capital markets companies were a drag on the portfolio’s returns.

Allegiant Multi-Factor Small Cap Value Fund

During the fiscal year ended May 31, 2008, the Fund returned (23.54%) to B shares investors(1) and (19.53%) to I shares investors while the Fund’s benchmark, the Russell 2000® Value Index(5), returned (15.33%). The Average Small-Cap Value Peer(7) returned (13.16%) during the same period.

The Fund struggled over the last 12 months as market volatility and irrational investor behavior weighed on stocks with strong fundamentals. Our alpha model had mixed results over the period, with strong performance in sector allocation being outweighed by negative security selection effects. Financials and Industrials were the hardest hit, with stock selection detracting from performance. An overweight in Healthcare added to returns, as did security selection in Materials and Telecommunications.

Allegiant Small Cap Growth Fund

During the fiscal year ended May 31, 2008, the Fund returned (7.22%) to B shares investors(1) and (1.48%) to I shares investors while the Fund’s benchmark, the Russell 2000® Growth Index(6), returned (5.73%). The Average Small-Cap Growth Peer(7) returned (7.65%) during the same period.

Good security performance, coupled with positive sector allocation, led to strong relative returns for the Fund for the 12-month period. Issue selection in Consumer Discretionary was the biggest driver of out-performance. Internet, catalog, and specialty retail stocks all performed well over the period. Commercial service companies in the Industrial sector also added to performance. One area of disappointment was Financials. Though we were underweight the group, insurance and capital markets companies were a drag on the portfolio’s returns.

What are your thoughts going into the next 12 months? How are the Funds positioned?

Given the actions at the beginning of this year by the Fed and financial industry regulators, we believe the potential fallout from the credit crisis is being addressed. While the issues in the credit markets have not been fully contained at this time, we find more transparency in some of the housing and subprime problems with every passing day. As the intertwined banking and capital market issues are being resolved, consumer confidence appears to be softening while earnings estimates are deteriorating. A relatively positive outlook for equity markets can be envisioned over the second half of this year with just the potential headwind of inflation on the horizon.

In our small value strategies, we have taken advantage of the opportunities created by the unsteady environment. Our Financial sector weights have been systematically increased because the valuation dispersions are the largest. We have a sharp focus on identifying the best opportunities in commercial banks and REITS. We also lowered our Healthcare, Semi-conductor, and Telecommunications overweights as their valuations became less attractive.

In the small core strategy, our model favors overweights in Healthcare and Telecommunications. In small growth, we are overweight in Healthcare and Materials sectors.

Our mid growth strategy emphasizes industries that have done well, including energy, materials, and life sciences, as well as those that are more defensive, such as food and telecommunications. We expect that the volatility of recent months will abate, and the long-term trends will re-emerge and be rewarded over the longer time horizon.

(4)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(6)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)	Peer-group performance is derived from data provided by Lipper Inc.

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2008

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities, if any, for each of the Allegiant Structured Equity Funds as of May 31, 2008.

Multi-Factor Mid Cap Growth Fund

Industrials	17.7%
Information Technology	16.1
Energy	15.6
Consumer Discretionary	15.5
Healthcare	8.3
Materials	7.0
Telecommunication Services	5.9
Financials	5.8
Consumer Staples	5.8
Affiliated Money Market Fund	1.5
Producer Durables	0.4
Utilities	0.4
100.0%

Multi-Factor Small Cap Core Fund

Financials	18.0%
Information Technology	15.5
Consumer Discretionary	15.3
Industrials	14.6
Healthcare	11.3
Materials	7.4
Energy	7.0
Affiliated Money Market Fund	3.4
Telecommunication Services	2.9
Consumer Staples	2.8
Utilities	1.8
100.0%

Multi-Factor Small Cap Focused Value Fund

Financials	36.8%
Industrials	11.0
Energy	10.0
Materials	8.8
Consumer Discretionary	7.8
Information Technology	6.9
Healthcare	6.3
Consumer Staples	4.8
Utilities	4.7
Telecommunication Services	2.4
Affiliated Money Market Fund	0.5
100.0%

Multi-Factor Small Cap Growth Fund

Information Technology	18.4%
Industrials	17.8
Consumer Discretionary	16.1
Healthcare	13.5
Energy	10.9
Financials	6.5
Materials	6.3
Consumer Staples	3.7
Affiliated Money Market Fund	3.4
Telecommunication Services	2.5
Utilities	0.9
100.0%

Multi-Factor Small Cap Value Fund

Financials	31.5%
Industrials	13.6
Energy	10.6
Materials	8.1
Consumer Discretionary	7.7
Information Technology	7.5
Consumer Staples	7.4
Utilities	5.0
Healthcare	4.5
Affiliated Money Market Fund	2.9
Telecommunication Services	1.2
100.0%

Small Cap Growth Fund

Information Technology	18.4%
Industrials	17.8
Consumer Discretionary	16.1
Healthcare	13.4
Energy	10.9
Financials	6.4
Materials	6.2
Consumer Staples	3.7
Affiliated Money Market Fund	3.6
Telecommunication Services	2.5
Utilities	0.9
100.0%

Growth of a $10,000 Investment*(a)(b)

(1)	The Russell Midcap® Growth Index is an unmanaged index of medium-sized growth stocks.
(2)	The Russell 2000® Index is an unmanaged index of companies widely representative of small capitalization companies based on market capitalization.
(3)	The Russell 2000® Value Index is an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values.
(4)	The Russell 2000® Growth Index is an unmanaged index of 2,000 small company stocks.
(5)	Peer-group performance is derived from data provided by Lipper Inc.
*

The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class B Shares only, with the exception of the Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds which present Class I and Class A Shares. The performance of Class A and Class C Shares (except for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(b)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c)	The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares’ maximum sales charge.

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2008

Average Annual Total Returns as of 5/31/2008(1)

Multi-Factor Mid Cap Growth Fund(3)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	10/31/88	(9.03)%	7.56%	8.61%	2.92%	8.63%	N/A	N/A
Class A Shares	10/31/88	(14.24)%	5.21%	7.11%	2.08%	8.15%	5.50%	N/A
Class B Shares	2/4/94	(14.44)%	5.28%	7.29%	2.08%	7.86%	N/A	5.00%
Class C Shares	6/15/00	(10.83)%	6.50%	7.60%	N/A	7.63%	N/A	1.00%
Average Mid-Cap Growth Peer(2)		(0.08)%	11.30%	12.98%	6.50%	N/A	N/A	N/A
Russell Midcap® Growth Index		(0.79)%	11.65%	14.36%	6.74%	N/A	N/A	N/A

Multi-Factor Small Cap Core Fund

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	9/30/05	(9.87)%	4.44%	N/A	N/A
Class A Shares	9/30/05	(15.06)%	2.03%	5.50%	N/A
Average Small-Cap Growth Peer(2)		(7.65)%	N/A	N/A	N/A
Russell 2000® Index		(10.54)%	N/A	N/A	N/A

Multi-Factor Small Cap Focused Value Fund

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	9/30/05	(21.74)%	(0.47)%	N/A	N/A
Class A Shares	9/30/05	(26.19)%	(2.82)%	5.50%	N/A
Class C Shares	9/30/05	(23.26)%	(0.56)%	N/A	1.00%
Average Small-Cap Core Peer(2)		(11.15)%	N/A	N/A	N/A
Russell 2000® Value Index		(15.33)%	N/A	N/A	N/A

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

(2)	Peer-group performance is derived from data provided by Lipper Inc.
(3)

With respect to the Multi-Factor Mid Cap Growth Fund, performance information before June 9, 2000 represents performance of the Parkstone Mid Capitalization Fund, which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

Multi-Factor Small Cap Growth Fund

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	9/30/05	(1.38)%	5.78%	N/A	N/A
Class A Shares	9/30/05	(7.03)%	3.33%	5.50%	N/A
Average Small-Cap Growth Peer(2)		(7.65)%	N/A	N/A	N/A
Russell 2000® Growth Index		(5.73)%	N/A	N/A	N/A

Multi-Factor Small Cap Value Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/26/94	(19.53)%	0.36%	7.85%	8.41%	11.80%	N/A	N/A
Class A Shares	8/15/94	(24.19)%	(1.76)%	6.36%	7.48%	11.00%	5.50%	N/A
Class B Shares	1/6/98	(23.54)%	(1.38)%	6.62%	7.48%	10.83%	N/A	5.00%
Class C Shares	1/27/00	(20.97)%	(0.61)%	6.83%	N/A	10.75%	N/A	1.00%
Average Small-Cap Value Peer(2)		(13.16)%	6.63%	12.74%	8.46%	N/A	N/A	N/A
Russell 2000® Value Index		(15.33)%	6.38%	12.64%	8.50%	N/A	N/A	N/A

Small Cap Growth

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/1/97	(1.48)%	7.19%	6.66%	0.11%	1.59%	N/A	N/A
Class A Shares	8/1/97	(7.01)%	4.92%	5.21%	(0.71)%	0.81%	5.50%	N/A
Class B Shares	1/6/98	(7.22)%	4.97%	5.35%	(0.69)%	0.80%	N/A	5.00%
Class C Shares	1/20/00	(3.31)%	6.15%	5.66%	N/A	0.68%	N/A	1.00%
Average Small-Cap Growth Peer(2)		(7.65)%	7.98%	11.15%	6.13%	N/A	N/A	N/A
Russell 2000® Growth Index		(5.73)%	9.43%	12.16%	3.54%	N/A	N/A	N/A

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2008

Expense Tables as of 5/31/2008

Multi-Factor Mid Cap Growth Fund*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$940.75	0.88%	$4.27
Class A	1,000.00	939.67	1.13	5.48
Class B	1,000.00	936.87	1.86	9.01
Class C	1,000.00	936.35	1.86	9.00

Hypothetical***
Class I	1,000.00	1,020.60	0.88	4.45
Class A	1,000.00	1,019.35	1.13	5.70
Class B	1,000.00	1,015.70	1.86	9.37
Class C	1,000.00	1,015.70	1.86	9.37

Multi-Factor Small Cap Core Fund*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$964.68	0.95%	$4.67
Class A	1,000.00	964.08	1.20	5.89

Hypothetical***
Class I	1,000.00	1,020.25	0.95	4.80
Class A	1,000.00	1,019.00	1.20	6.06

Multi-Factor Small Cap Focused Value Fund*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$988.70	1.17%	$5.82
Class A	1,000.00	987.57	1.42	7.06
Class C	1,000.00	984.37	2.16	10.72

Hypothetical***
Class I	1,000.00	1,019.15	1.17	5.91
Class A	1,000.00	1,017.90	1.42	7.16
Class C	1,000.00	1,014.20	2.16	10.88

Multi-Factor Small Cap Growth*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$970.49	0.95%	$4.68
Class A	1,000.00	968.68	1.20	5.91

Hypothetical***
Class I	1,000.00	1,020.25	0.95	4.80
Class A	1,000.00	1,019.00	1.20	6.06

*	See Explanation of Expense Tables on page 5.
**

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

***	Assumes annual return of 5% before expenses.

Multi-Factor Small Cap Value Fund*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$979.00	1.22%	$6.04
Class A	1,000.00	977.28	1.47	7.27
Class B	1,000.00	974.25	2.19	10.81
Class C	1,000.00	974.17	2.19	10.81

Hypothetical***
Class I	1,000.00	1,018.90	1.22	6.16
Class A	1,000.00	1,017.65	1.47	7.41
Class B	1,000.00	1,014.05	2.19	11.03
Class C	1,000.00	1,014.05	2.19	11.03

Small Cap Growth Fund*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$970.77	1.24%	$6.11
Class A	1,000.00	969.10	1.49	7.33
Class B	1,000.00	965.87	2.22	10.91
Class C	1,000.00	965.93	2.22	10.91

Hypothetical***
Class I	1,000.00	1,018.80	1.24	6.26
Class A	1,000.00	1,017.55	1.49	7.52
Class B	1,000.00	1,013.90	2.22	11.18
Class C	1,000.00	1,013.90	2.22	11.18

*	See Explanation of Expense Tables on page 5.
**

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

***	Assumes annual return of 5% before expenses.

Allegiant Equity Funds

S&P 500® INDEX FUND OVERVIEW

May 31, 2008

Hitesh C. Patel, PhD Managing Director, Structured Equity

How did large cap stocks perform over the last year against the backdrop of market conditions?

Equities as an asset class weathered a turbulent storm over the last 12 months ended May 31, 2008 as the U.S. economy battled subprime credit problems, liquidity crises and the near collapse of investment banking giant Bear Stearns. Equity volatility increased sharply as problems spread, eventually reaching levels last seen following the technology bubble collapse in 2000. While outside of Treasuries there was virtually no completely safe haven in the second half of 2007, many equity investors sought asylum in larger capitalization stocks. Higher quality large caps, especially those with exposure to foreign markets, demonstrated relative strength compared with other U.S. equities.

The Federal Reserve took dramatic and sometimes unconventional steps to improve conditions in the credit markets, including slashing the discount rate seven times since September 2007, opening the discount window to investment banks and committing $29 billion to prevent the fall of Bear Stearns. While first quarter 2008 earnings were sharply negative, marking the third consecutive down quarter, domestic equity markets have rebounded since mid-March and volatility has subsided somewhat.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the S&P 500® Index Fund returned (12.12%) to B shares investors(1) and (6.98%) to I shares investors. The Fund’s benchmark, the S&P 500® Index(2), returned (6.70%) and the Average S&P 500® Index Peer(5) returned (7.19%) during the same period.

As a result of the impact of the subprime fallout and the credit and liquidity crunch, the Financials sector was the weakest in the S&P 500® and thus detracted the most from performance. Accounting for nearly 20% of the index weight, Financials were down around 30% for the 12-month period as mortgage, consumer finance and commercial bank stocks performed poorly. In addition, the Consumer Discretionary sector fell nearly 20% over the period as households struggled with falling property prices, a worsening job picture and rising energy costs.

On the positive side, Energy stocks benefited from surging global demand accompanied by weak supply. Oil prices surged to over $130/barrel, and the sector posted returns over the last year of nearly 30%. Though earnings for the S&P 500® were down 17% in the first quarter of 2008, all sectors with the exception of Financials and Consumer Discretionary posted positive earnings growth.

What are your thoughts going into the next 12 months? How is the Fund positioned?

The U.S. economy and financial markets continue to face the headwinds of a continuing credit crisis, falling home prices, a weakening unstable dollar, and the rising costs of energy and commodities. The central bank and financial industry regulators are boldly addressing these macro events through conventional and unconventional methods, including liquidity injections to stabilize markets and strengthen the weakening economy.

Current market risks include recessionary forces, inflationary risk and stability of U.S. financial conditions. We believe last quarter of 2008 could be a good entry point for U.S. large caps via S&P 500® Index exposure.

Portfolio Holdings

Information Technology	16.3%
Financials	15.5
Energy	14.0
Industrials	11.4
Healthcare	11.2
Consumer Staples	10.2
Consumer Discretionary	8.2
Materials	3.6
Utilities	3.5
Telecommunication Services	3.4
Affiliated Money Market Fund	2.0
Exchange Traded Fund	0.6
Producer Durables	0.1
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index, a widely-used unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Average Annual Total Returns as of 5/31/08 (4)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/10/98	(6.98)%	7.23%	9.44%	3.33%	N/A	N/A
Class A Shares	10/15/98	(9.44)%	6.09%	8.61%	2.80%	2.50%	N/A
Class B Shares	1/4/00	(12.12)%	4.98%	8.05%	2.32%	N/A	5.00%
Class C Shares	1/17/00	(8.74)%	6.19%	8.35%	2.29%	N/A	1.00%
Average S&P 500® Index Peer(5)		(7.19)%	7.00%	9.19%	N/A	N/A	N/A
S&P 500® Index		(6.70)%	7.57%	9.77%	N/A	N/A	N/A

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$953.85	0.38%	$1.86
Class A	1,000.00	952.58	0.63	3.08
Class B	1,000.00	949.37	1.37	6.68
Class C	1,000.00	949.40	1.37	6.68

Hypothetical***
Class I	1,000.00	1,023.10	0.38	1.92
Class A	1,000.00	1,021.85	0.63	3.18
Class B	1,000.00	1,018.15	1.37	6.91
Class C	1,000.00	1,018.15	1.37	6.91

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.
(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

SMALL CAP CORE FUND OVERVIEW

May 31, 2008

Gordon A. Johnson

Managing Director,

Small Cap Core

How did small cap stocks perform over the last year against the backdrop of market conditions?

Spurred by the rapid unfolding of the credit crisis and an across-the-board deterioration of financial markets, investors rushed to Treasuries and large cap stocks, hoping to find safety in these investment havens. As a result, small cap performance relative to other equity groups suffered from the beginning of the market downturn in the middle of 2007 until March 2008.

For years, small caps have benefited from a robust merger and acquisition market, which led to an above-average number of takeovers and buyouts. These types of deals, especially those financed by debt, dried up over the last nine months as credit markets worsened. And, though earnings performance for small cap companies has not been as weak as for large cap companies, small caps have fallen short of expectations over the last three quarters.

Since March 2008, small cap valuations have bounced back as financial markets stabilized and investors’ risk appetites gradually returned. Based on the historical record, smaller cap stocks tend to outperform larger cap stocks for three to six months after a market bottom. Though we are not ready to say the worst has passed, small caps are looking more attractive as their liquidity premium gets smaller. While small cap growth stocks have outperformed small cap value (Russell 2000® Value Index versus Russell 2000® Growth Index) as investors have moved towards companies with stronger earnings potential and away from less certain, and often more levered, value situations, we believe some of these value opportunities are beginning to look increasingly more attractive.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2008, the Allegiant Small Cap Core Fund returned (15.33%) to B shares investors(1) and (10.35%) to I shares investors. The Fund’s benchmark, the Russell 2000® Index(2) returned (10.54%) and the Average Small-Cap Core Peer(5) returned (11.15%) during the same period.

Sector allocation had a strong positive impact on performance. The Fund’s overweight to Technology, along with security selection in the sector, added significantly to performance. Specifically, our holdings in electronic equipment were the biggest drivers of outperformance. An overweight to Materials, concentrated in metals and mining stocks, also added positively to performance, as did our slight overweight in Energy, a strong-performing group. Even though we were underweight the sector, Financials were the biggest drag on Fund performance because of security selection. Stock selection in Healthcare and Materials also detracted from performance. The Fund had little to no exposure to Consumer Staples, Telecommunications and Utilities over the time period.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We continue to look for small caps that offer strong cash flows, improving earnings performance, solid management teams and unique product offerings at good valuations. Small caps maintain considerable permanent advantages over large caps. The companies are more nimble with more focused product lines, less research coverage and high levels of insider ownership. They also should benefit as Fed rate cuts work their way through the system, and small caps historically outperform large caps coming out of economic slowdowns. Further, we believe that takeovers and private equity deals will make a comeback as credit conditions ease, providing additional support for small caps.

Though the past few months have been quite volatile, a number of opportunities are surfacing, especially in Finance, Technology and Telecommunications. Our watch list is robust, and we closely monitor these stocks with an eye to choosing the highest quality companies with sustainable earnings power.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Portfolio Holdings

Information Technology	24.9%
Industrials	15.8
Consumer Discretionary	12.9
Financials	12.8
Energy	12.5
Materials	9.6
Healthcare	7.2
Affiliated Money Market Fund	4.3
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2008.

Average Annual Total Returns as of 5/31/08 (4)

	Date of Inception	1 Year	3 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	4/2/04	(10.35)%	5.33%	6.29%	N/A	N/A
Class A Shares	4/2/04	(15.47)%	3.11%	4.58%	5.50%	N/A
Class B Shares	4/2/04	(15.33)%	3.12%	4.90%	N/A	5.00%
Class C Shares	4/2/04	(12.01)%	4.35%	5.32%	N/A	1.00%
Average Small-Cap Core Peer(5)		(11.15)%	7.35%	N/A	N/A	N/A
Russell 2000® Index		(10.54)%	7.95%	N/A	N/A	N/A

Expense Table*

Actual	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period**
Class I	$1,000.00	$969.20	1.17%	$5.76
Class A	1,000.00	968.26	1.42	6.99
Class B	1,000.00	964.87	2.14	10.51
Class C	1,000.00	964.84	2.14	10.51

Hypothetical***
Class I	1,000.00	1,019.15	1.17	5.91
Class A	1,000.00	1,017.90	1.42	7.16
Class B	1,000.00	1,014.30	2.14	10.78
Class C	1,000.00	1,014.30	2.14	10.78

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
***	Assumes annual return of 5% before expenses.
(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees
Robert D. Neary 74	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	32

Dorothy A. Berry 64	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	32

Kelley J. Brennan 66	Chairman of the Audit Committee Trustee	Since August 2007 Since April 2006	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	32

John F. Durkott 64	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	32

Richard W. Furst 69	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	32

Gerald L. Gherlein 70	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	32

Dale C. LaPorte 66	Trustee	Since April 2005	Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), since December 2005; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.	32

Kathleen Cupper Obert 49	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	32

Interested Trustees
Timothy L. Swanson[5] 40	President, CEO and Chief Legal Officer Trustee	Since February 2006 Since April 2006	Executive Vice President and Chief Investment Officer, National City Corporation (bank holding company), since February 2003; Managing Director and Head of Equity Management, Evergreen Private Asset Management, 2002 - 2003; Senior Vice President and Head of Equity Securities, Wachovia Asset Management, 1999 - 2002.	32

Officers
Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 53	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), National City Bank and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Officers
John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 42	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President (formerly Vice President), National City Bank and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 40	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Senior Vice President and Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 54	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

Ronald L. Weihrauch[6] 200 Public Square, 5th Floor Cleveland, OH 44114 31	Assistant Secretary	Since February 2007	Vice President (formerly Assistant Vice President), National City Bank and Director, Legal Administration, Allegiant Asset Management Group, since September 2004; Senior Attorney, Ohio National Financial Services, 2003 - 2004; Associate Attorney, Millikin & Fitton Law Firm, 2001 - 2003.	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 36	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]

Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage.

[4]

The “Fund Complex” consists of all registered investment companies for which Allegiant Asset Management Company (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes 31 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Swanson is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President and Chief Investment Officer of National City Corporation (“NCC”), and (2) he owns shares of common stock and options to purchase common stock of NCC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky, Ms. Talley and Mr. Weihrauch also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allegiant Funds

We have audited the accompanying statements of net assets of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, and Small Cap Growth Fund (the “Funds”) (14 of the portfolios constituting the Allegiant Funds) and the statements of assets and liabilities of the Balanced Allocation Fund, International Equity Fund, and Multi-Factor Mid Cap Growth Fund as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 18, 2008

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
BALANCED ALLOCATION FUND
CLASS I
2008	$11.86	$0.22	$(0.24)	$—	**(3)	$(0.24)	$(0.71)	$10.89	(0.28)%	$200,150	0.98%	2.00%	0.98%	2.00%	126%
2007	10.63	0.23	1.51	—		(0.21)	(0.30)	11.86	16.68	149,407	0.97	2.06	0.97	2.06	148
2006	9.95	0.17	0.68	—		(0.17)	—	10.63	8.64	122,916	1.04	1.63	1.04	1.63	223
2005	9.35	0.14	0.61	—		(0.15)	—	9.95	8.01	133,954	1.06	1.49	1.06	1.49	201
2004	8.44	0.11	0.89	—		(0.09)	—	9.35	11.93	136,752	0.98	1.15	0.98	1.15	230

CLASS A
2008	$11.88	$0.20	$(0.25)	$—	**(3)	$(0.22)	$(0.71)	$10.90	(0.61)%	$17,959	1.23%	1.75%	1.23%	1.75%	126%
2007	10.64	0.20	1.52	—		(0.18)	(0.30)	11.88	16.47	17,125	1.22	1.81	1.22	1.81	148
2006	9.96	0.14	0.69	—		(0.15)	—	10.64	8.35	14,323	1.29	1.38	1.29	1.38	223
2005	9.36	0.12	0.60	—		(0.12)	—	9.96	7.74	17,859	1.31	1.24	1.31	1.24	201
2004	8.45	0.08	0.90	—		(0.07)	—	9.36	11.67	16,900	1.23	0.90	1.23	0.90	230

CLASS B
2008	$11.88	$0.11	$(0.24)	$—	**(3)	$(0.13)	$(0.71)	$10.91	(1.26)%	$5,282	1.96%	1.02%	1.96%	1.02%	126%
2007	10.64	0.12	1.52	—		(0.10)	(0.30)	11.88	15.64	6,209	1.95	1.08	1.95	1.08	148
2006	9.96	0.07	0.68	—		(0.07)	—	10.64	7.60	5,781	1.99	0.68	1.99	0.68	223
2005	9.36	0.05	0.60	—		(0.05)	—	9.96	6.99	6,458	2.01	0.54	2.01	0.54	201
2004	8.46	0.02	0.89	—		(0.01)	—	9.36	10.80	6,985	1.93	0.20	1.93	0.20	230

CLASS C
2008	$11.81	$0.11	$(0.24)	$—	**(3)	$(0.13)	$(0.71)	$10.84	(1.25)%	$2,026	1.96%	1.02%	1.96%	1.02%	126%
2007	10.59	0.12	1.51	—		(0.11)	(0.30)	11.81	15.60	2,236	1.95	1.08	1.95	1.08	148
2006	9.91	0.07	0.68	—		(0.07)	—	10.59	7.60	1,246	1.99	0.68	1.99	0.68	223
2005	9.33	0.04	0.60	—		(0.06)	—	9.91	6.85	1,685	2.01	0.54	2.01	0.54	201
2004	8.43	0.03	0.88	—		(0.01)	—	9.33	10.83	1,754	1.93	0.20	1.93	0.20	230

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

(3)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)		Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
INTERNATIONAL EQUITY FUND
CLASS I
2008(3)	$18.12	$0.27		$(0.27)	$—	**(2)	$(0.18)	$—	$17.94	0.01%	$406,546	1.23%	1.53%	1.38%	1.38%	43%
2007(3)	14.23	0.15		3.77	—		(0.03)	—	18.12	27.61	343,857	1.22	0.95	1.37	0.80	37
2006(3)	11.14	0.15		3.22	—		(0.28)	—	14.23	30.57	264,452	1.34	1.13	1.49	0.98	123
2005	10.18	0.13		0.99	—		(0.16)	—	11.14	10.99	209,121	1.36	1.27	1.46	1.17	225
2004	8.05	0.08		2.21	—		(0.16)	—	10.18	28.50	280,040	1.41	0.74	1.41	0.74	117
CLASS A
2008(3)	$17.93	$0.21		$(0.24)	$—	**(2)	$(0.12)	$—	$17.78	(0.18)%	$19,319	1.48%	1.28%	1.63%	1.13%	43%
2007(3)	14.10	0.11		3.72	—		— **	—	17.93	27.17	19,630	1.47	0.70	1.62	0.55	37
2006(3)	11.03	0.11		3.21	—		(0.25)	—	14.10	30.39	14,083	1.59	0.88	1.74	0.73	123
2005	10.09	0.13		0.95	—		(0.14)	—	11.03	10.62	11,333	1.61	1.02	1.71	0.92	225
2004	7.97	0.07		2.17	—		(0.12)	—	10.09	28.19	11,693	1.66	0.49	1.66	0.49	117
CLASS B
2008(3)	$17.35	$0.07		$(0.23)	$—	**(2)	$—	$—	$17.19	(0.92)%	$1,268	2.20%	0.56%	2.35%	0.41%	43%
2007(3)	13.73	—	**	3.62	—		—	—	17.35	26.37	1,412	2.19	(0.02)	2.34	(0.17)	37
2006(3)	10.73	0.02		3.12	—		(0.14)	—	13.73	29.43	1,236	2.27	0.20	2.42	0.05	123
2005	9.81	0.04		0.93	—		(0.05)	—	10.73	9.85	1,369	2.30	0.33	2.40	0.23	225
2004	7.77	(0.02)		2.14	—		(0.08)	—	9.81	27.31	1,834	2.36	(0.21)	2.36	(0.21)	117
CLASS C
2008(3)	$17.30	$0.07		$(0.23)	$—	**(2)	$—	$—	$17.14	(0.93)%	$988	2.20%	0.56%	2.35%	0.41%	43%
2007(3)	13.69	0.02		3.59	—		—	—	17.30	26.37	1,164	2.19	(0.02)	2.34	(0.17)	37
2006(3)	10.68	0.01		3.12	—		(0.12)	—	13.69	29.43	1,001	2.27	0.20	2.42	0.05	123
2005	9.78	0.05		0.93	—		(0.08)	—	10.68	10.01	1,277	2.30	0.33	2.40	0.23	225
2004	7.77	—		2.12	—		(0.11)	—	9.78	27.27	1,209	2.36	(0.21)	2.36	(0.21)	117

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 12 in Notes to Financial Statements.
(3)	Redemption fees received during the year had no effect on the net asset value.
(4)

During the period ended May 31, 2008, 0.05%, 0.05%, 0.05% and 0.05% of the Large Cap Growth Fund’s Class I, Class A, Class B and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in Note 12. Excluding this item, the total returns would have been (2.65)%, (2.84)%, (3.60)% and (3.59)%, respectively, for Class I, Class A, Class B and Class C.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
LARGE CAP CORE EQUITY FUND
CLASS I
2008	$13.48	$— **	$(0.58)	$—	**(2)	$(0.09)	$(1.04)	$11.77	(4.72)%		$201,994	0.92%	0.02%	0.92%	0.02%	83%
2007	12.39	0.12	1.79	—		(0.06)	(0.76)	13.48	15.91		235,381	0.92	0.97	0.92	0.97	66
2006	11.54	0.05	1.09	—		(0.04)	(0.25)	12.39	9.98		227,171	0.97	0.43	0.97	0.43	65
2005	10.91	0.08	0.79	—		(0.08)	(0.16)	11.54	7.95		211,478	0.98	0.66	0.98	0.66	69
2004	9.58	0.09	1.33	—		(0.09)	—	10.91	14.72		209,690	0.94	0.81	0.94	0.81	124
CLASS A
2008	$13.33	$(0.03)	$(0.59)	$—	**(2)	$(0.07)	$(1.04)	$11.60	(5.05)%		$5,361	1.17%	(0.23)%	1.17%	(0.23)%	83%
2007	12.26	0.09	1.77	—		(0.03)	(0.76)	13.33	15.62		5,918	1.17	0.72	1.17	0.72	66
2006	11.41	0.02	1.10	—		(0.02)	(0.25)	12.26	9.81		5,863	1.22	0.18	1.22	0.18	65
2005	10.81	0.05	0.77	—		(0.06)	(0.16)	11.41	7.53		7,881	1.23	0.41	1.23	0.41	69
2004	9.49	0.06	1.33	—		(0.07)	—	10.81	14.62		8,648	1.19	0.56	1.19	0.56	124
CLASS B
2008	$12.70	$(0.12)	$(0.54)	$—	**(2)	$(0.05)	$(1.04)	$10.95	(5.68)%		$1,823	1.89%	(0.95)%	1.89%	(0.95)%	83%
2007	11.77	— **	1.69	—		—	(0.76)	12.70	14.78		2,860	1.89	0.00	1.89	0.00	66
2006	11.03	(0.06)	1.05	—		—	(0.25)	11.77	9.01		3,152	1.90	(0.50)	1.90	(0.50)	65
2005	10.49	(0.03)	0.76	—		(0.03)	(0.16)	11.03	6.90		3,545	1.92	(0.27)	1.92	(0.27)	69
2004	9.22	(0.02)	1.29	—		—	—	10.49	13.70		3,527	1.89	(0.14)	1.89	(0.14)	124
CLASS C
2008	$12.70	$(0.11)	$(0.56)	$—	**(2)	$(0.04)	$(1.04)	$10.95	(5.69)%		$315	1.89%	(0.95)%	1.89%	(0.95)%	83%
2007	11.77	— **	1.69	—		—	(0.76)	12.70	14.78		431	1.89	0.00	1.89	0.00	66
2006	11.02	(0.06)	1.06	—		—	(0.25)	11.77	9.11		408	1.90	(0.50)	1.90	(0.50)	65
2005	10.49	(0.03)	0.75	—		(0.03)	(0.16)	11.02	6.82		731	1.92	(0.27)	1.92	(0.27)	69
2004	9.23	(0.02)	1.29	—		(0.01)	—	10.49	13.63		676	1.89	(0.14)	1.89	(0.14)	124

LARGE CAP GROWTH FUND
CLASS I
2008	$20.80	$(0.04)	$(0.38)	$0.01	(2)	$—	$(1.86)	$18.53	(2.60	)%(4)	$444,181	0.92%	(0.22)%	0.92%	(0.22)%	92%
2007	19.77	0.10	3.00	—		(0.16)	(1.91)	20.80	16.51		430,249	0.93	0.44	0.93	0.44	79
2006	19.06	—	1.54	—		(0.19)	(0.64)	19.77	8.02		453,493	0.97	(0.01)	0.97	(0.01)	76
2005	18.71	0.08	0.51	—		—	(0.24)	19.06	3.22		482,538	0.98	0.38	0.98	0.38	78
2004	17.13	0.02	1.63	—		(0.07)	—	18.71	9.64		581,512	0.93	0.09	0.93	0.09	144
CLASS A
2008	$20.47	$(0.12)	$(0.33)	$0.01	(2)	$—	$(1.86)	$18.17	(2.79	)%(4)	$24,234	1.17%	(0.47)%	1.17%	(0.47)%	92%
2007	19.48	0.05	2.96	—		(0.11)	(1.91)	20.47	16.26		121,321	1.18	0.19	1.18	0.19	79
2006	18.78	(0.05)	1.51	—		(0.12)	(0.64)	19.48	7.74		118,848	1.22	(0.26)	1.22	(0.26)	76
2005	18.49	0.03	0.50	—		—	(0.24)	18.78	2.93		129,193	1.23	0.13	1.23	0.13	78
2004	16.95	(0.03)	1.61	—		(0.04)	—	18.49	9.34		142,015	1.18	(0.16)	1.18	(0.16)	144
CLASS B
2008	$19.36	$(0.22)	$(0.34)	$0.01	(2)	$—	$(1.86)	$16.95	(3.55	)%(4)	$5,189	1.89%	(1.19)%	1.89%	(1.19)%	92%
2007	18.55	(0.10)	2.82	—		—	(1.91)	19.36	15.43		6,849	1.90	(0.53)	1.90	(0.53)	79
2006	17.92	(0.18)	1.45	—		—	(0.64)	18.55	7.03		8,399	1.90	(0.94)	1.90	(0.94)	76
2005	17.78	(0.10)	0.48	—		—	(0.24)	17.92	2.20		9,265	1.92	(0.56)	1.92	(0.56)	78
2004	16.38	(0.15)	1.57	—		(0.02)	—	17.78	8.66		9,673	1.88	(0.86)	1.88	(0.86)	144
CLASS C
2008	$19.38	$(0.22)	$(0.33)	$0.01	(2)	$—	$(1.86)	$16.98	(3.49	)%(4)	$500	1.89%	(1.19)%	1.89%	(1.19)%	92%
2007	18.58	(0.10)	2.81	—		—	(1.91)	19.38	15.35		707	1.90	(0.53)	1.90	(0.53)	79
2006	17.94	(0.18)	1.46	—		—	(0.64)	18.58	7.08		826	1.90	(0.94)	1.90	(0.94)	76
2005	17.80	(0.10)	0.48	—		—	(0.24)	17.94	2.20		1,239	1.92	(0.56)	1.92	(0.56)	78
2004	16.40	(0.15)	1.57	—		(0.02)	—	17.80	8.70		1,146	1.88	(0.86)	1.88	(0.86)	144

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
LARGE CAP VALUE FUND
CLASS I
2008	$20.99	$0.28	$(2.33)	$—	**(2)	$(0.32)	$(1.86)	$16.76	(10.26)%	$611,529	0.91%	1.52%	0.91%	1.52%	104%
2007	18.87	0.29	4.24	—		(0.27)	(2.14)	20.99	25.29	718,669	0.92	1.42	0.92	1.42	71
2006	17.58	0.25	2.62	—		(0.23)	(1.35)	18.87	16.78	582,162	0.97	1.30	0.97	1.30	46
2005	16.44	0.26	1.81	—		(0.25)	(0.68)	17.58	12.74	548,937	0.98	1.47	0.98	1.47	37
2004	14.07	0.21	2.38	—		(0.22)	—	16.44	18.52	526,031	0.94	1.38	0.94	1.38	47
CLASS A
2008	$20.91	$0.23	$(2.32)	$—	**(2)	$(0.28)	$(1.86)	$16.68	(10.48)%	$52,495	1.16%	1.27%	1.16%	1.27%	104%
2007	18.81	0.23	4.23	—		(0.22)	(2.14)	20.91	24.95	65,300	1.17	1.17	1.17	1.17	71
2006	17.53	0.20	2.61	—		(0.18)	(1.35)	18.81	16.48	54,448	1.22	1.05	1.22	1.05	46
2005	16.39	0.21	1.82	—		(0.21)	(0.68)	17.53	12.50	48,306	1.23	1.22	1.23	1.22	37
2004	14.03	0.18	2.37	—		(0.19)	—	16.39	18.24	41,023	1.19	1.13	1.19	1.13	47
CLASS B
2008	$20.77	$0.10	$(2.32)	$—	**(2)	$(0.17)	$(1.86)	$16.52	(11.17)%	$6,767	1.88%	0.55%	1.88%	0.55%	104%
2007	18.70	0.09	4.20	—		(0.08)	(2.14)	20.77	24.05	9,638	1.89	0.45	1.89	0.45	71
2006	17.43	0.07	2.60	—		(0.05)	(1.35)	18.70	15.71	8,782	1.90	0.37	1.90	0.37	46
2005	16.30	0.09	1.81	—		(0.09)	(0.68)	17.43	11.73	9,783	1.92	0.53	1.92	0.53	37
2004	13.97	0.06	2.38	—		(0.11)	—	16.30	17.47	10,499	1.89	0.43	1.89	0.43	47
CLASS C
2008	$20.66	$0.09	$(2.29)	$—	**(2)	$(0.17)	$(1.86)	$16.43	(11.13)%	$440	1.88%	0.55%	1.88%	0.55%	104%
2007	18.62	0.09	4.18	—		(0.09)	(2.14)	20.66	24.04	808	1.89	0.45	1.89	0.45	71
2006	17.36	0.07	2.59	—		(0.05)	(1.35)	18.62	15.70	588	1.90	0.37	1.90	0.37	46
2005	16.24	0.09	1.80	—		(0.09)	(0.68)	17.36	11.72	776	1.92	0.53	1.92	0.53	37
2004	13.94	0.02	2.40	—		(0.12)	—	16.24	17.36	697	1.89	0.43	1.89	0.43	47

†	Total return excludes sales charge.
**	Amount represents less than $0.005 per share.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 12 in Notes to Financial Statements.
(3)	Mid Cap Value Fund Class B and Class C commenced operations on June 2, 2003. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
MID CAP VALUE FUND
CLASS I
2008	$16.61	$0.12	$(2.28)	$—	**(2)	$(0.26)	$(0.71)	$13.48	(13.21)%	$216,224	1.01%	0.83%	1.26%	0.58%	58%
2007	13.73	0.28	3.41	—		(0.05)	(0.76)	16.61	27.76	190,806	0.93	1.86	1.18	1.61	45
2006	12.47	0.09	2.55	—		(0.11)	(1.27)	13.73	22.04	93,896	1.01	0.62	1.26	0.37	44
2005	12.54	0.10	2.12	—		(0.04)	(2.25)	12.47	18.13	45,863	1.02	0.75	1.27	0.50	75
2004	10.11	0.04	2.69	—		(0.07)	(0.23)	12.54	27.24	52,453	1.07	0.36	1.20	0.23	87
CLASS A
2008	$16.38	$0.09	$(2.26)	$—	**(2)	$(0.20)	$(0.71)	$13.30	(13.42)%	$94,590	1.26%	0.58%	1.51%	0.33%	58%
2007	13.57	0.31	3.30	—		(0.04)	(0.76)	16.38	27.48	194,866	1.18	1.61	1.43	1.36	45
2006	12.35	0.04	2.53	—		(0.08)	(1.27)	13.57	21.66	10,777	1.26	0.37	1.51	0.12	44
2005	12.44	0.07	2.10	—		(0.01)	(2.25)	12.35	17.86	6,042	1.27	0.50	1.52	0.25	75
2004	10.05	—	2.68	—		(0.06)	(0.23)	12.44	26.85	5,313	1.32	0.11	1.45	(0.02)	87
CLASS B
2008	$16.04	$(0.02)	$(2.21)	$—	**(2)	$(0.02)	$(0.71)	$13.08	(14.07)%	$3,995	1.97%	(0.13)%	2.22%	(0.38)%	58%
2007	13.36	0.11	3.33	—		—	(0.76)	16.04	26.57	5,507	1.90	0.89	2.15	0.64	45
2006	12.18	(0.04)	2.49	—		—	(1.27)	13.36	20.87	4,636	1.94	(0.31)	2.19	(0.56)	44
2005	12.37	(0.02)	2.08	—		—	(2.25)	12.18	16.98	4,058	1.96	(0.19)	2.21	(0.44)	75
2004(3)	10.14	(0.08)	2.56	—		(0.02)	(0.23)	12.37	24.64	3,472	2.05	(0.62)	2.18	(0.75)	87
CLASS C
2008	$16.13	$(0.02)	$(2.22)	$—	**(2)	$(0.12)	$(0.71)	$13.06	(14.04)%	$7,699	1.97%	(0.13)%	2.22%	(0.38)%	58%
2007	13.43	0.15	3.31	—		—	(0.76)	16.13	26.58	5,620	1.90	0.89	2.15	0.64	45
2006	12.23	(0.04)	2.51	—		—	(1.27)	13.43	20.95	1,745	1.94	(0.31)	2.19	(0.56)	44
2005	12.42	(0.02)	2.08	—		—	(2.25)	12.23	16.91	951	1.96	(0.19)	2.21	(0.44)	75
2004(3)	10.14	(0.08)	2.60	—		(0.01)	(0.23)	12.42	24.96	858	2.05	(0.62)	2.18	(0.75)	87

MULTI-FACTOR MID CAP GROWTH FUND
CLASS I
2008	$9.41	$0.03	$(0.88)	$—	**(2)	$(0.05)	$—	$8.51	(9.03)%	$24,182	0.87%	0.38%	1.42%	(0.17)%	132%
2007	7.73	0.08	1.65	—		(0.05)	—	9.41	22.45	16,758	0.90	1.06	1.45	0.51	159
2006	6.92	—	0.81	—		—	—	7.73	11.71	15,544	0.90	(0.04)	1.46	(0.60)	102
2005	6.59	(0.04)	0.37	—		—	—	6.92	5.01	13,248	1.07	(0.62)	1.40	(0.95)	219
2004	5.70	(0.04)	0.93	—		—	—	6.59	15.63	67,969	1.13	(0.69)	1.26	(0.82)	228
CLASS A
2008	$8.98	$0.01	$(0.84)	$—	**(2)	$(0.02)	$—	$8.13	(9.28)%	$13,732	1.12%	0.13%	1.67%	(0.42)%	132%
2007	7.38	0.06	1.57	—		(0.03)	—	8.98	22.11	17,483	1.15	0.81	1.70	0.26	159
2006	6.63	(0.02)	0.77	—		—	—	7.38	11.31	16,778	1.15	(0.29)	1.71	(0.85)	102
2005	6.32	(0.05)	0.36	—		—	—	6.63	4.91	17,836	1.32	(0.87)	1.65	(1.20)	219
2004	5.48	(0.06)	0.90	—		—	—	6.32	15.33	19,092	1.38	(0.94)	1.51	(1.07)	228
CLASS B
2008	$7.25	$(0.04)	$(0.68)	$—	**(2)	$—	$—	$6.53	(9.93)%	$781	1.85%	(0.60)%	2.40%	(1.15)%	132%
2007	5.98	0.01	1.26	—		—	—	7.25	21.24	1,065	1.88	0.08	2.43	(0.47)	159
2006	5.41	(0.06)	0.63	—		—	—	5.98	10.54	1,231	1.83	(0.97)	2.39	(1.53)	102
2005	5.19	(0.08)	0.30	—		—	—	5.41	4.24	2,011	2.01	(1.56)	2.32	(1.89)	219
2004	4.53	(0.08)	0.74	—		—	—	5.19	14.57	3,429	2.08	(1.64)	2.21	(1.77)	228
CLASS C
2008	$7.35	$(0.04)	$(0.69)	$—	**(2)	$—	$—	$6.62	(9.93)%	$100	1.85%	(0.60)%	2.40%	(1.15)%	132%
2007	6.06	0.01	1.28	—		—	—	7.35	21.29	107	1.88	0.08	2.43	(0.47)	159
2006	5.48	(0.06)	0.64	—		—	—	6.06	10.58	137	1.83	(0.97)	2.39	(1.53)	102
2005	5.27	(0.08)	0.29	—		—	—	5.48	3.99	307	2.01	(1.56)	2.32	(1.89)	219
2004	4.59	(0.08)	0.76	—		—	—	5.27	14.82	366	2.08	(1.64)	2.21	(1.77)	228

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	Portfolio Turnover Rate
MULTI-FACTOR SMALL CAP CORE FUND
CLASS I
2008	$12.34	$0.03	$(1.24)	$—	**(2)	$(0.08	)(7)	$—	$11.05	(9.87)%	$49,073	0.95%	0.25%	1.24%	(0.04)%	107%
2007	11.16	0.11	1.18	—		(0.05)		(0.06)	12.34	11.62	47,649	0.95	0.73	1.21	0.47	189
2006(4)	10.00	0.03	1.13	—		—		—	11.16	11.60	6,599	0.99	0.43	1.55	(0.13)	64

CLASS A
2008	$12.31	$0.01	$(1.25)	$—	**(2)	$(0.04	)(7)	$—	$11.03	(10.09)%	$454	1.20%	0.00%	1.49%	(0.29)%	107%
2007	11.15	0.05	1.21	—		(0.04)		(0.06)	12.31	11.35	648	1.20	0.48	1.46	0.22	189
2006(4)	10.00	—	1.15	—		—		—	11.15	11.50	116	1.24	0.18	1.80	(0.38)	64

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
CLASS I
2008	$11.80	$— **	$(2.56)	$—		$—		$(0.27)	$8.97	(21.74)%	$5,548	1.17%	(0.04)%	2.26%	(1.13)%	115%
2007	11.15	0.01	1.39	—		(0.03)		(0.72)	11.80	13.18	7,064	1.17	0.09	1.36	(0.10)	78
2006(4)	10.00	0.01	1.14	—		—		—	11.15	11.50	6,095	1.06	0.20	1.63	(0.37)	81

CLASS A
2008	$11.75	$(0.03)	$(2.54)	$—		$—		$(0.27)	$8.91	(21.92)%	$215	1.42%	(0.29)%	2.51%	(1.38)%	115%
2007	11.12	(0.02)	1.39	—		(0.02)		(0.72)	11.75	12.90	280	1.42	(0.16)	1.61	(0.35)	78
2006(4)	10.00	—	1.12	—		—		—	11.12	11.20	76	1.31	(0.05)	1.88	(0.62)	81

CLASS C(5)
2008	$11.89	$(0.10)	$(2.57)	$—		$—		$(0.27)	$8.95	(22.51)%	$64	2.16%	(1.03)%	3.25%	(2.12)%	115%
2007	11.21	(0.11)	1.55	—		(0.04)		(0.72)	11.89	13.42	154	2.15	(0.89)	2.34	(1.08)	78

MULTI-FACTOR SMALL CAP GROWTH FUND
CLASS I
2008	$11.78	$(0.03)	$(0.12)	$—		$—		$(0.21)	$11.42	(1.38)%	$6,491	0.95%	(0.27)%	1.67%	(0.99)%	137%
2007	10.57	(0.04)	1.25	—		—		—	11.78	11.45	6,312	0.95	(0.34)	1.58	(0.97)	160
2006(4)	10.00	(0.03)	0.60	—		—		—	10.57	5.70	5,518	0.97	(0.45)	1.64	(1.12)	77

CLASS A
2008	$11.74	$(0.06)	$(0.12)	$—		$—		$(0.21)	$11.35	(1.65)%	$60	1.20%	(0.52)%	1.92%	(1.24)%	137%
2007	10.56	(0.06)	1.24	—		—		—	11.74	11.17	35	1.20	(0.59)	1.83	(1.22)	160
2006(4)	10.00	(0.05)	0.61	—		—		—	10.56	5.60	21	1.22	(0.70)	1.89	(1.37)	77

†	Total return excludes sales charge.
**	Amount represents less than $0.005 per share.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 12 in Notes to Financial Statements.
(3)	Redemption fees received during the year had no effect on the net asset value.
(4)

Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund and Multi-Factor Small Cap Growth Fund commenced operations on September 30, 2005. All ratios for the period have been annualized. Total return for the period has not been annualized.

(5)	During the period ended May 31, 2006, there was no shareholder activity in the Class; therefore, no information is presented.
(6)

During the period ended May 31, 2008, 0.05%, 0.05%, 0.06% and 0.06% of the Multi-Factor Small Cap Value Fund’s Class I, Class A, Class B and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in Note 12. Excluding this item, the total returns would have been (19.58)%, (19.82)%, (20.38)% and (20.39)%, respectively, for Class I, Class A, Class B and Class C.

(7)	Includes a tax return of capital of $(0.0434) and $(0.0434) for Class I and Class A, respectively, for the Multi-Factor Small Cap Core Fund.
(8)	Includes a tax return of capital of $(0.0010) for Class I for the Multi-Factor Small Cap Value Fund.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
MULTI-FACTOR SMALL CAP VALUE FUND
CLASS I
2008(3)	$19.66	$(0.01)	$(3.73)	$0.01	(2)	$—	**(8)	$(2.75)	$13.18	(19.53	)%(6)	$137,557	1.20%	(0.09)%	1.20%	(0.09)%	102%
2007(3)	20.94	0.01	1.75	—		(0.01)		(3.03)	19.66	9.33		414,786	1.17	0.05	1.17	0.05	74
2006(3)	20.74	0.01	2.86	—		(0.04)		(2.63)	20.94	14.88		631,241	1.20	0.01	1.20	0.01	94
2005	22.18	(0.02)	2.83	—		—		(4.25)	20.74	11.61		767,302	1.22	(0.08)	1.22	(0.08)	103
2004	17.61	0.02	5.13	—		(0.06)		(0.52)	22.18	29.35		831,470	1.18	0.07	1.18	0.07	116

CLASS A
2008(3)	$18.49	$(0.05)	$(3.50)	$0.01	(2)	$—		$(2.75)	$12.20	(19.77	)%(6)	$32,620	1.45%	(0.34)%	1.45%	(0.34)%	102%
2007(3)	19.90	(0.04)	1.66	—		—		(3.03)	18.49	9.08		172,928	1.42	(0.20)	1.42	(0.20)	74
2006(3)	19.84	(0.05)	2.74	—		—		(2.63)	19.90	14.62		198,542	1.45	(0.24)	1.45	(0.24)	94
2005	21.42	(0.07)	2.74	—		—		(4.25)	19.84	11.34		233,391	1.47	(0.33)	1.47	(0.33)	103
2004	17.04	(0.04)	4.96	—		(0.02)		(0.52)	21.42	28.96		202,755	1.43	(0.19)	1.43	(0.19)	116

CLASS B
2008(3)	$17.18	$(0.14)	$(3.24)	$0.01	(2)	$—		$(2.75)	$11.06	(20.32	)%(6)	$7,425	2.17%	(1.06)%	2.17%	(1.06)%	102%
2007(3)	18.82	(0.16)	1.55	—		—		(3.03)	17.18	8.33		13,282	2.14	(0.92)	2.14	(0.92)	74
2006(3)	19.02	(0.18)	2.61	—		—		(2.63)	18.82	13.84		16,417	2.13	(0.92)	2.13	(0.92)	94
2005	20.82	(0.21)	2.66	—		—		(4.25)	19.02	10.56		17,972	2.16	(1.02)	2.16	(1.02)	103
2004	16.67	(0.18)	4.85	—		—		(0.52)	20.82	28.10		15,844	2.13	(0.90)	2.13	(0.90)	116

CLASS C
2008(3)	$17.13	$(0.15)	$(3.22)	$0.01	(2)	$—		$(2.75)	$11.02	(20.33	)%(6)	$4,151	2.17%	(1.06)%	2.17%	(1.06)%	102%
2007(3)	18.78	(0.16)	1.54	—		—		(3.03)	17.13	8.29		12,547	2.14	(0.92)	2.14	(0.92)	74
2006(3)	18.99	(0.18)	2.60	—		—		(2.63)	18.78	13.81		19,237	2.13	(0.92)	2.13	(0.92)	94
2005	20.79	(0.21)	2.66	—		—		(4.25)	18.99	10.58		26,923	2.16	(1.02)	2.16	(1.02)	103
2004	16.65	(0.18)	4.84	—		—		(0.52)	20.79	28.15		20,622	2.13	(0.90)	2.13	(0.90)	116

S&P 500® INDEX FUND
CLASS I
2008	$13.10	$0.19	$(1.06)	$—	**(2)	$(0.20)		$(0.78)	$11.25	(6.98)%		$138,373	0.37%	1.64%	0.52%	1.49%	29%
2007	10.90	0.20	2.23	—		(0.20)		(0.03)	13.10	22.53		160,014	0.35	1.66	0.50	1.51	26
2006	10.26	0.17	0.66	—		(0.19)		—	10.90	8.16		171,999	0.35	1.56	0.50	1.41	30
2005	9.67	0.17	0.59	—		(0.17)		—	10.26	7.95		339,817	0.36	1.73	0.51	1.58	30
2004	8.30	0.12	1.36	—		(0.11)		—	9.67	17.98		387,699	0.34	1.32	0.49	1.17	1

CLASS A
2008	$13.06	$0.16	$(1.05)	$—	**(2)	$(0.17)		$(0.78)	$11.22	(7.15)%		$26,299	0.62%	1.39%	0.77%	1.24%	29%
2007	10.88	0.17	2.21	—		(0.17)		(0.03)	13.06	22.09		32,716	0.60	1.41	0.75	1.26	26
2006	10.23	0.14	0.68	—		(0.17)		—	10.88	8.03		25,281	0.60	1.31	0.75	1.16	30
2005	9.64	0.14	0.60	—		(0.15)		—	10.23	7.72		22,176	0.61	1.48	0.76	1.33	30
2004	8.29	0.10	1.34	—		(0.09)		—	9.64	17.47		16,111	0.59	1.07	0.74	0.92	1

CLASS B
2008	$12.96	$0.07	$(1.04)	$—	**(2)	$(0.08)		$(0.78)	$11.13	(7.83)%		$3,062	1.36%	0.65%	1.51%	0.50%	29%
2007	10.79	0.08	2.20	—		(0.08)		(0.03)	12.96	21.26		4,057	1.35	0.66	1.50	0.51	26
2006	10.16	0.06	0.66	—		(0.09)		—	10.79	7.08		4,260	1.35	0.56	1.50	0.41	30
2005	9.57	0.07	0.60	—		(0.08)		—	10.16	7.00		4,182	1.36	0.73	1.51	0.58	30
2004	8.24	0.03	1.33	—		(0.03)		—	9.57	16.57		3,120	1.34	0.32	1.49	0.17	1

CLASS C
2008	$12.99	$0.07	$(1.05)	$—	**(2)	$(0.08)		$(0.78)	$11.15	(7.88)%		$1,726	1.36%	0.65%	1.51%	0.50%	29%
2007	10.82	0.08	2.21	—		(0.09)		(0.03)	12.99	21.22		1,895	1.35	0.66	1.50	0.51	26
2006	10.17	0.06	0.68	—		(0.09)		—	10.82	7.23		1,595	1.35	0.56	1.50	0.41	30
2005	9.59	0.07	0.59	—		(0.08)		—	10.17	6.87		2,195	1.36	0.73	1.51	0.58	30
2004	8.25	0.03	1.35	—		(0.04)		—	9.59	16.70		1,698	1.34	0.32	1.49	0.17	1

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
SMALL CAP CORE FUND
CLASS I
2008(3)	$13.74	$0.01	$(1.41)	$—	**(2)	$(0.02)	$(0.81)	$11.51	(10.35)%	$240,414	1.16%	0.08%	1.16%	0.08%	44%
2007(3)	12.43	— **	1.87	—		—	(0.56)	13.74	15.65	225,592	1.16	0.04	1.16	0.04	45
2006	11.03	(0.05)	1.45	—		—	—	12.43	12.69	220,144	1.21	(0.46)	1.21	(0.46)	78
2005	9.50	(0.06)	1.59	—		—	—	11.03	16.11	151,633	1.23	(0.61)	1.23	(0.61)	54
2004(4)	10.00	(0.01)	(0.49)	—		—	—	9.50	(5.00)	28,986	1.31	(0.67)	1.31	(0.67)	4

CLASS A
2008(3)	$13.62	$(0.02)	$(1.40)	$—	**(2)	$—	$(0.81)	$11.39	(10.57)%$	2,521	1.41%	(0.17)%	1.41%	(0.17)%	44%
2007(3)	12.35	(0.03)	1.86	—		—	(0.56)	13.62	15.42	3,139	1.41	(0.21)	1.41	(0.21)	45
2006	10.99	(0.08)	1.44	—		—	—	12.35	12.38	3,514	1.46	(0.71)	1.46	(0.71)	78
2005	9.50	(0.09)	1.58	—		—	—	10.99	15.68	2,533	1.48	(0.86)	1.48	(0.86)	54
2004(4)	10.00	(0.01)	(0.49)	—		—	—	9.50	(5.00)	241	1.56	(0.92)	1.56	(0.92)	4

CLASS B
2008(3)	$13.33	$(0.11)	$(1.36)	$—	**(2)	$—	$(0.81)	$11.05	(11.19)%$	414	2.13%	(0.89)%	2.13%	(0.89)%	44%
2007(3)	12.18	(0.11)	1.82	—		—	(0.56)	13.33	14.63	538	2.13	(0.93)	2.13	(0.93)	45
2006	10.91	(0.16)	1.43	—		—	—	12.18	11.64	454	2.14	(1.39)	2.14	(1.39)	78
2005	9.49	(0.16)	1.58	—		—	—	10.91	14.96	257	2.17	(1.55)	2.17	(1.55)	54
2004(4)	10.00	(0.02)	(0.49)	—		—	—	9.49	(5.10)	24	2.26	(1.62)	2.26	(1.62)	4

CLASS C
2008(3)	$13.34	$(0.11)	$(1.36)	$—	**(2)	$—	$(0.81)	$11.06	(11.18)%$	867	2.13%	(0.89)%	2.13%	(0.89)%	44%
2007(3)	12.20	(0.11)	1.81	—		—	(0.56)	13.34	14.52	1,013	2.13	(0.93)	2.13	(0.93)	45
2006	10.92	(0.16)	1.44	—		—	—	12.20	11.72	948	2.14	(1.39)	2.14	(1.39)	78
2005	9.50	(0.16)	1.58	—		—	—	10.92	14.95	700	2.17	(1.55)	2.17	(1.55)	54
2004(4)	10.00	(0.02)	(0.48)	—		—	—	9.50	(5.00)	300	2.26	(1.62)	2.26	(1.62)	4

†	Total return excludes sales charge.
**	Amount represents less than $0.005 per share.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 12 in Notes to Financial Statements.
(3)	Redemption fees received during the year had no effect on the net asset value.
(4)	Small Cap Core Fund commenced operations on April 2, 2004. All ratios for the period have been annualized. Total return for the period has not been annualized.
(5)

During the period ended May 31, 2008, 0.09%, 0.10%, 0.10% and 0.10% of the Small Cap Growth Fund’s Class I, Class A, Class B and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in Note 12. Excluding this item, the total returns would have been (1.57)%, (1.72)%, (2.44)% and (2.43)%, respectively, for Class I, Class A, Class B and Class C.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
SMALL CAP GROWTH FUND
CLASS I
2008(3)	$10.79	$(0.06)	$(0.11)	$0.01	(2)	$—	$—	$10.63	(1.48	)%(5)	$19,905	1.25%	(0.58)%	1.70%	(1.03)%	138%
2007	9.68	(0.06)	1.17	—		—	—	10.79	11.47		17,427	1.19	(0.63)	1.64	(1.08)	155
2006(3)	8.63	(0.05)	1.10	—		—	—	9.68	12.17		20,682	1.23	(0.55)	1.68	(1.00)	111
2005	9.09	(0.07)	(0.39)	—		—	—	8.63	(5.06)		28,035	1.32	(0.82)	1.43	(0.93)	280
2004	7.70	(0.09)	1.48	—		—	—	9.09	18.05		134,244	1.23	(1.02)	1.23	(1.02)	340

CLASS A
2008(3)	$10.52	$(0.08)	$(0.10)	$0.01	(2)	$—	$—	$10.35	(1.62	)%(5)	$13,424	1.50%	(0.83)%	1.95%	(1.28)%	138%
2007	9.47	(0.08)	1.13	—		—	—	10.52	11.09		15,918	1.44	(0.88)	1.89	(1.33)	155
2006(3)	8.47	(0.09)	1.09	—		—	—	9.47	11.81		17,306	1.48	(0.80)	1.93	(1.25)	111
2005	8.94	(0.07)	(0.40)	—		—	—	8.47	(5.26)		18,412	1.57	(1.07)	1.68	(1.18)	280
2004	7.59	(0.11)	1.46	—		—	—	8.94	17.79		22,493	1.48	(1.27)	1.48	(1.27)	340

CLASS B
2008(3)	$9.85	$(0.15)	$(0.09)	$0.01	(2)	$—	$—	$9.62	(2.34	)%(5)	$923	2.23%	(1.56)%	2.68%	(2.01)%	138%
2007	8.93	(0.14)	1.06	—		—	—	9.85	10.30		1,251	2.17	(1.61)	2.62	(2.06)	155
2006(3)	8.04	(0.12)	1.01	—		—	—	8.93	11.07		1,605	2.16	(1.48)	2.61	(1.93)	111
2005	8.54	(0.13)	(0.37)	—		—	—	8.04	(5.86)		2,630	2.26	(1.76)	2.37	(1.87)	280
2004	7.30	(0.17)	1.41	—		—	—	8.54	16.99		5,186	2.18	(1.97)	2.18	(1.97)	340

CLASS C
2008(3)	$9.87	$(0.15)	$(0.09)	$0.01	(2)	$—	$—	$9.64	(2.33	)%(5)	$138	2.23%	(1.56)%	2.68%	(2.01)%	138%
2007	8.95	(0.15)	1.07	—		—	—	9.87	10.28		142	2.17	(1.61)	2.62	(2.06)	155
2006(3)	8.06	(0.09)	0.98	—		—	—	8.95	11.04		135	2.16	(1.48)	2.61	(1.93)	111
2005	8.56	(0.13)	(0.37)	—		—	—	8.06	(5.84)		653	2.26	(1.76)	2.37	(1.87)	280
2004	7.32	(0.17)	1.41	—		—	—	8.56	16.94		719	2.18	(1.97)	2.18	(1.97)	340

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 43.4%
Consumer Discretionary — 4.8%
Aeropostale*	1,350	$47
Ambassadors Group#	6,470	120
Brown Shoe	4,710	79
Cablevision Systems*	38,359	1,040
Capella Education*#	1,400	91
Carter’s*	6,600	98
Central European Distribution*#	1,000	71
Charlotte Russe Holding*	4,100	77
Ctrip.com International, ADR	2,905	170
DeVry	700	40
Dick’s Sporting Goods*#	38,100	882
DXP Enterprises*	1,200	49
Gap	16,530	302
Gymboree*	700	32
Harman International Industries#	2,220	99
Hovanian Enterprises, Cl A*#	5,910	46
International Game Technology	19,100	681
Jakks Pacific*	3,200	75
Kohl’s*#	4,650	208
Las Vegas Sands*#	13,300	924
Maidenform Brands*	3,800	57
Matthews International, Cl A	600	29
MGM Mirage*	18,366	904
Monarch Casino & Resort*#	4,820	67
Morningstar*#	1,200	85
New Oriental Education & Technology Group, ADR*	11,600	763
Nike, Cl B	11,720	801
Pool#	6,300	130
Sonic*#	3,020	58
Starwood Hotels & Resorts Worldwide	17,430	844
Steiner Leisure*	2,230	86
Strayer Education#	1,120	224
Time Warner	82,427	1,309
TRW Automotive Holdings*	2,600	65
Tupperware Brands	1,400	54
WMS Industries*	1,800	67
Wolverine World Wide#	3,100	89

		10,763

Consumer Staples — 3.7%
Bunge#	11,260	1,344
Casey’s General Stores	3,900	85
Colgate-Palmolive	15,260	1,135
Dean Foods*	20,526	446
Flowers Foods	3,700	104
Kraft Foods	40,793	1,325
Loews-Carolina Group#	8,337	605
PepsiCo	16,800	1,147
Sara Lee	73,639	1,015
Wal-Mart Stores	20,030	1,157

		8,363

Energy — 6.1%
Alon USA Energy#	8,630	132
Apache	7,361	987
Arch Coal	6,781	440
Atlas America	1,150	79
Atwood Oceanics*	1,080	110
Bois d’Arc Energy*#	3,000	73
Chevron	19,864	1,969
ConocoPhillips	12,237	1,139
Core Laboratories NV*	200	27
Devon Energy	5,000	580
Diamond Offshore Drilling#	5,700	778
Encore Acquisition*	4,060	271
EOG Resources	4,895	630
ExxonMobil	9,620	854
Forest Oil*	8,798	587
ION Geophysical*	4,490	74
Oil States International*#	4,690	274
Parker Drilling*	4,900	44
Schlumberger	9,700	981
St. Mary Land & Exploration	1,900	97
Sunoco Logistics Partners#	700	37
Tidewater#	13,100	895
TransOcean*	8,245	1,238
Trico Marine Services*#	900	35
Valero Energy	8,290	421
Weatherford International*	19,500	890
W-H Energy Services*	900	77

		13,719

Financials — 6.4%
Affiliated Managers Group*#	1,700	174
Allstate	6,150	313
American International Group	28,452	1,024
Amerisafe*	2,400	38
BanColombia SA, ADR	3,000	115
Cash America International	1,500	54
Chubb	5,669	305
Citigroup	46,584	1,020
City Holding	1,200	52
CME Group	1,500	645
Community Bank System#	3,000	72
DiamondRock Hospitality REIT	1,800	25
Discover Financial Services	46,771	802
eHealth*	1,100	27
Fannie Mae	15,710	425
FirstService*	6,860	117
Flushing Financial	2,500	49
GAMCO Investors, Cl A	600	32
GFI Group#	1,300	15
Goldman Sachs	6,330	1,117
Great Southern Bancorp#	4,360	50
International Bancshares	1,800	46
Invesco	41,253	1,148
JPMorgan Chase	34,230	1,472
Lazard, Cl A	4,360	166
Loews#	20,700	1,026
LTC Properties REIT	2,500	70
Marsh & McLennan	36,297	988
Max Capital Group	2,100	51
Mid-America Apartment Communities REIT	1,300	73
Montpelier Re Holdings#	5,250	88
Nationwide Health Properties REIT#	4,000	137
Navigators Group*	1,100	56
Philadelphia Consolidated Holding*	1,570	58
Portfolio Recovery Associates*#	3,480	143
Prudential Financial	15,360	1,147
Southwest Bancorp	5,070	86
SVB Financial Group*#	2,400	123
Travelers	9,485	472
UMB Financial	2,300	120

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Wachovia	14,371	$342
Wells Fargo#	8,495	234
WP Carey & Co. LLC#	900	29

		14,546

Healthcare — 5.8%
Abbott Laboratories	15,510	874
Amedisys*#	1,300	66
AmSurg*	3,100	85
Bio-Reference Labs*	6,550	163
Boston Scientific*	42,060	559
Bristol-Myers Squibb	35,771	815
Cerner*#	15,600	708
Dentsply International#	27,800	1,127
Gen-Probe*	13,500	769
Genzyme*	11,260	771
HealthExtras*	3,400	106
Hologic*#	35,000	841
Icon, ADR*	3,050	215
KV Pharmaceutical*#	1,700	43
Medtronic	16,420	832
Merck	22,699	884
Meridian Bioscience	1,500	44
Owens & Minor#	900	43
Parexel International*	3,400	84
Pfizer	88,008	1,704
Pharmaceutical Product Development	2,060	91
Sciele Pharma#	3,230	71
Syneron Medical*	6,350	103
Techne*	1,400	110
Tenet Healthcare*#	100,378	592
Thermo Fisher Scientific*	13,800	814
Universal Health Services, Cl B	1,100	71
WellCare Health Plans*	1,350	74
Wyeth	8,370	372

		13,031

Industrials — 4.1%
A.O. Smith#	1,400	51
Crane	700	32
Danaher	15,350	1,200
DRS Technologies	900	71
Esterline Technologies*	3,420	212
First Solar*	3,250	869
Franklin Electric#	2,470	100
Gardner Denver*	2,400	127
GATX	1,700	84
General Electric	94,349	2,898
Graco#	2,770	112
GrafTech International*	2,900	77
Greenbrier#	4,200	110
Heidrick & Struggles International#	2,570	74
IDEX	4,580	178
Kansas City Southern*	2,000	100
Kirby*	1,400	78
Marten Transport*	5,400	97
Orbital Sciences*	4,300	112
Oshkosh Truck, Cl B	2,780	112
Stanley*	1,000	31
Superior Essex*	3,300	143
United Parcel Service, Cl B	10,166	722
United Technologies	19,900	1,414
Universal Forest Products#	2,690	91
Watson Wyatt Worldwide, Cl A	1,600	94

		9,189

Information Technology — 7.7%
Adobe Systems*	16,500	727
Aladdin Knowledge Systems*	1,800	30
Alliance Data Systems*	10,984	659
Amkor Technology*	4,200	45
ANSYS*#	5,420	256
Apple*	6,680	1,261
Atheros Communications*	3,600	120
Blackbaud	2,400	57
Broadridge Financial Solutions#	6,550	148
Ciber*	9,400	66
Cisco Systems*	73,410	1,962
Citrix Systems*	29,319	1,004
Comtech Telecommunications*#	5,720	265
CryptoLogic#	7,400	124
Digital River*	5,220	209
FactSet Research Systems#	1,080	70
Flir Systems*#	7,900	311
Google, Cl A*	2,350	1,377
Hughes Communications*#	600	28
Integral Systems*	1,500	59
Intel	34,000	788
j2 Global Communications*#	7,960	211
Lexmark International, Cl A*#	27,694	1,021
Macrovision Solutions*	45	1
McAfee*	24,440	886
Microchip Technology#	34,280	1,263
Microsoft	72,653	2,058
Netgear*	5,420	103
ON Semiconductor*#	61,000	603
Oracle*	42,000	959
Perot Systems, Cl A*#	5,700	94
Salesforce.com*	900	65
Synaptics*#	2,300	98
Trimble Navigation*	7,200	287
TTM Technologies*#	5,000	73
Tyler Technologies*	5,200	82

		17,370

Materials — 1.9%
A.M. Castle & Co.	3,370	111
Aptargroup	2,900	130
Balchem	2,000	49
CF Industries Holdings	600	82
E.I. DuPont de Nemours	10,576	507
LSB Industries*#	2,000	36
Methanex#	4,950	142
NewMarket	1,800	141
Northgate Minerals*#	50,660	153
OM Group*	1,180	51
Owens-Illinois*	11,684	669
Praxair	11,170	1,062
Scotts Miracle-Gro, Cl A	3,440	97
Universal Stainless & Alloy*	2,750	109
Weyerhaeuser	15,923	992

		4,331

Producer Durables — 0.3%
Expeditors International Washington	13,400	631

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — 1.8%
American Tower, Cl A*	15,350	$702
AT&T	43,672	1,743
Fairpoint Communications (F)	1	—
NII Holdings*#	10,750	540
NTELOS Holdings	1,700	47
Partner Communications, ADR#	3,300	80
Syniverse Holdings*	3,500	75
Verizon Communications	20,505	789

		3,976

Utilities — 0.8%
AES*	22,100	430
Exelon	7,457	656
FPL Group	8,940	604
Laclede Group	2,100	84
South Jersey Industries	1,100	42

		1,816

Total Common Stocks (Cost $83,680)		97,735

PREFERRED STOCKS — 0.2%
Financial Conduits — 0.1%
Fannie Mae	6,000	146
Freddie Mac	6,000	151

		297

Financials — 0.1%
Merrill Lynch#	3,000	74

Total Preferred Stocks (Cost $380)		371

FOREIGN COMMON STOCKS — 9.0%
Australia — 0.3%
BHP Billiton, ADR (Materials)#	3,180	268
CSL (Healthcare)	5,900	224
Woolworths (Consumer Staples)	5,840	155
WorleyParsons (Energy)	3,815	136

		783

Brazil — 0.5%
Companhia de Bebidas das Americas, ADR (Consumer Staples)#	12,400	851
Companhia Vale do Rio Doce, ADR (Materials)	4,390	175
Votorantim Celulose e Papel SA, ADR (Materials)#	2,100	71

		1,097

Canada — 0.2%
Domtar (Materials)*	17,000	117
Research In Motion (Information Technology)*	2,650	368

		485

Cayman Islands — 0.4%
XL Capital, Cl A (Financials)#	26,883	938

China — 0.1%
China Oilfield Services (Energy)*	56,850	110
Tencent Holdings (Information Technology)	19,950	168

		278

Denmark — 0.1%
Vestas Wind Systems A/S (Industrials)*	2,230	307

Finland — 0.1%
Nokian Renkaat Oyj (Consumer Discretionary)#	4,675	240

France — 0.5%
Alcatel-Lucent, ADR (Information Technology)*#	114,173	857
L’Oreal SA (Consumer Staples)	1,320	161
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary)	1,270	149

		1,167

Germany — 0.5%
Bauer AG (Industrials)*	1,600	168
Deutsche Boerse AG (Financials)	935	134
Fielmann AG (Consumer Discretionary)	1,985	154
Rational AG (Consumer Discretionary)	790	176
SAP AG, ADR (Information Technology)#	3,000	164
Wirecard AG (Information Technology)*	8,910	175
Zhongde Waste Technology AG (Industrials)*	1,455	67

		1,038

Greece — 0.2%
IRF European Finance Investments (Financials) (A)	31,579	158
National Bank of Greece SA (Financials)	3,484	198

		356

Guernsey — 0.3%
Amdocs (Information Technology)*	22,170	716

Hong Kong — 0.5%
China Mobile, ADR (Telecommunication Services)	1,870	138
China Overseas Land & Investment (Financials)*	50,550	92
Espirit Holdings (Consumer Discretionary)	13,575	159
Hengan International Group (Consumer Staples)#	30,376	110
Kerry Properties (Financials)	25,450	174
Li & Fung (Consumer Discretionary)	51,148	193
Li Ning (Consumer Discretionary)	33,152	93
Zijin Mining Group, Cl H (Materials)*	179,999	171

		1,130

India — 0.1%
HDFC Bank, ADR (Financials)#	1,331	133

Israel — 0.3%
Nice Systems, ADR (Information Technology)*	4,520	158
Teva Pharmaceutical Industries, ADR (Healthcare)	10,230	468

		626

Japan — 0.8%
Daikin Industries (Industrials)	3,150	163
Dena (Consumer Discretionary)#	17	120
Kuraray (Materials)	13,444	170
Kurita Water Industries (Industrials)	3,950	146
Mitsubishi (Industrials)	5,050	174
Nintendo (Information Technology)	666	366
Nitori (Consumer Discretionary)	2,442	128
Shiseido (Consumer Staples)	3,356	82
Sumitomo Realty & Development (Financials)	6,066	155

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Japan — continued
Terumo (Healthcare)	2,500	$124
Yamada Denki (Consumer Discretionary)	1,810	141

		1,769

Luxembourg — 0.1%
Millicom International Cellular SA (Telecommunication Services)*#	1,710	198

Netherlands — 0.1%
Fugro NV (Energy)	2,040	180

Norway — 0.1%
Yara International ASA (Materials)	4,100	311

Panama — 0.0%
Banco Latinoamericano de Exportaciones SA, Cl E (Financials)	2,400	44

Russia — 0.1%
Vimpel-Communications, ADR (Telecommunication Services)#	3,710	131

Singapore — 0.3%
GigaMedia (Information Technology)*	2,400	42
Keppel (Industrials)	12,819	114
Raffles Education (Consumer Discretionary)	312,660	305
Wilmar International (Consumer Staples)#	83,412	341

		802

South Africa — 0.1%
MTN Group (Telecommunication Services)	7,275	146

South Korea — 0.1%
MegaStudy (Consumer Discretionary)	500	174

Spain — 0.2%
Grifols SA (Healthcare)*	5,400	155
Red Electrica de Espana (Utilities)	3,250	230

		385

Sweden — 0.1%
Modern Times Group AB, Cl B (Consumer Discretionary)	2,140	149

Switzerland — 1.1%
ABB, ADR (Industrials)*	8,285	269
Actelion (Healthcare)*	3,115	170
Julius Baer Holding AG (Financials)	2,850	233
Nestle SA (Consumer Staples)	765	376
Novartis AG, ADR (Healthcare)	3,415	179
Roche Holdings AG (Healthcare)	2,775	479
Syngenta AG, ADR (Materials)#	7,150	438
Temenos Group AG (Information Technology)*#	13,010	400

		2,544

Taiwan — 0.1%
Taiwan Semiconductor Manufacturing, ADR (Information Technology)*	21,800	250

United Kingdom — 1.7%
Autonomy PLC (Information Technology)*	9,350	164
BG Group PLC (Energy)	14,883	373
BP PLC, ADR (Energy)	12,947	939
Capita Group PLC (Industrials)	9,800	131
Compass Group PLC (Consumer Discretionary)*	27,700	206
ICAP PLC (Financials)	13,400	164
Imperial Tobacco Group PLC (Consumer Staples)	4,400	176
Man Group PLC (Financials)	14,926	184
Michael Page International PLC (Industrials)	20,625	117
Reckitt Benckiser Group PLC (Consumer Staples)	4,113	242
Scottish & Southern Energy PLC (Utilities)	4,632	135
Tesco PLC (Consumer Staples)	19,285	158
Vodafone Group PLC, ADR (Telecommunication Services)	28,455	913

		3,902

Total Foreign Common Stocks (Cost $17,220)		20,279

EXCHANGE TRADED FUNDS — 12.4%
iShares MSCI EAFE Value Index Fund#	234,100	16,188
iShares MSCI Emerging Markets Index Fund#	22,075	3,337
S&P Depository Receipt, Trust Series 1#	37,161	5,215
Vanguard Emerging Markets#	31,682	3,293

Total Exchange Traded Funds (Cost $24,701)		28,033

FOREIGN EQUITY CERTIFICATES — 0.2%
Bharti Airtel Expires 12/15/16 (B)	9,125	187
Educomp Solutions Expires 08/31/17 (B)	1,790	165
Everest Kanto Cylinder Expires 12/16/10 (B)	14,400	107

Total Foreign Equity Certificates (Cost $347)		459

FOREIGN RIGHTS — 0.0%
United Kingdom — 0.0%
Imperial Tobacco Group PLC Expires 06/11/08*
(Cost $0)	2,200	22

	Par (000)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 11.9%
Federal National Mortgage Association — 11.8%
Federal National Mortgage Association
7.000%, 06/01/31	$11	12
7.000%, 01/01/33	57	60
7.000%, 10/01/33	11	11
6.500%, 07/01/38 (TBA)	1,400	1,440
6.500%, 01/01/38	987	1,018
6.000%, 09/01/32	40	41
6.000%, 09/01/36	1,361	1,383
6.000%, 07/01/37	2,225	2,254
6.000%, 09/01/37	835	848
6.000%, 02/01/38	1,907	1,937
5.500%, 02/01/32	178	177
5.500%, 07/01/33	19	19
5.500%, 12/01/33	282	281
5.500%, 05/01/35	190	189

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
5.500%, 12/01/35	$64	$64
5.500%, 12/01/36	4,381	4,359
5.500%, 03/01/37	998	992
5.500%, 04/01/37	1,888	1,876
5.500%, 07/01/37	119	118
5.445%, 01/01/36 (C)	771	789
5.000%, 06/01/20	518	517
5.000%, 07/01/20	138	137
5.000%, 02/01/21	974	970
5.000%, 09/01/33	47	45
5.000%, 10/01/33	97	94
5.000%, 11/01/33	525	509
5.000%, 08/01/35	44	43
5.000%, 10/01/35	509	493
5.000%, 11/01/35	466	451
5.000%, 12/01/35	425	412
5.000%, 12/01/37	992	960
4.500%, 08/01/20	1,171	1,149
4.500%, 10/01/20	528	517
4.500%, 03/01/21	983	964
4.500%, 01/01/23	968	943
4.500%, 09/01/35	533	498

		26,570

Government National Mortgage Association — 0.1%
Government National Mortgage Association
7.500%, 11/15/29 (D)	—	1
6.500%, 09/15/28	15	15
6.500%, 07/15/32	29	30
6.500%, 10/15/33	15	16
6.000%, 08/15/32	19	19
6.000%, 02/15/33	86	88
6.000%, 11/15/33	34	34
6.000%, 06/15/35	135	138

		341

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $26,875)		26,911

CORPORATE BONDS — 5.2%
Cable — 0.2%
Comcast
5.300%, 01/15/14	115	113
Comcast Cable Communications LLC
7.125%, 06/15/13	105	111
Time Warner Cable
5.850%, 05/01/17	175	168

		392

Consumer Staples — 0.1%
Dr. Pepper Snapple Group
6.820%, 05/01/18 (B)	90	91
Kraft Foods
6.125%, 08/23/18	150	147

		238

Energy — 0.3%
Energy Transfer Partners LP
5.950%, 02/01/15	200	195
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	100	100
Marathon Oil
6.000%, 10/01/17	125	125
Nexen
5.875%, 03/10/35	185	167
NGPL Pipe
7.768%, 12/15/37 (B)	125	132

		719

Financials — 2.5%
American Express
8.150%, 03/19/38	200	229
Bank of America
7.800%, 09/15/16	75	82
5.420%, 03/15/17	100	95
8.000%, 12/29/49 (C)	325	323
CIT Group
6.100%, 03/15/67 (C)	50	26
Citigroup
8.400%, 04/30/49 (C)	435	432
Citigroup Capital XXI
8.300%, 12/21/49 (C)	125	125
General Electric Capital (MTN)
5.875%, 01/14/38	1,300	1,185
Genworth Life Institutional Funding Trust (MTN)
5.875%, 05/03/13 (B)	100	99
Goldman Sachs Group
6.125%, 02/15/33#	75	68
HSBC Finance
6.375%, 10/15/11	15	15
ING USA Global Funding
4.500%, 10/01/10	150	151
International Lease Finance (MTN)
5.625%, 09/15/10	245	244
JPMorgan Chase
6.000%, 01/15/18	310	307
7.900%, 04/29/49 (C)	130	130
KeyCorp (MTN)
6.500%, 05/14/13	100	98
Lehman Brothers Holdings (MTN)
6.200%, 09/26/14	370	358
Lloyds TSB Group PLC
6.267%, 11/14/16 (B) (C)	175	145
Merrill Lynch
5.450%, 02/05/13	75	71
Merrill Lynch (MTN)
6.875%, 04/25/18	295	290
Morgan Stanley (MTN)
6.625%, 04/01/18	160	158
MUFG Capital Finance 1
6.346%, 07/25/16 (C)	100	89
Regions Financing Trust II
6.625%, 05/15/47 (C)	145	105
Royal Bank of Scotland Group PLC (MTN)
7.640%, 03/31/49 (C)	200	188
SLM (MTN)
5.375%, 05/15/14	120	102
Wachovia
7.980%, 02/28/49 (C)	80	78
Wachovia Capital Trust III
5.800%, 03/15/42 (C)	465	356

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Wells Fargo Capital XIII
7.700%, 12/29/49 (C)	$75	$75

		5,624

Healthcare — 0.2%
GlaxoSmithKline Capital
5.650%, 05/15/18	150	148
UnitedHealth Group
4.875%, 02/15/13	150	144
WellPoint
5.000%, 12/15/14	150	141

		433

Industrials — 0.2%
Centex
6.500%, 05/01/16	130	117
D.R. Horton
6.875%, 05/01/13	115	109
Koninklijke Philips Electronics NV
6.875%, 03/11/38	170	178

		404

Information Technology — 0.1%
Oracle
5.750%, 04/15/18	135	134

Insurance — 0.2%
American General Finance (MTN)
3.875%, 10/01/09	275	270
American International Group
8.175%, 05/15/49 (B) (C)	150	144
AXA SA
6.379%, 12/14/49 (B) (C)	100	84

		498

Real Estate Investment Trusts — 0.2%
AMB Property LP (MTN)
6.300%, 06/01/13	150	150
iStar Financial
5.950%, 10/15/13	235	209
Realty Income
6.750%, 08/15/19	170	157

		516

Retail — 0.3%
CVS Caremark
5.750%, 06/01/17	140	139
Home Depot
5.875%, 12/16/36	145	120
Target
6.000%, 01/15/18	130	132
Wal-Mart Stores
5.250%, 09/01/35	315	274

		665

Technology — 0.0%
KLA-Tencor
6.900%, 05/01/18	100	98

Telecommunications — 0.3%
AT&T
5.625%, 06/15/16	75	75
6.400%, 05/15/38	150	146
GTE
6.940%, 04/15/28	110	111
Nextel Communications
7.375%, 08/01/15	120	97
Telecom Italia Capital SA
6.999%, 06/04/18	110	110
Telefonica Emisiones SAU
6.221%, 07/03/17	125	128

		667

Transportation — 0.1%
Burlington Northern Santa Fe
6.750%, 07/15/11	165	173
ERAC USA Finance
6.375%, 10/15/17 (B)	130	116

		289

Utilities — 0.5%
Appalachian Power
4.950%, 02/01/15	165	154
Bruce Mansfield Unit
6.850%, 06/01/34	100	99
Midamerican Energy
6.750%, 12/30/31	140	145
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	125	122
Nisource Finance
6.400%, 03/15/18	150	145
Potomac Electric Power
6.500%, 11/15/37	150	148
Southwestern Public Service
6.000%, 10/01/36	120	108
Virginia Electric and Power
6.350%, 11/30/37	105	105

		1,026

Total Corporate Bonds (Cost $12,147)		11,703

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
Federal Farm Credit Bank — 0.1%
Federal Farm Credit Bank
2.672%, 03/02/09## (C)	200	200

Federal Home Loan Bank — 0.4%
Federal Home Loan Bank (DN)
2.010%, 06/10/08## (E)	840	839

Federal National Mortgage Association — 3.8%
Federal National Mortgage Association
4.750%, 12/15/10	2,645	2,730
Federal National Mortgage Association (DN)
3.980%, 08/29/08 (E)	50	50
3.840%, 08/29/08 (E)	600	597
2.090%, 08/29/08 (E)	3,260	3,243
1.930%, 08/29/08 (E)	2,065	2,054

		8,674

Total U.S. Government Agency Obligations (Cost $9,718)		9,713

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 3.5%
Automotive — 1.0%
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	$995	$1,005
Honda Auto Receivables Owner Trust, Series 2005-4, Cl A3
4.460%, 05/21/09	5	5
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A3
5.030%, 05/16/11	500	505
USAA Auto Owner Trust, Series 2008-1, Cl A-3
4.160%, 04/16/12	420	418
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	340	343

		2,276

Credit Cards — 1.7%
Chase Issuance Trust, Series 2005-A3, Cl A
2.534%, 10/17/11## (C)	970	967
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	785	786
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11	870	882
MBNA Credit Card Master Note Trust, Series 2005-A3, Cl A3
4.100%, 10/15/12	385	385
MBNA Credit Card Master Note Trust, Series 2006-A4, Cl A4
2.504%, 09/15/11## (C)	800	797

		3,817

Mortgage Related — 0.2%
Chase Funding Mortgage Loan, Series 2003-6, Cl 1A4
4.499%, 08/25/30	570	504

Utilities — 0.6%
JCP&L Transition Funding LLC, Series 2002-A, Cl A3
5.810%, 12/05/15	600	623
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	565	610

		1,233

Total Asset Backed Securities (Cost $7,831)		7,830

U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds — 1.2%
6.250%, 08/15/23#	395	464
5.375%, 02/15/31#	1,245	1,358
4.500%, 02/15/36#	1,000	968

		2,790

U.S. Treasury Inflationary Index Bond — 0.9%
1.625%, 01/15/18#	1,935	1,987

U.S. Treasury Notes — 0.6%
4.875%, 07/31/11#	45	47
4.875%, 08/15/16	1,140	1,213

		1,260

Total U.S. Treasury Obligations (Cost $6,076)		6,037

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	1,284	1,274
Freddie Mac, Series 2662, Cl DC
5.000%, 11/15/18	805	814
Freddie Mac, Series 2772, Cl GH
5.000%, 07/15/32	1,000	989
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	700	661

Total Collateralized Mortgage Obligations (Cost $3,649)		3,738

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	600	576
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.225%, 07/15/44 (C)	875	861
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (C)	730	715

Total Commercial Mortgage-Backed Securities (Cost $2,179)		2,152

	Number of Shares
AFFILIATED MONEY MARKET FUND — 6.3%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $14,297)	14,296,633	14,297

Total Investments Before Collateral for Loaned Securities – 101.7% (Cost $209,100)		229,280

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 22.0%
Affiliated Money Market Fund — 7.8%
Allegiant Advantage Institutional Money Market Fund, Class I†	17,513,133	17,513

Non-Registered Investment Company — 0.3%
BlackRock Institutional Money Market Trust	603,872	604

Allegiant Balanced Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Master Note — 1.9%
Bear Stearns
2.580%, 06/02/08	$4,378	$4,378

Medium Term Notes — 3.5%
Merrill Lynch
2.440%, 07/07/08 (C)	6,130	6,138
Morgan Stanley Dean Witter
2.180%, 04/03/09 (C)	876	876
2.210%, 04/15/09 (C)	876	876

		7,890

Repurchase Agreements — 8.5%
Bank of America
2.310%, 06/02/08	3,240	3,240
Bear Stearns
2.450%, 06/05/08	13,135	13,135
Lehman Brothers
2.250%, 06/02/08	2,750	2,750

		19,125

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $49,510)‡		49,510

TOTAL INVESTMENTS — 123.7% (Cost $258,610)**		278,790

Other Assets & Liabilities — (23.7)%		(53,374)

TOTAL NET ASSETS — 100.0%		$225,416

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $260,202.

Gross unrealized appreciation (000)	$22,696
Gross unrealized depreciation (000)	(4,108)

Net unrealized appreciation (000)	$18,588

†	See Note 3 in Notes to Financial Statements.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $47,931.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
(A)	Illiquid Security. Total market value of illiquid securities is (000) $158 and represents 0.1% of net assets as of May 31, 2008.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $1,270 and represents 0.6% of net assets as of May 31, 2008.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
(D)	Par is less than $500.
(E)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.
(F)	Value is less than $500.

ADR — American Depository Receipt

Cl — Class

DN — Discount Note

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

REIT — Real Estate Investment Trust

TBA — To Be Announced

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $194,803)	$214,983
Investments in affiliates at value, (Cost $14,297)	14,297
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $31,997)	31,997
Short term investments in affiliates held as collateral for loaned securities, (Cost $17,513)	17,513
Receivable for investments sold	3,908
Receivable for shares of beneficial interest sold	308
Future variation margin receivable	17
Dividends and interest receivable	754
Prepaid expenses	14

Total Assets	283,791

LIABILITIES
Cash overdraft	138
Payable for collateral for loaned securities	49,510
Payable for shares of beneficial interest redeemed	1,789
Payable for investment securities purchased	6,705
Investment advisory fees payable	145
12b-1 fees payable
Class I	10
Class A	1
Class B	2
Class C	1
Administration fees payable	12
Custody fees payable	11
Trustee fees payable	8
Transfer agent fees payable	12
Other liabilities	31

Total Liabilities	58,375

TOTAL NET ASSETS	$225,416

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$209,676
Undistributed Net Investment Income	315
Accumulated Net Realized Loss on Investments and Futures	(4,782)
Net Unrealized Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	(9)
Net Unrealized Appreciation on Investments and Futures	20,216

Total Net Assets	$225,416

Net Asset Value, Offering and Redemption Price Per Share — Class I ($200,149,626 ÷ 18,383,629 outstanding shares of beneficial interest)	$10.89

Net Asset Value and Redemption Price Per Share — Class A ($17,958,709 ÷ 1,647,077 outstanding shares of beneficial interest)	$10.90

Maximum Offering Price Per Share — Class A ($10.90 ÷ 95.25%)	$11.44

Net Asset Value and Offering Price Per Share — Class B ($5,281,578 ÷ 484,248 outstanding shares of beneficial interest)	$10.91

Net Asset Value and Offering Price Per Share — Class C ($2,025,985 ÷ 186,915 outstanding shares of beneficial interest)	$10.84

Allegiant Balanced Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
DJ Euro Stoxx 50®	2	$110	06/13/08	$9
Nikkei 225®	1	124	06/20/08	18

		$234		$27

Cash in the amount of $14,799 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 92.8%
Australia — 3.5%
BHP Billiton, ADR (Materials)#	97,992	$8,265
CSL (Healthcare)	75,450	2,870
Woolworths (Consumer Staples)	78,760	2,087
WorleyParsons (Energy)	49,401	1,761

		14,983

Austria — 1.1%
Andritz AG (Industrials)	67,700	4,580

Belgium — 1.7%
KBC Groep NV (Financials)	26,600	3,282
Solvay SA (Materials)#	27,899	4,000

		7,282

Brazil — 0.5%
Companhia Vale do Rio Doce, ADR (Materials)#	52,100	2,072

Canada — 2.1%
Methanex (Materials)#	153,600	4,341
Research In Motion (Information Technology)*	32,100	4,458

		8,799

China — 1.4%
China Oilfield Services (Energy)*	700,000	1,360
Ctrip.com International, ADR (Consumer Discretionary)	36,903	2,155
Tencent Holdings (Information Technology)	279,300	2,351

		5,866

Denmark — 1.0%
Vestas Wind Systems A/S (Industrials)*	30,580	4,210

Finland — 6.0%
Cargotec, Cl B (Industrials)	98,200	4,142
Kone Oyj, Cl B (Industrials)	115,700	4,684
Konecranes Oyj (Industrials)	113,200	5,186
Nokian Renkaat Oyj (Consumer Discretionary)#	56,070	2,880
UPM-Kymmene Oyj (Materials)	198,500	3,860
YIT Oyj (Industrials)	174,399	5,123

		25,875

France — 5.2%
Christian Dior (Consumer Discretionary)#	36,100	4,364
Compagnie de Saint-Gobain (Industrials)	38,700	3,121
Euler Hermes SA (Financials)#	23,500	2,219
Imerys SA (Materials)	43,472	3,938
L’Oreal SA (Consumer Staples)	16,970	2,065
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary)	15,740	1,842
Technip SA (Energy)	51,500	4,829

		22,378

Germany — 6.9%
BASF (Materials)	27,800	4,168
Bauer AG (Industrials)*	19,950	2,094
Continental AG (Consumer Discretionary)	32,207	4,084
Deutsche Boerse AG (Financials)	11,310	1,623
Fielmann AG (Consumer Discretionary)	25,774	2,000
Hannover Rueckversicherung AG (Financials)#	39,000	2,150
Muenchener Rueckversicherung AG (Financials)	10,500	1,968
Rational AG (Consumer Discretionary)#	10,610	2,367
SAP AG, ADR (Information Technology)#	38,080	2,079
Tognum AG (Industrials)*	142,100	4,063
Wirecard AG (Information Technology)*	106,780	2,093
Zhongde Waste Technology AG (Industrials)*	18,330	850

		29,539

Greece — 0.9%
IRF European Finance Investments (Financials) (A)	284,500	1,422
National Bank of Greece SA (Financials)	44,200	2,510

		3,932

Hong Kong — 3.4%
China Mobile, ADR (Telecommunication Services)	25,565	1,886
China Overseas Land & Investment (Financials)*	620,000	1,125
Espirit Holdings (Consumer Discretionary)	168,500	1,969
Hengan International Group (Consumer Staples)#	381,460	1,383
Kerry Properties (Financials)	329,320	2,251
Li & Fung (Consumer Discretionary)	694,600	2,626
Li Ning (Consumer Discretionary)#	457,060	1,286
Zijin Mining Group, Cl H (Materials)*	2,376,905	2,251

		14,777

India — 0.4%
HDFC Bank, ADR (Financials)	16,552	1,651

Ireland — 4.7%
Anglo Irish Bank PLC (Financials)	320,754	4,192
Bank of Ireland (Financials)	325,070	4,122
CRH PLC (Materials)	105,324	3,893
Greencore Group PLC (Consumer Staples)	707,233	3,351
Icon PLC, ADR (Healthcare)*	17,100	1,206
Smurfit Kappa Group PLC (Materials)	322,200	3,283

		20,047

Israel — 1.6%
Nice Systems, ADR (Information Technology)*	56,360	1,973
Teva Pharmaceutical Industries, ADR (Healthcare)	103,790	4,746

		6,719

Italy — 0.3%
Trevi Finanziaria SpA (Industrials)*	52,201	1,340

Japan — 14.3%
Asahi Breweries (Consumer Staples)	247,600	4,336
Culture Convenience Club (Consumer Discretionary)#	229,900	1,016
Daikin Industries (Industrials)	39,000	2,012
Dena (Consumer Discretionary)#	253	1,781
Iino Kaiun Kaisha (Industrials)	406,000	3,890
Kansai Electric Power (Utilities)	161,200	3,555
KDDI (Telecommunication Services)	607	4,209
Kuraray (Materials)	174,900	2,208
Kurita Water Industries (Industrials)	50,050	1,847
Maruichi Steel Tube (Materials)	127,800	4,376
Meiji Dairies (Consumer Staples)	805,000	4,391
Mitsubishi (Industrials)	63,500	2,193
Nintendo (Information Technology)	8,375	4,608
Nippon Yusen Kabushiki (Industrials)	511,000	5,196
Nitori (Consumer Discretionary)	29,630	1,551

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Japan — continued
Shiseido (Consumer Staples)#	41,140	$1,009
Showa Denko KK (Materials)	1,404,000	4,288
Sumitomo Realty & Development (Financials)	74,460	1,907
Terumo (Healthcare)	31,500	1,569
Tokyo Electric Power (Utilities)	148,600	3,623
Yamada Denki (Consumer Discretionary)	22,880	1,778

		61,343

Luxembourg — 0.6%
Millicom International Cellular SA (Telecommunication Services)*#	21,380	2,477

Mexico — 0.9%
Cemex SA de CV, ADR (Materials)#	137,284	3,904

Netherlands — 0.5%
Fugro NV (Energy)	24,920	2,195

Norway — 2.4%
Camillo Eitzen (Industrials)	207,350	2,681
DNB ASA (Financials)	292,900	4,212
Eitzen Maritime Services ASA (Industrials)*	59,141	30
Yara International ASA (Materials)	45,550	3,454

		10,377

Russia — 0.4%
Vimpel-Communications, ADR (Telecommunication Services)	46,575	1,643

Singapore — 2.3%
Keppel (Industrials)	210,284	1,872
Raffles Education (Consumer Discretionary)#	3,993,460	3,901
Wilmar International (Consumer Staples)#	1,031,980	4,214

		9,987

South Africa — 3.4%
Metorex (Materials)*	1,170,651	3,693
MTN Group (Telecommunication Services)	94,000	1,880
Sappi (Materials)	296,700	4,244
Sasol (Energy)	74,150	4,609

		14,426

South Korea — 2.6%
MegaStudy (Consumer Discretionary)	5,100	1,772
Samsung Electronics (Information Technology)	6,700	4,820
SK Telecom (Telecommunication Services)	22,200	4,386

		10,978

Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA (Financials)	186,800	4,165
Grifols SA (Healthcare)*	66,650	1,914
Red Electrica de Espana (Utilities)	43,700	3,093

		9,172

Sweden — 2.7%
Autoliv (Consumer Discretionary)#	68,900	3,767
Duni AB (Consumer Discretionary)	257,900	1,998
Investor AB, Cl B (Financials)	155,245	3,861
Modern Times Group AB, Cl B (Consumer Discretionary)	28,140	1,963

		11,589

Switzerland — 7.4%
ABB, ADR (Industrials)*	106,875	3,471
Actelion (Healthcare)*	37,600	2,054
Julius Baer Holding AG (Financials)	34,700	2,840
Nestle SA (Consumer Staples)	10,070	4,952
Novartis AG, ADR (Healthcare)	50,675	2,653
Roche Holdings AG (Healthcare)	36,610	6,312
Syngenta AG, ADR (Materials)#	72,150	4,422
Temenos Group AG (Information Technology)*#	167,300	5,145

		31,849

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing, ADR (Information Technology)*#	225,000	2,576

Thailand — 1.0%
Thai Oil PCL (Energy)	2,191,200	4,316

United Kingdom — 10.9%
Autonomy PLC (Information Technology)*	117,700	2,067
Barratt Developments PLC (Consumer Discretionary)	710,600	2,569
Bellway PLC (Consumer Discretionary)	333,819	4,113
BG Group PLC (Energy)	186,617	4,680
Capita Group PLC (Industrials)	123,701	1,658
Compass Group PLC (Consumer Discretionary)*	341,000	2,533
ICAP PLC (Financials)	133,000	1,623
Imperial Tobacco Group PLC (Consumer Staples)	55,020	2,207
Lloyds TSB Group PLC (Financials)	544,261	4,140
Man Group PLC (Financials)	199,556	2,455
Michael Page International PLC (Industrials)	250,348	1,418
Persimmon PLC (Consumer Discretionary)	417,811	3,985
Reckitt Benckiser Group PLC (Consumer Staples)	52,900	3,116
Scottish & Southern Energy PLC (Utilities)	59,760	1,743
Taylor Wimpey PLC (Consumer Discretionary)	1,042,883	1,756
Tesco PLC (Consumer Staples)	231,880	1,902
Vodafone Group PLC, ADR (Telecommunication Services)	142,875	4,585

		46,550

Total Foreign Common Stocks (Cost $330,974)		397,432

FOREIGN EQUITY CERTIFICATES — 1.4%
India — 1.4%
Bharti Airtel
Expires 12/15/16 (B)	119,420	2,446
Educomp Solutions
Expires 08/31/17 (B)	23,100	2,136
Everest Kanto Cylinder
Expires 12/16/10 (B)	185,812	1,377

Total Foreign Equity Certificates (Cost $3,157)		5,959

FOREIGN RIGHTS — 0.1%
United Kingdom — 0.1%
Imperial Tobacco Group PLC
Expires 06/11/08*
(Cost $0)	27,510	272

Allegiant International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 8.2%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $34,978)	34,977,831	$34,978

Total Investments Before Collateral for Loaned Securities – 102.5% (Cost $369,109)		438,641

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 10.8%

Non-Registered Investment Company — 10.8%
BlackRock Institutional Money
Market Trust
(Cost $46,369)‡	46,369,367	46,369

TOTAL INVESTMENTS — 113.3%
(Cost $415,478)**		485,010

Other Assets & Liabilities – (13.3)%		(56,890)

TOTAL NET ASSETS — 100.0%		$428,120

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $416,020.

Gross unrealized appreciation (000)	$91,629
Gross unrealized depreciation (000)	(22,639)

Net unrealized appreciation (000)	$68,990

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $44,311.
‡	See Note 8 in Notes to Financial Statements.
(A)	Illiquid Security. Total market value of illiquid securities is (000) $1,422 and represents 0.3% of net assets as of May 31, 2008.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $5,959 and represents 1.4% of net assets as of May 31, 2008.

ADR — American Depository Receipt

Cl — Class

PLC — Public Liability Company

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $334,131)	$403,663
Investments in affiliates at value, (Cost $34,978)	34,978
Short term investments held as collateral for loaned securities, (Cost $46,369)	46,369
Receivable for shares of beneficial interest sold	643
Future variation margin receivable	646
Dividends and interest receivable	2,598
Prepaid expenses	24

Total Assets	488,921

LIABILITIES
Payable for collateral for loaned securities	46,369
Payable for shares of beneficial interest redeemed	779
Payable for investment securities purchased	13,133
Investment advisory fees payable	354
12b-1 fees payable
Class I	27
Class A	2
Administration fees payable	23
Custody fees payable	38
Trustee fees payable	13
Transfer agent fees payable	18
Other liabilities	45

Total Liabilities	60,801

TOTAL NET ASSETS	$428,120

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$395,415
Undistributed Net Investment Income	4,072
Accumulated Net Realized Loss on Investments and Futures	(41,551)
Net Unrealized Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	(45)
Net Unrealized Appreciation on Investments and Futures	70,229

Total Net Assets	$428,120

Net Asset Value, Offering and Redemption Price Per
Share — Class I ($406,545,552 ÷ 22,658,231 outstanding shares of beneficial interest)	$17.94

Net Asset Value and Redemption Price Per Share — Class A ($19,319,006 ÷ 1,086,680 outstanding shares of beneficial interest)	$17.78

Maximum Offering Price Per Share — Class A ($17.78 ÷ 94.50%)	$18.81

Net Asset Value and Offering Price Per Share — Class B ($1,268,139 ÷ 73,766 outstanding shares of beneficial interest)	$17.19

Net Asset Value and Offering Price Per Share — Class C ($987,648 ÷ 57,630 outstanding shares of beneficial interest)	$17.14

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2008

Futures Contracts:
Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
DJ Euro Stoxx 50 Index	91	$5,140	06/20/08	$276
NIKKEI 225	28	3,587	06/14/08	421

		$8,727		$697

Cash in the amount of $564,033 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

At May 31, 2008, sector diversification of the Fund was as follows:

Sector Diversification	% of Net Assets	Value (000)
Foreign Common Stocks, Equity Certificates and Rights
Materials	16.5%	$70,661
Industrials	15.7	67,036
Consumer Discretionary	14.0	60,056
Financials	12.6	53,719
Consumer Staples	8.2	35,285
Information Technology	8.0	34,305
Energy	5.6	23,750
Telecommunication Services	5.5	23,513
Healthcare	5.4	23,324
Utilities	2.8	12,014

Total Foreign Common Stocks, Equity Certificates and Rights	94.3	403,663
Affiliated Money Market Fund	8.2	34,978

Total Investments Before Collateral for Loaned Securities	102.5	438,641
Short Term Investments Held as Collateral for Loaned Securities	10.8	46,369

Total Investments	113.3	485,010
Other Assets and Liabilities	(13.3)	(56,890)

Net Assets	100.0%	$428,120

See Notes to Financial Statements.

Allegiant Large Cap Core Equity Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 99.5%
Consumer Discretionary — 8.6%
Dick’s Sporting Goods*#	206,100	$4,771
MGM Mirage*#	99,826	4,912
Nike, Cl B	57,000	3,897
Starwood Hotels & Resorts Worldwide	91,600	4,434

		18,014

Consumer Staples — 10.5%
Archer-Daniels-Midland	104,000	4,129
Bunge#	44,800	5,348
Colgate-Palmolive	69,000	5,131
Dean Foods*	73,139	1,591
PepsiCo	84,710	5,785

		21,984

Energy — 14.2%
Devon Energy	24,000	2,783
Diamond Offshore Drilling#	23,500	3,206
EOG Resources	21,300	2,740
National Oilwell Varco*	52,000	4,333
Schlumberger	53,000	5,360
TransOcean*	41,311	6,204
Weatherford International*	110,520	5,043

		29,669

Financials — 15.8%
American International Group	60,910	2,193
Bank of America	86,260	2,934
Bank of New York Mellon	86,000	3,829
Goldman Sachs	21,030	3,710
JPMorgan Chase	131,480	5,654
Loews#	108,000	5,353
MetLife	109,000	6,543
Wells Fargo#	107,000	2,950

		33,166

Healthcare — 11.3%
Abbott Laboratories	88,000	4,959
Cardinal Health	55,000	3,110
Dentsply International	136,000	5,513
Genzyme*	46,000	3,149
Teva Pharmaceutical Industries, ADR	65,000	2,972
Thermo Fisher Scientific*	67,500	3,984

		23,687

Industrials — 11.5%
3M	42,850	3,323
Boeing	36,500	3,021
Danaher	62,000	4,847
General Electric	122,430	3,761
Stericycle*#	52,000	3,032
United Technologies	86,120	6,118

		24,102

Information Technology — 16.7%
Amdocs*	106,000	3,425
Apple*	25,100	4,738
Cisco Systems*	198,640	5,308
Citrix Systems*	105,000	3,594
Google, Cl A*	9,600	5,624
Microchip Technology#	106,200	3,912
Microsoft	172,620	4,888
Oracle*	152,000	3,472

		34,961

Materials — 3.7%
Allegheny Technologies	52,000	3,900
Ecolab	86,560	3,881

		7,781

Telecommunication Services — 3.5%
American Tower, Cl A*	46,000	2,103
NII Holdings*#	104,440	5,243

		7,346

Utilities — 3.7%
AES*	228,550	4,452
Equitable Resources	47,220	3,317

		7,769

Total Common Stocks (Cost $174,200)		208,479

AFFILIATED MONEY MARKET FUND — 0.6%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $1,278)	1,278,330	1,278

Total Investments Before Collateral for Loaned Securities – 100.1% (Cost $175,478)		209,757

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES — 14.4%
Affiliated Money Market Fund — 5.2%
Allegiant Advantage Institutional Money Market Fund, Class I†	10,793,166	10,793

	Par (000)
Master Note — 1.3%
Bear Stearns
2.580%, 06/02/08	$2,698	2,698

Medium Term Notes — 2.3%
Merrill Lynch
2.440%, 07/07/08 (A)	3,778	3,783
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	540	540
2.210%, 04/15/09 (A)	540	540

		4,863

Repurchase Agreements — 5.6%
Bank of America
2.310%, 06/02/08	1,997	1,997
Bear Stearns
2.450%, 06/05/08	8,095	8,095

Allegiant Large Cap Core Equity Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — continued
Lehman Brothers
2.250%, 06/02/08	$1,695	$1,695

		11,787

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $30,141)‡		30,141

TOTAL INVESTMENTS — 114.5%
(Cost $205,619)**		239,898

Other Assets & Liabilities — (14.5)%
Investment Advisory Fees Payable		(134)
12b-1 Fees Payable
Class I		(22)
Class A		(1)
Class B		(1)
Administration Fees Payable		(11)
Custody Fees Payable		(3)
Trustees’ Fees Payable		(11)
Payable for Collateral for Loaned Securities		(30,141)
Payable for Investments Purchased		(2,719)
Payable for Shares of Beneficial Interest Redeemed		(7)
Other		2,646

Total Other Assets & Liabilities		(30,404)

TOTAL NET ASSETS — 100.0%		$209,494

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$175,629
Distributions in Excess of Net Investment Income	(1)
Accumulated Net Realized Loss on Investments and Futures	(435)
Net Unrealized Appreciation on Investments and Futures	34,301

Total Net Assets	$209,494

Net Asset Value, Offering and Redemption Price Per Share — Class I ($201,994,238 ÷ 17,165,187 outstanding shares of beneficial interest)	$11.77

Net Asset Value and Redemption Price Per Share — Class A ($5,361,317 ÷ 462,087 outstanding shares of beneficial interest)	$11.60

Maximum Offering Price Per Share — Class A ($11.60 ÷ 94.50%)	$12.28

Net Asset Value and Offering Price
Per Share — Class B ($1,822,553 ÷ 166,426 outstanding shares of beneficial interest)	$10.95

Net Asset Value and Offering Price
Per Share — Class C ($315,412 ÷ 28,807 outstanding shares of beneficial interest)	$10.95

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $208,319.

Gross unrealized appreciation (000)	$37,141
Gross unrealized depreciation (000)	(5,562)

Net unrealized appreciation (000)	$31,579

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $28,643.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	2	$678	06/20/08	$22

Cash in the amount of $36,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Large Cap Growth Equity Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 99.6%
Autos & Transportation — 3.4%
Expeditors International Washington	140,000	$6,591
Tidewater#	137,000	9,362

		15,953

Consumer Discretionary — 15.8%
Dick’s Sporting Goods*#	398,000	9,214
Google, Cl A*	24,592	14,406
International Game Technology	202,000	7,203
Las Vegas Sands*#	132,700	9,215
MGM Mirage*	193,971	9,545
New Oriental Education & Technology Group, ADR*	123,000	8,087
Nike, Cl B	125,812	8,602
Starwood Hotels & Resorts Worldwide	176,963	8,565

		74,837

Consumer Staples — 7.9%
Colgate-Palmolive	159,649	11,871
Companhia de Bebidas das Americas, ADR#	130,000	8,927
Dean Foods*	217,055	4,721
PepsiCo	175,000	11,953

		37,472

Financial Services — 8.2%
CME Group	16,000	6,885
Goldman Sachs	51,438	9,074
Loews#	218,000	10,806
Prudential Financial	162,132	12,112

		38,877

Healthcare — 15.0%
Abbott Laboratories	166,416	9,378
Cerner*#	170,000	7,713
Dentsply International#	288,000	11,675
Gen-Probe*	146,000	8,313
Genzyme*	117,505	8,044
Hologic*#	387,000	9,300
Medtronic#	163,689	8,294
Thermo Fisher Scientific*	145,000	8,558

		71,275

Materials — 5.3%
Bunge#	120,310	14,361
Praxair	114,397	10,875

		25,236

Other — 2.4%
General Electric	367,750	11,297

Other Energy — 10.0%
Devon Energy	51,000	5,913
Diamond Offshore Drilling#	60,500	8,255
Schlumberger	104,000	10,517
TransOcean*	87,631	13,161
Weatherford International*	206,220	9,410

		47,256

Producer Durables — 7.4%
American Tower, Cl A*	158,587	7,251
Danaher	164,173	12,835
United Technologies	209,988	14,917

		35,003

Technology — 22.1%
Adobe Systems*	174,000	7,666
Amdocs*	241,443	7,801
Apple*	67,229	12,690
Cisco Systems*	530,696	14,180
Citrix Systems*	208,000	7,120
First Solar*	32,000	8,561
Intel	360,000	8,345
Macrovision Solutions*	274	4
Microchip Technology#	254,858	9,389
Microsoft	434,223	12,297
ON Semiconductor*	644,000	6,369
Oracle*	453,000	10,347

		104,769

Utilities — 2.1%
AES*	233,409	4,547
NII Holdings*#	113,051	5,675

		10,222

Total Common Stocks (Cost $384,210)		472,197

AFFILIATED MONEY MARKET FUND — 0.2%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $1,100)	1,100,056	1,100

Total Investments Before Collateral for Loaned Securities – 99.8% (Cost $385,310)		473,297

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 19.5%
Affiliated Money Market Fund — 7.0%
Allegiant Advantage Institutional Money Market
Fund, Class I†	33,127,483	33,127

	Par (000)
Master Note — 1.7%
Bear Stearns
2.580%, 06/02/08	$8,282	8,282

Medium Term Notes — 3.2%
Merrill Lynch
2.440%, 07/07/08 (A)	11,595	11,612
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	1,656	1,656
2.210%, 04/15/09 (A)	1,656	1,656

		14,924

Repurchase Agreements — 7.6%
Bank of America
2.310%, 06/02/08	6,129	6,128
Bear Stearns
2.450%, 06/05/08	24,846	24,846

Allegiant Large Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — continued
Lehman Brothers
2.250%, 06/02/08	$5,203	$5,203

		36,177

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $92,510)‡		92,510

TOTAL INVESTMENTS — 119.3%
(Cost $477,820)**		565,807

Other Assets & Liabilities — (19.3)%
Investment Advisory Fees Payable		(304)
12b-1 Fees Payable
Class I		(38)
Class A		(7)
Class B		(2)
Administration Fees Payable		(24)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(33)
Payable for Collateral for Loaned Securities		(92,510)
Payable for Investments Purchased		(5,081)
Payable for Shares of Beneficial Interest Redeemed		(346)
Other		6,647

Total Other Assets & Liabilities		(91,703)

TOTAL NET ASSETS — 100.0%		$474,104

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$405,550
Distributions in Excess of Net Investment Income	(2)
Accumulated Net Realized Loss on Investments and Futures	(19,486)
Net Unrealized Appreciation on Investments and Futures	88,042

Total Net Assets	$474,104

Net Asset Value, Offering and Redemption Price Per Share — Class I ($444,180,705 ÷ 23,965,835 outstanding shares of beneficial interest)	$18.53

Net Asset Value and Redemption Price Per Share — Class A ($24,234,074 ÷ 1,334,089 outstanding shares of beneficial interest)	$18.17

Maximum Offering Price Per Share — Class A ($18.17 ÷ 94.50%)	$19.23

Net Asset Value and Offering Price Per Share — Class B ($5,189,015 ÷ 306,129 outstanding shares of beneficial interest)	$16.95

Net Asset Value and Offering Price Per Share — Class C ($499,742 ÷ 29,439 outstanding shares of beneficial interest)	$16.98

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $482,759.

Gross unrealized appreciation (000)	$94,627
Gross unrealized depreciation (000)	(11,579)

Net unrealized appreciation (000)	$83,048

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $89,187.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
ADR	— American Depository Receipt

Cl — Class

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	5	$1,696	06/20/08	$55

Cash in the amount of $90,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Large Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 97.9%
Consumer Discretionary — 6.4%
Cablevision Systems*	566,451	$15,357
Gap	277,340	5,061
Kohl’s*#	68,640	3,075
Time Warner	1,209,125	19,201

		42,694

Consumer Staples — 9.0%
Kraft Foods	598,632	19,443
Loews-Carolina Group#	123,276	8,944
Sara Lee	1,080,772	14,893
Wal-Mart Stores	295,391	17,056

		60,336

Energy — 17.5%
Apache	108,820	14,588
Arch Coal	100,168	6,502
BP PLC, ADR	191,330	13,873
Chevron	291,724	28,924
ConocoPhillips	179,551	16,716
EOG Resources	72,297	9,300
ExxonMobil	140,916	12,508
Forest Oil*	130,005	8,678
Valero Energy	120,910	6,147

		117,236

Financials — 21.4%
Allstate	90,430	4,607
American International Group	420,275	15,130
Chubb	83,739	4,502
Citigroup	683,718	14,967
Discover Financial Services	691,107	11,852
Fannie Mae	232,210	6,274
Goldman Sachs	21,800	3,846
Invesco	609,784	16,970
JPMorgan Chase	505,874	21,753
Marsh & McLennan	532,480	14,499
Travelers	139,419	6,944
Wachovia	212,440	5,056
Wells Fargo	124,980	3,446
XL Capital, Cl A	397,336	13,871

		143,717

Healthcare — 10.8%
Boston Scientific*	621,730	8,263
Bristol-Myers Squibb	528,672	12,048
Merck	335,138	13,057
Pfizer	1,291,016	24,994
Tenet Healthcare*	1,483,670	8,754
Wyeth	123,430	5,489

		72,605

Industrials — 5.6%
General Electric	884,548	27,173
United Parcel Service, Cl B	150,019	10,655

		37,828

Information Technology — 12.6%
Alcatel-Lucent, ADR*	1,687,891	12,676
Alliance Data Systems*	163,085	9,792
Cisco Systems*	377,070	10,075
Citrix Systems*	140,559	4,811
Lexmark International, Cl A*	411,248	15,159
McAfee*	360,649	13,073
Microchip Technology#	156,870	5,779
Microsoft	465,035	13,170

		84,535

Materials — 5.0%
Domtar*	252,460	1,734
E.I. DuPont de Nemours	156,050	7,476
Owens-Illinois*	172,677	9,881
Weyerhaeuser	233,265	14,540

		33,631

Telecommunication Services — 6.8%
AT&T	644,739	25,725
Verizon Communications	302,660	11,643
Vodafone Group PLC, ADR	268,699	8,623

		45,991

Utilities — 2.8%
Exelon	109,791	9,662
FPL Group	132,220	8,928

		18,590

Total Common Stocks (Cost $610,818)		657,163

AFFILIATED MONEY MARKET FUND — 2.1%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $14,393)	14,393,425	14,393

Total Investments Before Collateral for Loaned Securities – 100.0% (Cost $625,212)		671,556

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 0.9%
Affiliated Money Market Fund — 0.3%
Allegiant Advantage Institutional Money Market Fund, Class I†	2,160,393	2,161

	Par (000)
Master Note — 0.1%
Bear Stearns
2.580%, 06/02/08	$540	540

Medium Term Notes — 0.1%
Merrill Lynch
2.440%, 07/07/08 (A)	756	757
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	108	108
2.210%, 04/15/09 (A)	108	108

		973

Repurchase Agreements — 0.4%
Bank of America
2.310%, 06/02/08	400	400
Bear Stearns
2.450%, 06/05/08	1,620	1,620

Allegiant Large Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — continued
Lehman Brothers
2.250%, 06/02/08	$339	$339

		2,359

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $6,033)‡		6,033

TOTAL INVESTMENTS — 100.9%
(Cost $631,245)**		677,589

Other Assets & Liabilities — (0.9)%
Investment Advisory Fees Payable		(430)
12b-1 Fees Payable
Class I		(50)
Class A		(5)
Class B		(2)
Administration Fees Payable		(34)
Custody Fees Payable		(8)
Trustees’ Fees Payable		(30)
Payable for Collateral for Loaned Securities		(6,033)
Payable for Investments Purchased		(3,082)
Payable for Shares of Beneficial Interest Redeemed		(371)
Other		3,688

Total Other Assets & Liabilities		(6,357)

TOTAL NET ASSETS — 100.0%		$671,232

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		624,831
Undistributed Net Investment Income		1,126
Accumulated Net Realized Loss on Investments		(1,069)
Net Unrealized Appreciation on Investments		46,344

Total Net Assets		$671,232

Net Asset Value, Offering and Redemption Price Per Share — Class I ($611,529,230 ÷ 36,497,938 outstanding shares of beneficial interest)		$16.76

Net Asset Value and Redemption Price Per Share — Class A ($52,495,378 ÷ 3,147,682 outstanding shares of beneficial interest)		$16.68

Maximum Offering Price Per Share — Class A ($16.68 ÷ 94.50%)		$17.65

Net Asset Value and Offering Price Per Share — Class B ($6,766,880 ÷ 409,516 outstanding shares of beneficial interest)		$16.52

Net Asset Value and Offering Price Per Share — Class C ($440,336 ÷ 26,799 outstanding shares of beneficial interest)		$16.43

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $639,652.

Gross unrealized appreciation (000)	$85,932
Gross unrealized depreciation (000)	(47,995)

Net unrealized appreciation (000)	$37,937

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $5,838.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

PLC — Public Liability Company

See Notes to Financial Statements.

Allegiant Mid Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 96.4%
Consumer Discretionary — 7.5%
Autoliv	85,080	$4,651
Carter’s*	262,140	3,906
Dick’s Sporting Goods*	90,240	2,089
Gap	244,640	4,465
Harman International Industries	68,850	3,079
Liz Claiborne#	115,555	2,018
NVR*#	2,381	1,346
Office Depot*	201,350	2,557

		24,111

Consumer Staples — 5.9%
Hormel Foods	110,640	4,181
J.M. Smucker	63,120	3,332
Smithfield Foods*#	192,050	6,009
Tyson Foods, Cl A	291,600	5,494

		19,016

Energy — 10.4%
Arch Coal	134,920	8,757
BJ Services#	393,220	11,875
Peabody Energy	65,300	4,827
Sunoco	182,340	8,109

		33,568

Financials — 25.4%
Cincinnati Financial	134,867	4,723
CIT Group#	107,270	1,073
Discover Financial Services	343,960	5,899
Everest Re Group	77,390	6,789
Genworth Financial, Cl A	334,090	7,383
Invesco#	391,846	10,905
Legg Mason	125,640	6,761
Marshall & Ilsley	175,070	4,069
Nelnet, Cl A#	122,188	1,612
Old Republic International	591,560	8,903
PartnerRe	40,240	2,965
Progressive#	225,660	4,527
Reinsurance Group of America	152,789	7,856
White Mountains Insurance Group	18,020	8,595

		82,060

Healthcare — 2.5%
Endo Pharmaceuticals Holdings*	153,245	3,776
LifePoint Hospitals*#	131,280	4,200

		7,976

Industrials — 7.1%
General Cable*	39,160	2,772
Robert Half	64,720	1,591
Southwest Airlines#	747,850	9,767
Spirit Aerosystems Holdings, Cl A*	217,365	6,484
Union Pacific	29,080	2,394

		23,008

Information Technology — 10.9%
Broadridge Financial Solutions	232,460	5,240
Check Point Software Technologies*	153,020	3,800
Maxim Integrated Products	175,710	3,883
Perot Systems, Cl A*#	292,290	4,829
Seagate Technology#	313,740	6,720
Tellabs*	616,022	3,351
Verigy*	281,020	7,177

		35,000

Materials — 9.1%
International Flavors & Fragrances	125,410	5,262
Louisiana-Pacific#	374,040	4,541
MeadWestvaco	123,460	3,176
Packaging Corporation of America	142,690	3,716
Pactiv*	363,580	8,955
Rohm & Haas	66,824	3,607

		29,257

Telecommunication Services — 1.1%
Embarq#	78,370	3,708

Utilities — 16.5%
Constellation Energy Group	100,628	8,677
Edison International	130,800	6,962
Mirant*	186,180	7,563
NRG Energy*	121,950	5,072
PG&E	201,670	7,984
Sempra Energy	163,190	9,434
Xcel Energy	349,640	7,451

		53,143

Total Common Stocks (Cost $309,057)		310,847

AFFILIATED MONEY MARKET FUND — 5.1%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $16,577)	16,576,879	16,577

Total Investments Before Collateral for Loaned Securities – 101.5% (Cost $325,634)		327,424

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 14.2%
Affiliated Money Market Fund — 5.1%
Allegiant Advantage Institutional Money Market Fund, Class I†	16,340,537	16,341

	Par (000)
Master Note — 1.3%
Bear Stearns
2.580%, 06/02/08	$4,085	4,085

Medium Term Notes — 2.3%
Merrill Lynch
2.440%, 07/07/08 (A)	5,719	5,727
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	817	817
2.210%, 04/15/09 (A)	817	817

		7,361

Allegiant Mid Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 5.5%
Bank of America
2.310%, 06/02/08	$3,023	$3,023
Bear Stearns
2.450%, 06/05/08	12,255	12,256
Lehman Brothers
2.250%, 06/02/08	2,566	2,566

		17,845

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $45,632)‡		45,632

TOTAL INVESTMENTS — 115.7% (Cost $371,266)**		373,056

Other Assets & Liabilities — (15.7)%
Investment Advisory Fees Payable		(206)
12b-1 Fees Payable
Class I		(14)
Class A		(6)
Class B		(1)
Class C		(2)
Administration Fees Payable		(16)
Custody Fees Payable		(4)
Trustees’ Fees Payable		(3)
Payable for Collateral for Loaned Securities		(45,632)
Payable for Investments Purchased		(654)
Payable for Shares of Beneficial Interest Redeemed		(5,848)
Other		1,839

Total Other Assets & Liabilities		(50,547)

TOTAL NET ASSETS — 100.0%		$322,509

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		335,817
Undistributed Net Investment Income		651
Accumulated Net Realized Loss on Investments		(15,749)
Net Unrealized Appreciation on Investments		1,790

Total Net Assets		$322,509

Net Asset Value, Offering and Redemption Price Per Share — Class I ($216,224,085 ÷ 16,045,399 outstanding shares of beneficial interest)		$13.48

Net Asset Value and Redemption Price Per Share — Class A ($94,589,920 ÷ 7,112,305 outstanding shares of beneficial interest)		$13.30

Maximum Offering Price Per Share — Class A ($13.30 ÷ 94.50%)		$14.07

Net Asset Value and Offering Price Per Share — Class B ($3,995,452 ÷ 305,397 outstanding shares of beneficial interest)		$13.08

Net Asset Value and Offering Price Per Share — Class C ($7,699,111 ÷ 589,726 outstanding shares of beneficial interest)		$13.06

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $372,616.

Gross unrealized appreciation (000)	$33,503
Gross unrealized depreciation (000)	(33,063)

Net unrealized appreciation (000)	$440

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $43,545.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

Cl — Class

See Notes to Financial Statements.

Allegiant Multi-factor Mid Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 99.6%
Consumer Discretionary — 15.7%
Aeropostale*	19,600	$685
Autoliv	13,600	743
Choice Hotels International	13,900	482
Dollar Tree*	10,700	395
GameStop*	3,400	169
International Game Technology	6,500	232
NetFlix*#	6,400	194
New Oriental Education & Technology Group, ADR*	5,800	381
Starwood Hotels & Resorts Worldwide	2,900	140
Tim Hortons#	5,000	166
TJX	26,500	850
Urban Outfitters*	22,700	731
Wolverine World Wide	20,100	577
Yum! Brands	8,900	353

		6,098

Consumer Staples — 5.8%
Avon Products	8,000	313
General Mills	6,700	423
Pepsi Bottling Group	8,300	269
SYSCO	13,800	426
UST#	12,100	668
Wm. Wrigley Jr.	2,100	162

		2,261

Energy — 15.8%
Atwood Oceanics*	2,300	234
Cameron International*	4,800	255
Chesapeake Energy	4,200	230
Consol Energy	2,900	283
ENSCO International	2,300	165
Hercules Offshore*#	7,681	261
Holly	11,800	501
National Oilwell Varco*	5,900	492
Noble	14,900	941
Peabody Energy	2,700	200
PetroHawk Energy*#	7,600	223
Range Resources	3,500	230
San Juan Basin Royalty Trust#	11,700	487
Smith International#	5,100	402
Southwestern Energy*	6,400	284
TransOcean*	2,962	445
Weatherford International*	7,200	329
Williams	4,500	171

		6,133

Financials — 5.9%
Aspen Insurance Holdings	13,700	350
Discover Financial Services	12,400	213
Greenhill & Co.	8,100	488
Prologis REIT	3,400	211
T. Rowe Price Group	11,900	689
Validus Holdings#	15,300	320

		2,271

Healthcare — 8.4%
Beckman Coulter	5,800	403
C.R. Bard	1,800	164
Covance*	8,000	656
Express Scripts*	4,700	339
Forest Laboratories*	8,800	316
Intuitive Surgical*	1,400	411
Kinetic Concepts*#	6,100	265
Laboratory Corp. of America Holdings*#	1,900	140
St. Jude Medical*	3,900	159
Thermo Fisher Scientific*	7,000	413

		3,266

Industrials — 17.9%
Ametek	8,000	410
C.H. Robinson Worldwide	9,900	639
Cummins	2,600	183
Diana Shipping	14,200	497
Donaldson	8,800	453
DRS Technologies	7,100	559
Dun & Bradstreet	5,100	467
Fluor	2,600	485
Foster Wheeler*	2,000	152
Jacobs Engineering Group*	2,300	218
McDermott International*	11,200	695
Precision Castparts	3,100	375
Republic Services	12,300	405
Rockwell Collins	11,210	688
Rollins#	12,600	201
Stericycle*	4,200	245
USG*#	8,000	272

		6,944

Information Technology — 16.2%
Agilent Technologies*	9,300	348
Analog Devices	9,800	344
Broadcom, Cl A*	7,300	209
Check Point Software Technologies*#	13,400	333
DST Systems*#	9,700	615
Hughes Communications*#	6,700	311
Jack Henry & Associates	16,200	385
MEMC Electronic Materials*	12,000	824
Micros Systems*	18,000	593
Netease.com, ADR*#	7,900	180
NVIDIA*	13,900	343
Paychex	8,500	294
Solera Holdings*	29,700	810
Western Digital*	18,800	706

		6,295

Materials — 7.1%
Air Products & Chemicals	2,200	224
CF Industries Holdings	2,200	301
Ecolab	13,700	614
Fording Canadian Coal Trust	2,000	160
Sigma-Aldrich	12,400	729
Steel Dynamics	13,500	488
Terra Nitrogen LP#	1,500	220

		2,736

Producer Durables — 0.4%
Expeditors International Washington	3,600	169

Telecommunication Services — 6.0%
Brasil Telecom Participacoes SA, ADR#	2,900	238
Cellcom Israel	6,500	229
Chunghwa Telecom Co, ADR#	30,591	758
Partner Communications, ADR#	10,300	250

Allegiant Multi-Factor Mid Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — continued
Vivo Participacoes SA, ADR*#	122,100	$856

		2,331

Utilities — 0.4%
Constellation Energy Group	1,700	147

Total Common Stocks (Cost $35,565)		38,651

AFFILIATED MONEY MARKET FUND — 1.5%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $588)	588,224	588

Total Investments Before Collateral for Loaned Securities – 101.1% (Cost $36,153)		39,239

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 17.4%
Affiliated Money Market Fund — 6.2%
Allegiant Advantage Institutional Money Market Fund, Class I†	2,416,612	2,417

	Par (000)
Master Note — 1.6%
Bear Stearns
2.580%, 06/02/08	$604	604

Medium Term Notes — 2.8%
Merrill Lynch
2.440%, 07/07/08 (A)	846	847
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	121	121
2.210%, 04/15/09 (A)	121	121

		1,089

Repurchase Agreements — 6.8%
Bank of America
2.310%, 06/02/08	447	447
Bear Stearns
2.450%, 06/05/08	1,812	1,812
Lehman Brothers
2.250%, 06/02/08	380	380

		2,639

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $6,749)‡		6,749

		Value (000)
TOTAL INVESTMENTS — 118.5% (Cost $42,902)**		$45,988

Other Assets & Liabilities – (18.5)%		(7,193)

TOTAL NET ASSETS — 100.0%		$38,795

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $42,888.

Gross unrealized appreciation (000)	$4,078
Gross unrealized depreciation (000)	(978)

Net unrealized appreciation (000)	$3,100

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $6,495.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

REIT — Real Estate Investment Trust

Allegiant Multi-Factor Mid Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $35,565)	$38,651
Investments in affiliates at value, (Cost $588)	588
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $4,332)	4,332
Short term investments in affiliates held as collateral for loaned securities, (Cost $2,417)	2,417
Receivable for investments sold	3,499
Receivable for shares of beneficial interest sold	26
Dividends and interest receivable	42
Prepaid expenses	12

Total Assets	49,567

LIABILITIES
Payable for collateral for loaned securities	6,749
Payable for shares of beneficial interest redeemed	1,093
Payable for investment securities purchased	2,884
Investment advisory fees payable	15
12b-1 fees payable
Class I	1
Class A	1
Shareholder services fees payable
Class A	2
Administration fees payable	2
Custody fees payable	2
Transfer agent fees payable	10
Trustees’ fees payable	2
Other liabilities	11

Total Liabilities	10,772

TOTAL NET ASSETS	$38,795

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$105,401
Undistributed Net Investment Income	48
Accumulated Net Realized Loss on Investments	(69,740)
Net Unrealized Appreciation on Investments	3,086

Total Net Assets	$38,795

Net Asset Value, Offering and Redemption Price Per Share — Class I ($24,181,782 ÷ 2,842,051 outstanding shares of beneficial interest)	$8.51

Net Asset Value and Redemption Price Per Share — Class A ($13,732,340 ÷ 1,688,265 outstanding shares of beneficial interest)	$8.13

Maximum Offering Price Per Share — Class A ($8.13 ÷ 94.50%)	$8.60

Net Asset Value and Offering Price Per Share — Class B ($780,816 ÷ 119,590 outstanding shares of beneficial interest)	$6.53

Net Asset Value and Offering Price Per Share — Class C ($100,130 ÷ 15,119 outstanding shares of beneficial interest)	$6.62

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 96.6%
Consumer Discretionary — 15.3%
Aeropostale*	9,600	$335
Capella Education*#	10,200	662
Central European Distribution*#	7,100	507
Charlotte Russe Holding*	29,300	550
DeVry	5,300	302
DXP Enterprises*	8,900	366
Gymboree*	5,100	235
Jakks Pacific*	23,000	543
Maidenform Brands*	27,400	412
Matthews International, Cl A	4,300	205
Morningstar*#	8,900	631
Strayer Education#	4,300	860
TRW Automotive Holdings*	19,000	474
Tupperware Brands	10,100	387
WMS Industries*	13,200	489
Wolverine World Wide	22,000	632

		7,590

Consumer Staples — 2.8%
Casey’s General Stores	27,800	608
Flowers Foods	26,950	758

		1,366

Energy — 7.0%
Atlas America	8,350	573
Bois d’Arc Energy*#	21,300	521
Core Laboratories NV*	1,800	246
Parker Drilling*	35,700	319
St. Mary Land & Exploration	14,100	719
Sunoco Logistics Partners#	5,100	267
Trico Marine Services*#	6,600	253
W-H Energy Services*	6,800	582

		3,480

Financials — 18.0%
Amerisafe*	17,200	273
Banco Latinoamericano de Exportaciones SA, Cl E	16,900	306
BanColombia SA, ADR	22,100	844
Cash America International	11,100	397
City Holding	8,500	366
Community Bank System#	21,500	519
DiamondRock Hospitality REIT#	13,200	181
eHealth*#	7,900	197
Flushing Financial	17,900	351
GAMCO Investors, Cl A	4,600	244
GFI Group#	9,600	114
International Bancshares	12,800	324
LTC Properties REIT	18,100	503
Max Capital Group#	15,300	369
Mid-America Apartment Communities REIT#	9,300	521
Nationwide Health Properties REIT#	29,100	993
Navigators Group*	7,700	389
SVB Financial Group*#	17,600	902
UMB Financial#	17,000	887
WP Carey & Co. LLC#	6,800	220

		8,900

Healthcare — 11.3%
Amedisys*#	9,800	498
AmSurg*	22,500	614
HealthExtras*	24,400	762
Icon, ADR*	12,500	881
KV Pharmaceutical*#	12,100	303
Meridian Bioscience	10,600	311
Owens & Minor	6,800	323
Parexel International*	24,200	595
Techne*	10,000	785
Universal Health Services, Cl B	7,800	507

		5,579

Industrials — 14.6%
A.O. Smith#	9,800	354
Crane	4,900	224
DRS Technologies	6,500	512
Gardner Denver*	17,400	923
GATX	12,000	592
GrafTech International*	21,300	562
Kansas City Southern*#	14,700	735
Kirby*#	10,000	557
Orbital Sciences*#	31,100	807
Stanley*	7,500	237
Superior Essex*	24,000	1,044
Watson Wyatt Worldwide, Cl A#	11,600	679

		7,226

Information Technology — 15.5%
Aladdin Knowledge Systems*#	12,700	212
Amkor Technology*	30,600	326
ANSYS*	13,500	639
Atheros Communications*	26,000	869
Blackbaud	17,200	407
Ciber*	68,800	483
Comtech Telecommunications*#	14,500	671
Flir Systems*#	22,000	867
GigaMedia*#	17,200	303
Hughes Communications*#	4,200	195
Integral Systems*#	10,900	432
Salesforce.com*	6,200	448
Synaptics*#	17,000	727
TTM Technologies*#	35,600	518
Tyler Technologies*#	37,600	593

		7,690

Materials — 7.4%
Aptargroup	21,400	957
Balchem	14,000	346
CF Industries Holdings	4,200	575
LSB Industries*#	14,600	266
NewMarket	12,900	1,010
Votorantim Celulose e Papel SA, ADR#	15,200	512

		3,666

Telecommunication Services — 2.9%
NTELOS Holdings	11,900	332
Partner Communications, ADR#	24,000	582
Syniverse Holdings*	25,100	541

		1,455

Utilities — 1.8%
Laclede Group	14,900	596

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — continued
South Jersey Industries#	7,900	$302

		898

Total Common Stocks (Cost $42,056)		47,850

AFFILIATED MONEY MARKET FUND — 3.4%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $1,669)	1,669,222	1,669

Total Investments Before Collateral for Loaned Securities – 100.0% (Cost $43,725)		49,519

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 27.0%
Affiliated Money Market Fund — 9.7%
Allegiant Advantage Institutional Money Market Fund, Class I†	4,799,825	4,800

	Par (000)
Master Note — 2.4%
Bear Stearns
2.580%, 06/02/08	$1,200	1,200

Medium Term Notes — 4.3%
Merrill Lynch
2.440%, 07/07/08 (A)	1,680	1,682
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	240	240
2.210%, 04/15/09 (A)	240	240

		2,162

Repurchase Agreements — 10.6%
Bank of America
2.310%, 06/02/08	888	888
Bear Stearns
2.450%, 06/05/08	3,600	3,600
Lehman Brothers
2.250%, 06/02/08	754	754

		5,242

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $13,404)‡		13,404

TOTAL INVESTMENTS — 127.0% (Cost $57,129)**		62,923

Other Assets & Liabilities — (27.0)%
Investment Advisory Fees Payable		(27)
12b-1 Fees Payable
Class I		(3)
Administration Fees Payable		(2)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(1)
Payable for Collateral for Loaned Securities		(13,404)
Payable for Shares of Beneficial Interest Redeemed		(3)
Other		46

Total Other Assets & Liabilities		(13,396)

TOTAL NET ASSETS — 100.0%		$49,527

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$50,423
Undistributed Net Investment Income		207
Accumulated Net Realized Loss on Investments		(6,897)
Net Unrealized Appreciation on Investments		5,794

Total Net Assets		$49,527

Net Asset Value, Offering and Redemption Price Per Share — Class I ($49,072,830 ÷ 4,440,463 outstanding shares of beneficial interest)		$11.05

Net Asset Value and Redemption Price Per Share — Class A ($454,090 ÷ 41,182 outstanding shares of beneficial interest)		$11.03

Maximum Offering Price Per Share — Class A ($11.03 ÷ 94.50%)		$11.67

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $56,921.

Gross unrealized appreciation (000)	$7,580
Gross unrealized depreciation (000)	(1,578)

Net unrealized appreciation (000)	$6,002

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $12,985.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Focused Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 99.4%
Consumer Discretionary — 7.7%
Central European Distribution*#	1,400	$100
Jakks Pacific*	1,200	28
Polaris Industries#	2,100	101
Rent-A-Center*	4,200	88
Scholastic*	800	25
Wolverine World Wide	3,800	109

		451

Consumer Staples — 4.8%
Andersons#	2,850	121
Chattem*#	1,050	65
Fresh Del Monte Produce*	2,050	61
Ralcorp Holdings*	550	33

		280

Energy — 10.0%
Berry Petroleum	2,700	146
Concho Resources*	3,550	113
Hornbeck Offshore Services*#	2,750	145
Oil States International*#	3,050	178

		582

Financials — 36.8%
Aspen Insurance Holdings	1,050	27
Assured Guaranty	2,400	55
Banco Latinoamericano de Exportaciones SA, Cl E	1,700	31
Beneficial Mutual Bancorp*#	9,400	109
BioMed Realty Trust REIT	3,200	84
BlackRock Kelso Capital#	7,200	86
City Holding	1,950	84
Community Bank System#	3,300	80
Delphi Financial Group, Cl A	4,550	131
DiamondRock Hospitality REIT	7,000	96
Endurance Specialty Holdings	2,150	72
Entertainment Properties Trust REIT	1,550	85
Extra Space Storage REIT	3,650	61
Glacier Bancorp#	6,600	137
Inland Real Estate REIT#	5,300	83
Interactive Brokers Group, Cl B*	4,700	153
Nationwide Health Properties REIT#	2,300	79
Navigators Group*	1,950	99
NBT Bancorp	2,450	60
Oriental Financial Group	4,550	83
Platinum Underwriters Holdings	1,500	53
Procentury	3,200	56
SVB Financial Group*#	2,850	146
United Bankshares#	3,800	108
Universal Health Realty Income Trust REIT#	2,500	85

		2,143

Healthcare — 6.3%
AmSurg*	5,400	147
Dionex*	1,300	95
Perrigo	3,350	123

		365

Industrials — 11.0%
Columbus McKinnon*	1,500	43
DRS Technologies	1,400	110
Genco Shipping & Trading#	1,950	137
Lennox International	3,398	109
Mueller Industries	2,700	97
Powell Industries*	2,700	144

		640

Information Technology — 6.9%
Anixter International*#	1,200	78
ExlService Holdings*#	3,700	74
MKS Instruments*	2,250	53
Plexus*	1,450	41
Sybase*	4,900	157

		403

Materials — 8.8%
Commercial Metals	3,200	117
Methanex	4,150	119
NewMarket	1,850	145
Olympic Steel	1,400	91
OM Group*	1,000	43

		515

Telecommunication Services — 2.4%
Atlantic Tele-Network	600	18
Syniverse Holdings*	5,550	120

		138

Utilities — 4.7%
Cleco	1,400	35
El Paso Electric*	6,237	135
EnergySouth#	600	32
Laclede Group	1,850	74

		276

Total Common Stocks (Cost $5,498)		5,793

AFFILIATED MONEY MARKET FUND — 0.5%
Allegiant Money Market Fund, Class I† (Cost $29)	29,257	29

Total Investments Before Collateral for Loaned Securities – 99.9% (Cost $5,527)		5,822

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 31.9%
Affiliated Money Market Fund — 11.4%
Allegiant Advantage Institutional Money Market Fund, Class I†	665,100	665

	Par (000)
Master Note — 2.9%
Bear Stearns
2.580%, 06/02/08	$166	166

Medium Term Notes — 5.1%
Merrill Lynch
2.440%, 07/07/08 (A)	233	233

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Medium Term Notes — continued
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	$33	$33
2.210%, 04/15/09 (A)	33	34

		300

Repurchase Agreements — 12.5%
Bank of America
2.310%, 06/02/08	123	123
Bear Stearns
2.450%, 06/05/08	499	499
Lehman Brothers
2.250%, 06/02/08	104	104

		726

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $1,857)‡		1,857

TOTAL INVESTMENTS — 131.8% (Cost $7,384)**		7,679

Other Assets & Liabilities — (31.8)%
Investment Advisory Fees Receivable		3
Custody Fees Payable		(1)
Payable for Collateral for Loaned Securities		(1,857)
Other		2

Total Other Assets & Liabilities		(1,853)

TOTAL NET ASSETS — 100.0%		$5,826

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$6,588
Accumulated Net Realized Loss on Investments		(1,057)
Net Unrealized Appreciation on Investments		295

Total Net Assets		$5,826

Net Asset Value, Offering and Redemption Price Per Share — Class I ($5,547,823 ÷ 618,196 outstanding shares of beneficial interest)		$8.97

Net Asset Value and Redemption Price Per Share — Class A ($214,504 ÷ 24,070 outstanding shares of beneficial interest)		$8.91

Maximum Offering Price Per Share — Class A ($8.91 ÷ 94.50%)		$9.43

Net Asset Value and Offering Price Per Share — Class C ($64,083 ÷ 7,161 outstanding shares of beneficial interest)		$8.95

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $7,388.

Gross unrealized appreciation (000)	$621
Gross unrealized depreciation (000)	(330)

Net unrealized appreciation (000)	$291

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $1,786.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

Cl — Class

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 96.6%
Consumer Discretionary — 16.1%
Aaron Rents*	2,700	$60
Aeropostale*	2,250	79
Buckle	600	28
Capella Education*#	900	58
Ctrip.com International, ADR	700	41
Desarrolladora Homex, ADR*#	900	63
DeVry	1,300	74
Fossil*	1,700	54
Hanesbrands*	1,800	59
Marvel Entertainment*#	2,100	71
Matthews International, Cl A	800	38
NetFlix*#	2,700	82
Perry Ellis International*	2,700	74
Priceline.com*#	600	81
Strayer Education	500	100
Unifirst	2,000	96

		1,058

Consumer Staples — 3.7%
BJ’s Wholesale Club*	1,600	63
Flowers Foods	1,500	42
Herbalife#	700	27
Inter Parfums	2,300	58
Ruddick	1,500	53

		243

Energy — 10.9%
Alpha Natural Resources*	500	41
Atlas America	1,100	75
Atwood Oceanics*	900	92
Core Laboratories NV*	400	55
Cross Timbers Royalty Trust#	500	26
Hornbeck Offshore Services*#	800	42
Mariner Energy*	2,200	72
PetroHawk Energy*#	2,000	59
T-3 Energy Services*	1,500	97
W&T Offshore	1,000	56
W-H Energy Services*	1,200	102

		717

Financials — 6.5%
American Physicians Capital	900	41
BanColombia SA, ADR	2,700	103
Community Bank System#	1,300	32
eHealth*#	2,400	60
EZCORP*	5,000	63
Nationwide Health Properties REIT#	2,600	89
Waddell & Reed Financial	1,000	35

		423

Healthcare — 13.5%
Air Methods*#	1,300	50
Alexion Pharmaceuticals*#	400	29
Amedisys*#	900	46
Bio-Reference Labs*	1,500	37
Haemonetics*	900	51
Hologic*#	2,200	53
Icon, ADR*	400	28
Idexx Laboratories*	1,300	66
Illumina*#	500	39
Kendle International*#	2,100	79
Meridian Bioscience	3,100	91
Parexel International*	3,200	79
Res-Care*	2,800	53
Techne*	1,500	118
US Physical Therapy*	3,800	65

		884

Industrials — 17.8%
Actuant	1,700	62
Ampco-Pittsburgh	1,200	56
Barnes Group	1,200	39
Bucyrus International	2,600	184
Chart Industries*	1,500	63
Curtiss-Wright	800	41
FTI Consulting*	400	24
Heico#	1,600	81
Layne Christensen*	2,000	102
Pacer International	3,000	68
Polypore International*	3,800	90
Superior Essex*	1,200	52
Teledyne Technologies*	1,100	61
Wabtec	1,700	79
Walter Industries	600	56
Watson Wyatt Worldwide, Cl A#	1,900	111

		1,169

Information Technology — 18.4%
ANSYS*	1,160	55
Checkpoint Systems*	3,400	88
Cirrus Logic*	14,300	94
Concur Technologies*	800	29
Diodes*	2,700	76
EMS Technologies*	1,100	30
Flir Systems*#	2,700	107
Informatica*	5,450	98
Integral Systems*	2,000	79
Micros Systems*	1,400	46
Sierra Wireless*#	2,500	43
SkillSoft, ADR*	7,700	75
Solera Holdings*	3,900	106
Sybase*	3,100	99
Telvent GIT SA*	2,200	58
TNS*	2,700	68
Ultimate Software Group*	1,400	53

		1,204

Materials — 6.3%
Airgas	810	48
Aptargroup	1,800	81
Greif, Cl A	1,100	74
NewMarket	900	70
Rockwood Holdings*	1,700	62
Schnitzer Steel Industries, Cl A	400	40
Terra Industries	800	35

		410

Telecommunication Services — 2.5%
Partner Communications, ADR#	2,900	70
Premiere Global Services*	6,100	93

		163

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — 0.9%
Cia Paranaense de Energia, ADR	1,800	$33
ITC Holdings	500	27

		60

Total Common Stocks (Cost $5,290)		6,331

AFFILIATED MONEY MARKET FUND — 3.4%
Allegiant Money Market Fund, Class I† (Cost $222)	221,929	222

Total Investments Before Collateral for Loaned Securities – 100.0% (Cost $5,512)		6,553

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 18.2%
Affiliated Money Market Fund — 6.5%
Allegiant Advantage Institutional Money Market Fund, Class I†	427,016	427

	Par (000)
Master Note — 1.6%
Bear Stearns
2.580%, 06/02/08	$107	107

Medium Term Notes — 3.0%
Merrill Lynch
2.440%, 07/07/08 (A)	149	150
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	21	21
2.210%, 04/15/09 (A)	21	21

		192

Repurchase Agreements — 7.1%
Bank of America
2.310%, 06/02/08	79	79
Bear Stearns
2.450%, 06/05/08	320	320
Lehman Brothers
2.250%, 06/02/08	67	67

		466

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $1,192)‡		1,192

TOTAL INVESTMENTS — 118.2% (Cost $6,704)**		7,745

Other Assets & Liabilities — (18.2)%
Custody Fees Payable		(1)
Payable for Collateral for Loaned Securities		(1,192)
Other		(1)

Total Other Assets & Liabilities		(1,194)

TOTAL NET ASSETS — 100.0%		$6,551

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$5,775
Accumulated Net Realized Loss on Investments		(265)
Net Unrealized Appreciation on Investments		1,041

Total Net Assets		$6,551

Net Asset Value, Offering and Redemption Price Per Share — Class I ($6,490,566 ÷ 568,501 outstanding shares of beneficial interest)		$11.42

Net Asset Value and Redemption Price Per Share — Class A ($60,136 ÷ 5,298 outstanding shares of beneficial interest)		$11.35

Maximum Offering Price Per Share — Class A ($11.35 ÷ 94.50%)		$12.01

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $6,705.

Gross unrealized appreciation (000)	$1,121
Gross unrealized depreciation (000)	(81)

Net unrealized appreciation (000)	$1,040

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $1,148.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 97.3%
Consumer Discretionary — 7.7%
Callaway Golf Co	100,100	$1,271
Central European Distribution*#	25,200	1,798
Interactive Data#	20,300	559
Jakks Pacific*	64,900	1,532
Oxford Industries	28,000	766
Pre-Paid Legal Services*#	23,750	997
Regis	19,000	576
Rent-A-Center*	77,000	1,615
Scholastic*#	39,350	1,224
Tupperware Brands	50,300	1,927
Unifirst	23,450	1,126
Wolverine World Wide	21,000	603

		13,994

Consumer Staples — 7.4%
Andersons#	33,300	1,411
BJ’s Wholesale Club*#	47,250	1,866
Cal-Maine Foods#	29,350	916
Casey’s General Stores#	66,850	1,463
Chattem*#	9,950	619
Flowers Foods#	78,250	2,201
Fresh Del Monte Produce*	19,750	583
Hain Celestial Group*#	36,612	1,053
Herbalife#	35,450	1,366
Ruddick	21,600	768
TreeHouse Foods*	26,550	694
Universal	11,050	548

		13,488

Energy — 10.7%
BP Prudhoe Bay Royalty Trust#	6,100	577
Concho Resources*	60,150	1,919
Dawson Geophysical*#	20,550	1,403
Global Industries*#	62,750	1,083
Hornbeck Offshore Services*#	42,600	2,245
Hugoton Royalty Trust#	13,000	435
Oceaneering International*	24,680	1,761
Oil States International*#	48,550	2,836
Permian Basin Royalty Trust#	16,700	382
Sabine Royalty Trust#	14,950	972
San Juan Basin Royalty Trust#	9,300	387
T-3 Energy Services*#	29,850	1,932
Whiting Petroleum*	36,900	3,451

		19,383

Financials — 31.6%
Agree Realty REIT#	21,100	550
Amerisafe*	115,750	1,839
Amtrust Financial Services	46,300	693
Aspen Insurance Holdings	78,200	1,999
Bancfirst#	36,600	1,590
BanColombia SA, ADR	45,300	1,730
Beneficial Mutual Bancorp*#	65,800	759
BioMed Realty Trust REIT	68,904	1,811
City Holding#	43,652	1,878
Community Bank System#	38,000	917
Corporate Office Properties Trust REIT#	48,648	1,844
Delphi Financial Group, Cl A	48,500	1,401
Digital Realty Trust REIT#	44,639	1,888
Endurance Specialty Holdings	42,650	1,436
Entertainment Properties Trust REIT	27,900	1,536
Extra Space Storage REIT	94,750	1,578
Federal Agricultural Mortgage#	26,300	762
First Niagara Financial Group	151,027	2,140
First Potomac Realty Trust REIT	48,505	846
Hercules Technology Growth Capital#	87,500	907
Interactive Brokers Group, Cl B*#	50,850	1,656
International Bancshares	78,850	1,998
Intervest Bancshares	52,100	457
Max Capital Group#	72,650	1,752
Meadowbrook Insurance Group#	121,134	832
Montpelier Re Holdings#	42,250	709
National Penn Bancshares#	45,268	775
Navigators Group*	31,150	1,573
NBT Bancorp#	29,750	730
Odyssey Re Holdings#	49,200	1,847
Oriental Financial Group#	86,150	1,568
Potlatch REIT	28,750	1,390
Procentury	48,000	845
SeaBright Insurance Holdings*#	66,000	1,011
Selective Insurance Group#	47,300	1,035
Senior Housing Properties Trust REIT	94,850	2,107
Signature Bank*	23,350	666
South Financial Group#	24,343	134
Southwest Bancorp	36,050	611
Sterling Bancshares#	177,805	1,817
Sun Bancorp*#	55,032	602
SVB Financial Group*#	21,050	1,079
Texas Capital Bancshares*#	35,750	648
UMB Financial	13,400	699
United America Indemnity*#	82,514	1,202
Washington Real Estate Investment Trust REIT#	23,700	798
Wintrust Financial#	23,100	720

		57,365

Healthcare — 4.5%
AMERIGROUP*	15,600	431
AmSurg*	61,750	1,684
Bio-Rad Laboratories*	15,650	1,400
Dionex*	19,650	1,433
Healthspring*	34,250	636
inVentiv Health*	19,650	643
Perrigo#	53,750	1,968

		8,195

Industrials — 13.6%
Actuant	57,100	2,085
Aecom Technology*#	34,450	1,110
American Ecology	20,900	600
DRS Technologies	26,000	2,048
EnerSys*	65,850	2,055
Genco Shipping & Trading#	29,650	2,083
GeoEye*	53,250	908
Interline Brands*#	80,350	1,435
Lennox International#	40,450	1,303
Lindsay#	22,400	2,352
Mueller Industries#	18,400	659
Powell Industries*	33,900	1,813
Republic Airways Holdings*	48,300	588
School Specialty*#	17,150	538
Skywest	20,500	317
United Stationers*	29,700	1,257
Waste Connections*#	58,720	1,928

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Werner Enterprises#	90,750	$1,719

		24,798

Information Technology — 7.5%
Anixter International*#	11,300	735
Jack Henry & Associates	40,150	956
Littelfuse*	22,300	843
Mantech International, Cl A*	39,050	1,969
MKS Instruments*	25,950	611
Multi-Fineline Electronix*#	66,450	1,332
Perot Systems, Cl A*	38,400	634
Semtech*	33,000	578
Sybase*#	88,170	2,823
SYNNEX*#	45,900	1,141
TIBCO Software*	127,550	985
TTM Technologies*#	71,350	1,039

		13,646

Materials — 8.1%
Braskem SA, ADR#	85,250	1,387
Cleveland-Cliffs	13,200	1,409
Compass Minerals International#	33,400	2,438
Methanex#	60,550	1,735
Minerals Technologies#	12,200	849
NewMarket#	25,400	1,988
Olympic Steel#	17,900	1,163
OM Group*	18,500	804
Royal Gold#	51,650	1,588
Schnitzer Steel Industries, Cl A	13,150	1,317

		14,678

Telecommunication Services — 1.2%
Premiere Global Services*#	42,170	639
Syniverse Holdings*	71,400	1,539

		2,178

Utilities — 5.0%
Cleco#	67,050	1,675
El Paso Electric*	79,050	1,708
EnergySouth#	12,150	659
Northwest Natural Gas#	33,900	1,545
Piedmont Natural Gas#	21,250	574
Westar Energy#	39,600	950
WGL Holdings	58,400	2,038

		9,149

Total Common Stocks (Cost $163,992)		176,874

AFFILIATED MONEY MARKET FUND — 2.9%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $5,216)	5,215,962	5,216

Total Investments Before Collateral for Loaned Securities – 100.2% (Cost $169,208)		182,090

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 30.4%
Affiliated Money Market Fund — 10.9%
Allegiant Advantage Institutional Money Market Fund, Class I†	19,806,959	19,807

	Par (000)
Master Note — 2.7%
Bear Stearns
2.580%, 06/02/08	$4,952	4,952

Medium Term Notes — 4.9%
Merrill Lynch
2.440%, 07/07/08 (A)	6,932	6,943

Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	990	990
2.210%, 04/15/09 (A)	990	990

		8,923

Repurchase Agreements — 11.9%
Bank of America
2.310%, 06/02/08	3,664	3,664
Bear Stearns
2.450%, 06/05/08	14,855	14,855
Lehman Brothers
2.250%, 06/02/08	3,111	3,111

		21,630

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $55,312)‡		55,312

TOTAL INVESTMENTS — 130.6% (Cost $224,520)**		237,402

Other Assets & Liabilities — (30.6)%
Investment Advisory Fees Payable		(154)
12b-1 Fees Payable
Class I		(28)
Class A		(11)
Class B		(2)
Class C		(1)
Administration Fees Payable		(9)
Custody Fees Payable		(4)
Trustees’ Fees Payable		(57)
Payable for Collateral for Loaned Securities		(55,312)
Payable for Shares of Beneficial Interest Redeemed		(517)
Other		446

Total Other Assets & Liabilities		(55,649)

TOTAL NET ASSETS — 100.0%		$181,753

Allegiant Multi-Factor Small Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2008

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$207,770
Undistributed Net Investment Income	128
Accumulated Net Realized Loss on Investments and Futures	(39,407)
Net Unrealized Appreciation on Investments and Futures	13,262

Total Net Assets	$181,753

Net Asset Value, Offering and Redemption Price Per Share — Class I ($137,556,646 ÷ 10,439,081 outstanding shares of beneficial interest)	$13.18

Net Asset Value and Redemption Price Per Share — Class A ($32,620,380 ÷ 2,673,828 outstanding shares of beneficial interest)	$12.20

Maximum Offering Price Per Share — Class A ($12.20 ÷ 94.50%)	$12.91

Net Asset Value and Offering Price Per Share — Class B ($7,425,249 ÷ 671,644 outstanding shares of beneficial interest)	$11.06

Net Asset Value and Offering Price Per Share — Class C ($4,150,915 ÷ 376,715 outstanding shares of beneficial interest)	$11.02

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $226,352.

Gross unrealized appreciation (000)	$22,848
Gross unrealized depreciation (000)	(11,798)

Net unrealized appreciation (000)	$11,050

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $53,318.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

REIT — Real Estate Investment Trust

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell Mini	39	$2,540	06/20/08	$380

Cash in the amount of $163,800 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 97.3%
Consumer Discretionary — 8.2%
Abercrombie & Fitch	1,260	$92
Amazon.com*#	4,403	359
Apollo Group, Cl A*	1,870	89
AutoNation*	941	15
AutoZone*	581	74
Bed Bath & Beyond*#	3,539	113
Best Buy	4,842	226
Big Lots*#	1,412	44
Black & Decker	606	39
Brunswick	626	9
Carnival#	5,552	222
CBS, Cl B	7,818	169
Centex	1,574	30
Clear Channel Communications	5,907	207
Coach*	5,151	187
Comcast, Cl A	40,978	922
D. R. Horton#	3,541	45
Darden Restaurants	1,986	68
Dillard’s, Cl A#	803	13
DIRECTV Group*	10,261	288
Eastman Kodak#	3,341	51
EW Scripps, Cl A#	1,163	55
Expedia*	2,892	70
Family Dollar Stores	2,000	43
Ford Motor*#	27,104	184
Fortune Brands	2,085	145
GameStop*	2,237	111
Gannett	2,258	65
Gap	5,611	102
General Motors#	5,924	101
Genuine Parts#	1,729	76
Goodyear Tire & Rubber*	3,282	83
H&R Block	4,121	96
Harley-Davidson#	3,021	126
Harman International Industries#	817	37
Hasbro	1,508	55
Home Depot	22,850	625
IAC/InterActiveCorp*	2,427	55
International Game Technology	4,233	151
Interpublic Group*#	5,019	50
JC Penney	2,854	115
Johnson Controls	8,039	274
Jones Apparel Group	612	10
KB Home#	955	20
Kohl’s*#	4,259	191
Leggett & Platt#	2,269	43
Lennar, Cl A#	1,772	30
Limited Brands	3,638	71
Liz Claiborne	906	16
Lowe’s	19,844	476
Macy’s	5,170	122
Marriott, Cl A#	4,420	146
Mattel	4,137	83
McDonald’s	15,704	932
McGraw-Hill	4,363	181
Meredith	568	19
New York Times, Cl A#	1,608	28
Newell Rubbermaid	2,723	55
News	31,552	566
Nike, Cl B	5,314	363
Nordstrom#	2,425	85
Office Depot*	3,872	49
OfficeMax	871	19
Omnicom Group	4,435	217
Polo Ralph Lauren#	894	62
Pulte Homes	2,787	34
RadioShack	1,189	17
Sears Holdings*#	942	80
Sherwin-Williams	1,334	75
Snap-On Tools	731	45
Stanley Works	803	39
Staples	9,498	223
Starbucks*	9,889	180
Starwood Hotels & Resorts Worldwide	2,488	120
Target	11,313	604
Tiffany	1,838	90
Time Warner	48,265	766
TJX	6,460	207
VF	1,015	77
Viacom, Cl B*	8,658	310
Walt Disney	25,591	860
Washington Post	73	46
Wendy’s	1,497	44
Whirlpool	883	65
Wyndham Worldwide	1,601	35
Yum! Brands	7,005	278

		13,860

Consumer Staples — 10.2%
Altria Group	27,893	621
Anheuser-Busch	9,820	564
Archer-Daniels-Midland	8,575	340
Avon Products	5,817	227
Brown-Forman, Cl B#	1,125	85
Campbell Soup	2,362	79
Clorox	1,893	108
Coca-Cola	27,263	1,561
Coca-Cola Enterprises	3,893	78
Colgate-Palmolive	7,108	529
ConAgra Foods	6,223	147
Constellation Brands, Cl A*	2,270	48
Costco Wholesale	5,989	427
CVS Caremark	19,911	852
Dean Foods*	1,747	38
Estee Lauder, Cl A	1,591	76
General Mills	4,640	293
H.J. Heinz	4,266	213
Hershey#	2,182	85
Kellogg	3,620	188
Kimberly-Clark	5,354	342
Kraft Foods	20,672	671
Kroger	9,109	252
McCormick & Company	1,621	61
Molson Coors Brewing	1,881	109
Pepsi Bottling Group	1,451	47
PepsiCo	21,617	1,476
Philip Morris International*	28,337	1,492
Procter & Gamble	41,604	2,748
Reynolds American	1,946	107
Safeway	5,581	178
Sara Lee	7,746	107
Supervalu	2,155	76
SYSCO	7,785	240
Tyson Foods, Cl A	3,336	63
UST	1,677	93

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Walgreen	13,423	$483
Wal-Mart Stores	32,035	1,850
Whole Foods Market#	1,510	44
Wm. Wrigley Jr.	3,125	241

		17,239

Energy — 14.0%
Anadarko Petroleum	6,399	480
Apache	4,475	600
Baker Hughes	4,188	371
BJ Services#	3,665	111
Cameron International*	3,253	173
Chesapeake Energy	6,579	360
Chevron	28,119	2,788
ConocoPhillips	21,100	1,964
Consol Energy	2,583	252
Devon Energy	5,987	694
El Paso	9,877	193
ENSCO International	2,048	147
EOG Resources	3,406	438
ExxonMobil	72,064	6,396
Halliburton	11,917	579
Hess	3,777	464
Marathon Oil	9,582	492
Murphy Oil	2,620	243
Nabors Industries*	3,558	149
National Oilwell Varco*	5,773	481
Noble	3,637	230
Noble Energy	2,429	237
Occidental Petroleum	11,136	1,024
Peabody Energy	3,815	282
Range Resources	2,152	141
Rowan	1,306	58
Schlumberger	16,311	1,649
Smith International#	3,064	242
Spectra Energy	8,257	223
Sunoco	1,297	58
Tesoro Petroleum#	1,664	41
TransOcean*	4,359	655
Valero Energy	6,979	355
Weatherford International*	9,416	430
Williams	7,938	302
XTO Enegy	7,037	448

		23,750

Financials — 15.4%
ACE	4,451	267
AFLAC	6,406	430
Allstate	7,563	385
Ambac Financial Group#	3,347	10
American Capital Strategies#	2,633	84
American Express	15,654	726
American International Group	36,301	1,307
Ameriprise Financial	2,969	140
AON	4,123	195
Apartment Investment & Management, Cl A REIT	1,238	49
Assurant	1,291	88
AvalonBay Communities REIT	1,037	105
Bank of America	59,914	2,038
Bank of New York Mellon	15,403	686
BB&T#	7,371	232
Bear Stearns	1,522	14
Boston Properties REIT	1,612	158
Capital One Financial#	5,034	242
CB Richard Ellis Group, Cl A*	2,344	53
Charles Schwab	12,671	281
Chubb	4,996	269
Cincinnati Financial	2,233	78
CIT Group#	2,587	26
Citigroup	69,985	1,532
CME Group	719	309
Comerica	2,031	75
Countrywide Financial#	7,838	41
Developers Diversified Realty REIT	1,611	64
Discover Financial Services	6,466	111
E*Trade Financial*#	6,235	26
Equity Residential REIT#	3,639	154
Fannie Mae	14,245	385
Federated Investors, Cl B	1,167	43
Fifth Third Bancorp	7,190	134
First Horizon National	1,711	16
Franklin Resources	2,122	215
Freddie Mac	8,641	220
General Growth Properties REIT	3,600	150
Genworth Financial, Cl A	5,838	129
Goldman Sachs	5,349	944
Hartford Financial Services	4,237	301
HCP REIT#	2,827	97
Host Hotels & Resorts REIT	7,065	121
Hudson City Bancorp	7,160	127
Huntington Bancshares#	4,942	44
IntercontinentalExchange*	946	131
Janus Capital Group	1,993	58
JPMorgan Chase	45,838	1,971
KeyCorp	5,381	105
Kimco Realty REIT	3,412	134
Legg Mason	1,819	98
Lehman Brothers Holdings#	7,160	264
Leucadia National#	2,283	124
Lincoln National	3,570	197
Loews#	5,933	294
M&T Bank#	1,039	90
Marsh & McLennan	7,031	191
Marshall & Ilsley	3,533	82
MBIA#	2,649	18
Merrill Lynch	13,112	576
MetLife	9,570	574
MGIC Investment#	1,120	13
Moody’s#	2,776	103
Morgan Stanley	14,907	659
National City#	10,259	60
Northern Trust	2,590	197
NYSE Euronext	3,576	229
Plum Creek Timber REIT#	2,309	108
PNC Financial Services Group	4,598	295
Principal Financial Group	3,486	188
Progressive#	9,154	184
Prologis REIT	3,484	216
Prudential Financial	6,019	450
Public Storage REIT#	1,680	148
Regions Financial	9,360	167
Safeco	1,158	78
Simon Property Group REIT	3,010	299
SLM*	6,205	141

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Sovereign Bancorp#	6,451	$59
State Street	5,228	376
SunTrust Banks	4,734	247
T. Rowe Price Group	3,634	210
Torchmark	1,227	78
Travelers	8,372	417
U.S. Bancorp	23,374	776
Unum Group	4,681	113
Vornado Realty Trust REIT	1,821	178
Wachovia	28,716	683
Washington Mutual#	13,020	117
Wells Fargo	44,499	1,227
XL Capital, Cl A#	2,172	76
Zions Bancorp#	1,445	62

		26,162

Healthcare — 11.2%
Abbott Laboratories	21,113	1,190
Aetna	6,637	313
Allergan	4,236	244
AmerisourceBergen	2,089	86
Amgen*	14,528	640
Applied Biosystems Group—Applera#	2,479	86
Barr Pharmaceuticals*	1,041	46
Baxter International	8,986	549
Becton Dickinson	3,303	279
Biogen Idec*	4,022	252
Boston Scientific*	18,186	242
Bristol-Myers Squibb	26,471	603
C.R. Bard	1,351	123
Cardinal Health	4,693	265
Celgene*	6,282	382
CIGNA	3,641	148
Coventry Healthcare*	1,845	85
Covidien	6,363	319
Eli Lilly	12,935	623
Express Scripts*	3,596	259
Forest Laboratories*	3,832	138
Genzyme*	3,717	254
Gilead Sciences*	13,049	722
Hospira*	2,149	90
Humana*	2,274	116
IMS Health	2,661	64
Intuitive Surgical*	520	153
Johnson & Johnson	38,386	2,562
King Pharmaceuticals*	3,244	33
Laboratory Corp. of America Holdings*#	1,640	121
McKesson	3,906	225
Medco Health Solutions*	7,049	341
Medtronic#	15,546	788
Merck	29,250	1,140
Millipore*#	962	70
Mylan Laboratories#	4,093	55
Patterson*	1,814	62
PerkinElmer	1,919	54
Pfizer	90,018	1,743
Quest Diagnostics	2,155	109
Schering-Plough	22,746	464
St. Jude Medical*	4,667	190
Stryker	3,217	208
Tenet Healthcare*	6,538	38
Thermo Fisher Scientific*	5,870	346
UnitedHealth Group	16,446	563
Varian Medical Systems*	1,956	93
Waters*	1,353	83
Watson Pharmaceuticals*	1,761	50
WellPoint*	7,056	394
Wyeth	18,018	801
Zimmer Holdings*	3,236	236

		19,040

Industrials — 11.4%
3M	9,564	742
Allied Waste Industries*	3,612	49
Avery Dennison	996	51
Boeing	10,317	854
Burlington Northern Santa Fe	4,007	453
C.H. Robinson Worldwide	2,612	169
Caterpillar#	8,614	712
Cintas	1,636	48
Cooper Industries, Cl A	2,261	105
CSX	5,658	391
Cummins	2,856	201
Danaher	3,607	282
Deere	5,885	479
Dover	2,569	139
Eaton	2,214	214
Emerson Electric	10,893	634
Equifax	1,864	71
FedEx	4,058	372
Fluor	1,330	248
General Dynamics	5,355	493
General Electric	134,389	4,128
Goodrich	1,681	109
Honeywell International	10,208	609
Illinois Tool Works	5,288	284
Ingersoll-Rand, Cl A#	3,507	154
ITT Industries	2,593	171
Jacobs Engineering Group*	1,642	156
L-3 Communications Holdings	1,683	181
Lockheed Martin	4,659	510
Manitowoc	1,758	68
Masco	4,258	79
Monster Worldwide*#	1,699	42
Norfolk Southern	4,925	332
Northrop Grumman	4,619	349
PACCAR	4,959	265
Pall	1,771	72
Parker Hannifin	2,314	196
Pitney Bowes	2,539	92
Precision Castparts	1,880	227
Raytheon	5,844	373
Robert Half	2,141	53
Rockwell Automation	1,934	113
Rockwell Collins	2,426	149
RR Donnelley & Sons	2,349	77
Ryder System	833	61
Southwest Airlines#	10,370	135
Terex*	1,450	103
Textron	3,335	209
Trane	2,315	107
Tyco International	6,130	277
Union Pacific	7,020	578
United Parcel Service, Cl B	14,032	997
United Technologies	13,398	952

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
W.W. Grainger	954	$87
Waste Management	6,251	237

		19,239

Information Technology — 16.3%
Adobe Systems*	7,752	342
Advanced Micro Devices*#	6,878	47
Affiliated Computer Services, Cl A*	1,295	70
Agilent Technologies*	4,925	184
Akamai Technologies*	2,082	81
Altera	4,134	96
Analog Devices	3,857	135
Apple*	12,018	2,268
Applied Materials	18,802	372
Autodesk*	3,107	128
Automatic Data Processing	6,990	301
BMC Software*	2,925	117
Broadcom, Cl A*	6,329	182
CA	5,311	141
Ciena*	1,070	33
Cisco Systems*	80,802	2,159
Citrix Systems*	2,990	102
Cognizant Technology Solutions, Cl A*	3,910	138
Computer Sciences*	2,096	103
Compuware*	3,531	36
Convergys*	1,706	28
Corning	21,968	601
Dell*	27,585	636
eBay*	15,379	462
Electronic Arts*	4,335	218
Electronic Data Systems	5,579	137
EMC*	28,409	495
Fidelity National Information Services	2,294	92
Fiserv*	2,227	117
Google, Cl A*	3,133	1,835
Hewlett-Packard	33,527	1,578
Intel	78,263	1,814
International Business Machines	18,791	2,432
Intuit*	4,393	127
Jabil Circuit	1,580	20
JDS Uniphase*	1,910	24
Juniper Networks*	7,089	195
KLA-Tencor	2,527	117
Lexmark International, Cl A*#	803	30
Linear Technology	3,301	121
LSI*	8,915	65
MEMC Electronic Materials*	3,277	225
Microchip Technology#	2,645	97
Micron Technology*#	9,832	79
Microsoft	108,018	3,059
Molex	2,071	58
Motorola	28,289	264
National Semiconductor	3,064	64
NetApp*	5,073	124
Novell*	4,167	29
Novellus Systems*#	1,227	29
NVIDIA*	7,658	189
Oracle*	54,312	1,240
Paychex	4,815	166
QLogic*	1,815	29
Qualcomm	22,228	1,079
SanDisk*	3,233	92
Sun Microsystems*	10,447	135
Symantec*	12,004	261
Tellabs*	5,259	29
Teradata*	2,397	65
Teradyne*	2,344	32
Texas Instruments	18,070	587
Total System Services	3,049	75
Tyco Electronics	6,167	247
Unisys*	4,554	23
VeriSign*	3,010	121
Western Union	10,359	245
Xerox	11,159	152
Xilinx#	4,405	120
Yahoo!*	18,389	492

		27,586

Materials — 3.6%
Air Products & Chemicals	2,979	304
Alcoa	11,026	448
Allegheny Technologies	1,359	102
Ashland	796	43
Ball	1,328	72
Bemis#	644	17
Dow Chemical	12,213	493
E.I. DuPont de Nemours	12,177	583
Eastman Chemical	1,081	83
Ecolab	2,601	117
Freeport-McMoRan Copper & Gold	5,263	609
Hercules#	1,606	33
International Flavors & Fragrances	991	42
International Paper	4,999	136
MeadWestvaco	2,216	57
Monsanto	7,620	971
Newmont Mining	6,383	303
Nucor	4,220	316
Pactiv*	1,554	38
PPG Industries	2,020	127
Praxair	4,379	416
Rohm & Haas	1,577	85
Sealed Air	1,969	48
Sigma-Aldrich	2,053	121
Titanium Metals#	707	12
United States Steel	1,647	285
Vulcan Materials#	1,446	111
Weyerhaeuser	2,678	167

		6,139

Producer Durables — 0.1%
Expeditors International Washington	3,202	151

Telecommunication Services — 3.4%
American Tower, Cl A*	6,046	276
AT&T	81,587	3,255
CenturyTel	904	32
Citizens Communications	3,138	37
Embarq	2,068	98
Qwest Communications#	17,179	83
Sprint Nextel	37,018	347
Verizon Communications	38,621	1,486
Windstream	6,174	82

		5,696

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — 3.5%
AES*	9,070	$177
Allegheny Energy	2,274	124
Ameren	2,825	128
American Electric Power	5,421	229
CenterPoint Energy	4,432	75
CMS Energy	2,480	39
Consolidated Edison	3,684	152
Constellation Energy Group	2,419	209
Dominion Resources	7,614	352
DTE Energy	2,021	89
Duke Energy	16,673	308
Dynegy, Cl A*	6,829	64
Edison International	4,260	227
Entergy	2,592	313
Exelon	8,962	789
FirstEnergy	4,115	324
FPL Group	5,516	372
Integrys Energy Group	893	46
Nicor#	635	26
NiSource	3,711	67
Pepco Holdings	2,723	74
PG&E	4,618	183
Pinnacle West Capital	1,161	39
PPL	5,064	260
Progress Energy	3,341	143
Progress Energy CVO (A) (B)	2,575	—
Public Service Enterprise Group	6,894	305
Questar	2,348	151
Sempra Energy	3,530	204
Southern	10,136	367
TECO Energy	2,874	59
Xcel Energy	5,431	116

		6,011

Total Common Stocks (Cost $124,416)		164,873

EXCHANGE TRADED FUNDS — 0.6%
S&P Depository Receipt, Trust Series 1#
(Cost $999)	7,300	1,024

RIGHTS — 0.0%
Information Technology — 0.0%
Seagate (A) (B)
(Cost $ – )	5,934	—

AFFILIATED MONEY MARKET FUND — 2.0%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $3,366)	3,366,152	3,366

Total Investments Before Collateral for Loaned Securities – 99.9% (Cost $128,781)		169,263

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 4.5%
Affiliated Money Market Fund — 1.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	2,721,077	2,721

	Par (000)
Master Note — 0.4%
Bear Stearns
2.580%, 06/02/08	$680	680

Medium Term Notes — 0.7%
Merrill Lynch
2.440%, 07/07/08 (C)	952	954
Morgan Stanley Dean Witter
2.180%, 04/03/09 (C)	136	136
2.210%, 04/15/09 (C)	136	136

		1,226

Repurchase Agreements — 1.8%
Bank of America
2.310%, 06/02/08	503	504
Bear Stearns
2.450%, 06/05/08	2,041	2,041
Lehman Brothers
2.250%, 06/02/08	427	427

		2,972

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $7,599)‡		7,599

TOTAL INVESTMENTS — 104.4% (Cost $136,380)**		176,862

Other Assets & Liabilities — (4.4)%
Investment Advisory Fees Payable		(29)
12b-1 Fees Payable
Class I		(2)
Class B		(1)
Class C		(1)
Administration Fees Payable		(9)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(21)
Payable for Collateral for Loaned Securities		(7,599)
Payable for Investments Purchased		(153)
Payable for Shares of Beneficial Interest Redeemed		(143)
Other		562

Total Other Assets & Liabilities		(7,401)

TOTAL NET ASSETS — 100.0%		$169,461

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2008

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$131,138
Undistributed Net Investment Income	403
Accumulated Net Realized Loss on Investments and Futures	(2,615)
Net Unrealized Appreciation on Investments and Futures	40,535

Total Net Assets	$169,461

Net Asset Value, Offering and Redemption Price Per Share — Class I ($138,373,193 ÷ 12,295,529 outstanding shares of beneficial interest)	$11.25

Net Asset Value and Redemption Price Per Share — Class A ($26,299,326 ÷ 2,344,671 outstanding shares of beneficial interest)	$11.22

Maximum Offering Price Per Share — Class A ($11.22 ÷ 97.50%)	$11.51

Net Asset Value and Offering Price Per Share — Class B ($3,062,159 ÷ 275,188 outstanding shares of beneficial interest)	$11.13

Net Asset Value and Offering Price Per Share — Class C ($1,725,855 ÷ 154,797 outstanding shares of beneficial interest)	$11.15

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $140,407.

Gross unrealized appreciation (000)	$46,330
Gross unrealized depreciation (000)	(9,875)

Net unrealized appreciation (000)	$36,455

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $7,330.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security fair valued using methods determined in good faith by the Board of Trustees.
(B)	Illiquid Security. Total market value of illiquid securities is (000) $0 and represents 0% of net assets as of May 31, 2008.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

Cl — Class

CVO — Contingent Value Obligation

REIT — Real Estate Investment Trust

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	9	$3,098	06/20/08	$53

Cash in the amount of $162,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 95.4%
Consumer Discretionary — 12.9%
Ambassadors Group#	228,350	$4,238
Brown Shoe	166,230	2,808
Carter’s*	232,650	3,467
Harman International Industries#	78,490	3,510
Hovanian Enterprises, Cl A*#	212,220	1,668
Monarch Casino & Resort*	169,370	2,346
Pool#	222,290	4,581
Sonic*#	107,700	2,066
Steiner Leisure*#	78,800	3,046
Strayer Education#	18,320	3,662

		31,392

Energy — 12.4%
Alon USA Energy#	304,380	4,660
Atwood Oceanics*	36,740	3,744
Encore Acquisition*	143,460	9,582
ION Geophysical*	161,890	2,654
Oil States International*	165,600	9,674

		30,314

Financials — 12.8%
Affiliated Managers Group*#	60,070	6,157
FirstService*	242,090	4,113
Great Southern Bancorp#	153,140	1,769
Lazard, Cl A	154,000	5,866
Montpelier Re Holdings#	187,000	3,136
Philadelphia Consolidated Holding*	54,970	2,048
Portfolio Recovery Associates*#	122,570	5,036
Southwest Bancorp	178,890	3,034

		31,159

Healthcare — 7.2%
Bio-Reference Labs*	231,008	5,738
Pharmaceutical Product Development	70,960	3,137
Sciele Pharma#	113,400	2,485
Syneron Medical*#	223,970	3,635
WellCare Health Plans*	47,510	2,622

		17,617

Industrials — 15.7%
Esterline Technologies*	120,170	7,442
Franklin Electric#	86,990	3,523
Graco#	97,980	3,960
Greenbrier#	148,120	3,888
Heidrick & Struggles International#	90,740	2,600
IDEX	164,015	6,370
Marten Transport*#	193,570	3,469
Oshkosh Truck, Cl B	98,090	3,964
Universal Forest Products#	94,810	3,217

		38,433

Information Technology — 24.8%
ANSYS*#	125,400	5,931
Broadridge Financial Solutions	234,720	5,291
Comtech Telecommunications*	131,410	6,084
CryptoLogic#	268,080	4,507
Digital River*	184,440	7,389
FactSet Research Systems#	37,810	2,447
Flir Systems*#	151,100	5,956
j2 Global Communications*#	280,815	7,447
Netgear*	191,280	3,632
Perot Systems, Cl A*	201,100	3,322
Trimble Navigation*	217,300	8,657

		60,663

Materials — 9.6%
A.M. Castle & Co.#	118,990	3,907
Methanex#	174,670	5,004
Northgate Minerals*	1,786,130	5,412
OM Group*	41,290	1,795
Scotts Miracle-Gro, Cl A	121,320	3,421
Universal Stainless & Alloy*	97,090	3,831

		23,370

Total Common Stocks (Cost $210,416)		232,948

AFFILIATED MONEY MARKET FUND — 4.2%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $10,391)	10,390,992	10,391

Total Investments Before Collateral for Loaned Securities – 99.6% (Cost $220,807)		243,339

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 30.5%
Affiliated Money Market Fund — 10.9%
Allegiant Advantage Institutional Money Market Fund, Class I†	26,661,344	26,662

	Par (000)
Master Note — 2.8%
Bear Stearns
2.580%, 06/02/08	$6,665	6,665

Medium Term Notes — 4.9%
Merrill Lynch
2.440%, 07/07/08 (A)	9,331	9,345
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	1,333	1,333
2.210%, 04/15/09 (A)	1,333	1,333

		12,011

Repurchase Agreements — 11.9%
Bank of America
2.310%, 06/02/08	4,932	4,933
Bear Stearns
2.450%, 06/05/08	19,996	19,996
Lehman Brothers
2.250%, 06/02/08	4,187	4,187

		29,116

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $74,454)‡		74,454

TOTAL INVESTMENTS — 130.1% (Cost $295,261)**		317,793

Allegiant Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2008

Value (000)
Other Assets & Liabilities — (30.1)%
Investment Advisory Fees Payable	$(200)
12b-1 Fees Payable
Class I	(18)
Administration Fees Payable	(12)
Custody Fees Payable	(3)
Trustees’ Fees Payable	(5)
Payable for Collateral for Loaned Securities	(74,454)
Payable for Shares of Beneficial Interest Redeemed	(195)
Other	1,310

Total Other Assets & Liabilities	(73,577)

TOTAL NET ASSETS — 100.0%	$244,216

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$224,402
Undistributed Net Investment Income	32
Accumulated Net Realized Loss on Investments and Futures	(3,230)
Net Unrealized Appreciation on Investments and Futures	23,012

Total Net Assets	$244,216

Net Asset Value, Offering and Redemption Price Per Share — Class I ($240,413,842 ÷ 20,882,349 outstanding shares of beneficial interest)	$11.51

Net Asset Value and Redemption Price Per Share — Class A ($2,521,355 ÷ 221,306 outstanding shares of beneficial interest)	$11.39

Maximum Offering Price Per Share — Class A ($11.39 ÷ 94.50%)	$12.05

Net Asset Value and Offering Price Per Share — Class B ($414,210 ÷ 37,491 outstanding shares of beneficial interest)	$11.05

Net Asset Value and Offering Price Per Share — Class C ($866,503 ÷ 78,340 outstanding shares of beneficial interest)	$11.06

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $295,404.

Gross unrealized appreciation (000)	$45,578
Gross unrealized depreciation (000)	(23,189)

Net unrealized appreciation (000)	$22,389

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $71,353.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

Cl — Class

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell Mini	96	$6,708	06/20/08	$480

Cash in the amount of $403,200 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — 96.5%
Consumer Discretionary — 16.1%
Aaron Rents*	14,200	$318
Aeropostale*	12,000	419
Buckle	3,200	147
Capella Education*#	4,700	305
Ctrip.com International, ADR	3,700	216
Desarrolladora Homex, ADR*#	4,500	314
DeVry	6,800	388
Fossil*	8,800	279
Hanesbrands*#	9,600	317
Marvel Entertainment*#	11,100	378
Matthews International, Cl A	4,000	190
NetFlix*#	14,100	428
Perry Ellis International*	13,700	373
Priceline.com*#	3,200	430
Strayer Education#	2,700	540
Unifirst	10,500	504

		5,546

Consumer Staples — 3.7%
BJ’s Wholesale Club*#	8,100	320
Flowers Foods	7,500	211
Herbalife#	3,700	143
Inter Parfums	12,300	309
Ruddick	8,000	284

		1,267

Energy — 10.9%
Alpha Natural Resources*	2,500	204
Atlas America	5,700	391
Atwood Oceanics*#	4,600	469
Core Laboratories NV*	2,100	287
Cross Timbers Royalty Trust#	2,900	151
Hornbeck Offshore Services*#	4,000	211
Mariner Energy*	11,800	386
PetroHawk Energy*#	10,500	309
T-3 Energy Services*	7,800	505
W&T Offshore	5,400	301
W-H Energy Services*	6,300	539

		3,753

Financials — 6.5%
American Physicians Capital	4,700	214
BanColombia SA, ADR	14,300	546
Community Bank System#	6,400	155
eHealth*#	12,900	322
EZCORP*	26,400	333
Nationwide Health Properties REIT#	13,900	474
Waddell & Reed Financial	5,000	177

		2,221

Healthcare — 13.4%
Air Methods*#	6,700	258
Alexion Pharmaceuticals*#	1,900	136
Amedisys*#	4,600	234
Bio-Reference Labs*	8,100	201
Haemonetics*	5,000	282
Hologic*	11,000	264
Icon, ADR*	2,200	155
Idexx Laboratories*	7,000	354
Illumina*#	2,500	196
Kendle International*#	11,000	416
Meridian Bioscience	16,400	481
Parexel International*	17,100	421
Res-Care*	14,200	271
Techne*	7,800	612
US Physical Therapy*	19,900	341

		4,622

Industrials — 17.8%
Actuant	9,100	332
Ampco-Pittsburgh	6,100	285
Barnes Group	6,200	198
Bucyrus International	13,400	948
Chart Industries*	7,900	331
Curtiss-Wright	4,200	216
FTI Consulting*	1,900	114
Heico#	8,600	436
Layne Christensen*	10,700	547
Pacer International	16,000	359
Polypore International*	19,900	472
Superior Essex*	6,200	270
Teledyne Technologies*	5,900	329
Wabtec	8,700	405
Walter Industries	3,100	289
Watson Wyatt Worldwide, Cl A#	10,000	586

		6,117

Information Technology — 18.4%
ANSYS*#	6,160	291
Checkpoint Systems*	17,900	465
Cirrus Logic*	75,600	496
Concur Technologies*#	4,100	150
Diodes*#	14,400	406
EMS Technologies*	5,700	156
Flir Systems*#	14,300	564
Informatica*	28,840	519
Integral Systems*	10,600	420
Micros Systems*	7,400	244
Sierra Wireless*#	12,500	214
SkillSoft, ADR*	40,700	396
Solera Holdings*	20,600	562
Sybase*	16,400	525
Telvent GIT SA*	11,400	300
TNS*	14,000	350
Ultimate Software Group*	7,500	284

		6,342

Materials — 6.2%
Airgas	4,200	248
Aptargroup	9,500	425
Greif, Cl A	5,700	382
NewMarket	4,700	368
Rockwood Holdings*	9,100	334
Schnitzer Steel Industries, Cl A	2,100	210
Terra Industries#	4,000	175

		2,142

Telecommunication Services — 2.5%
Partner Communications, ADR#	15,400	374
Premiere Global Services*	31,900	483

		857

Allegiant Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — 1.0%
Cia Paranaense de Energia, ADR	9,500	$172
ITC Holdings#	2,800	153

		325

Total Common Stocks (Cost $28,049)		33,192

AFFILIATED MONEY MARKET FUND — 3.6%
Allegiant Money Market Fund, Class I† (Cost $1,241)	1,241,452	1,241

Total Investments Before Collateral for Loaned Securities – 100.1% (Cost $29,290)		34,433

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 20.5%
Affiliated Money Market Fund — 7.3%
Allegiant Advantage Institutional Money Market Fund, Class I†	2,519,822	2,520

	Par (000)
Master Note — 1.9%
Bear Stearns
2.580%, 06/02/08	$630	630

Medium Term Notes — 3.3%
Merrill Lynch
2.440%, 07/07/08 (A)	882	883
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	126	126
2.210%, 04/15/09 (A)	126	126

		1,135

Repurchase Agreements — 8.0%
Bank of America
2.310%, 06/02/08	466	466
Bear Stearns
2.450%, 06/05/08	1,890	1,890
Lehman Brothers
2.250%, 06/02/08	396	396

		2,752

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $7,037)‡		7,037

TOTAL INVESTMENTS — 120.6% (Cost $36,327)**		41,470

Other Assets & Liabilities — (20.6)%
Investment Advisory Fees Payable		(15)
12b-1 Fees Payable
Class I		(1)
Class A		(1)
Administration Fees Payable		(2)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(3)
Payable for Collateral for Loaned Securities		(7,037)
Payable for Shares of Beneficial Interest Redeemed		(18)

Total Other Assets & Liabilities		(7,079)

TOTAL NET ASSETS — 100.0%		$34,391

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$107,987
Accumulated Net Realized Loss on Investments		(78,739)
Net Unrealized Appreciation on Investments		5,143

Total Net Assets		$34,391

Net Asset Value, Offering and Redemption Price Per Share — Class I ($19,905,495 ÷ 1,871,740 outstanding shares of beneficial interest)		$10.63

Net Asset Value and Redemption Price Per Share — Class A ($13,423,821 ÷ 1,296,863 outstanding shares of beneficial interest)		$10.35

Maximum Offering Price Per Share — Class A ($10.35 ÷ 94.50%)		$10.95

Net Asset Value and Offering Price Per Share — Class B ($923,414 ÷ 95,998 outstanding shares of beneficial interest)		$9.62

Net Asset Value and Offering Price Per Share — Class C ($138,116 ÷ 14,328 outstanding shares of beneficial interest)		$9.64

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $36,328.

Gross unrealized appreciation (000)	$5,629
Gross unrealized depreciation (000)	(487)

Net unrealized appreciation (000)	$5,142

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $6,763.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

ADR — American Depository Receipt

Cl — Class

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Equity Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2008

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends	$1,969	$10,425	$1,942
Interest	2,941	—	2
Income from affiliated funds(1)	524	549	51
Security lending income from non-affiliated investments	120	513	30
Security lending income from affiliated funds(1)	4	—	1
Less: foreign taxes withheld	(16)	(819)	(1)

Total Investment Income	5,542	10,668	2,025

Expenses:
Investment advisory fees	1,407	4,483	1,659
Administration fees	113	252	133
12b-1 fees:
Class I	32	110	64
Class A	3	6	2
Class B	43	11	17
Class C	16	8	3
Shareholder services fees:
Class A	43	49	14
Class B	14	4	6
Class C	5	3	1
Transfer agent fees	76	115	50
Custodian fees	55	219	20
Professional fees	19	34	19
Pricing service fees	48	30	2
Printing and shareholder reports	10	24	12
Registration and filing fees	32	40	29
Trustees’ fees	10	22	12
Miscellaneous	26	43	24

Total Expenses	1,952	5,453	2,067

Less:
Waiver of investment advisory fees(1)	—	(585)	—
Expense reimbursements(1)	—	—	—

Net Expenses	1,952	4,868	2,067

Net Investment Income (Loss)	3,590	5,800	(42)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	2,435	28,077	13,780
Net realized loss on futures	(824)	(170)	(27)
Net realized loss on foreign currency transactions	(7)	(189)	—
Net change in unrealized appreciation/depreciation on investments	(6,746)	(34,796)	(24,785)
Net change in unrealized appreciation/depreciation on futures	18	595	(73)
Net change in unrealized appreciation/depreciation on foreign currency translation	(1)	(43)	—

Net Loss on Investments	(5,125)	(6,526)	(11,105)

Net Increase from Payment by Affiliate(2)	39	71	55

Net Decrease in Net Assets Resulting from Operations	$(1,496)	$(655)	$(11,092)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Mid Cap Growth Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Focused Value Fund	Multi-Factor Small Cap Growth Fund

$3,382	$16,951	$5,860	$403	$476	$63	$29
—	—	4	—	—	—	—
120	624	599	33	48	3	7
90	36	79	24	39	4	8
6	1	3	1	1	—	—
(5)	(23)	—	(7)	(8)	—	(1)

3,593	17,589	6,545	454	556	70	43

3,981	5,459	3,577	378	463	62	64
318	437	215	23	28	4	4

134	198	63	4	11	—	1
23	18	41	3	—	—	—
46	61	34	7	—	—	—
5	5	51	1	—	1	—

193	147	343	39	1	1	—
15	20	11	2	—	—	—
2	2	17	—	—	—	—
205	239	287	68	7	2	1
37	49	27	9	10	6	8
38	54	36	7	9	5	5
2	3	3	4	4	2	4
29	41	33	2	3	—	—
37	43	68	24	28	52	14
30	42	23	2	3	—	—
51	65	84	9	9	6	6

5,146	6,883	4,913	582	576	141	107

(1)	—	(894)	(208)	(135)	(62)	(47)
—	—	—	—	—	(5)	—

5,145	6,883	4,019	374	441	74	60

(1,552)	10,706	2,526	80	115	(4)	(17)

16,478	23,314	(15,637)	(992)	(5,523)	(1,057)	(275)
(138)	—	—	—	—	—	—
—	—	—	—	—	—	—
(32,075)	(115,832)	(43,927)	(2,739)	609	(587)	177
(104)	—	—	—	—	—	—
—	—	—	—	—	—	—

(15,839)	(92,518)	(59,564)	(3,731)	(4,914)	(1,644)	(98)

159	156	30	13	—	—	—

$(17,232)	$(81,656)	$(57,008)	$(3,638)	$(4,799)	$(1,648)	$(115)

Allegiant Equity Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2008

	Multi-Factor Small Cap Value Fund	S&P 500® Index Fund	Small Cap Core Fund	Small Cap Growth Fund
Investment Income:
Dividends	$3,290	$3,606	$1,815	$152
Interest	13	8	11	—
Income from affiliated funds(1)	384	115	391	21
Security lending income from non-affiliated investments	212	17	504	46
Security lending income from affiliated funds(1)	10	1	23	1
Less: foreign taxes withheld	(20)	—	(23)	(3)

Total Investment Income	3,889	3,747	2,721	217

Expenses:
Investment advisory fees	3,469	666	2,227	326
Administration fees	209	114	134	20
12b-1 fees:
Class I	72	8	66	3
Class A	28	1	1	3
Class B	72	26	3	8
Class C	52	13	7	1
Shareholder services fees:
Class A	231	73	7	36
Class B	24	9	1	3
Class C	17	4	2	—
Transfer agent fees	194	51	33	134
Custodian fees	29	28	20	10
Professional fees	21	17	19	7
Pricing service fees	6	21	2	4
Printing and shareholder reports	16	10	12	2
Registration and filing fees	40	30	34	29
Trustees’ fees	22	11	12	2
Miscellaneous	53	26	25	11

Total Expenses	4,555	1,108	2,605	599

Less:
Waiver of investment advisory fees(1)	—	(285)	—	(147)

Net Expenses	4,555	823	2,605	452

Net Investment Income (Loss)	(666)	2,924	116	(235)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(37,376)	5,066	5,376	(868)
Net realized gain (loss) on futures	(353)	88	(1,190)	—
Net change in unrealized appreciation/depreciation on investments	(65,065)	(22,466)	(28,091)	510
Net change in unrealized appreciation/depreciation on futures	73	3	335	—

Net Loss on Investments	(102,721)	(17,309)	(23,570)	(358)

Net Increase from Payment by Affiliate(2)	225	79	34	22

Net Decrease in Net Assets Resulting from Operations	$(103,162)	$(14,306)	$(23,420)	$(571)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

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Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007
Investment Activities:
Net investment income (loss)	$3,590	$3,214	$5,800	$2,922
Net realized gain (loss) on investments sold, futures and foreign currency transactions	1,604	9,453	27,718	16,920
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	(6,729)	12,538	(34,244)	59,735
Net increase from payment by affiliate(1)	39	—	71	—

Net increase (decrease) in net assets resulting from operations	(1,496)	25,205	(655)	79,577

Dividends and Distributions to Shareholders
Dividends from net investment income:
Class I	(3,324)	(2,500)	(3,867)	(660)
Class A	(324)	(244)	(132)	(1)
Class B	(65)	(52)	—	—
Class C	(24)	(17)	—	—
Distributions from net realized capital gains
Class I	(8,860)	(3,692)	—	—
Class A	(1,041)	(411)	—	—
Class B	(346)	(161)	—	—
Class C	(126)	(58)	—	—

Total dividends and distributions	(14,110)	(7,135)	(3,999)	(661)

Share Transactions:
Proceeds from shares issued:
Class I	104,218	32,108	124,075	62,666
Class A	3,702	3,140	3,047	4,252
Class B	75	581	387	163
Class C	169	1,010	135	353
Reinvestment of dividends and distributions:
Class I	11,801	5,841	1,168	175
Class A	1,335	641	126	1
Class B	403	211	—	—
Class C	149	75	—	—

Total proceeds from shares issued and reinvested	121,852	43,607	128,938	67,610

Value of shares redeemed:
Class I(2)	(51,798)	(27,019)	(58,213)	(57,818)
Class A	(2,750)	(2,679)	(3,251)	(2,758)
Class B	(912)	(997)	(478)	(287)
Class C	(349)	(269)	(293)	(381)

Total value of shares redeemed	(55,809)	(30,964)	(62,235)	(61,244)

Increase (decrease) in net assets from share transactions	66,043	12,643	66,703	6,366

Redemption Fees(3)	—	—	9	8

Total increase (decrease) in net assets	50,437	30,713	62,058	85,290

Net Assets:
Beginning of year	174,979	144,266	366,062	280,772

End of year*	$225,416	$174,979	$428,120	$366,062

*Including undistributed (distributions in excess of ) net investment income	$315	$705	$4,072	$2,274

(1)	See Note 12 in Notes to Financial Statements.
(2)	See Note 10 in Notes to Financial Statements.
(3)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Core Equity Fund			Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Value Fund
For the Year Ended			For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2008		May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007
$
	$(42)	$2,270	$(1,552)	$2,086	$10,706	$9,721	$2,526	$3,894

	13,753	9,529	16,340	47,413	23,314	92,117	(15,637)	21,943

	(24,858)	24,034	(32,179)	33,560	(115,832)	58,624	(43,927)	31,456
	55	—	159	—	156	—	30	—

	(11,092)	35,833	(17,232)	83,059	(81,656)	160,462	(57,008)	57,293

$
$
	(1,506)	(1,099)	—	(3,109)	(11,111)	(8,498)	(3,718)	(420)
	(32)	(14)	—	(614)	(875)	(654)	(1,546)	(161)
	(10)	—	—	—	(75)	(38)	(6)	—
	(1)	—	—	—	(6)	(3)	(62)	—

	(16,850)	(13,322)	(46,560)	(37,151)	(64,743)	(66,033)	(10,363)	(6,259)
	(449)	(337)	(2,489)	(10,830)	(5,733)	(6,119)	(5,523)	(2,976)
	(197)	(184)	(604)	(692)	(796)	(939)	(227)	(253)
	(28)	(26)	(62)	(90)	(66)	(84)	(358)	(173)

	(19,073)	(14,982)	(49,715)	(52,486)	(83,405)	(82,368)	(21,803)	(10,242)

$
$
	5,477	8,182	160,830	52,297	151,471	165,857	126,603	91,910
	603	647	5,651	7,468	4,720	7,927	104,326	175,070
	76	14	115	3	122	314	81	294
	7	47	62	155	70	222	4,606	3,279
$
	17,477	13,245	36,199	28,487	42,150	38,489	8,589	3,396
	470	339	2,307	11,218	6,139	6,225	6,780	2,749
	204	181	600	686	855	957	230	249
	29	26	55	84	68	83	402	172

	24,343	22,681	205,819	100,398	205,595	220,074	251,617	277,119

$
	(27,358)	(33,325)	(119,103)	(127,954)	(151,278)	(138,330)	(68,235)	(25,242)
	(862)	(1,423)	(103,032)	(22,553)	(10,165)	(9,864)	(176,510)	(12,378)
	(953)	(705)	(1,522)	(2,524)	(1,935)	(1,385)	(831)	(581)
	(102)	(83)	(236)	(381)	(338)	(156)	(1,519)	(224)

	(29,275)	(35,536)	(223,893)	(153,412)	(163,716)	(149,735)	(247,095)	(38,425)

	(4,932)	(12,855)	(18,074)	(53,014)	41,879	70,339	4,522	238,694

	—	—	—	—	—	—	—	—

	(35,097)	7,996	(85,021)	(22,441)	(123,182)	148,433	(74,289)	285,745

$
	244,591	236,595	559,125	581,566	794,414	645,981	396,798	111,053

	$209,494	$244,591	$474,104	$559,125	$671,232	$794,414	$322,509	$396,798

	$(1)	$1,388	$(2)	$—	$1,126	$2,331	$651	$3,427

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Multi-Factor Mid Cap Growth Fund		Multi-Factor Small Cap Core Fund
	For the Year Ended		For the Year Ended
	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007
Investment Activities:
Net investment income (loss)	$80	$306	$115	$185
Net realized gain (loss) on investments sold and futures	(992)	5,026	(5,523)	(1,420)
Net change in unrealized appreciation/depreciation on investments and futures	(2,739)	1,571	609	4,662
Net increase from payment by affiliate(1)	13	—	—	—

Net increase (decrease) in net assets resulting from operations	(3,638)	6,903	(4,799)	3,427

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(141)	(99)	(140)	(65)
Class A	(33)	(58)	—	(2)
Class B	—	—	—	—
Class C	—	—	—	—
Distributions from net realized capital gains:
Class I	—	—	—	(79)
Class A	—	—	—	(2)
Class B	—	—	—	—
Class C	—	—	—	—
Return of Capital
Class I	—	—	(184)	—
Class A	—	—	(2)	—

Total dividends and distributions	(174)	(157)	(326)	(148)

Share Transactions:
Proceeds from shares issued:
Class I	16,302	5,025	6,755	38,125
Class A	299	559	92	557
Class B	72	2	—	—
Class C	7	7	—	—
Reinvestment of dividends and distributions:
Class I	72	54	324	144
Class A	32	55	2	4
Class B	—	—	—	—
Class C	—	—	—	—

Total proceeds from shares issued and reinvested	16,784	5,702	7,173	38,830

Value of shares redeemed:
Class I	(6,885)	(7,147)	(610)	(446)
Class A	(2,459)	(3,154)	(208)	(80)
Class B	(244)	(363)	—	—
Class C	(3)	(60)	—	—

Total value of shares redeemed	(9,591)	(10,724)	(818)	(526)

Increase (decrease) in net assets from share transactions	7,193	(5,022)	6,355	38,304

Redemption Fees(2)	—	—	—	—

Total increase (decrease) in net assets	3,381	1,724	1,230	41,583

Net Assets:
Beginning of year	35,414	33,690	48,297	6,714

End of year*	$38,795	$35,414	$49,527	$48,297

*Including undistributed (distributions in excess of ) net investment income	$48	$149	$207	$140

(1)	See Note 12 in Notes to Financial Statements.
(2)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor Small Cap Focused Value Fund			Multi-Factor Small Cap Growth Fund		Multi-Factor Small Cap Value Fund		S & P 500® Index Fund
For the Year Ended			For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2008		May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007
$
	$(4)	$5	$(17)	$(19)	$(666)	$(403)	$2,924	$3,143
	(1,057)	266	(275)	117	(37,729)	80,477	5,154	13,169

	(587)	575	177	556	(64,992)	(25,133)	(22,463)	23,291
	—	—	—	—	225	—	79	—

	(1,648)	846	(115)	654	(103,162)	54,941	(14,306)	39,603

$
$
	—	(19)	—	—	—	(315)	(2,639)	(2,742)
	—	—	—	—	—	—	(419)	(416)
	—	—	—	—	—	—	(24)	(29)
	—	—	—	—	—	—	(12)	(12)

	(163)	(396)	(116)	—	(33,349)	(68,647)	(9,836)	(368)
	(8)	(11)	(1)	—	(7,573)	(27,477)	(1,850)	(69)
	—	—	—	—	(1,794)	(2,332)	(226)	(9)
	(3)	—	—	—	(1,180)	(2,593)	(102)	(4)

	—	—	—	—	(16)	—	—	—
	—	—	—	—	—	—	—	—

	(174)	(426)	(117)	—	(43,912)	(101,364)	(15,108)	(3,649)

$
$
	22	158	346	229	22,236	58,343	55,063	38,199
	75	200	31	22	8,758	19,568	3,667	6,749
	—	—	—	—	5	19	32	81
	9	148	—	—	158	489	371	305

	163	415	111	—	27,845	47,556	10,519	2,295
	8	10	1	—	7,369	27,062	2,224	469
	—	—	—	—	1,719	2,180	194	30
	3	—	—	—	1,109	2,374	103	15

	280	931	489	251	69,199	157,591	72,173	48,143

$
	—	—	(48)	(84)	(224,333)	(290,395)	(63,196)	(82,064)
	(68)	(22)	(6)	(12)	(119,982)	(60,547)	(7,721)	(5,107)
	—	—	—	—	(3,252)	(4,115)	(672)	(1,054)
	(63)	(1)	—	—	(6,466)	(8,106)	(391)	(326)

	(131)	(23)	(54)	(96)	(354,033)	(363,163)	(71,980)	(88,551)

	149	908	435	155	(284,834)	(205,572)	193	(40,408)

	—	—	—	—	118	100	—	—

	(1,673)	1,328	203	809	(431,790)	(251,895)	(29,221)	(4,454)

	7,499	6,171	6,348	5,539	613,543	865,438	198,682	203,136

	$5,826	$7,499	$6,551	$6,348	$181,753	$613,543	$169,461	$198,682

	$—	$—	$—	$—	$128	$—	$403	$492

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Small Cap Core Fund		Small Cap Growth Fund
	For the Year Ended		For the Year Ended
	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007
Investment Activities:
Net investment income (loss)	$116	$69	$(235)	$(287)
Net realized gain (loss) on investments sold and futures	4,186	11,787	(868)	3,717
Net change in unrealized appreciation/depreciation on investments and futures	(27,756)	21,645	510	208
Net increase from payment by affiliate(1)	34	—	22	—

Net increase (decrease) in net assets resulting from operations	(23,420)	33,501	(571)	3,638

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(327)	—	—	—
Distributions from net realized capital gains:
Class I	(15,150)	(10,050)	—	—
Class A	(180)	(142)	—	—
Class B	(30)	(22)	—	—
Class C	(62)	(43)	—	—

Total dividends and distributions	(15,749)	(10,257)	—	—

Share Transactions:
Proceeds from shares issued:
Class I	89,390	35,430	6,447	1,718
Class A	334	491	229	325
Class B	18	54	36	4
Class C	99	109	20	2
Reinvestment of dividends and distributions:
Class I	9,751	5,646	—	—
Class A	170	129	—	—
Class B	30	22	—	—
Class C	57	41	—	—

Total proceeds from shares issued and reinvested	99,849	41,922	6,732	2,049

Value of shares redeemed:
Class I	(45,926)	(58,448)	(2,414)	(6,854)
Class A	(614)	(1,284)	(3,751)	(3,342)
Class B	(85)	(38)	(20)	(472)
Class C	(124)	(175)	(326)	(8)

Total value of shares redeemed	(46,749)	(59,945)	(6,511)	(10,676)

Increase (decrease) in net assets from share transactions	53,100	(18,023)	221	(8,627)

Redemption Fees(2)	2	2	3	—

Total increase (decrease) in net assets	13,933	5,223	(347)	(4,989)

Net Assets:
Beginning of year	230,283	225,060	34,738	39,727

End of year*	$244,216	$230,283	$34,391	$34,738

*Including undistributed (distributions in excess of ) net investment income	$32	$69	$—	$—

(1)	See Note 12 in Notes to Financial Statements.
(2)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2008, the Trust offered for sale shares of 31 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. Class B Shares, which are sold with a contingent deferred sales charge, are no longer offered except in connection with dividend reinvestments and permitted exchanges.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income and Tax Exempt Bond Funds and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity Funds.

Investment Valuation

Investment securities of the Equity Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board of Trustees has approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Short term investments held as collateral for loaned securities are valued at amortized cost, which approximates market value.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board of Trustees has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the New York Stock Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all the Funds are allocated among the Funds on the basis of average net assets. Distribution

(12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500® Index Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Mid Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the Balanced Allocation and International Equity Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statement of Operations for the current period. The Balanced Allocation and International Equity Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Forward Foreign Currency Contracts

Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund’s investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At May 31, 2008, there were no open forward foreign currency contracts in the Funds.

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. Details of futures contracts open on May 31, 2008 are included in the respective Fund’s Statement of Net Assets. There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

When-Issued and Delayed Delivery Transactions

The Balanced Allocation Fund may purchase or sell securities on a when-issued or delayed delivery basis for the purpose of enhancing its yield. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Fund may sell mortgage-backed TBA securities for delivery in the

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Swap Agreements

The Balanced Allocation Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk. Swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount (a total return swap). To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized at contract stipulated reset dates and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian or counterparty’s broker in compliance with swap contract provisions. Risks may exceed amounts recognized on the Statement of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. There were no open swap agreements at May 31, 2008.

Foreign Equity Certificates

The Balanced Allocation and International Equity Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity linked certificates or participation notes. When doing so, the Funds purchase the certificates from an issuer, who in turn holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with a value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Equity Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Fund. Such waivers and expense reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect for the year ended May 31, 2008.

	Advisory Fee on Net Assets	Fee Waiver
Balanced Allocation Fund	0.75%	—
International Equity Fund	1.15%	0.15%
S&P 500® Index Fund	0.35%	0.15%

	Advisory Fee on Net Assets
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	—
Large Cap Growth Fund	0.75%	0.70%	0.65%	—
Large Cap Value Fund	0.75%	0.70%	0.65%	—
Mid Cap Value Fund	1.00%	0.95%	0.90%	0.25%
Multi-Factor Mid Cap Growth Fund	1.00%	0.95%	0.90%	0.55%

	Advisory Fee on Net Assets
	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver		Expense Reimbursements
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.29	%*	—
Multi-Factor Small Cap Focused Value Fund	1.00%	0.95%	0.90%	1.00	%*	0.09	%*
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.72	%*	—
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	—		—
Small Cap Core Fund	1.00%	0.95%	0.90%	—		—
Small Cap Growth Fund	1.00%	0.95%	0.90%	0.45%		—

*	For the year ended May 31, 2008, the Adviser voluntarily waived fees and reimbursed expenses to maintain the expense ratios of Class I and Class A Shares of Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds at 0.95% and 1.20%, 1.17% and 1.42%, and 0.95% and 1.20%, respectively. The Adviser also voluntarily waived fees and reimbursed expenses to maintain the expense ratio of Class C Shares of Multi-Factor Small Cap Focused Value Fund at 2.16%.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment of a fee of 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

PFPC Trust Co., an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Advantage. Another officer of PNC is Assistant Secretary of the Trust and Advantage.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. For the year ended May 31, 2008, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class I	Class A
Balanced Allocation Fund	0.020%	0.020%
International Equity Fund	0.030%	0.030%
Large Cap Core Equity Fund	0.030%	0.030%
Large Cap Growth Fund	0.030%	0.030%
Large Cap Value Fund	0.030%	0.030%
Mid Cap Value Fund	0.030%	0.030%
Multi-Factor Mid Cap Growth Fund	0.020%	0.020%
Multi-Factor Small Cap Core Fund	0.020%	0.020%
Multi-Factor Small Cap Focused Value Fund	0.010%	0.010%
Multi-Factor Small Cap Growth Fund	0.010%	0.010%
Multi-Factor Small Cap Value Fund	0.030%	0.030%
S&P 500® Index Fund	0.005%	0.005%
Small Cap Core Fund	0.030%	0.030%
Small Cap Growth Fund	0.020%	0.020%

The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class B and Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. Prior to January 1, 2008, each Trustee received an annual fee of $40,000 plus $4,000 for each combined Board meeting attended in person. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2008, approximately 0.0275% was allocated to PNC and approximately 0.0325% was allocated to NCB.

Legal Fees

Expenses paid by the Trust during the year ended May 31, 2008 include legal fees of $347,059 paid to Drinker Biddle & Reath LLP. Of this amount, the Equity Funds paid $99,794 to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Transfer Agent

PNC serves as Transfer Agent for the Funds. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2008, PNC received $2,536,890 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Equity Funds paid $1,456,377 to PNC.

Affiliated Funds

Pursuant to SEC rules, the Equity Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

During the year ended May 31, 2008, Union Bank of California, acting as domestic securities lending agent for the Funds, invested cash collateral for loaned securities in a medium-term note of an affiliate of the Adviser. The holding was sold on October 24, 2007. The table below shows the transactions which occurred during the year ended May 31, 2008, and the final sale of the entire position on October 24, 2007:

	Affiliated Issuer	Balance of Affiliate as of 5/31/07 (000)	Purchases through 10/23/07 (000)	Sales at 10/24/07 (000)	Balance of Affiliate as of 5/31/08 (000)
Balanced Allocation Fund	National City Bank of Indiana	$—	$2,626	$(2,626)	$—
Large Cap Core Equity Fund	National City Bank of Indiana	—	535	(535)	—
Large Cap Growth Fund	National City Bank of Indiana	—	3,619	(3,619)	—
Large Cap Value Fund	National City Bank of Indiana	—	1,263	(1,263)	—
Mid Cap Value Fund	National City Bank of Indiana	—	3,949	(3,949)	—
Multi-Factor Mid Cap Growth Fund	National City Bank of Indiana	—	400	(400)	—
Multi-Factor Small Cap Core Fund	National City Bank of Indiana	—	1,594	(1,594)	—
Multi-Factor Small Cap Focused Value Fund	National City Bank of Indiana	—	66	(66)	—
Multi-Factor Small Cap Growth Fund	National City Bank of Indiana	—	167	(167)	—
Multi-Factor Small Cap Value Fund	National City Bank of Indiana	—	7,391	(7,391)	—
S&P 500® Index Fund	National City Bank of Indiana	—	834	(834)	—
Small Cap Core Fund	National City Bank of Indiana	—	6,060	(6,060)	—
Small Cap Growth Fund	National City Bank of Indiana	—	999	(999)	—

At May 31, 2008, a portion of the collateral held for securities lending was invested in the Allegiant Advantage Institutional Money Market Fund. Income earned from this investment, net of broker rebates and expenses incurred, is reported as “Security lending income from affiliated funds” in the Statement of Operations of the applicable Funds.

Redemption Fees

Effective April 15, 2008, the Trust has eliminated the redemption fee from the Allegiant International Equity Fund. Effective October 1, 2007, the Trust has eliminated the redemption fee from the Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

4. Investments

During the year ended May 31, 2008, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$238,232	$179,148
International Equity Fund	215,677	164,458
Large Cap Core Equity Fund	183,038	211,356
Large Cap Growth Fund	485,450	563,677
Large Cap Value Fund	747,520	772,452
Mid Cap Value Fund	197,853	204,367
Multi-Factor Mid Cap Growth Fund	55,503	49,006
Multi-Factor Small Cap Core Fund	53,782	48,695
Multi-Factor Small Cap Focused Value Fund	7,114	7,028
Multi-Factor Small Cap Growth Fund	8,717	8,545
Multi-Factor Small Cap Value Fund	347,508	666,208
S&P 500® Index Fund	54,227	66,947
Small Cap Core Fund	127,038	95,026
Small Cap Growth Fund	44,357	45,079

During the year ended May 31, 2008, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$26,404	$42,736

5. Federal Income Taxes

Each of the Equity Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

The tax character of dividends and distributions paid during the years ended May 31, 2008 and May 31, 2007 were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)		Total (000)
Balanced Allocation Fund
2008	$7,074	$7,036	$—		$14,110
2007	2,813	4,322	—		7,135
International Equity Fund
2008	3,999	—	—		3,999
2007	661	—	—		661
Large Cap Core Equity Fund
2008	5,113	13,960	—		19,073
2007	1,239	13,743	—		14,982
Large Cap Growth Fund
2008	9,619	40,096	—		49,715
2007	2,693	49,793	—		52,486
Large Cap Value Fund
2008	25,379	58,026	—		83,405
2007	19,229	63,139	—		82,368
Mid Cap Value Fund
2008	13,980	7,823	—		21,803
2007	2,638	7,604	—		10,242
Multi-Factor Mid Cap Growth Fund
2008	174	—	—		174
2007	157	—	—		157
Multi-Factor Small Cap Core Fund
2008	140	—	186		326
2007	146	2	—		148
Multi-Factor Small Cap Focused Value Fund
2008	98	76	—	*	174
2007	395	31	—		426
Multi-Factor Small Cap Growth Fund
2008	—	117	—		117
Multi-Factor Small Cap Value Fund
2008	8,997	34,899	16		43,912
2007	34,769	66,595	—		101,364
S&P 500® Index Fund
2008	3,725	11,383	—		15,108
2007	3,199	450	—		3,649
Small Cap Core Fund
2008	4,210	11,539	—		15,749
2007	—	10,257	—		10,257

*	Amount represents less than $500.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

As of May 31, 2008, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$209,676	$315	$—	$(1,089)	$(2,101)	$18,615	$— *	$225,416
International Equity Fund	395,415	4,745	—	(41,547)	(134)	69,642	(1)	428,120
Large Cap Core Equity Fund	175,629	166	2,121	—	—	31,579	(1)	209,494
Large Cap Growth Fund	405,550	—	—	(7,430)	(7,061)	83,047	(2)	474,104
Large Cap Value Fund	624,831	3,969	6,413	(1,915)	—	37,937	(3)	671,232
Mid Cap Value Fund	335,817	652	—	(10,365)	(4,033)	440	(2)	322,509
Multi-Factor Mid Cap Growth Fund	105,401	32	—	(68,022)	(1,716)	3,100	— *	38,795
Multi-Factor Small Cap Core Fund	50,423	—	—	(1,723)	(5,174)	6,002	(1)	49,527
Multi-Factor Small Cap Focused Value Fund	6,588	—	—	(67)	(986)	291	— *	5,826
Multi-Factor Small Cap Growth Fund	5,775	—	—	(102)	(162)	1,040	— *	6,551
Multi-Factor Small Cap Value Fund	207,770	—	—	(5,646)	(31,417)	11,050	(4)	181,753
S&P 500® Index Fund	131,138	404	1,465	—	—	36,455	(1)	169,461
Small Cap Core Fund	224,402	—	—	—	(2,574)	22,389	(1)	244,216
Small Cap Growth Fund	107,987	—	—	(78,153)	(585)	5,142	— *	34,391

*	Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through May 31, 2008 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and cumulative basis adjustments for partnerships, royalty trusts, and PFICs (Passive Foreign Investment Companies), where applicable.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature, and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in PFICs, wash sales, paydowns and dividends deemed paid upon shareholder redemption of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2008:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Balanced Allocation Fund	$(282)	$213	$69
International Equity Fund	(74)	74	—
Large Cap Core Equity Fund	147	(922)	775
Large Cap Growth Fund	1,391	2,341	(3,732)
Large Cap Value Fund	—	(1,230)	1,230
Mid Cap Value Fund	— *	— *	—

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Multi-Factor Mid Cap Growth Fund	$(20)	$20	$—
Multi-Factor Small Cap Core Fund	92	48	(140)
Multi-Factor Small Cap Focused Value Fund	4	— *	(4)
Multi-Factor Small Cap Growth Fund	17	10	(27)
Multi-Factor Small Cap Value Fund	569	47	(616)
S&P 500® Index Fund	2	(314)	312
Small Cap Core Fund	140	(368)	228
Small Cap Growth Fund	213	57	(270)

*Amount	represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

During the year ended May 31, 2008, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Balanced Allocation Fund	$544
International Equity Fund	27,780
Large Cap Growth Fund	3,715
Large Cap Value Fund	957
Multi-Factor Mid Cap Growth Fund	746

At May 31, 2008, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2010	2011	2013	2015	2016	Total
Balanced Allocation Fund*	$1,089	$—	$—	$—	$—	$1,089
International Equity Fund	—	41,547	—	—	—	41,547
Large Cap Growth Fund*,**	7,430	—	—	—	—	7,430
Large Cap Value Fund*	1,915	—	—	—	—	1,915
Mid Cap Value Fund	—	—	—	—	10,365	10,365
Multi-Factor Mid Cap Growth Fund	30,143	37,879	—	—	—	68,022
Multi-Factor Small Cap Core Fund	—	—	—	32	1,691	1,723
Multi-Factor Small Cap Focused Value Fund	—	—	—	—	67	67
Multi-Factor Small Cap Growth Fund	—	—	—	—	102	102
Multi-Factor Small Cap Value Fund	—	—	—	—	5,646	5,646
Small Cap Growth Fund*	2,173	68,841	6,907	—	232	78,153

*	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective Riverfront Fund on October 11, 2004.
**	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Armada Large Cap Ultra Fund on April 23, 2004.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity Funds.

	Class I		Class A		Class B		Class C
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Balanced Allocation Fund
Shares issued	9,397	2,925	330	280	7	51	15	88
Shares reinvested	1,051	526	119	58	36	19	13	7
Shares redeemed	(4,660)	(2,422)	(244)	(242)	(82)	(90)	(30)	(24)

Net increase (decrease)	5,788	1,029	205	96	(39)	(20)	(2)	71

International Equity Fund
Shares issued	6,893	3,953	170	275	22	11	8	22
Share reinvested	65	11	7	—	—	—	—	—
Shares redeemed	(3,281)	(3,563)	(185)	(179)	(29)	(20)	(17)	(28)

Net increase (decrease)	3,677	401	(8)	96	(7)	(9)	(9)	(6)

Large Cap Core Equity Fund
Shares issued	422	635	50	52	5	1	1	4
Shares reinvested	1,404	1,051	38	27	18	15	2	2
Shares redeemed	(2,120)	(2,559)	(70)	(113)	(82)	(59)	(8)	(7)

Net increase (decrease)	(294)	(873)	18	(34)	(59)	(43)	(5)	(1)

Large Cap Growth Fund
Shares issued	7,847	2,638	277	382	6	—	3	8
Shares reinvested	1,821	1,478	118	591	33	38	3	5
Shares redeemed	(6,383)	(6,370)	(4,989)	(1,145)	(87)	(137)	(13)	(21)

Net increase (decrease)	3,285	(2,254)	(4,594)	(172)	(48)	(99)	(7)	(8)

Large Cap Value Fund
Shares issued	8,245	8,369	246	404	7	16	4	11
Shares reinvested	2,386	2,002	349	325	49	50	4	4
Shares redeemed	(8,379)	(6,975)	(570)	(501)	(110)	(72)	(20)	(8)

Net increase (decrease)	2,252	3,396	25	228	(54)	(6)	(12)	7

Mid Cap Value Fund
Shares issued	8,784	6,108	6,935	11,732	5	19	326	221
Shares reinvested	618	234	494	192	17	18	30	12
Shares redeemed	(4,845)	(1,695)	(12,211)	(824)	(60)	(41)	(114)	(15)

Net increase (decrease)	4,557	4,647	(4,782)	11,100	(38)	(4)	242	218

Multi-Factor Mid Cap Growth Fund
Shares issued	1,829	619	34	73	10	—	—	1
Shares reinvested	8	7	4	7	—	—	—	—
Shares redeemed	(776)	(857)	(296)	(408)	(37)	(59)	—	(9)

Net increase (decrease)	1,061	(231)	(258)	(328)	(27)	(59)	—	(8)

	Class I		Class A		Class B		Class C
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Multi-Factor Small Cap Core Fund
Shares issued	606	3,295	8	50	—	—	—	—
Shares reinvested	28	12	—	—	—	—	—	—
Shares redeemed	(54)	(38)	(20)	(7)	—	—	—	—

Net increase (decrease)	580	3,269	(12)	43	—	—	—	—

Multi-Factor Small Cap Focused Value Fund
Shares issued	2	13	7	18	—	—	1	13
Shares reinvested	18	38	1	1	—	—	—	—
Shares redeemed	—	—	(8)	(2)	—	—	(7)	—

Net increase (decrease)	20	51	—	17	—	—	(6)	13

Multi-Factor Small Cap Growth Fund
Shares issued	29	22	3	2	—	—	—	—
Shares reinvested	9	—	—	—	—	—	—	—
Shares redeemed	(5)	(8)	(1)	(1)	—	—	—	—

Net increase	33	14	2	1	—	—	—	—

Multi-Factor Small Cap Value Fund
Shares issued	1,468	2,918	571	1,034	—	1	13	27
Shares reinvested	2,028	2,569	579	1,554	149	134	96	147
Shares redeemed	(14,150)	(14,540)	(7,828)	(3,214)	(250)	(234)	(464)	(466)

Net decrease	(10,654)	(9,053)	(6,678)	(626)	(101)	(99)	(355)	(292)

S&P 500® Index Fund
Shares issued	4,520	3,235	308	575	3	6	32	26
Shares reinvested	880	196	187	40	16	3	9	1
Shares redeemed	(5,323)	(6,986)	(655)	(435)	(57)	(91)	(32)	(29)

Net increase (decrease)	77	(3,555)	(160)	180	(38)	(82)	9	(2)

Small Cap Core Fund
Shares issued	7,363	2,873	27	39	1	4	8	9
Shares reinvested	833	463	15	11	3	2	5	3
Shares redeemed	(3,731)	(4,637)	(51)	(104)	(7)	(3)	(11)	(14)

Net increase (decrease)	4,465	(1,301)	(9)	(54)	(3)	3	2	(2)

Small Cap Growth Fund
Shares issued	612	178	23	35	4	—	2	—
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	(356)	(698)	(239)	(349)	(35)	(53)	(2)	(1)

Net increase (decrease)	256	(520)	(216)	(314)	(31)	(53)	—	(1)

7. Market and Credit Risk

Some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security.

8. Securities Lending

To generate additional income, the Equity Funds (excluding the International Equity Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank of California (“UBOC”), the securities lending agent. In addition, the Balanced Allocation and International Equity Funds may lend their international securities pursuant to a securities lending agreement with PFPC Trust Co., the international securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The domestic lending Funds receive 70% and the international lending Funds receive 75% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UBOC.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. In Kind Redemptions

During the year ended May 31, 2007, Large Cap Growth and Large Cap Value Funds distributed securities in lieu of cash for a Class I shareholder redemption. The respective shareholder received a pro-rata portion of Large Cap Growth and Large Cap Value Funds’ investments. The value of the redemptions was as follows:

	Value of the Redemption	Net Realized Gain Included in Redemption	Shares Redeemed
Large Cap Growth Fund	$13,338,901	$381,024	663,627
Large Cap Value Fund	13,809,240	678,543	687,027

The net realized gain from these transactions was not taxable to the Funds. Such gains were not distributable to shareholders and were reclassified to paid-in-capital. These transactions were executed following guidelines approved by the Board of Trustees.

11. Recent Accounting Pronouncements

In September 2006, FASB issued Statement No. 157, Fair Value Measurements (“Statement 157”). Statement 157 establishes a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. The adoption of Statement 157 will not have a material impact on the amounts reported in the financial statements.

The unaudited market value table below illustrates the expected beginning valuation hierarchy of securities upon adoption of Statement 157 effective June 1, 2008.

	Valuation Inputs (in thousands)
	Investments in Securities				Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Inputs	Level 3 - Significant Unobservable Inputs	Total Investments	Level 1 - Quoted Prices	Level 2 - Other Significant Inputs	Level 3 - Significant Unobservable Inputs	Total Investments
Balanced Allocation Fund	$178,960	$99,830	$—	$278,790	$253	$—	$—	$253
International Equity Fund	476,112	8,898	—	485,010	9,153	—	—	9,153
Large Cap Core Equity Fund	220,550	19,348	—	239,898	700	—	—	700
Large Cap Growth Fund	506,424	59,383	—	565,807	1,751	—	—	1,751
Large Cap Value Fund	673,717	3,872	—	677,589	—	—	—	—
Mid Cap Value Fund	343,765	29,291	—	373,056	—	—	—	—
Multi-Factor Mid Cap Growth Fund	41,656	4,332	—	45,988	—	—	—	—
Multi-Factor Small Cap Core Fund	54,319	8,604	—	62,923	—	—	—	—
Multi-Factor Small Cap Focused Value Fund	6,487	1,192	—	7,679	—	—	—	—
Multi-Factor Small Cap Growth Fund	6,980	765	—	7,745	—	—	—	—
Multi-Factor Small Cap Value Fund	201,897	35,505	—	237,402	2,920	—	—	2,920
S&P 500® Index Fund	171,984	4,878	—	176,862	3,151	—	—	3,151
Small Cap Core Fund	270,001	47,792	—	317,793	7,188	—	—	7,188
Small Cap Growth Fund	36,953	4,517	—	41,470	—	—	—	—

*	Other financial instruments are derivative instruments not reflected in total investments within the Statements of Net Assets, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The balances shown are as of May 31, 2008 and reflect the values had Statement 157 been adopted at that time. To determine the valuation hierarchy, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In March 2008, FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment to FASB Statement No. 133. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

12. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board of Trustees of the Trust established a committee comprising

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

independent members of the Board of Trustees that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment is reflected as “Net Increase from Payment by Affiliate” in the Statement of Operations. The payment was allocated among the funds as recommended by the committee and did not result in a material impact on net asset value of any fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and have no further requests or comments at this time.

Allegiant Equity Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2008 income tax purposes will be sent to them in early 2009. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Balanced Allocation Fund	$7,075
Large Cap Core Equity Fund	14,679
Large Cap Growth Fund	40,096
Large Cap Value Fund	58,878
Mid Cap Value Fund	7,823
Multi-Factor Small Cap Focused Value Fund	76
Multi-Factor Small Cap Growth Fund	117
Multi-Factor Small Cap Value Fund	34,899
S&P 500® Index Fund	11,693
Small Cap Core Fund	11,837

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	33.15%
Large Cap Core Equity Fund	58.30%
Large Cap Growth Fund	43.20%
Large Cap Value Fund	75.45%
Mid Cap Value Fund	43.48%
Multi-Factor Mid Cap Growth Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Focused Value Fund	27.58%
Multi-Factor Small Cap Value Fund	24.27%
S & P 500® Index Fund	98.16%
Small Cap Core Fund	48.54%

If a Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.4368 per share (representing a total of $10,429,174). The total amount of taxes paid to such countries is $0.0303 per share (representing a total of $723,634).

Allegiant Equity Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	26.01%
International Equity Fund	100.00%
Large Cap Core Equity Fund	32.06%
Large Cap Growth Fund	24.64%
Large Cap Value Fund	62.49%
Mid Cap Value Fund	32.08%
Multi-Factor Mid Cap Growth Fund	100.00%
Multi-Factor Small Cap Core Fund	71.91%
Multi-Factor Small Cap Focused Value Fund	21.11%
Multi-Factor Small Cap Value Fund	15.51%
S&P 500 Index Fund	89.07%
Small Cap Core Fund	16.29%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

Proxy Voting

A description of the policies and procedures that Allegiant Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at AllegiantFunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at AllegiantFunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Custodian

PFPC Trust Co.

8100 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road
King of Prussia, PA 19406

Allegiant

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

AR-004-0608

ANNUAL REPORT

May 31, 2008

Fixed Income Funds

Tax Exempt Bond Funds

Allegiant

AllegiantFunds.com

ALLEGIANT FIXED INCOME AND TAX EXEMPT BOND FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

OTHER ALLEGIANT FUNDS

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Focused Value Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

	Financial Highlights	Statements of Net Assets
Bond Fund	22	27
Government Mortgage Fund	22	32
High Yield Bond Fund	23	34
Intermediate Bond Fund	23	37
Limited Maturity Bond Fund	23	42
Total Return Advantage Fund	24	46
Ultra Short Bond Fund	24	51
Intermediate Tax Exempt Bond Fund	25	54
Michigan Intermediate Municipal Bond Fund	25	57
Ohio Intermediate Tax Exempt Bond Fund	26	59
Pennsylvania Intermediate Municipal Bond Fund	26	62

Statements of Operations		64
Statements of Changes in Net Assets		68
Notes to Financial Statements		72
Notice to Shareholders		88
Proxy Voting and Quarterly Schedules of Investments		88

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at AllegiantFunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Asset Management Company serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of National City Corporation®.

Allegiant Fixed Income and Tax Exempt Bond Funds

CHAIRMAN’S MESSAGE

JULY 2008

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2008, total assets of the Allegiant Funds increased from $11.2 billion to $11.5 billion. This increase was primarily due to large shareholder inflows to the money market funds that more than offset outflows from other funds and the net decline in equity market values.

We encourage you to review the discussion of fund performance provided by your portfolio managers and the audited financial information contained in this report. You also may wish to visit our web site at www.AllegiantFunds.com for additional information on all Allegiant Funds. If you have any questions regarding Allegiant Funds or the information contained in this report, you may also contact your investment professional or call Investor Services at 1-800-622-FUND (3863).

We thank you for your continued confidence in Allegiant Funds and for making us a part of your investment portfolio.

Sincerely,

Robert D. Neary
Chairman

1

Allegiant Fixed Income and Tax Exempt Bond Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“Analysts debate whether or not we are in a recession, but popular opinion holds that we are...”

Commentary provided by Allegiant Asset Management Company (the “Adviser”) as of May 31, 2008

The Economy in Review

The past year has been difficult for the American economy. Growth slowed to a crawl as an accelerated housing market decline combined with soaring commodity prices. While real GDP growth posted a respectable 2.5 percent gain for the year ended March 31, 2008, which is the latest data available, the second half of that period was barely positive. Analysts debate whether or not we are in a recession, but popular opinion holds that we are; consumer confidence has fallen to the lowest level since the early 1990s, and business sentiment is only marginally better.

To be sure, the housing market collapse was something of a surprise. After all, sales established an encouraging plateau by the spring of 2007 and the worst of the correction had apparently played out. Unappreciated, however, was the vicious interplay of previously lax underwriting, mounting defaults and dramatically tighter credit conditions. When it became evident by summer that mortgage losses would exceed even pessimistic predictions, capital fled en masse. Commercial paper funding for conduits underpinning the secondary market for nonconforming mortgages dried up and the flow of credit to prospective homebuyers immediately constricted, leading to further sales declines, weaker prices, increased defaults, and so on.

At the same time, commodity prices climbed to the stratosphere. The Commodity Research Bureau’s composite index of spot market prices, for example, advanced 20 percent by May 2008, with six of seven sub-indices hitting all-time records. Oil price gains were most astonishing –West Texas Intermediate doubled from approximately $65/bbl to $130/bbl since June of 2007. All in all, Allegiant estimates that these price increases reduced real income by 1 percent over the past year.

Fortunately, overseas growth proved resilient in the context of a lackluster domestic economy. The International Monetary Fund estimates that global GDP growth was an impressive 4.9 percent in 2007 (including the U.S.). Combined with the weakest dollar exchange rate since 1995, this provided a vital lifeline through rising net exports, adding more than a full percentage point to real GDP growth.

Fixed Income Markets

As downside risks to the economy grew, the yield curve remained flat in anticipation of easing by the Federal Reserve Board. While its initial actions were reluctant and modest, the Fed took more aggressive – and creative – actions with the passage of time. It began in August 2007, halving the customary discount rate spread of 100 basis points over the federal funds target of 5.25 percent. But by May 2008, the fed funds target was 2 percent, with a discount rate just 25 basis points higher.

Ordinarily, money market spreads would move in sync with the Fed’s actions, but the past year was hardly ordinary in this regard. As credit woes mounted and confidence in agency ratings crumpled, credit and term spreads widened sharply. This was first evident in the asset-backed commercial paper market, as highly rated conduits were exposed as less than investment grade. In time, the interbank market was similarly stricken by a combination of elevated liquidity preferences and counterparty risk aversion. LIBOR – which many now believed to have been understated – nonetheless hit all-time highs relative to risk-free alternatives.

2

The bond market was similarly whipsawed by developments. Starting from a moment of extraordinary confidence (yield spreads on high-yield bonds at an all-time low in June 2007), corporate credit spreads widened to recession-like levels by March 2008, peaking around the time of the Bear Stearns collapse. Additionally, skyrocketing commodity prices caused inflation risk premiums to surge, and the initially flat yield curve steepened appreciably by the period’s end.

Fixed income markets seem assuaged by the Fed’s various liquidity-enhancing initiatives and stimulative fiscal policies, though inflation worries remain high. Looking ahead, we expect both credit and inflation premiums to diminish, though the process will be initially intermittent and slow.

Equity Markets

U.S. equities shuddered in sympathy with the commercial paper market dislocations of August 2007, only to rebound quickly and move on to a new record high early in October. Thinking at the time was largely about containment. So long as stress was restricted to homebuilders and financials, the consensus held, earnings and prices would continue to rise.

This viewpoint correctly identified the uneven nature of results, but it also underestimated the magnitude of homebuilder and financial sector losses. With all but three of the S&P 500® companies’ first quarter results now in, operating earnings per share were down 13 percent, even though companies outside of homebuilding and financials delivered an 11 percent gain. Ultimately, this overall decline undercut equity prices, which formally entered correction territory in March, 12 percent below the October high.

Advanced overseas markets fared worse on a home currency basis, but broadly outperformed for U.S. investors after factoring in the translation effects of a falling dollar. Emerging markets shone the brightest, outperforming solidly on a home currency basis and even more after translated into U.S. dollars.

The Outlook

Though the current market environment feels like a recession to most, the facts don’t support the designation. Output hasn’t declined for a single quarter and we’re optimistic that it won’t. Nonetheless, difficulties are likely to persist over the months immediately ahead. Unless commodity prices head south fast, the burden on consumers should linger through the summer months. And the housing market, best described as bottoming, is not expected to add meaningfully to growth until 2009. A generous dose of fiscal stimulus could prevent the economy from backsliding, but overall GDP growth is expected to continue to be subpar for the balance of the year. We expect real gains to trend around 2 percent.

Next year seems slated for pick-up, however. Bloated inventories of unsold homes should be pared down to tolerable levels and moderating appetites for expensive commodities are expected to dampen demand and price inflation. Meanwhile, the nation’s improving foreign trade performance should only get better as the lagging effects of today’s weak currency continue to yield dividends.

“...overall GDP growth is expected to continue to be subpar for the balance of the year.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2008

3

Allegiant Fixed Income and Tax Exempt Bond Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Commentary provided by Allegiant Asset Management Company as of May 31, 2008

The return to economic normalcy should be accompanied by a more normal interest rate environment, too. Ultimately, the Fed is expected to return the federal funds rate to a neutral level of 3.5 percent to 4.5 percent. Concurrently, elevated risk and term premiums should revert to less skittish levels.

Despite higher interest rates, equities appear slated for gains as well. Even though the underlying trend for corporate earnings is only moderate, the spike of loan losses that recently weighed so heavily on financials is likely to abate.

4

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Allegiant Fixed Income Funds

OVERVIEW

May 31, 2008

Andrew D. Harding

Chief Investment Officer, Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

How did taxable fixed income perform over the last year against the backdrop of market conditions?

The fixed income markets had a banner year, easily beating the major stock market indexes. Interest rates fell markedly during most of the fiscal year ended May 31, 2008, as the Federal Reserve aggressively reduced rates to avert a potential financial markets crisis. The fed funds rate was lowered from 5.25% to 2.00%, leading to a steeper yield curve as short-term interest rates declined more than long-term rates. The housing crisis and associated subprime mortgage problem spilled over to other segments of the economy, and rising mortgage defaults led to massive losses in the banking system and a flight to quality in the financial markets. The Fed reacted by not only lowering the fed funds rate but also utilizing two newly created monetary tools to provide additional liquidity to the banking system.

The housing crisis also impacted consumer spending, as declining home prices and skyrocketing energy prices combined to squeeze consumer finances. Oil reached record highs, nearly doubling during the fiscal year. Economists, analysts and to some extent the markets began pricing in a recession for 2008, causing market interest rates to decline even further.

Treasury securities were the primary beneficiary of declining interest rates and the escape to higher quality investments. The major fixed income spread sectors, including corporate, mortgage and asset-backed bonds, all underperformed Treasury securities as risk premiums increased throughout much of the Funds’ fiscal year. The spread sectors finished the year strong, however, following the Fed-orchestrated bailout of Bear Stearns in mid-March.

What factors impacted the Fund’s performance versus the benchmark?

Allegiant Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned 0.34% to B shares investors(1) and 6.37% to I shares investors relative to the Lehman U.S. Aggregate Bond Index(4) which returned 6.89%. The Average Intermediate Investment Grade Debt Peer(3) returned 3.62% during the period.

Sector allocation drove performance during the Fund’s fiscal year, as Treasuries were the best-performing sector of the fixed income market. The Fund benefited by being overweight in the Treasury sector and underweight in the Corporate sector most of the year. In addition, the Fund’s focus on high-quality securities contributed to performance, as low-quality, riskier securities underperformed. The Fund invested in AAA-rated asset-backed securities (ABS), which struggled much of the year as problems in subprime-related securities caused all asset-backed securities to underperform, even highly rated debt.

Allegiant Government Mortgage Fund

During the fiscal year ended May 31, 2008, the Fund returned 1.00% to B shares investors(1) and 7.04% to I shares investors compared to the Lehman Fixed Rate Mortgage-Backed Securities Index(5) which returned 7.44%. The Average U.S. Government Mortgage Peer(3) returned 3.13% during the period.

Positively impacting performance, the Treasury sector was the best-performing fixed income sector this past year, and Agency mortgage-backed securities (MBS) performed fairly well relative to non-Agency securities.

Allegiant High Yield Bond Fund

Since inception date on April 29, 2008, the Fund returned (4.54%) to A shares investors(2) and (0.10%) to I shares investors compared to the Lehman Brothers U.S. Corporate High-Yield Index(6) , which returned 0.66%.

Allegiant Intermediate Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned 1.34% to B shares investors(1) and 7.39% to I shares investors compared to the Lehman Intermediate U.S. Government/Credit Bond Index(7) which returned 7.38%. The Average Short-Intermediate Investment Grade Debt Peer(3) returned 3.83% during the period.

Performance relative to the index was driven by sector allocation. The overweight to Treasuries coupled with an underweight to Corporates helped Fund returns versus the benchmark, as did the focus on high-quality securities during the year. The allocations to high-quality ABS and MBS, however, suffered because of the subprime problems.

6

Allegiant Limited Maturity Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned 0.03% to B shares investors(1) and 6.07% to I shares investors compared to the Merrill Lynch 1-3 Year U.S. Corporate/Government Index(8) which returned 6.96%. The Average Short Investment Grade Debt Peer(3) returned 1.82% during the period.

Performance relative to the index was driven by sector allocation. While the Fund was underweight in Treasuries, the emphasis on high-quality debt aided performance. However, the Fund’s AAA-rated ABS underperformed during the last 12 months.

Allegiant Total Return Advantage Fund

During the fiscal year ended May 31, 2008, the Fund returned 0.04% to B shares investors(1) and 5.97% to I shares investors compared to the Lehman U.S. Government/Credit Index(9) which returned 6.90%. The Average A Rated Corporate Debt Peer(3) returned 2.99%.

Performance relative to the index was driven by sector allocation. The Fund was overweight in the Treasury sector, the best-performing segment of the fixed income market. Also contributing to the Fund’s performance was the underweight to Corporates for the bulk of 2008. The Fund’s allocation to high-yield debt detracted from performance as the sector succumbed to the overall repricing of risk. The difficulties in subprime-related debt adversely affected the entire range of ABS, including the Fund’s AAA-rated ABS and MBS.

Allegiant Ultra Short Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned 4.52% to A shares investors(2) and 5.52% to I shares investors compared to the Merrill Lynch 1-Year U.S. Treasury Index(10) which returned 5.88%. The Average Short Investment Grade Debt Peer(3) returned 1.82%.

Performance relative to the index was driven by sector allocation. The overweight to Treasuries helped the Fund’s performance over the last year, while investments in AAA-rated ABS and Agency MBS underperformed during the year.

What are your thoughts going into the next 12 months? How are the Funds’ positioned?

We believe the combination of stimulative monetary and fiscal policy will enable the economy to avoid a recession and gradually return to its full growth potential. That should be positive for both corporate and MBS spreads. At the same time, however, inflationary pressures could increase, and the Fed might be forced to reverse course with respect to its interest rate cuts. That would likely result in higher interest rates across the yield curve.

We have reduced our Treasury holdings, because we believe Treasuries will likely be the underperforming sector in the coming year. We have increased exposure to the Corporate sector to take advantage of a recovering economy and the resulting tightening of credit spreads. We also have added exposure to inflation bonds (TIPS) to protect from increasing inflation pressures.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period .
(2)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.
(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

The Lehman U.S. Aggregate Bond Index, an unmanaged, market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(5)

The Lehman Fixed Rate Mortgage-Backed Securities Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(6)

The Lehman Brothers U.S. Corporate High-Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

(7)

The Lehman Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(8)

The Merrill Lynch 1-3 Year U.S. Corporate/Government Index, a market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds, is an unmanaged index and is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(9)

The Lehman U.S. Government/Credit Index, a widely recognized index of government and corporate debt securities rated investment grade or better, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(10)

The Merrill Lynch 1-Year U.S. Treasury Index, a market capitalization weighted index including U.S. Treasury, is an unmanaged index not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

7

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2008

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities, if any, for each of the Allegiant Fixed Income Funds as of May 31, 2008.

Bond Fund

Federal National Mortgage Association	41.6%
Corporate Bonds	20.8
Asset Backed Securities	15.7
Collateralized Mortgage Obligations	7.8
Commercial Mortgage-Backed Securities	5.3
U.S. Treasury Inflationary Index Bond	3.5
Federal Home Loan Bank	2.0
Affiliated Money Market Fund	1.2
Government National Mortgage Association	0.7
Preferred Stocks	0.7
Federal Home Loan Mortgage Corporation	0.3
U.S. Treasury Bond	0.3
U.S. Treasury Notes	0.1
100.0%

Government Mortgage Fund

Federal National Mortgage Association	77.2%
Federal Home Loan Mortgage Corporation	7.2
Asset Backed Securities	7.1
Government National Mortgage Association	5.4
Affiliated Money Market Fund	1.9
Federal Home Loan Bank	1.1
Collateralized Mortgage Obligations	0.1
100.0%

High Yield Bond Fund

Corporate Bonds	90.7%
Preferred Stocks	7.3
Affiliated Money Market Fund	2.0
100.0%

Intermediate Bond Fund

Corporate Bonds	30.4%
Federal National Mortgage Association	30.1
Asset Backed Securities	13.0
Collateralized Mortgage Obligations	11.8
U.S. Treasury Notes	6.7
U.S. Treasury Inflationary Index Bond	2.9
Federal Home Loan Bank	2.6
Affiliated Money Market Fund	0.9
Commercial Mortgage-Backed Security	0.9
Federal Home Loan Mortgage Corporation	0.7
100.0%

Limited Maturity Bond Fund

Asset Backed Securities	24.5%
Corporate Bonds	19.0
U.S. Treasury Notes	18.9
Collateralized Mortgage Obligations	18.1
Federal National Mortgage Association	11.4
Federal Home Loan Mortgage Corporation	3.4
Affiliated Money Market Fund	2.9
Commercial Mortgage-Backed Security	1.8
100.0%

Total Return Advantage Fund

Corporate Bonds	32.5%
Federal National Mortgage Association	30.5
U.S. Treasury Notes	9.2
Collateralized Mortgage Obligations	8.1
Asset Backed Securities	5.0
U.S. Treasury Bonds	4.9
Commercial Mortgage-Backed Securities	3.4
U.S. Treasury Inflationary Index Bond	2.8
Affiliated Money Market Fund	2.7
Preferred Stocks	0.7
Loan Agreement	0.2
100.0%

Ultra Short Bond Fund

U.S. Treasury Notes	26.6%
Asset Backed Securities	19.4
Federal National Mortgage Association	15.9
Corporate Bonds	15.2
Collateralized Mortgage Obligations	12.3
Federal Home Loan Bank	5.9
Commercial Mortgage-Backed Security	2.1
Affiliated Money Market Fund	1.8
Federal Home Loan Mortgage Corporation	0.8
100.0%

8

Growth of a $10,000 Investment*(a)(b)

(1)	The Lehman U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.
(2)	The Lehman Fixed Rate Mortgage-Backed Securities Index is a widely used unmanaged index of mortgage-backed securities.
(3)	The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.
(4)	The Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.
(5)	The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better.
(6)	The Merrill Lynch 1-Year U.S. Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.
(7)	Peer-group performance is derived from data provided by Lipper Inc.
*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class B Shares only, with the exception of the Ultra Short Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (except for the Ultra Short Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(b)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.

9

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2008

Average Annual Total Returns as of 5/31/2008 (1)

Bond Fund (2)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	10/31/88	6.37%	3.98%	3.57%	4.90%	6.51%	N/A	N/A
Class A Shares	10/31/88	1.20%	2.12%	2.36%	4.18%	6.05%	4.50%	N/A
Class B Shares	2/4/94	0.34%	1.73%	2.24%	4.06%	5.77%	N/A	5.00%
Class C Shares	6/12/00	4.34%	2.98%	2.58%	N/A	5.49%	N/A	1.00%
Average Intermediate Investment Grade Debt Peer(4)		3.62%	2.86%	2.82%	4.90%	N/A	N/A	N/A
Lehman U.S. Aggregate Bond Index		6.89%	4.30%	3.83%	5.78%	N/A	N/A	N/A

Government Mortgage Fund (3)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	11/12/92	7.04%	4.46%	4.02%	5.28%	5.72%	N/A	N/A
Class A Shares	11/12/92	2.02%	2.65%	2.82%	4.53%	5.17%	4.50%	N/A
Class B Shares	2/4/94	1.00%	2.25%	2.71%	4.42%	5.00%	N/A	5.00%
Class C Shares	6/21/00	4.99%	3.49%	3.05%	N/A	4.79%	N/A	1.00%
Average U.S. Government Mortgage Peer(4)		3.13%	2.99%	3.11%	4.63%	N/A	N/A	N/A
Lehman Fixed Rate Mortgage-Backed Securities Index		7.44%	4.95%	4.60%	5.81%	N/A	N/A	N/A

High Yield Bond Fund

	Date of Inception	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	4/29/08	(0.10)%	N/A	N/A
Class A Shares	4/29/08	(4.54)%	4.50%	N/A
Lehman U.S. Corporate High Yield Index		0.66%	N/A	N/A

Intermediate Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	12/20/89	7.39%	4.20%	3.33%	4.99%	6.20%	N/A	N/A
Class A Shares	4/15/91	2.24%	2.32%	2.12%	4.22%	5.64%	4.50%	N/A
Class B Shares	1/6/98	1.34%	1.94%	1.99%	4.12%	5.36%	N/A	5.00%
Class C Shares	5/30/00	5.33%	3.20%	2.34%	N/A	5.33%	N/A	1.00%
Average Short-Intermediate Investment Grade Debt Peer(4)		3.83%	3.07%	2.48%	4.58%	N/A	N/A	N/A
Lehman Intermediate U.S. Government/Credit Bond Index		7.38%	4.41%	3.47%	5.61%	N/A	N/A	N/A

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, where applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Performance information prior to June 9, 2000 represents the performance of the Parkstone Bond Fund, which was reorganized into the Allegiant Bond Fund on that date.
(3)	Performance information prior to June 9, 2000 represents the performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.
(4)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

10

Limited Maturity Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/7/94	6.07%	4.38%	3.08%	4.35%	4.84%	N/A	N/A
Class A Shares	9/9/94	3.69%	3.43%	2.42%	3.94%	4.53%	2.00%	N/A
Class B Shares	8/11/99	0.03%	2.11%	1.75%	N/A	3.90%	N/A	5.00%
Class C Shares	1/27/00	3.93%	3.34%	2.09%	N/A	3.86%	N/A	1.00%
Average Short Investment Grade Debt Peer(4)		1.82%	2.87%	2.24%	3.99%	N/A	N/A	N/A
Merrill Lynch 1-3 Year U.S. Corporate/Government Index		6.96%	4.54%	3.20%	4.89%	N/A	N/A	N/A

Total Return Advantage Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/7/94	5.97%	3.67%	3.36%	5.53%	6.42%	N/A	N/A
Class A Shares	9/6/94	1.06%	1.84%	2.17%	4.80%	5.77%	4.50%	N/A
Class B Shares	9/29/99	0.04%	1.44%	2.06%	N/A	5.52%	N/A	5.00%
Class C Shares	10/3/00	3.94%	2.67%	2.37%	N/A	5.45%	N/A	1.00%
Average A Rated Corporate Debt Peer(4)		2.99%	2.72%	2.95%	4.77%	N/A	N/A	N/A
Lehman U.S. Government/ Credit Index		6.90%	4.03%	3.47%	5.78%	N/A	N/A	N/A

Ultra Short Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	12/2/02	5.52%	4.47%	3.15%	3.17%	N/A	N/A
Class A Shares	1/6/03	4.52%	3.96%	2.73%	2.77%	1.00%	N/A
Average Short Investment Grade Debt Peer(4)		1.82%	2.87%	2.24%	N/A	N/A	N/A
Merrill Lynch 1 Year U.S. Treasury Index		5.88%	4.54%	3.36%	N/A	N/A	N/A

11

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2008

Cynthia D. Cole

Portfolio Manager, Fixed Income

How did the tax-exempt fixed income market perform over the last year against the backdrop of market conditions?

Easily surpassing equity returns, tax-exempt fixed income markets had a strong year. As the Federal Reserve aggressively lowered rates to avoid a financial crisis, tax-exempt bond yields plummeted during most of the year ended May 31, 2008. The fed funds rate was lowered from 5.25% to 2.00% in just a few months, with the yield curve steepening as short-term interest rates fell more than long-term rates. As housing and subprime mortgage problems infected other segments of the economy and staggering mortgage losses pelted commercial and investment banks, the financial markets experienced a flight to quality. The Federal Reserve responded in a number of ways in addition to lowering the fed funds rate, including utilization of two newly created monetary tools to pump additional liquidity into the financial system.

Consumer spending was hurt as falling home prices and mounting energy costs bashed household finances. Oil reached record high prices, nearly doubling during the Fund’s fiscal year. Market interest rates fell further as economists, analysts and to some extent the markets began to price in a recession in 2008.

State and local budgets across the country began to feel the impact of the slumping housing market. Revenue projections were lowered due to a decline in expected sales-tax revenue. Local municipalities are most vulnerable to the housing market correction because they receive most of their revenue from housing-related sources such as property taxes and recording fees. However, states are in better fiscal shape now than in 2002 when the country slipped into a recession. Most states received higher-than expected revenues in 2006, allowing them to spend more and build up rainy day funds.

Taxes also were a major focus. Congress passed Alternative Minimum Tax (AMT) legislation that maintained the number of individuals paying AMT at the current level. Congress also approved a tax rebate to help stimulate the economy.

What factors impacted the performance of the Funds versus the benchmark?

Three major factors affected the tax-exempt market: the U.S. Supreme Court decision in a Kentucky case, the bond insurers’ financial strength and state budget shortfalls.

In May 2008, the decision in the U.S. Supreme Court case was finally announced in favor of the Commonwealth of Kentucky. The case challenged the right to tax interest income earned on out-of-state municipal bonds. Volatility in state-specific funds increased pending the decision as investors feared a change in tax treatment would eliminate the need for state-specific funds. The Supreme Court voted to keep the tax policy unchanged, which removed uncertainty around the municipal market and resulted in outperformance versus U.S. Treasuries.

The housing crisis led to uncertainty surrounding bond insurers. Many insurers were forced to raise capital, and in some cases their ratings were lowered. The tax-exempt market continues to price in a high level of uncertainty with regard to bond insurers and a lower appetite for risk. Budget shortfalls are impacting many states, and Pennsylvania, Michigan and Ohio are no exception. In 2007, both Pennsylvania and Michigan state governments shut down due to the lack of a budget agreement. In 2008, Ohio announced a potential shortfall, dependent on the growth of the state’s economy. Meanwhile, many municipalities used derivative strategies to manage their budgets. During the periods of high volatility and crisis, some strategies did not work and resulted in significantly higher financing costs.

As the financial crisis developed, the municipal market fled to high-quality securities and shorter maturities. The tax-exempt yield curve steepened and long maturities underperformed.

Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned (0.97%) to B shares investors(1) and 4.95% to I shares investors while the Fund’s benchmark, the Lehman 7-Year Municipal Bond Index(2) returned 6.39%. The Average Intermediate Muni Debt Peer(4) returned 3.80% during the period.

The uncertainty regarding bond insurers’ ratings was a major impact over the year. The Fund’s high quality intermediate maturity securities contributed to performance as the ratings of the various insurers were downgraded. The Fund’s diversification of state exposure also helped performance, especially as the housing crisis began to impact states’ tax revenues.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Lehman 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.
(4)	Peer-group performance is derived from data provided by Lipper Inc.

12

Duration and security selection during the past year were the biggest contributors to performance. The Fund maintains a concentration of high-quality securities with no exposure to the AMT.

Michigan Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned (0.65%) to B shares investors(1) and 5.24% to I shares investors while the Fund’s benchmark, the Lehman 7-Year Municipal Bond Index(2) returned 6.39%. The Average Other States Intermediate Muni Debt Peer(4) returned 3.66% during the period.

On October 1, 2007, a partial Michigan government shutdown occurred due to the lack of a budget agreement. The state of Michigan reached a budget agreement after a few hours. The shutdown was just another signal of the pressure on the state’s economy as manufacturing continued to slow.

The Fund has a large concentration of high-quality securities with no exposure to the AMT. Duration extension and security selection during the past year were the most significant contributors to performance.

Ohio Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned (0.69%) to B shares investors(1) and 5.33% to I shares investors while the Fund’s benchmark, the Lehman 7-Year Municipal Bond Index(2) returned 6.39%. The Average Other States Intermediate Muni Debt Peer(4) returned 3.66% during the period.

In late 2007, the State of Ohio issued tax-exempt bonds backed solely by annual payments from the 1998 master settlement agreement with cigarette makers. The proceeds were dedicated to fund education projects. Recently, the Ohio governor’s office announced a potential budget shortfall and that the tobacco funds would be used for any shortfalls. Since issuance, the bonds have underperformed. The Fund does not own any tobacco-related securities.

Over the past year, contributors to performance were duration and security selection. The Fund outperformed the broader municipal market due to high-quality intermediate maturity bonds and no exposure to the AMT, which is still maintained by the Fund.

Pennsylvania Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2008, the Fund returned 1.80% to A shares investors(3) and 5.23% to I shares investors while the Fund’s benchmark, the Lehman 7-Year Municipal Bond Index(2) returned 6.39%. The Average Other States Intermediate Muni Debt Peer(4) returned 3.66% during the period. In July 2007, a partial Pennsylvania government shutdown occurred due to the lack of a budget agreement. Fortunately, a new budget was agreed upon the following day and all state workers were ordered back to work.

Pennsylvania has been one of the stronger performing states in the past year. Duration and security selection were the biggest contributors to performance. The Fund maintains a concentration of high-quality intermediate securities with no exposure to the AMT.

What are your thoughts going into the next 12 months? How are the Funds positioned?

We believe the combination of stimulative monetary and fiscal policy will enable the economy to avoid a recession and gradually return to its full growth potential. At the same time, however, inflationary pressures could increase, and the Federal Reserve might be forced to quickly reverse course with respect to its interest rate cuts. That likely would result in higher interest rates across the yield curve. No matter the scenario, the municipal market is just beginning to feel the impact of the weak housing market. We expect tax revenues to decline further before finally stabilizing late in the year, although the higher-than-expected revenues over the last few years will help soften the impact.

The focus remains on reviewing the underlying municipal credit and investing based on the credit only, not relying on bond insurance. Value is added through active state selection and duration management while employing a team-driven process and utilizing tax benefits. The Funds remain AMT free.

13

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2008

The table below presents portfolio holdings as a percentage of total investments for each of the Allegiant Tax Exempt Bond Funds as of May 31, 2008.

	Intermediate Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund
Agency Obligations	51.5%	12.3%	16.6%	29.4%
General Obligations	18.1	72.4	62.8	57.4
Revenue Bonds	14.5	—	9.8	1.5
Utility Bonds	9.7	—	7.4	4.7
Hospital Bonds	2.7	9.7	1.3	1.2
Money Market Funds	2.3	—	0.9	3.1
Prerefunded & Escrowed To Maturity Bonds	1.2	4.6	—	2.7
Transportation Bonds	—	—	1.2	—
Other Money Market Funds	—	1.0	—	—
	100.0%	100.0%	100.0%	100.0%

14

Growth of a $10,000 Investment*(1)

Guarantees, if any, by the municipal issuers, the State of Michigan, the State of Ohio, the Commonwealth of Pennsylvania, U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.
(3)

The Lehman 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)	Peer-group performance is derived from data provided by Lipper Inc.
*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class B Shares only, with the exception of the Pennsylvania Intermediate Municipal Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (Class C Shares only with respect to the Pennsyl-vania Intermediate Municipal Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

15

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2008

Average Annual Total Returns as of 5/31/2008 (1)

Intermediate Tax Exempt Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	4/9/98	4.95%	3.15%	2.65%	4.10%	5.93%	N/A	N/A
Class A Shares	6/22/98	1.58%	1.85%	1.77%	N/A	5.66%	3.00%	N/A
Class B Shares	1/28/99	(0.97)%	0.92%	1.33%	N/A	5.00%	N/A	5.00%
Class C Shares	2/24/00	2.99%	2.16%	1.68%	N/A	4.87%	N/A	1.00%
Average Intermediate Muni Debt Peer(3)		3.80%	2.76%	2.52%	4.05%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		6.39%	3.82%	3.37%	4.95%	N/A	N/A	N/A

Michigan Intermediate Municipal Bond Fund(2)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/2/90	5.24%	3.18%	2.49%	3.95%	5.07%	N/A	N/A
Class A Shares	7/2/90	1.87%	1.90%	1.62%	3.40%	4.69%	3.00%	N/A
Class B Shares	2/4/94	(0.65)%	0.98%	1.18%	3.09%	4.32%	N/A	5.00%
Class C Shares	8/6/01	3.32%	2.20%	1.53%	N/A	4.18%	N/A	1.00%
Average Other States Intermediate Muni Debt Peer(3)		3.66%	2.60%	2.26%	3.68%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		6.39%	3.82%	3.37%	4.95%	N/A	N/A	N/A

Ohio Intermediate Tax Exempt Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	1/5/90	5.33%	3.34%	2.68%	4.09%	4.98%	N/A	N/A
Class A Shares	4/15/91	1.90%	2.03%	1.79%	3.57%	4.68%	3.00%	N/A
Class B Shares	12/4/01	(0.69)%	1.07%	1.35%	N/A	3.83%	N/A	5.00%
Class C Shares	6/23/00	3.31%	2.37%	1.71%	N/A	3.96%	N/A	1.00%
Average Other States Intermediate Muni Debt Peer(3)		3.66%	2.60%	2.26%	3.68%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		6.39%	3.82%	3.37%	4.95%	N/A	N/A	N/A

Pennsylvania Intermediate Municipal Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/10/94	5.23%	3.32%	2.62%	4.08%	4.52%	N/A	N/A
Class A Shares	9/11/96	1.80%	2.02%	1.75%	3.58%	4.12%	3.00%	N/A
Class C Shares	2/24/00	3.19%	2.32%	1.64%	N/A	3.20%	N/A	1.00%
Average Other States Intermediate Muni Debt Peer(3)		3.66%	2.60%	2.26%	3.68%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		6.39%	3.82%	3.37%	4.95%	N/A	N/A	N/A

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)

Performance information prior to June 9, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund, which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

16

Allegiant Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2007 to May 31, 2008).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Bond Fund
Actual
Class I	$1,000.00	$1,013.18	0.59%	$2.97
Class A	1,000.00	1,011.94	0.84	4.23
Class B	1,000.00	1,008.26	1.58	7.93
Class C	1,000.00	1,008.26	1.58	7.93

Hypothetical**
Class I	1,000.00	1,022.05	0.59	2.98
Class A	1,000.00	1,020.80	0.84	4.24
Class B	1,000.00	1,017.10	1.58	7.97
Class C	1,000.00	1,017.10	1.58	7.97

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,019.17	0.59%	$2.98
Class A	1,000.00	1,017.80	0.84	4.24
Class B	1,000.00	1,015.20	1.58	7.96
Class C	1,000.00	1,014.10	1.58	7.96

Hypothetical**
Class I	1,000.00	1,022.05	0.59	2.98
Class A	1,000.00	1,020.80	0.84	4.24
Class B	1,000.00	1,017.10	1.58	7.97
Class C	1,000.00	1,017.10	1.58	7.97

High Yield Bond Fund***
Actual
Class I	$1,000.00	$999.05	0.75%	$3.75
Class A	1,000.00	999.46	1.00	5.00

Hypothetical**
Class I	1,000.00	1,021.25	0.75	3.79
Class A	1,000.00	1,020.00	1.00	5.05

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,021.66	0.53%	$2.68
Class A	1,000.00	1,019.43	0.78	3.94
Class B	1,000.00	1,016.64	1.52	7.66
Class C	1,000.00	1,015.70	1.52	7.66

Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,021.10	0.78	3.94
Class B	1,000.00	1,017.40	1.52	7.67
Class C	1,000.00	1,017.40	1.52	7.67

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,021.49	0.51%	$2.58
Class A	1,000.00	1,021.23	0.76	3.84
Class B	1,000.00	1,016.49	1.50	7.56
Class C	1,000.00	1,016.47	1.50	7.56

Hypothetical**
Class I	1,000.00	1,022.45	0.51	2.58
Class A	1,000.00	1,021.20	0.76	3.84
Class B	1,000.00	1,017.50	1.50	7.57
Class C	1,000.00	1,017.50	1.50	7.57

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,010.05	0.59%	$2.96
Class A	1,000.00	1,008.81	0.84	4.22
Class B	1,000.00	1,005.17	1.57	7.87
Class C	1,000.00	1,005.15	1.57	7.87

Hypothetical**
Class I	1,000.00	1,022.05	0.59	2.98
Class A	1,000.00	1,020.80	0.84	4.24
Class B	1,000.00	1,017.15	1.57	7.92
Class C	1,000.00	1,017.15	1.57	7.92

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2007 to May 31, 2008) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2008.

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
**	Assumes annual return of 5% before expenses.
***	Actual expense calculations for all Classes are based on data since inception (April 29, 2008) and Hypothetical expense calculations for all Classes assume the Fund has been in existence for 183 days.

17

Allegiant Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,022.54	0.39%	$1.97
Class A	1,000.00	1,024.34	0.64	3.24

Hypothetical**
Class I	1,000.00	1,023.05	0.39	1.97
Class A	1,000.00	1,021.80	0.64	3.23

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,016.80	0.58%	$2.92
Class A	1,000.00	1,015.54	0.83	4.18
Class B	1,000.00	1,011.83	1.57	7.90
Class C	1,000.00	1,012.07	1.57	7.90

Hypothetical**
Class I	1,000.00	1,022.10	0.58	2.93
Class A	1,000.00	1,020.85	0.83	4.19
Class B	1,000.00	1,017.15	1.57	7.92
Class C	1,000.00	1,017.15	1.57	7.92

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,017.87	0.62%	$3.13
Class A	1,000.00	1,016.56	0.87	4.39
Class B	1,000.00	1,012.85	1.61	8.10
Class C	1,000.00	1,012.84	1.61	8.10

Hypothetical**
Class I	1,000.00	1,021.90	0.62	3.13
Class A	1,000.00	1,020.65	0.87	4.39
Class B	1,000.00	1,016.95	1.61	8.12
Class C	1,000.00	1,016.95	1.61	8.12

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,019.69	0.55%	$2.78
Class A	1,000.00	1,017.55	0.80	4.04
Class B	1,000.00	1,014.70	1.54	7.76
Class C	1,000.00	1,014.71	1.54	7.76

Hypothetical**
Class I	1,000.00	1,022.25	0.55	2.78
Class A	1,000.00	1,021.00	0.80	4.04
Class B	1,000.00	1,017.30	1.54	7.77
Class C	1,000.00	1,017.30	1.54	7.77

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,018.22	0.58%	$2.93
Class A	1,000.00	1,016.95	0.83	4.19
Class C	1,000.00	1,012.21	1.57	7.90

Hypothetical**
Class I	1,000.00	1,022.10	0.58	2.93
Class A	1,000.00	1,020.85	0.83	4.19
Class C	1,000.00	1,017.15	1.57	7.92

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
**	Assumes annual return of 5% before expenses.

18

Allegiant Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees
Robert D. Neary 74	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	32

Dorothy A. Berry 64	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	32

Kelley J. Brennan 66	Chairman of the Audit Committee	Since August 2007	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	32
	Trustee	Since April 2006

John F. Durkott 64	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	32

Richard W. Furst 69	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	32

Gerald L. Gherlein 70	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	32

Dale C. LaPorte 66	Trustee	Since April 2005	Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), since December 2005; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.	32

Kathleen Cupper Obert 49	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	32

Interested Trustees
Timothy L. Swanson[5] 40	President, CEO and Chief Legal Officer	Since February 2006	Executive Vice President and Chief Investment Officer, National City Corporation (bank holding company), since February 2003; Managing Director and Head of Equity Management, Evergreen Private Asset	32
	Trustee	Since April 2006	Management, 2002 - 2003; Senior Vice President and Head of Equity Securities, Wachovia Asset Management, 1999 - 2002.

Officers
Kathleen T. Barr[6] 2000 Public Square, 5thFloor Cleveland, OH 44114 53	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), National City Bank and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

19

Allegiant Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Officers
John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114	Treasurer	Since May 2008

Senior Vice President (formerly Vice President), National City Bank and Managing Director of Fund Administration, Allegiant Asset Management Group, since July

2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.

N/A
42	Assistant Treasurer	From February 2005 to May 2008

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Since May 2008	Senior Vice President and Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A
40	Treasurer	From February 2006 to May 2008

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 54	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

Ronald L. Weihrauch[6] 200 Public Square, 5th Floor Cleveland, OH 44114 31	Assistant Secretary	Since February 2007	Vice President (formerly Assistant Vice President), National City Bank and Director, Legal Administration, Allegiant Asset Management Group, since September 2004; Senior Attorney, Ohio National Financial Services, 2003 - 2004; Associate Attorney, Millikin & Fitton Law Firm, 2001 - 2003.	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 36	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]

Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage.

[4]

The “Fund Complex” consists of all registered investment companies for which Allegiant Asset Management Company (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes 31 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Swanson is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President and Chief Investment Officer of National City Corporation (“NCC”), and (2) he owns shares of common stock and options to purchase common stock of NCC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky, Ms. Talley and Mr. Weihrauch also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of Allegiant Funds

We have audited the accompanying statements of net assets of the Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund (the “Funds”) (11 of the portfolios constituting the Allegiant Funds) and the statements of assets and liabilities of the Bond Fund, Government Mortgage Fund, High Yield Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund as of May 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2008, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 18, 2008

21

Allegiant Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
BOND FUND
CLASS I
2008	$9.89	$0.48	$0.14	$—	*(3)	$(0.48)	$—	$10.03	6.37%	$302,464	0.59%	4.78%	0.69%	4.68%	168%
2007	9.71	0.46	0.16	—		(0.44)	—	9.89	6.47	357,483	0.59	4.64	0.69	4.54	298
2006	10.22	0.43	(0.50)	—		(0.44)	—	9.71	(0.74)	359,501	0.67	4.29	0.74	4.22	447
2005	9.98	0.41	0.25	—		(0.42)	—	10.22	6.69	374,907	0.76	3.99	0.76	3.99	515
2004	10.44	0.39	(0.45)	—		(0.40)	—	9.98	(0.62)	415,151	0.74	3.86	0.74	3.86	338
CLASS A
2008	$9.92	$0.46	$0.13	$—	*(3)	$(0.46)	$—	$10.05	6.00%	$6,110	0.84%	4.53%	0.94%	4.43%	168%
2007	9.73	0.44	0.17	—		(0.42)	—	9.92	6.31	6,424	0.84	4.39	0.94	4.29	298
2006	10.25	0.40	(0.51)	—		(0.41)	—	9.73	(1.07)	7,519	0.92	4.04	0.99	3.97	447
2005	10.00	0.38	0.26	—		(0.39)	—	10.25	6.52	10,908	1.01	3.74	1.01	3.74	515
2004	10.47	0.37	(0.47)	—		(0.37)	—	10.00	(0.96)	11,193	0.99	3.61	0.99	3.61	338
CLASS B
2008	$9.90	$0.38	$0.14	$—	*(3)	$(0.38)	$—	$10.04	5.34%	$365	1.58%	3.79%	1.68%	3.69%	168%
2007	9.72	0.36	0.16	—		(0.34)	—	9.90	5.43	596	1.57	3.66	1.67	3.56	298
2006	10.23	0.33	(0.50)	—		(0.34)	—	9.72	(1.67)	717	1.62	3.34	1.69	3.27	447
2005	9.99	0.31	0.25	—		(0.32)	—	10.23	5.68	934	1.71	3.04	1.71	3.04	515
2004	10.45	0.30	(0.46)	—		(0.30)	—	9.99	(1.56)	1,491	1.69	2.91	1.69	2.91	338
CLASS C
2008	$9.89	$0.38	$0.14	$—	*(3)	$(0.38)	$—	$10.03	5.34%	$200	1.58%	3.79%	1.68%	3.69%	168%
2007	9.71	0.36	0.16	—		(0.34)	—	9.89	5.43	178	1.57	3.66	1.67	3.56	298
2006	10.22	0.33	(0.50)	—		(0.34)	—	9.71	(1.68)	184	1.62	3.34	1.69	3.27	447
2005	9.98	0.31	0.25	—		(0.32)	—	10.22	5.68	279	1.71	3.04	1.71	3.04	515
2004	10.44	0.30	(0.46)	—		(0.30)	—	9.98	(1.56)	327	1.69	2.91	1.69	2.91	338

GOVERNMENT MORTGAGE FUND
CLASS I
2008	$9.01	$0.45	$0.17	$—	*(3)	$(0.45)	$—	$9.18	7.04%	$177,897	0.59%	4.93%	0.74%	4.78%	173%
2007	8.90	0.45	0.11	—		(0.45)	—	9.01	6.42	243,999	0.59	4.94	0.74	4.79	409
2006	9.34	0.43	(0.42)	—		(0.45)	—	8.90	0.08	245,162	0.64	4.70	0.79	4.55	593
2005	9.23	0.41	0.15	—		(0.45)	—	9.34	6.18	239,724	0.67	4.44	0.82	4.29	753
2004	9.58	0.37	(0.32)	—		(0.40)	—	9.23	0.63	244,380	0.69	4.09	0.78	4.00	380
CLASS A
2008	$9.01	$0.42	$0.18	$—	*(3)	$(0.43)	$—	$9.18	6.77%	$11,961	0.84%	4.68%	0.99%	4.53%	173%
2007	8.90	0.43	0.11	—		(0.43)	—	9.01	6.15	11,963	0.84	4.69	0.99	4.54	409
2006	9.33	0.41	(0.42)	—		(0.42)	—	8.90	(0.07)	16,160	0.89	4.45	1.04	4.30	593
2005	9.23	0.39	0.14	—		(0.43)	—	9.33	5.81	21,300	0.92	4.19	1.07	4.04	753
2004	9.57	0.35	(0.31)	—		(0.38)	—	9.23	0.38	17,184	0.94	3.84	1.03	3.75	380
CLASS B
2008	$8.99	$0.36	$0.17	$—	*(3)	$(0.36)	$—	$9.16	6.00%	$2,743	1.58%	3.94%	1.73%	3.79%	173%
2007	8.87	0.36	0.12	—		(0.36)	—	8.99	5.50	3,035	1.57	3.96	1.72	3.81	409
2006	9.31	0.34	(0.42)	—		(0.36)	—	8.87	(0.88)	3,725	1.59	3.75	1.74	3.60	593
2005	9.20	0.33	0.14	—		(0.36)	—	9.31	5.19	5,006	1.62	3.49	1.77	3.34	753
2004	9.55	0.28	(0.32)	—		(0.31)	—	9.20	(0.32)	6,729	1.64	3.14	1.73	3.05	380
CLASS C
2008	$9.00	$0.36	$0.17	$—	*(3)	$(0.36)	$—	$9.17	5.99%	$949	1.58%	3.94%	1.73%	3.79%	173%
2007	8.89	0.36	0.11	—		(0.36)	—	9.00	5.38	1,423	1.57	3.96	1.72	3.81	409
2006	9.32	0.34	(0.41)	—		(0.36)	—	8.89	(0.76)	2,055	1.59	3.75	1.74	3.60	593
2005	9.22	0.32	0.14	—		(0.36)	—	9.32	5.07	2,095	1.62	3.49	1.77	3.34	753
2004	9.56	0.28	(0.31)	—		(0.31)	—	9.22	(0.21)	2,344	1.64	3.14	1.73	3.05	380

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to their investment strategies, the Bond Fund, Government Mortgage Fund, Intermediate Bond Fund and Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

(3)	See Note 11 in Notes to Financial Statements.
(4)	High Yield Bond Fund Class I and Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

22

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	Portfolio Turnover Rate(2)
HIGH YIELD BOND FUND
CLASS I
2008(4)	$10.00	$0.06	$(0.07)	$—		$(0.06)	$—	$9.93	(0.10)%	$6,339	0.75%	7.12%	7.24%	0.63%	11%
CLASS A
2008(4)	$10.00	$0.07	$(0.08)	$—		$(0.05)	$—	$9.94	(0.05)%	$203	1.00%	6.87%	7.49%	0.38%	11%

INTERMEDIATE BOND FUND
CLASS I
2008	$10.47	$0.48	$0.28	$—	*(3)	$(0.48)	$—	$10.75	7.39%	$356,799	0.54%	4.51%	0.69%	4.36%	126%
2007	10.34	0.46	0.11	—		(0.44)	—	10.47	5.55	341,591	0.56	4.37	0.71	4.22	174
2006	10.78	0.42	(0.44)	—		(0.42)	—	10.34	(0.18)	404,812	0.59	3.99	0.74	3.84	285
2005	10.69	0.37	0.09	—		(0.37)	—	10.78	4.38	461,620	0.60	3.43	0.75	3.28	280
2004	11.09	0.37	(0.40)	—		(0.37)	—	10.69	(0.26)	439,369	0.59	3.40	0.74	3.25	164
CLASS A
2008	$10.49	$0.45	$0.28	$—	*(3)	$(0.46)	$—	$10.76	7.02%	$8,022	0.79%	4.26%	0.94%	4.11%	126%
2007	10.36	0.43	0.11	—		(0.41)	—	10.49	5.28	8,768	0.81	4.12	0.96	3.97	174
2006	10.80	0.40	(0.44)	—		(0.40)	—	10.36	(0.42)	10,642	0.84	3.74	0.99	3.59	285
2005	10.70	0.34	0.11	—		(0.35)	—	10.80	4.21	14,108	0.85	3.18	1.00	3.03	280
2004	11.11	0.34	(0.41)	—		(0.34)	—	10.70	(0.60)	13,662	0.84	3.15	0.99	3.00	164
CLASS B
2008	$10.49	$0.38	$0.28	$—	*(3)	$(0.38)	$—	$10.77	6.34%	$3,950	1.52%	3.53%	1.67%	3.38%	126%
2007	10.37	0.36	0.09	—		(0.33)	—	10.49	4.42	4,564	1.54	3.39	1.69	3.24	174
2006	10.80	0.32	(0.43)	—		(0.32)	—	10.37	(1.01)	5,080	1.54	3.04	1.69	2.89	285
2005	10.71	0.27	0.09	—		(0.27)	—	10.80	3.39	6,471	1.55	2.48	1.70	2.33	280
2004	11.11	0.27	(0.40)	—		(0.27)	—	10.71	(1.19)	7,379	1.54	2.45	1.69	2.30	164
CLASS C
2008	$10.51	$0.37	$0.29	$—	*(3)	$(0.38)	$—	$10.79	6.33%	$566	1.52%	3.53%	1.67%	3.38%	126%
2007	10.39	0.36	0.09	—		(0.33)	—	10.51	4.42	390	1.54	3.39	1.69	3.24	174
2006	10.82	0.32	(0.43)	—		(0.32)	—	10.39	(1.01)	441	1.54	3.04	1.69	2.89	285
2005	10.73	0.27	0.09	—		(0.27)	—	10.82	3.39	442	1.55	2.48	1.70	2.33	280
2004	11.13	0.27	(0.40)	—		(0.27)	—	10.73	(1.19)	525	1.54	2.45	1.69	2.30	164

LIMITED MATURITY BOND FUND
CLASS I
2008	$9.79	$0.42	$0.17	$—	*(3)	$(0.42)	$—	$9.96	6.07%	$139,876	0.51%	4.27%	0.61%	4.17%	95%
2007	9.70	0.40	0.09	—		(0.40)	—	9.79	5.17	155,648	0.51	4.11	0.61	4.01	143
2006	9.85	0.32	(0.13)	—		(0.34)	—	9.70	1.96	171,192	0.56	3.25	0.66	3.15	115
2005	9.95	0.25	(0.07)	—		(0.28)	—	9.85	1.85	212,573	0.55	2.47	0.65	2.37	132
2004	10.17	0.26	(0.20)	—		(0.28)	—	9.95	0.45	306,914	0.54	2.58	0.64	2.48	136
CLASS A
2008	$9.82	$0.40	$0.16	$—	*(3)	$(0.39)	$—	$9.99	5.81%	$2,865	0.76%	4.02%	0.86%	3.92%	95%
2007	9.73	0.38	0.09	—		(0.38)	—	9.82	4.90	3,617	0.76	3.86	0.86	3.76	143
2006	9.88	0.29	(0.12)	—		(0.32)	—	9.73	1.71	4,764	0.81	3.00	0.91	2.90	115
2005	9.98	0.22	(0.06)	—		(0.26)	—	9.88	1.60	6,798	0.80	2.22	0.90	2.12	132
2004	10.20	0.24	(0.21)	—		(0.25)	—	9.98	0.30	7,809	0.79	2.33	0.89	2.23	136
CLASS B
2008	$9.82	$0.32	$0.17	$—	*(3)	$(0.32)	$—	$9.99	5.03%	$495	1.49%	3.29%	1.59%	3.19%	95%
2007	9.73	0.31	0.09	—		(0.31)	—	9.82	4.14	520	1.49	3.13	1.59	3.03	143
2006	9.88	0.23	(0.13)	—		(0.25)	—	9.73	1.00	832	1.51	2.30	1.61	2.20	115
2005	9.98	0.15	(0.06)	—		(0.19)	—	9.88	0.90	1,187	1.50	1.52	1.60	1.42	132
2004	10.20	0.16	(0.20)	—		(0.18)	—	9.98	(0.39)	1,477	1.49	1.63	1.59	1.53	136
CLASS C
2008	$9.82	$0.32	$0.16	$—	*(3)	$(0.32)	$—	$9.98	4.93%	$411	1.49%	3.29%	1.59%	3.19%	95%
2007	9.73	0.31	0.09	—		(0.31)	—	9.82	4.14	422	1.49	3.13	1.59	3.03	143
2006	9.88	0.23	(0.13)	—		(0.25)	—	9.73	1.00	517	1.51	2.30	1.61	2.20	115
2005	9.98	0.15	(0.06)	—		(0.19)	—	9.88	0.89	870	1.50	1.52	1.60	1.42	132
2004	10.20	0.16	(0.20)	—		(0.18)	—	9.98	(0.40)	1,428	1.49	1.63	1.59	1.53	136

23

Allegiant Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(3)
TOTAL RETURN ADVANTAGE FUND
CLASS I
2008	$10.00	$0.49	$0.10	$—	*(2)	$(0.50)	$—	$10.09	5.97%	$395,543	0.58%	4.88%	0.73%	4.73%	100%
2007	9.86	0.47	0.13	—		(0.46)	—	10.00	6.18	399,105	0.58	4.67	0.73	4.52	171
2006	10.45	0.43	(0.52)	—		(0.43)	(0.07)	9.86	(0.97)	326,122	0.62	4.20	0.77	4.05	218
2005	10.22	0.39	0.33	—		(0.39)	(0.10)	10.45	7.14	319,802	0.63	3.74	0.78	3.59	214
2004	11.01	0.42	(0.55)	—		(0.42)	(0.24)	10.22	(1.18)	314,269	0.60	3.92	0.75	3.77	134
CLASS A
2008	$10.00	$0.47	$0.10	$—	*(2)	$(0.47)	$—	$10.10	5.81%	$11,262	0.83%	4.63%	0.98%	4.48%	100%
2007	9.87	0.44	0.13	—		(0.44)	—	10.00	5.80	9,742	0.83	4.42	0.98	4.27	171
2006	10.46	0.40	(0.52)	—		(0.40)	(0.07)	9.87	(1.22)	6,129	0.87	3.95	1.02	3.80	218
2005	10.22	0.36	0.34	—		(0.36)	(0.10)	10.46	6.97	4,384	0.88	3.49	1.03	3.34	214
2004	11.01	0.39	(0.55)	—		(0.39)	(0.24)	10.22	(1.43)	4,359	0.85	3.67	1.00	3.52	134
CLASS B
2008	$10.03	$0.39	$0.11	$—	*(2)	$(0.40)	$—	$10.13	5.04%	$1,365	1.56%	3.90%	1.71%	3.75%	100%
2007	9.90	0.37	0.12	—		(0.36)	—	10.03	5.03	1,446	1.56	3.69	1.71	3.54	171
2006	10.49	0.33	(0.52)	—		(0.33)	(0.07)	9.90	(1.88)	1,155	1.57	3.25	1.72	3.10	218
2005	10.26	0.29	0.33	—		(0.29)	(0.10)	10.49	6.12	1,180	1.58	2.79	1.73	2.64	214
2004	11.04	0.32	(0.54)	—		(0.32)	(0.24)	10.26	(2.01)	1,220	1.55	2.97	1.70	2.82	134
CLASS C
2008	$10.02	$0.39	$0.10	$—	*(2)	$(0.40)	$—	$10.11	4.94%	$235	1.56%	3.90%	1.71%	3.75%	100%
2007	9.88	0.37	0.13	—		(0.36)	—	10.02	5.14	252	1.56	3.69	1.71	3.54	171
2006	10.47	0.33	(0.52)	—		(0.33)	(0.07)	9.88	(1.90)	216	1.57	3.25	1.72	3.10	218
2005	10.24	0.29	0.33	—		(0.29)	(0.10)	10.47	6.12	352	1.58	2.79	1.73	2.64	214
2004	11.03	0.32	(0.55)	—		(0.32)	(0.24)	10.24	(2.11)	362	1.55	2.97	1.70	2.82	134

ULTRA SHORT BOND FUND
CLASS I
2008	$9.89	$0.43	$0.11	$—	*(2)	$(0.43)	$—	$10.00	5.52%	$64,966	0.37%	4.32%	0.57%	4.12%	116%
2007	9.84	0.44	0.04	—		(0.43)	—	9.89	4.97	71,115	0.35	4.39	0.55	4.19	111
2006	9.91	0.34	(0.05)	—		(0.36)	—	9.84	2.93	98,120	0.36	3.46	0.56	3.26	85
2005	10.00	0.22	(0.07)	—		(0.24)	—	9.91	1.48	178,675	0.38	2.27	0.58	2.07	219
2004	10.08	0.16	(0.07)	—		(0.17)	—	10.00	0.93	176,280	0.36	1.54	0.56	1.34	120
CLASS A
2008	$9.88	$0.41	$0.13	$—	*(2)	$(0.40)	$—	$10.02	5.58%	$231	0.62%	4.07%	0.82%	3.87%	116%
2007	9.83	0.41	0.04	—		(0.40)	—	9.88	4.71	1,408	0.60	4.14	0.80	3.94	111
2006	9.90	0.32	(0.06)	—		(0.33)	—	9.83	2.67	1,541	0.61	3.21	0.81	3.01	85
2005	9.99	0.21	(0.09)	—		(0.21)	—	9.90	1.22	1,662	0.63	2.02	0.83	1.82	219
2004	10.08	0.13	(0.07)	—		(0.15)	—	9.99	0.58	3,178	0.61	1.29	0.81	1.09	120

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)

Due to their investment strategies, the Total Return Advantage Fund and Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

24

Allegiant Tax Exempt Bond Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2008	$9.77	$0.38	$0.09	$—	*(2)	$(0.38)	$(0.04)	$9.82	4.95%	$71,944	0.57%	3.89%	0.72%	3.74%	33%
2007	9.90	0.38	(0.03)	—		(0.38)	(0.10)	9.77	3.55	98,131	0.57	3.83	0.72	3.68	56
2006	10.19	0.39	(0.29)	—		(0.39)	—	9.90	1.01	114,947	0.61	3.89	0.76	3.74	49
2005	10.13	0.39	0.06	—		(0.39)	—	10.19	4.54	131,474	0.61	3.85	0.76	3.70	9
2004	10.61	0.39	(0.46)	—		(0.41)	—	10.13	(0.70)	162,027	0.60	3.78	0.75	3.63	9
CLASS A
2008	$9.80	$0.36	$0.09	$—	*(2)	$(0.36)	$(0.04)	$9.85	4.69%	$4,466	0.82%	3.64%	0.97%	3.49%	33%
2007	9.93	0.36	(0.03)	—		(0.36)	(0.10)	9.80	3.29	5,823	0.82	3.58	0.97	3.43	56
2006	10.22	0.36	(0.28)	—		(0.37)	—	9.93	0.76	6,027	0.86	3.64	1.01	3.49	49
2005	10.17	0.37	0.05	—		(0.37)	—	10.22	4.18	9,945	0.86	3.60	1.01	3.45	9
2004	10.64	0.37	(0.46)	—		(0.38)	—	10.17	(0.83)	8,295	0.85	3.53	1.00	3.38	9
CLASS B
2008	$9.76	$0.29	$0.10	$—	*(2)	$(0.29)	$(0.04)	$9.82	4.04%	$175	1.56%	2.90%	1.71%	2.75%	33%
2007	9.90	0.28	(0.04)	—		(0.28)	(0.10)	9.76	2.44	405	1.55	2.85	1.70	2.70	56
2006	10.19	0.30	(0.29)	—		(0.30)	—	9.90	0.05	418	1.56	2.94	1.71	2.79	49
2005	10.13	0.30	0.06	—		(0.30)	—	10.19	3.56	540	1.56	2.90	1.71	2.75	9
2004	10.60	0.29	(0.45)	—		(0.31)	—	10.13	(1.54)	778	1.55	2.83	1.70	2.68	9
CLASS C
2008	$9.76	$0.29	$0.09	$—	*(2)	$(0.29)	$(0.04)	$9.81	3.99%	$9	1.56%	2.90%	1.71%	2.75%	33%
2007	9.89	0.29	(0.03)	—		(0.29)	(0.10)	9.76	2.58	6	1.55	2.85	1.70	2.70	56
2006	10.19	0.30	(0.30)	—		(0.30)	—	9.89	(0.04)	39	1.56	2.94	1.71	2.79	49
2005	10.12	0.30	0.07	—		(0.30)	—	10.19	3.66	41	1.56	2.90	1.71	2.75	9
2004	10.60	0.30	(0.47)	—		(0.31)	—	10.12	(1.64)	84	1.55	2.83	1.70	2.68	9

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2008	$10.16	$0.41	$0.11	$—	*(2)	$(0.41)	$(0.20)	$10.07	5.24%	$36,528	0.60%	4.07%	0.75%	3.92%	42%
2007	10.38	0.44	(0.08)	—		(0.44)	(0.14)	10.16	3.48	42,756	0.58	4.22	0.73	4.07	47
2006	10.80	0.47	(0.38)	—		(0.47)	(0.04)	10.38	0.88	64,058	0.61	4.42	0.76	4.27	28
2005	10.93	0.48	(0.11)	—		(0.48)	(0.02)	10.80	3.39	88,583	0.62	4.37	0.77	4.22	7
2004	11.45	0.46	(0.51)	—		(0.47)	—	10.93	(0.44)	123,614	0.60	4.11	0.75	3.96	5
CLASS A
2008	$10.15	$0.39	$0.11	$—	*(2)	$(0.39)	$(0.20)	$10.06	4.97%	$11,971	0.85%	3.82%	1.00%	3.67%	42%
2007	10.37	0.41	(0.08)	—		(0.41)	(0.14)	10.15	3.22	13,460	0.83	3.97	0.98	3.82	47
2006	10.79	0.44	(0.38)	—		(0.44)	(0.04)	10.37	0.62	18,193	0.86	4.17	1.01	4.02	28
2005	10.92	0.45	(0.11)	—		(0.45)	(0.02)	10.79	3.14	12,645	0.87	4.12	1.02	3.97	7
2004	11.44	0.43	(0.51)	—		(0.44)	—	10.92	(0.68)	12,920	0.85	3.86	1.00	3.71	5
CLASS B
2008	$10.16	$0.32	$0.11	$—	*(2)	$(0.31)	$(0.20)	$10.08	4.31%	$248	1.59%	3.08%	1.74%	2.93%	42%
2007	10.38	0.33	(0.08)	—		(0.33)	(0.14)	10.16	2.47	457	1.56	3.24	1.71	3.09	47
2006	10.81	0.37	(0.39)	—		(0.37)	(0.04)	10.38	(0.16)	730	1.56	3.47	1.71	3.32	28
2005	10.94	0.37	(0.11)	—		(0.37)	(0.02)	10.81	2.42	1,332	1.57	3.42	1.72	3.27	7
2004	11.46	0.36	(0.51)	—		(0.37)	—	10.94	(1.37)	1,492	1.55	3.16	1.70	3.01	5
CLASS C
2008	$10.17	$0.31	$0.12	$—	*(2)	$(0.31)	$(0.20)	$10.09	4.31%	$55	1.59%	3.08%	1.74%	2.93%	42%
2007	10.39	0.34	(0.08)	—		(0.34)	(0.14)	10.17	2.49	40	1.56	3.24	1.71	3.09	47
2006	10.82	0.38	(0.40)	—		(0.37)	(0.04)	10.39	(0.16)	172	1.56	3.47	1.71	3.32	28
2005	10.94	0.37	(0.10)	—		(0.37)	(0.02)	10.82	2.51	301	1.57	3.42	1.72	3.27	7
2004	11.46	0.35	(0.51)	—		(0.36)	—	10.94	(1.38)	72	1.55	3.16	1.70	3.01	5

25

Allegiant Tax Exempt Bond Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment by Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2008	$10.93	$0.41	$0.16	$—	*(2)	$(0.41)	$—	$11.09	5.33%	$109,258	0.55%	3.74%	0.70%	3.59%	18%
2007	10.94	0.41	(0.01)	—		(0.41)	—	10.93	3.69	125,426	0.56	3.72	0.71	3.57	39
2006	11.24	0.41	(0.30)	—		(0.41)	—	10.94	1.03	140,658	0.60	3.73	0.75	3.58	39
2005	11.20	0.42	0.04	—		(0.42)	—	11.24	4.19	144,334	0.62	3.76	0.77	3.61	11
2004	11.70	0.41	(0.50)	—		(0.41)	—	11.20	(0.75)	163,549	0.60	3.61	0.75	3.46	13
CLASS A
2008	$10.89	$0.38	$0.16	$—	*(2)	$(0.38)	$—	$11.05	5.08%	$9,772	0.80%	3.49%	0.95%	3.34%	18%
2007	10.91	0.38	(0.02)	—		(0.38)	—	10.89	3.33	10,094	0.81	3.47	0.96	3.32	39
2006	11.20	0.39	(0.30)	—		(0.38)	—	10.91	0.86	10,509	0.85	3.48	1.00	3.33	39
2005	11.17	0.39	0.03	—		(0.39)	—	11.20	3.84	12,098	0.87	3.51	1.02	3.36	11
2004	11.66	0.38	(0.49)	—		(0.38)	—	11.17	(0.92)	9,618	0.85	3.36	1.00	3.21	13
CLASS B
2008	$10.87	$0.30	$0.16	$—	*(2)	$(0.30)	$—	$11.03	4.31%	$667	1.53%	2.76%	1.68%	2.61%	18%
2007	10.88	0.30	(0.01)	—		(0.30)	—	10.87	2.68	716	1.54	2.74	1.69	2.59	39
2006	11.18	0.31	(0.30)	—		(0.31)	—	10.88	0.06	980	1.55	2.78	1.70	2.63	39
2005	11.14	0.32	0.04	—		(0.32)	—	11.18	3.22	974	1.57	2.81	1.72	2.66	11
2004	11.63	0.30	(0.49)	—		(0.30)	—	11.14	(1.62)	881	1.55	2.66	1.70	2.51	13
CLASS C
2008	$10.88	$0.30	$0.16	$—	*(2)	$(0.30)	$—	$11.04	4.31%	$648	1.53%	2.76%	1.68%	2.61%	18%
2007	10.89	0.30	(0.01)	—		(0.30)	—	10.88	2.68	612	1.54	2.74	1.69	2.59	39
2006	11.18	0.31	(0.29)	—		(0.31)	—	10.89	0.16	645	1.55	2.78	1.70	2.63	39
2005	11.15	0.32	0.03	—		(0.32)	—	11.18	3.12	652	1.57	2.81	1.72	2.66	11
2004	11.64	0.30	(0.49)	—		(0.30)	—	11.15	(1.62)	1,074	1.55	2.66	1.70	2.51	13
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2008	$10.28	$0.36	$0.17	$—	*(2)	$(0.36)	$(0.05)	$10.40	5.23%	$34,317	0.57%	3.48%	0.72%	3.33%	25%
2007	10.28	0.37	0.03	—		(0.37)	(0.03)	10.28	3.89	37,521	0.58	3.54	0.73	3.39	29
2006	10.56	0.37	(0.28)	—		(0.37)	—	10.28	0.90	44,427	0.62	3.59	0.77	3.44	52
2005	10.46	0.36	0.10	—		(0.36)	—	10.56	4.41	49,028	0.64	3.36	0.79	3.21	15
2004	10.96	0.36	(0.49)	—		(0.37)	—	10.46	(1.18)	54,675	0.63	3.38	0.78	3.23	14
CLASS A
2008	$10.30	$0.34	$0.17	$—	*(2)	$(0.34)	$(0.05)	$10.42	4.96%	$2,199	0.82%	3.23%	0.97%	3.08%	25%
2007	10.30	0.34	0.03	—		(0.34)	(0.03)	10.30	3.63	2,002	0.83	3.29	0.98	3.14	29
2006	10.58	0.35	(0.28)	—		(0.35)	—	10.30	0.66	1,941	0.87	3.34	1.02	3.19	52
2005	10.48	0.33	0.10	—		(0.33)	—	10.58	4.15	1,170	0.89	3.11	1.04	2.96	15
2004	10.98	0.34	(0.49)	—		(0.35)	—	10.48	(1.42)	1,299	0.88	3.13	1.03	2.98	14
CLASS C
2008	$10.29	$0.26	$0.17	$—	*(2)	$(0.26)	$(0.05)	$10.41	4.19%	$620	1.56%	2.49%	1.71%	2.34%	25%
2007	10.30	0.27	0.02	—		(0.27)	(0.03)	10.29	2.78	544	1.57	2.55	1.72	2.40	29
2006	10.57	0.27	(0.27)	—		(0.27)	—	10.30	0.05	790	1.57	2.64	1.72	2.49	52
2005	10.48	0.26	0.09	—		(0.26)	—	10.57	3.32	805	1.59	2.41	1.74	2.26	15
2004	10.97	0.26	(0.48)	—		(0.27)	—	10.48	(2.01)	887	1.58	2.43	1.73	2.28	14

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

26

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 39.3%
Federal Home Loan Mortgage Corporation — 0.3%
9.500%, 10/01/20	$112	$124
9.000%, 05/01/20	40	44
8.500%, 09/01/16	3	3
8.000%, 07/01/25	88	95
7.500%, 07/01/10	0	1
7.500%, 11/01/10	3	3
7.500%, 05/01/11	44	45
7.000%, 11/01/10	52	54
7.000%, 11/01/28	573	610
6.500%, 09/01/08	3	3
6.500%, 11/01/10	13	14

		996

Federal National Mortgage Association — 38.2%
9.500%, 05/01/18	17	19
9.000%, 07/01/09 (E)	0	0
9.000%, 11/01/24	178	196
7.000%, 01/01/33	605	642
7.000%, 10/01/33	147	156
6.500%, 12/01/08	7	7
6.500%, 07/01/38 (TBA)	12,000	12,339
6.000%, 07/01/28	1	1
6.000%, 01/01/34	196	200
6.000%, 11/01/35	275	280
6.000%, 09/01/36	10,576	10,744
6.000%, 07/01/38	6,330	6,429
6.000%, 07/01/38 (TBA)	5,670	5,736
5.500%, 12/01/33	8,670	8,643
5.500%, 05/01/35	1,737	1,728
5.500%, 12/01/36	14,015	13,944
5.500%, 07/01/37	9,735	9,677
5.445%, 01/01/36 (A)	6,785	6,940
5.000%, 06/01/20	4,966	4,955
5.000%, 10/01/35	10,369	10,041
5.000%, 11/01/35	1,061	1,027
5.000%, 12/01/35	2,819	2,730
4.500%, 08/01/20	7,973	7,819
4.500%, 10/01/20	3,712	3,630
4.500%, 03/01/21	6,845	6,713
4.500%, 09/01/35	3,693	3,451

		118,047

Government National Mortgage Association — 0.8%
8.500%, 09/15/21	3	3
8.500%, 11/15/21	39	43
8.500%, 07/15/22	15	17
8.250%, 04/20/17	3	3
8.000%, 01/15/30	247	270
7.500%, 12/15/29	50	54
6.500%, 06/15/32	235	244
6.500%, 10/15/33	250	259
6.000%, 08/15/32	128	131
6.000%, 02/15/33	1,064	1,088
6.000%, 11/15/33	228	233
6.000%, 11/15/34	15	15

		2,360

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $120,959)		121,403

CORPORATE BONDS — 22.0%
Cable — 0.7%
Comcast
5.300%, 01/15/14	825	807
Comcast Cable Communications LLC
7.125%, 06/15/13	345	364
Time Warner Cable
5.850%, 05/01/17	1,025	985

		2,156

Consumer Staples — 0.2%
Dr. Pepper Snapple Group
6.820%, 05/01/18 (B)	460	465
Kraft Foods
6.125%, 08/23/18	190	186

		651

Energy — 1.4%
Energy Transfer Partners LP
5.950%, 02/01/15	850	830
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	650	648
Marathon Oil
6.000%, 10/01/17	700	700
Nexen
5.875%, 03/10/35	1,255	1,134
NGPL Pipe
7.768%, 12/15/37 (B)	925	974

		4,286

Financials — 10.7%
American Express
8.150%, 03/19/38	250	286
American Express Bank FSB
5.550%, 10/17/12	675	669
Bank of America
7.800%, 09/15/16	500	545
5.420%, 03/15/17	500	473
8.000%, 12/29/49 (A)	1,950	1,936
CIT Group
6.100%, 03/15/67 (A)	500	259
Citigroup
8.400%, 04/30/49 (A)	2,100	2,084
Citigroup Capital XXI
8.300%, 12/21/49 (A)	975	978
General Electric Capital (MTN)
5.875%, 01/14/38	7,535	6,869
Goldman Sachs Group
6.125%, 02/15/33#	600	548
HSBC Finance
6.375%, 10/15/11	715	730
ING USA Global Funding
4.500%, 10/01/10	1,000	1,010
Inter-American Development Bank
7.375%, 01/15/10	1,200	1,281
International Lease Finance (MTN)
5.625%, 09/15/10	1,700	1,694
JPMorgan Chase
6.000%, 01/15/18#	1,800	1,784
7.900%, 04/29/49 (A)	500	499
KeyCorp (MTN)
6.500%, 05/14/13	400	393

27

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Lehman Brothers Holdings (MTN)
6.200%, 09/26/14	$1,945	$1,880
Lloyds TSB Group PLC
6.267%, 11/14/16 (A) (B)	1,250	1,033
Merrill Lynch
5.450%, 02/05/13#	755	715
Merrill Lynch (MTN)
6.875%, 04/25/18	1,010	992
Morgan Stanley (MTN)
6.625%, 04/01/18	250	247
MUFG Capital Finance 1
6.346%, 07/25/16 (A)	825	734
Regions Financing Trust II
6.625%, 05/15/47 (A)	870	628
Royal Bank of Scotland Group PLC (MTN)
7.640%, 03/31/49 (A)	1,500	1,412
SLM (MTN)
5.375%, 05/15/14	875	743
Wachovia
7.980%, 02/28/49 (A)	300	292
Wachovia Capital Trust III
5.800%, 03/15/42# (A)	2,662	2,038
Wells Fargo Capital XIII
7.700%, 12/29/49 (A)	400	401

		33,153

Healthcare — 0.8%
GlaxoSmithKline Capital
5.650%, 05/15/18	800	792
UnitedHealth Group
4.875%, 02/15/13	850	816
WellPoint
5.000%, 12/15/14	975	915

		2,523

Industrials — 0.8%
Centex
6.500%, 05/01/16	900	808
D.R. Horton
6.875%, 05/01/13	700	667
Koninklijke Philips Electronics NV
6.875%, 03/11/38	1,000	1,046

		2,521

Information Technology — 0.2%
Oracle
5.750%, 04/15/18	645	642

Insurance — 1.0%
American General Finance (MTN)
3.875%, 10/01/09	1,195	1,175
American International Group
8.175%, 05/15/49 (A) (B)	675	649
AXA SA
6.379%, 12/14/49 (A) (B)	975	815
Genworth Life Institutional Funding Trust (MTN)
5.875%, 05/03/13 (B)	535	532

		3,171

Real Estate Investment Trusts — 1.0%
AMB Property LP (MTN)
6.300%, 06/01/13	800	799
iStar Financial
5.950%, 10/15/13	1,575	1,405
Realty Income
6.750%, 08/15/19	800	738

		2,942

Retail — 1.3%
CVS Caremark
5.750%, 06/01/17	775	768
Home Depot
5.875%, 12/16/36	1,000	829
Target
6.000%, 01/15/18#	865	879
Wal-Mart Stores
5.250%, 09/01/35	1,630	1,417

		3,893

Technology — 0.2%
KLA-Tencor
6.900%, 05/01/18	475	465

Telecommunications — 1.1%
AT&T
5.625%, 06/15/16	560	561
GTE
6.940%, 04/15/28	800	806
Nextel Communications
7.375%, 08/01/15	835	673
Telecom Italia Capital SA
6.999%, 06/04/18	550	553
Telefonica Emisiones SAU
6.221%, 07/03/17	850	867

		3,460

Transportation — 0.7%
Burlington Northern Santa Fe
6.750%, 07/15/11	1,200	1,256
ERAC USA Finance
6.375%, 10/15/17 (B)	900	805

		2,061

Utilities — 1.9%
Appalachian Power
4.950%, 02/01/15	875	815
Bruce Mansfield Unit
6.850%, 06/01/34	575	570
Midamerican Energy
6.750%, 12/30/31	1,000	1,039
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	875	855
Nisource Finance
6.400%, 03/15/18	830	800
Potomac Electric Power
6.500%, 11/15/37	360	357
Southwestern Public Service
6.000%, 10/01/36	860	772
Virginia Electric and Power
6.350%, 11/30/37	710	708

		5,916

Total Corporate Bonds (Cost $71,007)		67,840

28

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 16.6%
Automotive — 4.1%
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	$4,330	$4,373
Honda Auto Receivables Owner Trust, Series 2005-4, Cl A3
4.460%, 05/21/09	37	37
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A3
5.030%, 05/16/11	3,465	3,499
USAA Auto Owner Trust, Series 2008-1, Cl A-3
4.160%, 04/16/12	2,300	2,290
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	2,380	2,399

		12,598

Credit Cards — 8.0%
Chase Issuance Trust, Series 2005-A3, Cl A
2.534%, 10/17/11## (A)	5,000	4,987
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	2,720	2,724
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11	7,400	7,500
MBNA Credit Card Master Note Trust, Series 2005-A3, Cl A3
4.100%, 10/15/12	2,720	2,720
MBNA Credit Card Master Note Trust, Series 2006-A4, Cl A4
2.504%, 09/15/11## (A)	6,700	6,675

		24,606

Mortgage Related — 1.4%
Bear Stearns, Series 1999-2, Cl AF2
8.410%, 10/25/29 (C)	353	335
Chase Funding Mortgage Loan, Series 2003-6, Cl 1A4
4.499%, 08/25/30	4,700	4,153

		4,488

Utilities — 3.1%
JCP&L Transition Funding LLC, Series 2002-A, Cl A3
5.810%, 12/05/15	4,065	4,219
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	5,050	5,457

		9,676

Total Asset Backed Securities (Cost $51,277)		51,368

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.2%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	10,000	9,924
Fannie Mae, Series 2005-34, Cl PC
5.500%, 06/25/32	4,085	4,135
Freddie Mac, Series 2662, Cl DC
5.000%, 11/15/18	5,700	5,763
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	6,000	5,665

Total Collateralized Mortgage Obligations (Cost $24,803)		25,487

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.8%
Federal Home Loan Bank — 2.1%
2.010%, 06/10/08## (D) (DN)	6,525	6,522

Federal National Mortgage Association — 5.7%
4.750%, 12/15/10	12,080	12,468
2.110%, 08/29/08 (D) (DN)	5,220	5,193

		17,661

Total U.S. Government Agency Obligations (Cost $24,211)		24,183

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.6%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	5,370	5,158
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.225%, 07/15/44 (A)	6,600	6,499
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	5,650	5,533

Total Commercial Mortgage-Backed Securities (Cost $17,388)		17,190

U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bond — 0.3%
6.250%, 08/15/23#	850	999

U.S. Treasury Inflationary Index Bond — 3.7%
1.625%, 01/15/18#	11,090	11,386

U.S. Treasury Notes — 0.1%
4.875%, 07/31/11#	15	16
4.875%, 08/15/16	305	324

		340

Total U.S. Treasury Obligations (Cost $12,815)		12,725

	Number of Shares
PREFERRED STOCKS — 0.8%
Financial Conduits — 0.6%
Fannie Mae	35,000	852
Freddie Mac	38,000	954

		1,806

Financials — 0.2%
Merrill Lynch#	24,000	597

Total Preferred Stocks (Cost $2,458)		2,403

29

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 1.3%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $4,032)	4,031,669	$4,032

Total Investments Before Collateral for Loaned Securities – 105.7% (Cost $328,950)		326,631

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 5.0%
Affiliated Money Market Fund — 1.8%
Allegiant Advantage Institutional Money Market Fund, Class I†	5,569,794	5,570

	Par (000)
Master Note — 0.4%
Bear Stearns
2.580%, 06/02/08	$1,392	1,392

Medium Term Notes — 0.8%
Merrill Lynch
2.440%, 07/07/08 (A)	1,949	1,952
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	278	278
2.210%, 04/15/09 (A)	278	279

		2,509

Repurchase Agreements — 2.0%
Bank of America
2.310%, 06/02/08	1,030	1,031
Bear Stearns
2.450%, 06/05/08	4,177	4,177
Lehman Brothers
2.250%, 06/02/08	875	875

		6,083

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $15,554)‡		15,554

TOTAL INVESTMENTS — 110.7% (Cost $344,504)*		342,185

Other Assets & Liabilities – (10.7)%		(33,046)

TOTAL NET ASSETS — 100.0%		$309,139

*	Aggregate cost for Federal income tax purposes is (000) $ 344,542.

Gross unrealized appreciation (000)	$2,677
Gross unrealized depreciation (000)	(5,034)

Net unrealized depreciation (000)	$(2,357)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $15,211.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $5,273 and represents 1.7% of net assets as of May 31, 2008.
(C)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2008.
(D)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.
(E)	Par and Value are less than $500.

Cl — Class

DN — Discount Note

FSB — Federal Savings Bank

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

TBA — To Be Announced

30

Allegiant Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $324,918)	$322,599
Investments in affiliates at value, (Cost $4,032)	4,032
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $9,984)	9,984
Short term investments in affiliates held as collateral for loaned securities, (Cost $5,570)	5,570
Receivable for investments sold	19,271
Interest receivable	2,389
Receivable for shares of beneficial interest sold	241
Prepaid expenses	11

Total Assets	364,097

LIABILITIES
Payable for collateral for loaned securities	15,554
Payable for investment securities purchased	37,296
Payable for shares of beneficial interest purchased	902
Dividends payable
Class I	971
Class A	7
Investment advisory fees payable	119
12b-1 fees payable
Class I	17
Class A	1
Administration fees payable	16
Custody fees payable	5
Trustee fees payable	20
Transfer agent fees payable	9
Other liabilities	41

Total Liabilities	54,958

TOTAL NET ASSETS	$309,139

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$334,161
Undistributed Net Investment Income	221
Accumulated Net Realized Loss on Investments	(22,924)
Net Unrealized Depreciation on Investments	(2,319)

Total Net Assets	$309,139

Net Asset Value, Offering and Redemption Price Per Share — Class I ($302,464,205 ÷ 30,155,168 outstanding shares of beneficial interest)	$10.03

Net Asset Value and Redemption Price Per Share — Class A ($6,110,051 ÷ 607,696 outstanding shares of beneficial interest)	$10.05

Maximum Offering Price Per Share — Class A ($10.05 ÷ 95.50%)	$10.52

Net Asset Value and Offering Price Per Share — Class B ($364,760 ÷ 36,319 outstanding shares of beneficial interest)	$10.04

Net Asset Value and Offering Price Per Share — Class C ($200,367 ÷ 19,978 outstanding shares of beneficial interest)	$10.03

See Notes to Financial Statements.

31

Allegiant Government Mortgage Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 97.8%
Federal Home Loan Mortgage Corporation — 7.9%
12.250%, 08/01/15	$62	$67
9.750%, 11/01/08 to 04/01/09	2	2
9.250%, 08/01/13	0	0
9.000%, 06/01/09 to 09/01/20	159	172
8.750%, 06/01/16 to 05/01/17	28	30
8.500%, 09/01/17 to 01/01/22	120	130
8.000%, 02/01/17 to 03/01/22	92	98
7.000%, 05/01/31	130	138
6.000%, 10/01/32	1,015	1,038
5.500%, 12/01/36	8,831	8,784
5.000%, 11/01/35	4,959	4,802

		15,261

Federal National Mortgage Association — 84.1%
12.500%, 05/01/15	60	66
11.250%, 05/01/14	14	15
10.000%, 06/01/21	15	17
9.000%, 06/01/09 to 10/01/19	17	18
8.500%, 11/01/21 to 09/01/23	39	42
8.000%, 02/01/23 to 03/01/23	16	18
7.500%, 09/01/22 to 05/01/32	659	708
7.000%, 12/01/15 to 10/01/32	987	1,044
6.500%, 12/01/12 to 08/01/36	7,065	7,309
6.500%, 07/01/38 (TBA)	4,000	4,113
6.000%, 09/01/17 to 05/01/37	27,057	27,522
6.000%, 07/01/38 (TBA)	13,000	13,152
5.500%, 11/01/09 to 12/01/36	52,152	52,037
5.000%, 06/01/18 to 11/01/35	44,366	43,316
4.500%, 04/01/18 to 06/01/20	13,628	13,383

		162,760

Government National Mortgage Association — 5.8%
17.000%, 11/15/11	39	45
15.000%, 06/15/11 to 01/15/13	497	575
14.500%, 09/15/12 to 08/15/14	4	5
14.000%, 05/15/11 to 02/15/15	169	194
13.500%, 05/15/10 to 01/20/15	188	216
13.000%, 11/15/10 to 06/20/15	207	236
12.500%, 04/15/10 to 01/20/16	315	353
12.000%, 08/15/12 to 09/15/15	198	226
11.500%, 02/15/13 to 08/15/14	57	64
9.250%, 12/15/16 to 05/15/21	64	71
9.000%, 09/15/08 to 11/15/24	365	396
8.750%, 08/15/08 to 12/15/16	48	52
8.500%, 01/15/17 to 09/15/24	317	349
8.000%, 04/15/17 to 05/20/30	839	917
7.500%, 09/20/15 to 09/20/30	1,522	1,635
7.000%, 12/15/10 to 06/15/32	2,823	3,016
6.500%, 10/15/22 to 09/15/31	2,079	2,151
6.000%, 07/20/29	782	800

		11,301

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $188,675)
		189,322

ASSET BACKED SECURITIES — 7.7%
Credit Cards — 7.7%
Chase Issuance Trust, Series 2005-A3, Cl A
2.534%, 10/17/11## (A)	5,000	4,986
Citibank Credit Card Issuance Trust, Series 2005-A10, Cl A10
2.524%, 12/15/10## (A)	5,000	4,986
MBNA Credit Card Master Note Trust, Series 2006-A4, Cl A4
2.504%, 09/15/11## (A)	5,000	4,982

Total Asset Backed Securities (Cost $15,005)		14,954

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Farm Credit Bank — 0.1%
2.672%, 03/02/09## (A)	75	75

Federal Home Loan Bank — 1.2%
2.020%, 06/10/08## (B) (DN)	1,000	1,000
2.010%, 06/10/08## (B) (DN)	1,360	1,359

		2,359

Total U.S. Government Agency Obligations (Cost $2,434)		2,434

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Fannie Mae, Series 1992-29, Cl Z
8.000%, 02/25/22	38	39
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	71	77
Structured Mortgage Asset Residential Trust, Series 1992-2, Cl I
8.250%, 06/25/19	186	185

Total Collateralized Mortgage Obligations (Cost $304)		301

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.0%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $3,920)	3,919,742	3,920

32

Allegiant Government Mortgage Fund

STATEMENT OF NET ASSETS

May 31, 2008

Value (000)
TOTAL INVESTMENTS — 109.0% (Cost $210,339)*	$210,931

Other Assets & Liabilities – (9.0)%	(17,381)

TOTAL NET ASSETS — 100.0%	$193,550

*	Aggregate cost for Federal income tax purposes is (000) $210,339.

Gross unrealized appreciation (000)	$1,463
Gross unrealized depreciation (000)	(871)

Net unrealized appreciation (000)	$592

†	See Note 3 in Notes to Financial Statements.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
(B)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

Cl — Class

DN — Discount Note

TBA — To Be Announced

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2008

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $206,419)	$207,011
Investments in affiliates at value, (Cost $3,920)	3,920
Receivable for investments sold	17,348
Receivable for shares of beneficial interest sold	117
Receivables for maturities of investments	9
Interest receivable	867
Prepaid expenses	16

Total Assets	229,288

LIABILITIES
Payable for shares of beneficial interest purchased	215
Payable for investment securities purchased	34,693
Dividends payable
Class I	644
Class A	12
Class B	2
Investment advisory fees payable	67
12b-1 fees payable
Class I	11
Class A	1
Class B	1
Shareholder services fees payable
Class A	1
Administration fees payable	10
Custody fees payable	6
Transfer agent fees payable	9
Trustee fees payable	13
Other liabilities	53

Total Liabilities	35,738

TOTAL NET ASSETS	$193,550

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$201,460
Undistributed Net Investment Income	244
Accumulated Net Realized Loss on Investments	(8,746)
Net Unrealized Appreciation on Investments	592

Total Net Assets	$193,550

Net Asset Value, Offering and Redemption Price Per Share — Class I ($177,896,652 ÷ 19,372,497 outstanding shares of beneficial interest)	$9.18

Net Asset Value and Redemption Price Per Share — Class A ($11,961,373 ÷ 1,302,762 outstanding shares of beneficial interest)	$9.18

Maximum Offering Price Per Share — Class A ($9.18 ÷ 95.50%)	$9.61

Net Asset Value and Offering Price Per Share — Class B ($2,743,208 ÷ 299,634 outstanding shares of beneficial interest)	$9.16

Net Asset Value and Offering Price Per Share — Class C ($948,848 ÷ 103,478 outstanding shares of beneficial interest)	$9.17

See Notes to Financial Statements.

33

Allegiant High Yield Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — 89.2%
Automotive — 2.7%
Allison Transmission
11.000%, 11/01/15 (A)	$60	$57
General Motors
8.375%, 07/15/33	170	117

		174

Commercial Services — 2.4%
ARAMARK
8.500%, 02/01/15	100	103
Browning-Ferris Industries
9.250%, 05/01/21	50	52

		155

Consumer Non-Cyclical — 1.8%
Hanesbrands
8.204%, 12/15/14 (B)	85	80
Quiksilver
6.875%, 04/15/15	50	41

		121

Consumer Services — 17.5%
Education Management LLC
8.750%, 06/01/14	150	145
Fontainebleau Las Vegas Holdings
10.250%, 06/15/15 (A)	25	18
Gaylord Entertainment
8.000%, 11/15/13	100	97
Host Hotels & Resorts LP
7.000%, 08/15/12	100	100
Iron Mountain
8.750%, 07/15/18	100	107
Mashantucket Western Pequot Tribe
8.500%, 11/15/15 (A)	200	186
MGM Mirage
7.625%, 01/15/17	200	177
Royal Caribbean Cruises
7.250%, 06/15/16	200	182
Universal City Florida Holding
8.375%, 05/01/10	130	130

		1,142

Consumer Staples — 1.6%
Del Monte
8.625%, 12/15/12	105	108

Energy — 9.2%
Chesapeake Energy
6.625%, 01/15/16	110	107
Copano Energy LLC
7.750%, 06/01/18 (A)	50	50
Denbury Resources
7.500%, 12/15/15	120	122
MarkWest Energy Partners
8.500%, 07/15/16	100	105
OPTI Canada
8.250%, 12/15/14	110	114
Tesoro
6.625%, 11/01/15	110	102

		600

Financials — 10.0%
Bank of America
8.000%, 12/29/49 (B)	100	100
Citigroup
8.400%, 04/30/49 (B)	110	109
Ford Motor Credit
7.250%, 10/25/11	205	183
JPMorgan Chase
7.900%, 04/29/49 (B)	100	100
Wachovia
7.980%, 02/28/49 (B)	105	102
Wells Fargo Capital XIII
7.700%, 12/29/49 (B)	60	60

		654

Healthcare — 2.6%
HCA
9.250%, 11/15/16	160	169

Industrials — 12.7%
D.R. Horton
8.000%, 02/01/09	185	186
H&E Equipment Services
8.375%, 07/15/16	60	52
Hawker Beechcraft Acquisition LLC
9.750%, 04/01/17 (B)	130	134
K. Hovnanian Enterprises
11.500%, 05/01/13 (A)	125	131
Steel Dynamics
7.750%, 04/15/16 (A)	100	101
Terex
8.000%, 11/15/17	125	128
USG
6.300%, 11/15/16	125	103

		835

Insurance — 0.7%
American International Group
8.175%, 05/15/49 (A) (B)	50	48

Materials — 2.7%
International Paper
7.950%, 06/15/18	50	50
Owens-Illinois
7.800%, 05/15/18	75	77
Rock-Tenn
9.250%, 03/15/16 (A)	50	53

		180

Media — 6.9%
CSC Holdings
8.500%, 06/15/15 (A)	100	100
DirecTV Holdings LLC
8.375%, 03/15/13	150	156
7.625%, 05/15/16 (A)	50	50
Echostar DBS
7.125%, 02/01/16	150	144

		450

Retail — 2.4%
Neiman-Marcus Group
10.375%, 10/15/15	150	156

34

	Par (000)	Value (000)
CORPORATE BONDS — continued
Technology — 2.7%
Sungard Data Systems
10.250%, 08/15/15	$70	$73
TransDigm
7.750%, 07/15/14	100	103

		176

Telecommunications — 3.4%
Nextel Communications
7.375%, 08/01/15	215	173
Sprint Capital
8.375%, 03/15/12	50	49

		222

Transportation — 5.1%
Avis Budget Car Rental
7.750%, 05/15/16	100	86
Hertz
10.500%, 01/01/16	100	100
Kansas City Southern de Mexico SA de CV
7.375%, 06/01/14	150	147

		333

Utilities — 4.8%
Edison Mission Energy
7.750%, 06/15/16	50	52
NRG Energy
7.250%, 02/01/14	60	59
Texas Competitive Electric Holdings LLC
10.250%, 11/01/15 (A)	200	204

		315

Total Corporate Bonds (Cost $5,881)		5,838

	Number of Shares
PREFERRED STOCKS — 7.2%
Financial Conduits — 4.1%
Fannie Mae	8,000	195
Freddie Mac	3,000	75

		270

Financials — 3.1%
Merrill Lynch	8,000	199

Total Preferred Stocks (Cost $478)		469

AFFILIATED MONEY MARKET FUND — 2.0%
Allegiant Money Market Fund, Class I†
(Cost $131)	131,299	131

TOTAL INVESTMENTS — 98.4% (Cost $6,490)*		6,438

Other Assets & Liabilities – 1.6%		104

TOTAL NET ASSETS — 100.0%		$6,542

*	Aggregate cost for Federal income tax purposes is (000) $6,490.

Gross unrealized appreciation (000)	$28
Gross unrealized depreciation (000)	(80)

Net unrealized depreciation (000)	$(52)

†	See Note 3 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $998 and represents 15.3% of net assets as of May 31, 2008.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

LLC — Limited Liability Company

LP — Limited Partnership

35

Allegiant High Yield Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $6,359)	$6,307
Investments in affiliates at value, (Cost $131)	131
Receivable for investments sold	115
Interest receivable	117
Receivable from adviser	33
Prepaid expenses	9

Total Assets	6,712

LIABILITIES
Payable for investment securities purchased	150
Custody fees payable	1
Other liabilities	19

Total Liabilities	170

TOTAL NET ASSETS	$6,542

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$6,593
Undistributed Net Realized Gain on Investments	1
Net Unrealized Depreciation on Investments	(52)

Total Net Assets	$6,542

Net Asset Value, Offering and Redemption Price Per Share — Class I ($6,339,483 ÷ 638,470 outstanding shares of beneficial interest)	$9.93

Net Asset Value and Redemption Price Per Share — Class A ($202,962 ÷ 20,419 outstanding shares of beneficial interest)	$9.94

Maximum Offering Price Per Share — Class A ($9.94 ÷ 95.50%)	$10.41

See Notes to Financial Statements.

36

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — 30.3%
Cable — 0.8%
Comcast Cable Communications LLC
7.125%, 06/15/13	$1,832	$1,934
Time Warner Cable
5.850%, 05/01/17	1,000	961

		2,895

Chemicals — 0.1%
Dow Chemical
5.700%, 05/15/18	345	340

Commercial Services — 0.3%
Pitney Bowes
5.600%, 03/15/18	1,325	1,298

Consumer Staples — 0.4%
Clorox
5.450%, 10/15/12	1,075	1,076
Dr. Pepper Snapple Group
6.820%, 05/01/18 (A)	525	530

		1,606

Energy — 2.7%
Apache
6.250%, 04/15/12	900	946
ConocoPhillips
4.400%, 05/15/13	500	494
Energy Transfer Partners LP
5.950%, 02/01/15	1,375	1,343
Kinder Morgan Energy Partners LP
5.950%, 02/15/18	740	723
Marathon Oil
6.000%, 10/01/17	950	950
NGPL Pipe
7.119%, 12/15/17 (A)	1,325	1,360
Petro-Canada
6.050%, 05/15/18	940	925
TEPPCO Partners LP
6.650%, 04/15/18	1,130	1,147
Weatherford International
6.000%, 03/15/18	670	672
XTO Energy
4.900%, 02/01/14	1,160	1,122
5.500%, 06/15/18	370	356

		10,038

Financials — 12.4%
American Express
7.000%, 03/19/18	1,190	1,248
American Express Bank FSB
5.550%, 10/17/12	625	620
Bank of America
5.650%, 05/01/18	3,315	3,218
BB&T
4.750%, 10/01/12	1,625	1,572
Bear Stearns
7.250%, 02/01/18	580	618
CIT Group
5.650%, 02/13/17	400	322
CIT Group (MTN)
5.125%, 09/30/14	1,250	1,010
Citigroup
5.500%, 04/11/13	2,550	2,542
5.000%, 09/15/14	2,090	1,958
Deutsche Bank
4.875%, 05/20/13	1,500	1,486
General Electric Capital
5.625%, 05/01/18	3,425	3,390
Goldman Sachs Group
6.150%, 04/01/18	2,640	2,617
HSBC Finance
6.375%, 10/15/11	175	178
ING USA Global Funding
4.500%, 10/01/10	1,400	1,415
International Lease Finance (MTN)
5.625%, 09/15/10	1,500	1,494
5.650%, 06/01/14	700	665
JPMorgan Chase
4.750%, 05/01/13	1,325	1,302
6.000%, 01/15/18	2,480	2,458
KeyCorp (MTN)
6.500%, 05/14/13	750	737
Lehman Brothers Holdings (MTN)
6.200%, 09/26/14	1,975	1,909
6.875%, 05/02/18	300	292
Merrill Lynch
5.450%, 02/05/13	2,325	2,203
Merrill Lynch (MTN)
6.875%, 04/25/18	1,120	1,100
Morgan Stanley (MTN)
6.625%, 04/01/18	2,320	2,288
Regions Bank
7.500%, 05/15/18	1,100	1,091
Republic New York
7.750%, 05/15/09	1,770	1,822
SLM (MTN)
5.000%, 10/01/13	1,000	844
UBS AG (MTN)
5.750%, 04/25/18#	925	903
Wachovia (MTN)
5.500%, 05/01/13	415	411
5.750%, 02/01/18	3,100	2,999
Wells Fargo
4.950%, 10/16/13	315	310
5.625%, 12/11/17	900	900

		45,922

Food, Beverage & Tobacco — 0.8%
Diageo Capital PLC
5.750%, 10/23/17	1,075	1,073
Kraft Foods
6.125%, 02/01/18	925	906
Kroger
5.000%, 04/15/13	1,050	1,038

		3,017

Healthcare — 1.0%
AstraZeneca PLC
5.900%, 09/15/17	950	974
GlaxoSmithKline Capital
5.650%, 05/15/18	1,000	991
UnitedHealth Group
4.875%, 02/15/13	775	744

37

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — continued
Healthcare — continued
WellPoint
5.000%, 12/15/14	$1,000	$938

		3,647

Industrials — 1.6%
Centex
6.500%, 05/01/16	875	785
D.R. Horton
6.875%, 05/01/13	750	714
General Electric
5.250%, 12/06/17	3,490	3,420
Koninklijke Philips Electronics NV
5.750%, 03/11/18	950	939

		5,858

Information Technology — 0.2%
Oracle
5.750%, 04/15/18	930	926

Insurance — 1.7%
Allstate Life Global Funding Trusts (MTN)
5.375%, 04/30/13	970	972
American General Finance (MTN)
3.875%, 10/01/09	1,415	1,391
Chubb
5.750%, 05/15/18	620	610
Genworth Financial
5.650%, 06/15/12	950	912
New York Life Global Funding
4.650%, 05/09/13 (A)	1,340	1,324
Principal Life Income Funding Trusts (MTN)
5.300%, 04/24/13	350	349
Prudential Financial (MTN)
6.000%, 12/01/17	650	642

		6,200

Real Estate Investment Trusts — 1.6%
AMB Property LP (MTN)
6.300%, 06/01/13	950	949
ERP Operating
5.500%, 10/01/12	965	951
iStar Financial
5.950%, 10/15/13	1,450	1,294
Prologis
6.625%, 05/15/18	620	616
Realty Income
5.950%, 09/15/16	1,225	1,102
Simon Property Group LP
5.300%, 05/30/13	875	866

		5,778

Retail — 1.1%
CVS Caremark
5.750%, 06/01/17	1,250	1,239
Home Depot
5.250%, 12/16/13	925	889
Target
6.000%, 01/15/18	875	889
Wal-Mart Stores
5.800%, 02/15/18	900	938

		3,955

Technology — 0.2%
KLA-Tencor
6.900%, 05/01/18	575	563

Telecommunications — 1.6%
AT&T
5.625%, 06/15/16	910	911
5.600%, 05/15/18	1,000	986
Nextel Communications
7.375%, 08/01/15	875	705
Telecom Italia Capital SA
6.999%, 06/04/18	650	653
Telefonica Emisiones SAU
6.221%, 07/03/17	870	888
Verizon Communications
5.550%, 02/15/16	1,775	1,769

		5,912

Transportation — 1.0%
Burlington Northern Santa Fe
6.750%, 07/15/11	1,177	1,232
Canadian National Railway
5.550%, 05/15/18	965	961
ERAC USA Finance
6.375%, 10/15/17 (A)	850	761
Union Pacific
5.750%, 11/15/17	575	571

		3,525

Utilities — 2.8%
Appalachian Power
4.950%, 02/01/15	975	908
Connecticut Light & Power
5.650%, 05/01/18	940	933
Consumers Energy, Cl F
4.000%, 05/15/10	980	972
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	880	860
Nisource Finance
6.400%, 03/15/18	1,000	964
Pacificorp
5.450%, 09/15/13	1,040	1,067
PSI Energy
6.050%, 06/15/16	1,225	1,231
Southern
5.300%, 01/15/12	670	683
Virginia Electric & Power
4.750%, 03/01/13	1,835	1,814
Xcel Energy
5.613%, 04/01/17	1,100	1,073

		10,505

Total Corporate Bonds (Cost $113,923)		111,985

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 17.1%
Federal Home Loan Mortgage Corporation — 0.7%
3.500%, 05/01/11	2,583	2,575

38

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — 16.4%
6.000%, 10/01/36	$7,276	$7,391
6.000%, 07/01/37	2,882	2,927
5.500%, 10/01/09	6	6
5.500%, 12/01/36	9,770	9,720
5.500%, 04/01/37	3,176	3,158
5.500%, 07/01/37	993	988
5.500%, 03/01/38	4,995	4,965
5.445%, 01/01/36 (B)	7,714	7,890
5.000%, 02/01/35	9,113	8,834
5.000%, 08/01/35	7,302	7,071
4.500%, 08/01/20	7,631	7,484

		60,434

Government National Mortgage Association — 0.0%
9.000%, 11/15/08	2	1
9.000%, 12/15/08	1	1
9.000%, 02/15/09	2	2
9.000%, 03/15/09 (C)	—	—
9.000%, 04/15/09	4	4
9.000%, 05/15/09	9	9

		17

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $62,789)		63,026

U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.2%
Federal Home Loan Bank — 2.6%
2.370%, 08/29/08 (D) (DN)	9,645	9,595

Federal National Mortgage Association — 13.6%
4.750%, 12/15/10	27,610	28,496
4.060%, 08/29/08 (D) (DN)	220	219
4.040%, 08/29/08 (D) (DN)	1,430	1,423
3.910%, 08/29/08 (D) (DN)	3,495	3,477
2.200%, 08/29/08 (D) (DN)	4,930	4,904
1.930%, 08/29/08 (D) (DN)	11,850	11,788

		50,307

Total U.S. Government Agency Obligations (Cost $59,943)		59,902

ASSET BACKED SECURITIES — 13.0%
Automotive — 6.0%
Chase Manhattan Auto Owner Trust, Series 2006-B, Cl A3
5.130%, 05/15/11	4,947	4,985
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	5,280	5,333
USAA Auto Owner Trust Series 2007-2, Cl A3
4.900%, 02/15/12	4,910	4,947
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	4,500	4,515
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	2,230	2,248

		22,028

Credit Cards — 5.3%
Bank One Issuance Trust, Series 2004-A1, Cl A1
3.450%, 10/17/11	3,250	3,249
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	3,505	3,510
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11	7,190	7,287
MBNA Credit Card Master Note Trust, Series 2005-A6, Cl A6
4.500%, 01/15/13	5,420	5,455

		19,501

Utilities — 1.7%
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	6,000	6,483

Total Asset Backed Securities (Cost $47,628)		48,012

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.8%
Freddie Mac, Series 2004-2812, Cl OD
5.000%, 12/15/29	12,192	12,272
Freddie Mac, Series 2635, Cl DT
3.500%, 01/15/18	866	830
Freddie Mac, Series 2825, Cl PM
5.500%, 03/15/30	6,845	6,955
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	5,700	5,306
Freddie Mac, Series 2904, Cl PC
5.500%, 05/15/31	7,214	7,323
Ginnie Mae, Series 2003-113, Cl VB
4.500%, 02/16/22	5,035	4,918
Ginnie Mae, Series 2003-42, Cl A
4.000%, 01/16/30	773	751
Wells Fargo Securities Trust, Series 2004-K, Cl 2A11
4.730%, 07/25/34 (B)	5,530	5,064

Total Collateralized Mortgage Obligations (Cost $42,692)		43,419

U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Inflationary Index Bond — 2.9%
1.625%, 01/15/18#	10,515	10,795

U.S. Treasury Notes — 6.7%
6.500%, 02/15/10#	130	138
4.875%, 08/15/09#	310	319
4.875%, 07/31/11#	16,250	17,143
4.250%, 08/15/13#	875	909

39

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — continued
U.S. Treasury Notes — continued
3.875%, 05/15/09#	$6,245	$6,343

		24,852

Total U.S. Treasury Obligations (Cost $35,344)		35,647

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.9%
Banc of America Commercial Mortgage, Series 2006-3, Cl A1
5.685%, 07/10/44
(Cost $3,162)	3,148	3,182

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.9%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $3,341)	3,340,992	3,341

Total Investments Before Collateral for Loaned Securities – 99.8% (Cost $368,822)		368,514

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 9.8%
Affiliated Money Market Fund — 3.5%
Allegiant Advantage Institutional Money Market Fund, Class I†	13,024,952	13,025

	Par (000)
Master Note — 0.9%
Bear Stearns
2.580%, 06/02/08	$3,256	3,256

Medium Term Notes — 1.6%
Merrill Lynch
2.440%, 07/07/08 (B)	4,559	4,566
Morgan Stanley Dean Witter
2.180%, 04/03/09 (B)	651	651
2.210%, 04/15/09 (B)	651	651

		5,868

Repurchase Agreements — 3.8%
Bank of America
2.310%, 06/02/08	2,410	2,410
Bear Stearns
2.450%, 06/05/08	9,769	9,769
Lehman Brothers
2.250%, 06/02/08	2,046	2,045

		14,224

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $36,373)‡		36,373

TOTAL INVESTMENTS — 109.6% (Cost $405,195)*		404,887

Other Assets & Liabilities — (9.6)%
Dividends Payable
Class I		(961)
Class A		(4)
Class B		(1)
Investment Advisory Fees Payable		(127)
12b-1 Fees Payable
Class I		(20)
Class A		(1)
Class B		(1)
Administration Fees Payable		(19)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(24)
Payable for Collateral for Loaned Securities		(36,373)
Payable for Investments Purchased		(650)
Payable for Shares of Beneficial Interest Redeemed		(1,255)
Other		3,891

Total Other Assets & Liabilities		(35,550)

TOTAL NET ASSETS — 100.0%		$369,337

40

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$374,655
Undistributed Net Investment Income	228
Accumulated Net Realized Loss on Investments	(5,238)
Net Unrealized Depreciation on Investments	(308)

Total Net Assets	$369,337

Net Asset Value, Offering and Redemption Price Per Share — Class I ($356,798,877 ÷ 33,193,393 outstanding shares of beneficial interest)	$10.75

Net Asset Value and Redemption Price Per Share — Class A ($8,021,979 ÷ 745,228 outstanding shares of beneficial interest)	$10.76

Maximum Offering Price Per Share — Class A ($10.76 ÷ 95.50%)	$11.27

Net Asset Value and Offering Price Per Share — Class B ($3,950,417 ÷ 366,726 outstanding shares of beneficial interest)	$10.77

Net Asset Value and Offering Price Per Share — Class C ($565,690 ÷ 52,412 outstanding shares of beneficial interest)	$10.79

*	Aggregate cost for Federal income tax purposes is (000) $405,307.

Gross unrealized appreciation (000)	$2,726
Gross unrealized depreciation (000)	(3,146)

Net unrealized depreciation (000)	$(420)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $35,536.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $3,975 and represents 1.1% of net assets as of May 31, 2008.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
(C)	Par and Value are less than $500.
(D)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

Cl — Class

DN — Discount Note

FSB — Federal Savings Bank

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

See Notes to Financial Statements.

41

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 24.4%
Automotive — 14.3%
Capital Auto Receivables Asset Trust, Series 2008-2, Cl A3A
4.680%, 10/15/12	$1,250	$1,247
Carmax Auto Owner Trust, Series 2005-2, Cl A4
4.340%, 09/15/10	2,060	2,067
DaimlerChrysler Auto Trust, Series 2005-B, Cl A4
4.200%, 07/08/10	2,700	2,706
Ford Credit Auto Owner Trust, Series 2007-A, Cl A3A
5.400%, 08/15/11	900	908
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	2,195	2,217
Nissan Auto Receivables Owner Trust, Series 2005-A4, Cl A
3.820%, 07/15/10	1,352	1,352
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A3
5.030%, 05/16/11	1,480	1,495
USAA Auto Owner Trust, Series 2007-1, ClA3
5.430%, 10/17/11	1,925	1,953
USAA Auto Owner Trust Series 2007-2, Cl A3
4.900%, 02/15/12	2,290	2,307
Wachovia Auto Owner Trust, Series 2005-A, Cl A3
4.060%, 09/21/09	211	211
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	2,350	2,358
World Omni Auto Receivables Trust, Series 2006-B, Cl A3
5.150%, 11/15/10	1,744	1,756

		20,577

Credit Cards — 6.9%
American Express Credit Account Master Trust, Series 2004-3, Cl A
4.350%, 12/15/11	1,500	1,510
Chase Issuance Trust, Series 2007-A15, Cl A
4.960%, 09/17/12	2,220	2,254
Citibank Credit Card Issuance Trust Series 2007-A5, Cl A5
5.500%, 06/22/12	3,100	3,176
MBNA Credit Card Master Note Trust, Series 2005-A6, Cl A6
4.500%, 01/15/13	2,975	2,994

		9,934

Mortgage Related — 2.1%
Bear Stearns, Series 1999-2, Cl AF2
8.410%, 10/25/29 (A)	215	203
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Cl 1A6
5.214%, 08/25/13	1,950	1,825
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1, Cl 1A4
4.111%, 08/25/30	842	806
GE Capital Mortgage Services, Series 1999-HE1, Cl A7
6.265%, 04/25/29	112	112

		2,946

Utilities — 1.1%
Detroit Edison Securitization Funding LLC, Series 2001-1, Cl A4
6.190%, 03/01/13	1,600	1,650

Total Asset Backed Securities (Cost $35,103)		35,107

CORPORATE BONDS — 18.9%
Cable — 0.7%
Comcast MO of Delaware
9.000%, 09/01/08	1,000	1,007

Financials — 11.9%
Associates Corp. of North America
8.550%, 07/15/09	1,250	1,305
Bank of America
7.400%, 01/15/11	809	854
Bank One
5.900%, 11/15/11	1,415	1,453
CIT Group
5.000%, 11/24/08#	1,000	981
Citigroup
7.250%, 10/01/10	345	360
FleetBoston Financial
7.375%, 12/01/09	920	958
General Electric Capital (MTN)
5.200%, 02/01/11	1,500	1,521
Goldman Sachs
6.875%, 01/15/11	1,000	1,050
HSBC Finance
8.000%, 07/15/10	1,500	1,573
International Lease Finance (MTN)
5.625%, 09/15/10	720	717
Lehman Brothers Holdings (MTN)
2.774%, 04/03/09 (B)	525	512
Merrill Lynch (MTN)
5.770%, 07/25/11	725	731
Morgan Stanley
6.750%, 04/15/11	865	885
National Westminster Bank PLC
7.375%, 10/01/09	783	809
Republic New York
7.750%, 05/15/09	720	742
SLM (MTN)
4.000%, 01/15/09#	1,022	1,006
Wachovia
5.300%, 10/15/11	1,650	1,630

		17,087

Healthcare — 0.3%
WellPoint
4.250%, 12/15/09	400	396

42

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — 1.1%
American General Finance (MTN)
4.625%, 05/15/09	$400	$398
Genworth Financial
5.231%, 05/16/09	355	356
Reliastar Financial
6.500%, 11/15/08	810	820

		1,574

Real Estate Investment Trusts — 0.9%
Camden Property Trust
4.375%, 01/15/10	425	415
Developers Diversified Realty
4.625%, 08/01/10	540	522
Liberty Property LP
7.250%, 03/15/11	402	415

		1,352

Retail — 0.4%
Home Depot
3.750%, 09/15/09#	590	579

Telecommunications — 1.4%
BellSouth
6.000%, 10/15/11	740	765
British Telecommunications PLC
8.625%, 12/15/10	540	586
Verizon New England
6.500%, 09/15/11	665	687

		2,038

Transportation — 0.7%
Burlington Northern Santa Fe
6.750%, 07/15/11	415	435
FedEx
5.500%, 08/15/09	603	608

		1,043

Utilities — 1.5%
Dominion Resources
5.125%, 12/15/09	550	556
Florida Power
3.078%, 11/14/08 (B)	380	379
Midamerican Funding LLC
6.750%, 03/01/11	600	631
Xcel Energy
3.400%, 07/01/08	560	560

		2,126

Total Corporate Bonds (Cost $27,250)		27,202

U.S. TREASURY OBLIGATIONS — 18.8%
U.S. Treasury Notes — 18.8%
4.875%, 04/30/11#	12,585	13,284
4.750%, 12/31/08	4,000	4,064
4.625%, 08/31/11#	4,025	4,216
3.500%, 02/15/10#	5,355	5,441

Total U.S. Treasury Obligations (Cost $27,213)		27,005

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.1%
Bank of America Mortgage Securities, Series 2003-A, Cl 2A1
6.861%, 02/25/33 (B)	136	133
Bank of America Mortgage Securities, Series 2003-E, Cl 2A1
4.254%, 06/25/33 (B)	654	656
Chase Mortgage Finance, Series 2003-S4, Cl 2A2
5.000%, 04/25/18	828	823
Countrywide Alternative Loan Trust, Series 2004-29CB, Cl A6
4.000%, 01/25/35	464	456
Countrywide Home Loans, Series 2004-HYB4, Cl 3A
4.575%, 09/20/34 (B)	1,492	1,416
Fannie Mae, Series 2002-74, Cl KD
5.500%, 02/25/17	671	682
Fannie Mae, Series 2002-94, Cl BA
5.000%, 05/25/27	1,358	1,373
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	2,065	2,069
Fannie Mae, Series 2006-B2, Cl AB
5.500%, 05/25/14	1,658	1,687
First Horizon Asset Securities Series 2004-1 CI 1A1
5.500%, 03/25/34	647	647
Freddie Mac, Series 2003-2590, Cl PC
4.500%, 02/15/26	2,590	2,602
Freddie Mac, Series 2004-H017, Cl A3
4.178%, 07/15/11 (B)	1,313	1,315
Freddie Mac, Series 2523, Cl JB
5.000%, 06/15/15	113	113
Freddie Mac, Series 2608, Cl PF
5.500%, 09/15/27	2,000	2,036
Freddie Mac, Series 2662, Cl DC
5.000%, 11/15/18	2,900	2,932
Freddie Mac, Series 2712, Cl PV
4.500%, 03/15/11	532	533
Freddie Mac, Series 3189, Cl PJ
6.000%, 03/15/30	2,184	2,252
Ginnie Mae, Series 2002-20, Cl PM
4.500%, 03/20/32	324	319
Ginnie Mae, Series 2002-76, Cl TA
4.500%, 12/16/29	395	391
Ginnie Mae, Series 2004-76, Cl NA
4.500%, 08/20/27	719	721
Golden National Mortgage Asset Backed Certificates, Series 1998-GN1, Cl A
7.110%, 08/25/27 (C)	—	—
Residential Funding Mortgage Securities, Series 2003-S11, Cl A7
3.500%, 06/25/18	1,049	1,027
Structured Asset Securities, Series, 2003-1, Cl 2A1
6.000%, 02/25/18	1,034	1,028
Washington Mutual, Series 2002-S8, Cl 2A1
4.500%, 01/25/18 (C)	—	—

43

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Wells Fargo MBS Trust, Series 2003-11, Cl A1
3.500%, 10/25/18	$717	$713

Total Collateralized Mortgage Obligations (Cost $25,767)		25,924

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.7%
Federal Home Loan Mortgage Corporation — 3.4%
6.000%, 05/01/21	2,300	2,367
5.500%, 02/01/10	247	252
5.500%, 06/01/10	335	342
5.000%, 10/01/09	665	673
3.500%, 09/01/08	1,167	1,167

		4,801

Federal National Mortgage Association — 11.3%
6.362%, 11/01/32 (B)	160	162
6.000%, 09/01/16	727	749
5.568%, 09/01/36 (B)	1,849	1,888
5.500%, 10/01/09	253	258
5.500%, 09/01/17	1,686	1,715
5.199%, 12/01/34 (B)	914	926
5.000%, 11/01/12	911	917
4.915%, 01/01/36 (B)	2,657	2,691
4.875%, 04/01/35 (B)	2,508	2,530
4.853%, 07/01/34 (B)	1,366	1,371
4.500%, 04/01/14	555	551
4.329%, 10/01/33 (B)	924	926
4.007%, 08/01/33 (B)	1,557	1,554

		16,238

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $20,808)		21,039

COMMERCIAL MORTGAGE-BACKED SECURITY — 1.7%
Credit Suisse First Boston Mortgage Securities, Series 2004-C1, Cl A2
3.516%, 01/15/37
(Cost $2,415)	2,506	2,498

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.9%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $4,163)	4,162,619	4,163

Total Investments Before Collateral for Loaned Securities – 99.5% (Cost $142,719)		142,938

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 17.9%
Affiliated Money Market Fund — 6.4%
Allegiant Advantage Institutional Money Market Fund, Class I†	9,215,464	9,215

	Par (000)
Master Note — 1.6%
Bear Stearns
2.580%, 06/02/08	$2,304	$2,304

Medium Term Notes — 2.9%
Merrill Lynch
2.440%, 07/07/08 (B)	3,225	3,230
Morgan Stanley Dean Witter
2.180%, 04/03/09 (B)	461	461
2.210%, 04/15/09 (B)	461	460

		4,151

Repurchase Agreements — 7.0%
Bank of America
2.310%, 06/02/08	1,705	1,705
Bear Stearns
2.450%, 06/05/08	6,912	6,912
Lehman Brothers
2.250%, 06/02/08	1,447	1,447

		10,064

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $25,734)‡		25,734

TOTAL INVESTMENTS — 117.4% (Cost $168,453)**		168,672

Other Assets & Liabilities — (17.4)%
Dividends Payable
Class I		(218)
Class A		(2)
Investment Advisory Fees Payable		(43)
12b-1 Fees Payable
Class I		(8)
Administration Fees Payable		(7)
Custody Fees Payable		(3)
Trustees’ Fees Payable		(14)
Payable for Collateral for Loaned Securities		(25,734)
Payable for Shares of Beneficial Interest Redeemed		(66)
Other		1,070

Total Other Assets & Liabilities		(25,025)

TOTAL NET ASSETS — 100.0%		$143,647

44

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$151,836
Distributions in Excess of Net Investment Income	(179)
Accumulated Net Realized Loss on Investments	(8,229)
Net Unrealized Appreciation on Investments	219

Total Net Assets	$143,647

Net Asset Value, Offering and Redemption Price Per Share — Class I ($139,875,631 ÷ 14,045,970 outstanding shares of beneficial interest)	$9.96

Net Asset Value and Redemption Price Per Share — Class A ($2,864,943 ÷ 286,881 outstanding shares of beneficial interest)	$9.99

Maximum Offering Price Per Share — Class A ($9.99 ÷ 98.00%)	$10.19

Net Asset Value and Offering Price Per Share — Class B ($494,889 ÷ 49,555 outstanding shares of beneficial interest)	$9.99

Net Asset Value and Offering Price Per Share — Class C ($411,140 ÷ 41,182 outstanding shares of beneficial interest)	$9.98

**	Aggregate cost for Federal income tax purposes is (000) $168,456.

Gross unrealized appreciation (000)	$926
Gross unrealized depreciation (000)	(710)

Net unrealized appreciation (000)	$216

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $25,203.
‡	See Note 8 in Notes to Financial Statements.
(A)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2008.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
(C)	Par and Value are less than $500.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

See Notes to Financial Statements.

45

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — 32.0%
Automotive — 0.4%
Allison Transmission
11.000%, 11/01/15# (A)	$750	$711
General Motors
8.375%, 07/15/33#	1,240	855
Tenneco
8.125%, 11/15/15 (A)	50	51

		1,617

Cable — 0.9%
Comcast Cable Communications LLC
7.125%, 06/15/13	2,515	2,655
Time Warner Cable
5.850%, 05/01/17	1,250	1,201

		3,856

Commercial Services — 0.3%
ARAMARK
8.500%, 02/01/15	300	309
Browning-Ferris Industries
9.250%, 05/01/21	810	841

		1,150

Consumer Non-Cyclical — 0.7%
ACCO Brands
7.625%, 08/15/15	235	217
Constellation Brands
7.250%, 05/15/17	350	347
GSC Holdings
8.000%, 10/01/12	590	626
Hanesbrands
8.204%, 12/15/14 (B)	660	617
Iron Mountain
7.750%, 01/15/15	275	282
Quiksilver
6.875%, 04/15/15	760	627

		2,716

Consumer Services — 2.0%
Education Management LLC
8.750%, 06/01/14	905	876
Fontainebleau Las Vegas Holdings
10.250%, 06/15/15# (A)	1,150	842
Gaylord Entertainment
8.000%, 11/15/13	650	631
Iron Mountain
8.750%, 07/15/18	340	364
Mashantucket Western Pequot Tribe
8.500%, 11/15/15# (A)	1,125	1,046
McDonald’s
6.300%, 10/15/37	885	876
MGM Mirage
7.625%, 01/15/17	1,160	1,027
Mohegan Tribal Gaming Authority
7.125%, 08/15/14#	740	649
Royal Caribbean Cruises
7.250%, 06/15/16	1,065	969
Universal City Development Partners
11.750%, 04/01/10	500	516
Universal City Florida Holding
8.375%, 05/01/10	345	344
Wynn Las Vegas Capital
6.625%, 12/01/14	190	184

		8,324

Consumer Staples — 0.5%
Del Monte
8.625%, 12/15/12	1,215	1,252
Dr. Pepper Snapple Group
6.820%, 05/01/18 (A)	600	606

		1,858

Energy — 2.7%
Chesapeake Energy
6.625%, 01/15/16	840	819
Copano Energy LLC
7.750%, 06/01/18 (A)	425	424
Denbury Resources
7.500%, 04/01/13	725	736
7.500%, 12/15/15	260	265
Energy Transfer Partners LP
5.950%, 02/01/15	1,375	1,343
MarkWest Energy Partners
8.500%, 07/15/16	675	708
Nexen
5.875%, 03/10/35	1,335	1,206
NGPL Pipe
7.768%, 12/15/37 (A)	925	975
OPTI Canada
8.250%, 12/15/14#	940	973
PHI
7.125%, 04/15/13	650	630
Southern Union
7.200%, 11/01/66 (B)	1,030	858
TEPPCO Partners
7.000%, 06/01/67 (B)	1,125	986
Tesoro
6.625%, 11/01/15	780	721
XTO Energy
5.500%, 06/15/18	375	361

		11,005

Financials — 12.3%
American Express
8.150%, 03/19/38	625	715
American Express Bank FSB
5.550%, 10/17/12	725	719
Bank of America
8.000%, 12/29/49 (B)	2,985	2,963
7.800%, 09/15/16	750	817
5.420%, 03/15/17	500	473
CIT Group
6.100%, 03/15/67 (B)	1,000	518
CIT Group (MTN)
5.125%, 09/30/14	765	618
Citigroup
8.400%, 04/30/49 (B)	2,865	2,844
6.125%, 11/21/17	650	644
Citigroup Capital XXI
8.300%, 12/21/49 (B)	1,385	1,389
Ford Motor Credit
7.250%, 10/25/11	1,075	961
General Electric Capital (MTN)
5.875%, 01/14/38	8,250	7,520

46

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
General Motors Acceptance Corporation
6.750%, 12/01/14	$365	$283
Global Cash Access LLC
8.750%, 03/15/12	420	420
Goldman Sachs Group
6.750%, 10/01/37	2,500	2,353
6.125%, 02/15/33	815	745
HSBC Finance
6.375%, 10/15/11	2,095	2,138
ING USA Global Funding
4.500%, 10/01/10	920	930
International Lease Finance (MTN)
5.625%, 09/15/10	1,800	1,793
JPMorgan Chase
7.900%, 04/29/49 (B)	2,150	2,147
6.000%, 01/15/18	1,950	1,933
KeyCorp (MTN)
6.500%, 05/14/13	500	491
Lehman Brothers Holdings (MTN)
6.875%, 05/02/18	300	292
6.200%, 09/26/14	2,710	2,619
Lloyds TSB Group PLC
6.267%, 11/14/16 (A) (B)	1,400	1,157
Merrill Lynch
5.450%, 02/05/13	1,015	962
Merrill Lynch (MTN)
6.875%, 04/25/18	2,310	2,268
Morgan Stanley (MTN)
6.625%, 04/01/18	1,365	1,346
MUFG Capital Finance 1
6.346%, 07/25/16 (B)	725	645
Regions Financing Trust II
6.625%, 05/15/47 (B)	850	614
Royal Bank of Scotland Group PLC (MTN)
7.640%, 03/31/49 (B)	1,700	1,600
SLM (MTN)
5.375%, 05/15/14	980	833
UBS AG (MTN)
5.750%, 04/25/18#	300	293
Wachovia
7.980%, 02/28/49 (B)	1,665	1,620
Wachovia Capital Trust III
5.800%, 03/15/42 (B)	2,775	2,124
Wells Fargo Capital XIII
7.700%, 12/29/49 (B)	500	502

		50,289

Healthcare — 0.2%
GlaxoSmithKline Capital
5.650%, 05/15/18	1,000	991

Industrials — 2.2%
Beazer Homes USA
8.625%, 05/15/11#	825	747
Centex
6.500%, 05/01/16	1,010	906
D.R. Horton
8.000%, 02/01/09	100	101
6.875%, 05/01/13	950	905
H&E Equipment Services
8.375%, 07/15/16#	440	385
Hawker Beechcraft Acquisition LLC
9.750%, 04/01/17# (B)	750	772
K. Hovnanian Enterprises
8.625%, 01/15/17#	1,515	1,182
Neenah Foundary
9.500%, 01/01/17	700	506
Stanley Works Capital Trust I
5.902%, 12/01/45 (B)	750	613
Steel Dynamics
7.750%, 04/15/16 (A)	950	957
Terex
8.000%, 11/15/17	750	771
United Technologies
6.125%, 07/15/38	500	491
USG
6.300%, 11/15/16	525	430

		8,766

Insurance — 0.7%
American General Finance (MTN)
3.875%, 10/01/09	300	295
American International Group
8.175%, 05/15/49 (A) (B)	1,050	1,010
AXA SA
6.379%, 12/14/49 (A) (B)	975	815
Genworth Life Institutional Funding Trust (MTN)
5.875%, 05/03/13 (A)	700	695

		2,815

Materials — 0.4%
International Paper
7.950%, 06/15/18	1,075	1,080
Owens-Illinois
7.800%, 05/15/18	590	608

		1,688

Media — 0.9%
CSC Holdings
8.500%, 06/15/15 (A)	575	575
DirecTV Holdings LLC
8.375%, 03/15/13	846	878
7.625%, 05/15/16 (A)	125	125
Echostar DBS
7.125%, 02/01/16	750	720
Idearc
8.000%, 11/15/16	675	486
Time Warner
6.500%, 11/15/36	935	856

		3,640

Real Estate Investment Trusts — 1.2%
AMB Property LP (MTN)
6.300%, 06/01/13	1,050	1,049
iStar Financial
5.950%, 10/15/13	2,000	1,784
Realty Income
6.750%, 08/15/19	1,160	1,070
Simon Property Group LP
5.300%, 05/30/13	955	946

		4,849

47

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — 1.2%
Home Depot
5.875%, 12/16/36	$1,250	$1,037
Neiman-Marcus Group
10.375%, 10/15/15	600	623
Target
6.000%, 01/15/18	920	934
Wal-Mart Stores
5.250%, 09/01/35	2,800	2,434

		5,028

Technology — 0.5%
KLA-Tencor
6.900%, 05/01/18	600	588
Sungard Data Systems
10.250%, 08/15/15	720	752
TransDigm
7.750%, 07/15/14	500	514

		1,854

Telecommunications — 1.7%
AT&T
6.400%, 05/15/38	1,625	1,584
5.625%, 06/15/16	510	511
GTE
6.940%, 04/15/28	1,490	1,501
Nextel Communications
7.375%, 08/01/15	1,650	1,329
Sprint Capital
6.875%, 11/15/28	465	373
Telecom Italia Capital SA
6.999%, 06/04/18	700	703
Telefonica Emisiones SAU
6.221%, 07/03/17	1,000	1,021

		7,022

Transportation — 1.2%
Avis Budget Car Rental
7.750%, 05/15/16#	900	776
ERAC USA Finance
6.375%, 10/15/17 (A)	975	872
FedEx
6.720%, 01/15/22	1,245	1,305
Hertz
10.500%, 01/01/16	475	476
8.875%, 01/01/14	725	725
Kansas City Southern de Mexico SA de CV
7.375%, 06/01/14	800	782

		4,936

Utilities — 2.0%
Appalachian Power
4.950%, 02/01/15	700	652
Bruce Mansfield Unit
6.850%, 06/01/34	650	644
Carolina Power & Light
6.300%, 04/01/38	725	728
Edison Mission Energy
7.750%, 06/15/16	665	685
Midamerican Energy
6.750%, 12/30/31	1,065	1,107
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	1,020	997
NiSource Finance
6.800%, 01/15/19	825	811
NRG Energy
7.250%, 02/01/14#	965	948
Texas Competitive Electric Holdings LLC
10.250%, 11/01/15 (A)	1,250	1,283
Wisconsin Energy
6.250%, 05/15/67 (B)	480	418

		8,273

Total Corporate Bonds (Cost $136,917)		130,677

U.S. TREASURY OBLIGATIONS — 16.7%
U.S. Treasury Bonds — 4.9%
6.250%, 08/15/23#	4,745	5,579
5.375%, 02/15/31#	12,540	13,677
4.500%, 02/15/36#	480	465

		19,721

U.S. Treasury Inflationary Index Bond — 2.8%
1.625%, 01/15/18#	11,180	11,478

U.S. Treasury Notes — 9.0%
6.500%, 02/15/10#	4,670	4,973
4.875%, 08/15/09#	1,820	1,875
4.875%, 07/31/11#	20,530	21,657
4.750%, 05/15/14#	2,345	2,500
4.500%, 11/15/10#	4,455	4,639
4.250%, 08/15/13#	1,140	1,184

		36,828

Total U.S. Treasury Obligations (Cost $67,541)		68,027

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 16.0%
Federal National Mortgage Association — 16.0%
6.000%, 12/01/36	8,859	9,000
5.500%, 09/01/17	3,170	3,225
5.500%, 11/01/21	1,942	1,966
5.500%, 12/01/36	11,357	11,299
5.500%, 04/01/37	9,315	9,260
5.500%, 07/01/37	746	742
5.000%, 06/01/20	3,656	3,648
5.000%, 11/01/21	1,705	1,699
4.875%, 04/01/35 (B)	6,897	6,956
4.500%, 08/01/20	8,512	8,348
4.500%, 09/01/35	9,960	9,305

		65,448

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $65,368)		65,448

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.0%
Federal National Mortgage Association — 14.0%
4.750%, 12/15/10	23,375	24,125
3.980%, 08/29/08 (C) (DN)	10,370	10,316
3.910%, 08/29/08 (C) (DN)	2,600	2,587

48

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal National Mortgage Association — continued
2.440%, 08/29/08 (C) (DN)	$2,470	$2,457
1.930%, 08/29/08 (C) (DN)	17,840	17,747

Total U.S. Government Agency Obligations (Cost $57,234)		57,232

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.0%
Fannie Mae, Series 2003-69, Cl PM
3.500%, 07/25/33	4,384	3,857
Fannie Mae, Series 2005-87, Cl NH
5.000%, 10/25/25	9,750	9,279
First Horizon Mortgage Trust, Series 2004-4, Cl 2A3
4.500%, 07/25/19	4,294	3,877
Freddie Mac, Series 2004-2882, Cl BA
5.000%, 10/15/32	5,800	5,585
Residential Funding Mortgage Securities, Series 2004-S6, Cl 3A2
4.500%, 06/25/19	7,200	6,355
Wells Fargo Securities Trust, Series 2004-K, Cl 2A11
4.730%, 07/25/34 (B)	4,000	3,663

Total Collateralized Mortgage Obligations (Cost $33,462)		32,616

ASSET BACKED SECURITIES — 4.9%
Automotive — 1.4%
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	3,325	3,336
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	2,500	2,520

		5,856

Credit Cards — 2.7%
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	4,291	4,298
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11	6,700	6,790

		11,088

Utilities — 0.8%
Atlantic City Electric Transition Funding LLC, Series 2002-1, Cl A4
5.550%, 10/20/23	3,175	3,101

Total Asset Backed Securities (Cost $19,826)		20,045

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	4,100	3,938
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.225%, 07/15/44 (B)	5,300	5,219
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (B)	4,500	4,407

Total Commercial Mortgage-Backed Securities (Cost $13,735)		13,564

LOAN AGREEMENTS — 0.2%
HCA
4.1963%, 11/18/12 (B) (D)
(Cost $945)	979	917

NON-AGENCY MORTGAGE-BACKED SECURITY — 0.0%
Thirty-Seventh FHA Insurance Project
7.430%, 05/01/22 (D) (E)
(Cost $38)	38	38

	Number of Shares
PREFERRED STOCKS — 0.7%
Financial Conduits — 0.5%
Fannie Mae	42,500	1,035
Freddie Mac	45,000	1,130

		2,165

Financials — 0.2%
Merrill Lynch#	30,000	746

Total Preferred Stocks (Cost $2,979)		2,911

AFFILIATED MONEY MARKET FUND — 2.7%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $10,836)	10,835,859	10,836

Total Investments Before Collateral for Loaned Securities – 98.5% (Cost $408,881)		402,311

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 18.9%
Affiliated Money Market Fund — 6.8%
Advantage Institutional Money Market Fund, Class I†	27,557,548	27,558

	Par (000)
Master Note — 1.7%
Bear Stearns
2.580%, 06/02/08	$6,889	6,889

Medium Term Notes — 3.0%
Merrill Lynch
2.440%, 07/07/08 (B)	9,645	9,659
Morgan Stanley Dean Witter
2.180%, 04/03/09 (B)	1,378	1,378
2.210%, 04/15/09 (B)	1,378	1,378

		12,415

Repurchase Agreements — 7.4%
Bank of America
2.310%, 06/02/08	5,098	5,098

49

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — continued
Bear Stearns
2.450%, 06/05/08	$20,668	$20,668
Lehman Brothers
2.250%, 06/02/08	4,328	4,328

		30,094

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $76,956)‡		76,956

TOTAL INVESTMENTS — 117.4% (Cost $485,837)*		479,267

Other Assets & Liabilities — (17.4)%
Dividends Payable
Class I		(1,220)
Class A		(6)
Class B		(1)
Investment Advisory Fees Payable		(140)
12b-1 Fees Payable
Class I		(18)
Administration Fees Payable		(21)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(16)
Payable for Collateral for Loaned Securities		(76,956)
Payable for Investments Purchased		(2,784)
Payable for Shares of Beneficial Interest Redeemed		(365)
Other		10,670

Total Other Assets & Liabilities		(70,862)

TOTAL NET ASSETS — 100.0%		$408,405

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$411,302
Distributions in Excess of Net Investment Income		(53)
Undistributed Net Realized Gain on Investments and Foreign Currency		3,728
Net Unrealized Depreciation on Investments		(6,572)

Total Net Assets		$408,405

Net Asset Value, Offering and Redemption Price Per Share — Class I ($395,542,622 ÷ 39,185,497 outstanding shares of beneficial interest)		$10.09

Net Asset Value and Redemption Price Per Share — Class A ($11,261,562 ÷ 1,115,136 outstanding shares of beneficial interest)		$10.10

Maximum Offering Price Per Share — Class A ($10.10 ÷ 95.50%)		$10.58

Net Asset Value and Offering Price Per Share — Class B ($1,365,499 ÷ 134,819 outstanding shares of beneficial interest)		$10.13

Net Asset Value and Offering Price Per Share — Class C ($235,218 ÷ 23,259 outstanding shares of beneficial interest)		$10.11

*	Aggregate cost for Federal income tax purposes is (000) $485,980.

Gross unrealized appreciation (000)	$2,241
Gross unrealized depreciation (000)	(8,954)

Net unrealized depreciation (000)	$(6,713)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $75,168.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $12,144 and represents 3.0% of net assets as of May 31, 2008.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.
(C)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.
(D)	Illiquid Security. Total market value of illiquid securities is (000) $955 and represents 0.2% of net assets as of May 31, 2008.
(E)	Security fair valued using methods determined in good faith by the Board of Trustees.

Cl — Class

DN — Discount Note

FHA — Federal Housing Authority

FSB — Federal Savings Bank

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

See Notes to Financial Statements.

50

Allegiant Ultra Short Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 26.2%
U.S. Treasury Notes — 26.2%
4.750%, 02/28/09#	$2,315	$2,361
4.750%, 02/15/10#	6,315	6,550
4.500%, 04/30/09#	1,020	1,042
4.000%, 09/30/09	1,750	1,786
3.500%, 12/15/09#	5,240	5,321

Total U.S. Treasury Obligations (Cost $17,076)		17,060

ASSET BACKED SECURITIES — 19.1%
Automotive — 10.4%
Carmax Auto Owner Trust, Series 2005-1, Cl A4
4.350%, 03/15/10	1,080	1,083
Chase Manhattan Auto Owner Trust, Series 2006-A, Cl A4
5.360%, 01/15/13	1,000	1,014
Daimler Chrysler Auto Trust, Series 2006-B, Cl A3
5.330%, 08/08/10	757	763
DaimlerChrysler Auto Trust, Series 2005-B, Cl A3
4.040%, 09/08/09	62	62
Ford Credit Auto Owner Trust, Series 2006-C, ClA3
5.160%, 11/15/10	850	859
Honda Auto Receivables Owner Trust, Series 2006-2, Cl A3
5.300%, 07/21/10	529	533
Nissan Auto Receivables Owner Trust, Series 2005-B, Cl A3
3.990%, 07/15/09	148	148
USAA Auto Owner Trust, Series 2007-1, Cl A2
5.400%, 04/15/10	828	833
Wachovia Auto Owner Trust, Series 2005-A, Cl A3
4.060%, 09/21/09	143	144
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	644	646
World Omni Auto Receivables Trust, Series 2006-A, Cl A4
5.030%, 10/17/11	680	687

		6,772

Credit Cards — 8.0%
Bank One Issuance Trust, Series 2004-A1, Cl A1
3.450%, 10/17/11	1,450	1,449
Citibank Credit Card Issuance Trust, Series 2003-A9, Cl A9
2.775%, 11/22/10 (A)	750	749
Citibank Credit Card Master Trust I, Series 1999-2, Cl A
5.875%, 03/10/11	1,500	1,524
MBNA Credit Card Master Note Trust, Series 2003-A11, Cl A11
3.650%, 03/15/11	1,500	1,502

		5,224

Energy — 0.7%
Peco Energy Transition Trust, Series 1999-A, Cl A7
6.130%, 03/01/09	463	466

Total Asset Backed Securities (Cost $12,354)		12,462

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.7%
Federal Home Loan Bank — 5.7%
5.250%, 08/14/08	2,735	2,751
2.625%, 07/15/08	1,000	1,000

		3,751

Federal Home Loan Mortgage Corporation — 0.8%
4.750%, 03/05/09	500	508

Federal National Mortgage Association — 11.2%
5.375%, 08/15/09	4,000	4,119
5.125%, 09/02/08	3,145	3,166

		7,285

Total U.S. Government Agency Obligations (Cost $11,522)		11,544

CORPORATE BONDS — 15.0%
Cable — 0.6%
Comcast MO of Delaware
9.000%, 09/01/08	415	418

Financials — 8.9%
CIT Group
5.000%, 11/24/08#	175	172
Citigroup
4.250%, 07/29/09	900	899
FleetBoston Financial
7.375%, 12/01/09	625	651
HSBC Finance
8.000%, 07/15/10	340	356
John Deere Capital (MTN)
4.500%, 08/25/08	350	351
Lehman Brothers Holdings (MTN)
2.774%, 04/03/09 (A)	225	219
Merrill Lynch (MTN)
4.250%, 02/08/10	325	315
Morgan Stanley
4.000%, 01/15/10	350	345
National Westminster Bank PLC
7.375%, 10/01/09	345	357
Republic New York
5.875%, 10/15/08	445	447
Transamerica Finance
6.400%, 09/15/08	500	505
UBS Paine Webber Group
7.625%, 10/15/08	740	752
Wachovia
3.625%, 02/17/09	440	437

		5,806

Healthcare — 0.3%
WellPoint
4.250%, 12/15/09	165	163

51

Allegiant Ultra Short Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — 1.7%
American General Finance (MTN)
4.625%, 05/15/09	$425	$423
Genworth Financial
5.231%, 05/16/09	160	161
Reliastar Financial
6.500%, 11/15/08	500	506

		1,090

Real Estate Investment Trusts — 0.3%
Simon Property Group LP
3.750%, 01/30/09	220	218

Retail — 0.4%
Home Depot
3.750%, 09/15/09#	235	231

Telecommunications — 0.4%
GTE
7.510%, 04/01/09	280	288

Utilities — 2.4%
Alabama Power
5.375%, 10/01/08	580	582
Dominion Resources
5.125%, 12/15/09	233	236
Florida Power
3.078%, 11/14/08 (A)	160	159
Midamerican Funding LLC
6.339%, 03/01/09	310	316
Xcel Energy
3.400%, 07/01/08	245	245

		1,538

Total Corporate Bonds (Cost $9,769)		9,752

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1%
Bank of America Mortgage Securities, Series 2003-A, Cl 1A1
6.997%, 02/25/33 (A)	12	12
Chase Mortgage Finance, Series 2004-S3, Cl 2A1
5.250%, 03/25/34	1,093	1,094
Fannie Mae, Series 2002-61, Cl PE
5.500%, 05/25/16	686	691
Fannie Mae, Series 2003-35, Cl MB
4.500%, 06/25/13	527	526
Fannie Mae, Series 2003-60, Cl PA
3.500%, 04/25/19	318	317
Fannie Mae, Series 2005-51, Cl PA
5.500%, 01/25/25	1,270	1,288
Fannie Mae, Series 2005-63, Cl PQ
4.500%, 10/25/24	935	940
Freddie Mac, Series 2006-3138, Cl QA
5.500%, 02/15/25	641	654
Freddie Mac, Series 2527, Cl BN
5.000%, 02/15/16	813	819
Freddie Mac, Series 2714 Cl CK
4.000%, 06/15/24	244	244
Freddie Mac, Series 3053, Cl OA
5.500%, 06/15/25	1,161	1,179
Ginnie Mae, Series 2002-76, Cl TA
4.500%, 12/16/29	126	125

Total Collateralized Mortgage Obligations (Cost $7,816)		7,889

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 4.5%
Federal National Mortgage Association — 4.5%
5.500%, 12/01/11	1,197	1,211
5.094%, 01/01/36 (A)	1,682	1,713

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $2,882)		2,924

COMMERCIAL MORTGAGE-BACKED SECURITY — 2.0%
Credit Suisse First Boston Mortgage Securities, Series 2004-C1, Cl A2
3.516%, 01/15/37
(Cost $1,297)	1,345	1,341

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.8%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $1,157)	1,156,654	1,157

Total Investments Before Collateral for Loaned Securities – 98.4% (Cost $63,873)		64,129

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 20.0%
Affiliated Money Market Fund — 7.2%
Allegiant Advantage Institutional Money Market Fund, Class I†	4,679,776	4,680

	Par (000)
Master Note — 1.8%
Bear Stearns
2.580%, 06/02/08	$1,170	1,170

Medium Term Notes — 3.2%
Merrill Lynch
2.440%, 07/07/08 (A)	1,638	1,640
Morgan Stanley Dean Witter
2.180%, 04/03/09 (A)	234	234
2.210%, 04/15/09 (A)	234	234

		2,108

Repurchase Agreements — 7.8%
Bank of America
2.310%, 06/02/08	866	866
Bear Stearns
2.450%, 06/05/08	3,510	3,510

52

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — continued
Lehman Brothers
2.250%, 06/02/08	$735	$735

		5,111

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $13,069)‡		13,069

TOTAL INVESTMENTS — 118.4% (Cost $76,942)*		77,198

Other Assets & Liabilities — (18.4)%
Dividends Payable
Class I		(72)
Investment Advisory Fees Payable		(11)
12b-1 Fees Payable
Class I		(3)
Administration Fees Payable		(3)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(10)
Payable for Collateral for Loaned Securities		(13,069)
Payable for Shares of Beneficial Interest Redeemed		(29)
Other		1,198

Total Other Assets & Liabilities		(12,001)

TOTAL NET ASSETS — 100.0%		$65,197

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$67,500
Undistributed Net Investment Income		341
Accumulated Net Realized Loss on Investments		(2,900)
Net Unrealized Appreciation on Investments		256

Total Net Assets		$65,197

Net Asset Value, Offering and Redemption Price Per Share — Class I ($64,966,085 ÷ 6,493,579 outstanding shares of beneficial interest)		$10.00

Net Asset Value and Redemption Price Per Share — Class A ($230,539 ÷ 23,008 outstanding shares of beneficial interest)		$10.02

Maximum Offering Price Per Share — Class A ($10.02 ÷ 99.00%)		$10.12

*	Aggregate cost for Federal income tax purposes is (000) $76,942.

Gross unrealized appreciation (000)	$379
Gross unrealized depreciation (000)	(123)

Net unrealized appreciation (000)	$256

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $12,800.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2008.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

See Notes to Financial Statements.

53

Allegiant Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.4%
Arizona — 3.6%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/16	$1,000	$1,083
Tucson Street & Highway User Authority (RB) Series A (MBIA)
7.000%, 07/01/11	1,500	1,684

		2,767

California — 1.8%
California (GO)
5.000%, 04/01/17	1,000	1,071
Foothill/Eastern Corridor Capital Appreciation (RB) (ETM) (FSA)
4.894%, 01/01/29 (A)	750	270

		1,341

Colorado — 0.1%
Colorado Water Resource Power Development Authority (RB) Series A
6.300%, 09/01/14	35	35

Florida — 15.5%
Brevard County School Board (COP) Series C (AMBAC)
5.000%, 07/01/17	1,295	1,382
Florida Board of Education (GO) (ETM)
9.125%, 06/01/14	135	175
Florida Board of Education Capital Outlay (GO) Series D
5.750%, 06/01/22	1,000	1,054
Florida Department of Transportation (RB)
5.000%, 07/01/18	1,850	2,023
Gulf Breeze Capital Funding (RB) Series A (MBIA) (VRDN)
6.579%, 12/01/17	1,000	1,003
Hillsborough County Capital Improvement, Mosi & County Center Project (RB) (MBIA)
5.000%, 07/01/16	1,240	1,345
Orlando & Orange County Expressway Authority (RB) Series A (AMBAC)
5.250%, 07/01/16	1,500	1,602
Seminole County School Board (COP) Series A (AMBAC)
5.500%, 07/01/15	1,000	1,103
University of North Florida Financing Corporation, Housing Project (RB) (FGIC)
5.000%, 11/01/18	2,070	2,199

		11,886

Georgia — 7.6%
Atlanta Water & Wastewater Authority (RB) Series A (FGIC)
5.500%, 11/01/13	2,000	2,150
Fulton County Development Authority, Georgia Tech Athletic Association (RB) (AMBAC)
5.500%, 10/01/17	1,750	1,869
Georgia Municipal Electric Authority (RB) Series X (MBIA)
6.500%, 01/01/12	1,645	1,772
Georgia State (GO) Series B (ETM)
6.650%, 03/01/09	20	21

		5,812

Illinois — 4.9%
Chicago (GO) Series A (MBIA)
5.500%, 01/01/14	160	172
Illinois Highway Toll Authority (RB) Series A (FSA)
5.500%, 01/01/13	1,000	1,100
Lake County Community Consolidated School District Number 50, Woodland (GO) (FSA)
5.000%, 01/01/19	1,280	1,371
University of Illinois (RB) (MBIA)
5.000%, 04/01/18	1,000	1,081

		3,724

Indiana — 15.3%
Ball State University, Housing and Dining System (RB) (FSA)
5.000%, 07/01/21	2,190	2,311
East Chicago Elementary School Building Corporation, First Mortgage (RB)
6.250%, 01/05/16	1,750	1,899
Fort Wayne South Side School Building Corporation, First Mortgage (RB) (FSA)
4.750%, 07/15/11	500	502
Hammond Multi-School Building Corporation, First Mortgage (RB) Series B (ETM)
6.000%, 01/15/18	1,000	1,152
Purdue University (COP)
5.250%, 07/01/21	2,240	2,465
Wawasee Community School Corporation (RB) (FSA)
5.000%, 07/15/18	1,000	1,095
Westfield High School Building Corporation (RB) (FSA)
5.000%, 07/15/18	2,135	2,322

		11,746

Massachusetts — 0.7%
Massachusetts State Health & Educational Facilities Authority, Berklee College of Music (RB) Series A
5.000%, 10/01/17	500	536

Michigan — 4.3%
Kent County Hospital Finance Authority, Butterworth Hospital Project (RB) Series A
7.250%, 01/15/13	1,850	2,024
Michigan State Hospital Finance Authority, Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	1,039
Western School District (GO) (MBIA)
5.900%, 05/01/10	200	213

		3,276

Mississippi — 3.1%
Mississippi Development Bank Special Obligation (RB) Series A (AMBAC)
5.000%, 07/01/16	1,000	1,088

54

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Mississippi — continued
Mississippi Development Bank Special Obligation, Biloxi Mississippi Project (RB) Series A (AMBAC)
5.000%, 11/01/14	$1,190	$1,293

		2,381

Missouri — 1.5%
Missouri Environmental Improvement Authority, Revolving Fund Program (RB) Series B
5.500%, 07/01/16	1,000	1,140

New Jersey — 1.4%
New Jersey State Transportation Trust Fund Authority, Transportation System (RB) Series B (FGIC)
5.250%, 12/15/14	1,000	1,096

New Mexico — 1.7%
New Mexico Finance Authority (RB) (MBIA)
5.000%, 06/15/19	1,210	1,296

New York — 3.2%
Buffalo Sewer Authority (RB) Series F (FGIC)
6.000%, 07/01/13	1,300	1,399
New York State Power Authority, Prerefunded 01/01/10 @ 100 (RB)
7.000%, 01/01/18	1,000	1,068

		2,467

North Carolina — 3.0%
Iredell County, Iredell County School Project (COP) (AMBAC)
5.000%, 06/01/14	1,140	1,241
Mooresville (COP)
5.000%, 09/01/17	1,000	1,074

		2,315

Ohio — 1.2%
Ohio Housing Finance Agency, Single-Family Housing Mortgage, Prerefunded 01/15/13 @ 81.88 (RB) (FGIC)
6.399%, 01/15/15 (A)	1,340	929

Oklahoma — 4.2%
Grand River Dam Authority (RB) (AMBAC)
6.250%, 06/01/11	2,500	2,729
Oklahoma Development Finance Authority, St. John Health System (RB)
5.000%, 02/15/17	500	522

		3,251

South Carolina — 0.7%
Lexington County Health Services District, Lexington Medical Center (RB)
5.000%, 11/01/16	500	520

Tennessee — 1.3%
Knox County Health, Educational & Housing Facilities Board, University Health System (RB)
5.000%, 04/01/17	1,000	1,024

Texas — 9.5%
Austin Water & Wastewater System (RB) (MBIA)
5.000%, 11/15/17	1,000	1,088
Austin Water & Wastewater System (RB) Series A (AMBAC)
5.500%, 11/15/14	1,000	1,116
Comal Independent School District (GO) (PSF-GTD)
5.500%, 02/01/19	215	226
Conroe Independent School District (GO) (PSF-GTD)
5.500%, 02/15/15	195	198
Houston Water & Sewer System, Prerefunded 12/01/11 @ 100 (RB) Series A (FSA)
5.500%, 12/01/13	525	572
Houston Water & Sewer System (RB) Series A (FSA)
5.500%, 12/01/13	800	864
North Texas Health Facilities Development Corporation, United Regional Healthcare System (RB) (FSA)
5.000%, 09/01/17	800	873
Robinson Independent School District (GO) (PSF-GTD)
5.750%, 08/15/12	575	596
United Independent School District, Prerefunded 08/15/12 @ 100 (GO) (PSF-GTD)
5.375%, 08/15/16	1,585	1,738

		7,271

Utah — 1.4%
Intermountain Power Agency (RB) Series E (FSA)
6.250%, 07/01/09	1,000	1,044

Virginia — 1.4%
Virginia College Building Authority, Higher Education Financing Program (RB) Series A
5.000%, 09/01/15	1,000	1,104

Washington — 7.0%
King County School District Number 406 South Central (GO) (FSA)
5.000%, 12/01/17	1,300	1,400
Seattle Municipal Light & Power (RB)
5.625%, 12/01/18	2,000	2,111
Washington State (GO) Series D (AMBAC)
5.000%, 01/01/15	1,700	1,856

		5,367

Wisconsin — 1.7%
Milwaukee (GO) Series B10 (AMBAC)
5.000%, 02/15/18	1,235	1,319

Puerto Rico — 0.3%
Puerto Rico Electric Power Authority (RB) Series TT
5.000%, 07/01/17	200	208

Total Municipal Bonds (Cost $71,719)		73,855

55

Allegiant Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 2.2%
Allegiant Tax-Exempt Money Market Fund, Class I†
(Cost $1,702)	1,701,546	$1,702

TOTAL INVESTMENTS — 98.6% (Cost $73,421)*		75,557

Other Assets & Liabilities — 1.4%
Dividends Payable
Class I		(229)
Class A		(6)
Investment Advisory Fees Payable		(26)
12b-1 Fees Payable
Class I		(5)
Administration Fees Payable		(4)
Custody Fees Payable		(1)
Trustees’ Fees Payable		(8)
Payable for Shares of Beneficial Interest Redeemed		(132)
Other		1,448

Total Other Assets & Liabilities		1,037

TOTAL NET ASSETS — 100.0%		$76,594

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$74,246
Distributions in Excess of Net Investment Income		(235)
Undistributed Net Realized Gain on Investments		447
Net Unrealized Appreciation on Investments		2,136

Total Net Assets		$76,594

Net Asset Value, Offering and Redemption Price Per Share — Class I ($71,944,112 ÷ 7,328,958 outstanding shares of beneficial interest)		$9.82

Net Asset Value and Redemption Price Per Share — Class A ($4,466,258 ÷ 453,584 outstanding shares of beneficial interest)		$9.85

Maximum Offering Price Per Share — Class A ($9.85 ÷ 97.00%)		$10.15

Net Asset Value and Offering Price Per Share — Class B ($174,667 ÷ 17,795 outstanding shares of beneficial interest)		$9.82

Net Asset Value and Offering Price Per Share — Class C ($8,806 ÷ 898 outstanding shares of beneficial)		$9.81

*	Aggregate cost for Federal income tax purposes is (000) $73,033.

Gross unrealized appreciation (000)	$2,618
Gross unrealized depreciation (000)	(94)

Net unrealized appreciation (000)	$2,524

†	See Note 3 in Notes to Financial Statements.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — AMBAC Assurance Corporation

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

PSF-GTD — Permanent School Fund—Guaranteed

RB — Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

56

Allegiant Michigan Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.6%
Michigan — 98.3%
Allendale Public School District (GO) Series A (FSA)
5.500%, 05/01/16	$1,000	$1,136
Anchor Bay School District (GO) Series II (FGIC)
6.125%, 05/01/11	350	381
Ann Arbor Building Authority (GO) (MBIA)
5.000%, 03/01/15	1,215	1,325
Byron Center Public School (GO) (MBIA)
8.250%, 05/01/09	1,380	1,459
Detroit Downtown Development (GO) Series A (AMBAC)
6.250%, 07/15/11	1,600	1,752
Detroit Sewer Disposal (RB) Series C (FGIC)
5.250%, 07/01/16	1,145	1,261
Detroit Water Supply System (RB) (FGIC)
6.500%, 07/01/15	1,000	1,137
Detroit Water Supply System (RB) Series A (MBIA)
6.000%, 07/01/13	1,000	1,109
East Lansing Public Schools (GO) Series B (MBIA)
5.000%, 05/01/20	1,350	1,426
Forest Hills Public Schools (GO) (FSA)
5.000%, 05/01/17	1,000	1,102
Grand Rapids Building Authority (RB)
5.000%, 04/01/15	1,570	1,719
Grand Rapids Community College (GO) (FSA)
5.000%, 05/01/17	1,065	1,162
Grand Rapids Sanitation & Sewer Systems (RB) Series A (FGIC)
5.375%, 01/01/16	1,535	1,709
Haslett Public School District (GO) (MBIA)
5.000%, 05/01/15	1,030	1,125
Ingham County Building Authority (GO) (MBIA)
5.000%, 07/01/16	1,010	1,092
Jenison Public Schools (GO) (FGIC)
5.250%, 05/01/12	1,000	1,077
Kalamazoo Public Schools (GO) (FSA)
5.000%, 05/01/17	1,000	1,091
Kent County Hospital Finance Authority, Butterworth Hospital Project (RB) Series A
7.250%, 01/15/13	2,355	2,577
Lake Orion Community School District (GO) (MBIA)
5.000%, 05/01/20	1,000	1,057
Lansing Building Authority (GO) (AMBAC)
5.000%, 06/01/19	1,130	1,202
Michigan State Building Authority, Facilities Program (RB) Series II (AMBAC)
5.000%, 10/15/15	1,000	1,089
Michigan State Environmental Protection Program (GO)
6.250%, 11/01/12	1,250	1,340
Michigan State Hospital Finance Authority, Harper-Grace Hospitals (RB) (ETM)
7.125%, 05/01/09	155	158
Michigan State Hospital Finance Authority, Henry Ford Health System (RB) (ETM) (AMBAC)
6.000%, 09/01/11	500	545
6.000%, 09/01/12	1,000	1,108
Michigan State Hospital Finance Authority (RB) (ETM) Series P (MBIA)
5.375%, 08/15/14	285	302
Michigan State Strategic Fund Limited Obligation, Detroit Edison Project (RB) Series AA (FGIC)
6.950%, 05/01/11	2,000	2,172
Michigan State Trunk Line (RB) (FSA)
5.250%, 11/01/16	1,170	1,313
5.000%, 11/01/18	1,000	1,101
Michigan State Trunk Line (RB) Series A (MBIA)
5.250%, 11/01/15	2,000	2,224
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	1,035	1,103
Paw Paw Public School District (GO) (FGIC)
6.500%, 05/01/09	335	348
Plainwell Community Schools (GO) (FSA)
5.000%, 05/01/18	1,000	1,066
Rochester Community School District (GO) (FSA Q-SBLF)
5.000%, 05/01/15	1,000	1,082
Thornapple Kellogg School District (GO) (MBIA) (Q-SBLF)
5.000%, 05/01/18	1,045	1,123
Troy City School District (GO) (MBIA)
5.000%, 05/01/17	1,175	1,270
Utica Community Schools (GO) (Q-SBLF)
4.000%, 05/01/18	275	279
Utica Community Schools, School Building and Site, Prerefunded 05/01/13 @ 100 (GO) (Q-SBLF)
5.500%, 05/01/17	500	553
Warren Woods Public Schools (GO) (FSA)
5.000%, 05/01/17	1,645	1,795
West Branch Rose City Area School District (GO) (FSA)
5.000%, 05/01/19	1,030	1,095
Western School District (GO) (MBIA)
5.900%, 05/01/10	950	1,010

		47,975

Puerto Rico — 0.3%
Commonwealth of Puerto Rico (GO) Series A (FSA)
5.500%, 07/01/17	100	111

Total Municipal Bonds (Cost $45,986)		48,086

	Number of Shares
MONEY MARKET FUND — 1.0%
JPMorgan Michigan Municipal Money Market Fund
(Cost $504)	504,072	504

57

Allegiant Michigan Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

Value (000)
TOTAL INVESTMENTS — 99.6% (Cost $46,490)*	$48,590

Other Assets & Liabilities — 0.4%
Dividends Payable
Class I	(116)
Class A	(8)
Investment Advisory Fees Payable	(17)
12b-1 Fees Payable
Class I	(3)
Class A	(1)
Administration Fees Payable	(3)
Custody Fees Payable	(1)
Trustees’ Fees Payable	(6)
Payable for Shares of Beneficial Interest Redeemed	(112)
Other	479

Total Other Assets & Liabilities	212

TOTAL NET ASSETS — 100.0%	$48,802

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$46,456
Distributions in Excess of Net Investment Income	(94)
Undistributed Net Realized Gain on Investments	340
Net Unrealized Appreciation on Investments	2,100

Total Net Assets	$48,802

Net Asset Value, Offering and Redemption Price Per Share — Class I ($36,527,910 ÷ 3,627,338 outstanding shares of beneficial interest)	$10.07

Net Asset Value and Redemption Price Per Share — Class A ($11,971,102 ÷ 1,189,489 outstanding shares of beneficial interest)	$10.06

Maximum Offering Price Per Share — Class A ($10.06 ÷ 97.00%)	$10.37

Net Asset Value and Offering Price Per Share — Class B ($248,408 ÷ 24,636 outstanding shares of beneficial interest)	$10.08

Net Asset Value and Offering Price Per Share — Class C ($54,640 ÷ 5,416 outstanding shares of beneficial interest)	$10.09

*	Aggregate cost for Federal income tax purposes is (000) $46,400.

Gross unrealized appreciation (000)	$2,195
Gross unrealized depreciation (000)	(5)

Net unrealized appreciation (000)	$2,190

AMBAC — Ambac Assurance Corporation

ETM — Escrowed to Maturity
FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

Q-SBLF — Qualified State Bond Loan Fund

RB — Revenue Bond

See Notes to Financial Statements.

58

Allegiant Ohio Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.6%
Ohio — 94.8%
Akron (GO) (ETM)
6.000%, 12/01/12	$1,000	$1,086
Akron Economic Development (RB) (MBIA)
6.000%, 12/01/12	935	1,020
5.750%, 12/01/09	1,680	1,716
Akron Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,641
Ashland City School District, Elementary Schools Facilities Project (COP) (AMBAC)
5.100%, 12/01/09	245	255
5.000%, 12/01/08	200	203
Bellefontaine City School District, Prerefunded 12/01/09 @ 101 (GO) (MBIA)
5.750%, 12/01/18	505	537
Bowling Green State University, Prerefunded 06/01/10 @ 101 (RB) (FGIC)
5.750%, 06/01/12	1,000	1,075
Centerville Capital Facilities (GO) (MBIA)
5.650%, 12/01/18	45	45
Cincinnati (GO) Series A
5.000%, 12/01/15	1,210	1,334
5.000%, 12/01/16	1,260	1,391
Clermont County Water Works, Sewer District Project (RB) (AMBAC)
5.250%, 08/01/15	2,830	3,073
Cleveland Packaging Facilities (RB) (FSA)
5.250%, 09/15/20	1,220	1,365
5.250%, 09/15/22	1,790	2,005
Cleveland Public Power Systems, First Mortgage (RB) Series 1 (MBIA)
6.000%, 11/15/10	445	481
Cleveland Waterworks (RB) Series H (MBIA)
5.625%, 01/01/13	35	35
Cleveland Waterworks (RB) Series N (MBIA)
5.000%, 01/01/18	1,990	2,127
Columbus (GO) Series C
5.000%, 07/15/14	1,270	1,394
Cuyahoga County (GO)
5.650%, 05/15/18	600	688
Delaware County Capital Facilities, Prerefunded 12/01/10 @ 101 (GO)
6.000%, 12/01/12	545	598
6.000%, 12/01/13	575	630
Dublin City School District (GO) (MBIA)
5.000%, 12/01/18	1,000	1,072
Erie County Garbage & Refuse Landfill Improvement (GO) (FSA)
5.500%, 12/01/20	1,305	1,430
Fairfield City School District Improvement (GO) (FGIC)
5.500%, 12/01/15	1,000	1,078
Franklin County (GO)
5.000%, 12/01/15	1,875	2,075
5.000%, 12/01/16	950	1,043
Greater Cleveland Regional Transportation Authority, Prerefunded 12/01/11 @ 100 (GO) Series A (MBIA)
5.000%, 12/01/19	495	532
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,628
Hamilton City School District (GO) (MBIA)
5.000%, 12/01/18	2,100	2,235
Hamilton City School District (GO) Series A
6.150%, 12/01/13	1,000	1,148
Hamilton County Sales Tax (RB) Series A (AMBAC)
5.000%, 12/01/17	2,000	2,155
Hamilton County Sewer System (RB) Series B (MBIA)
5.000%, 12/01/17	1,325	1,427
Hilliard (GO) (MBIA)
5.000%, 12/01/21	1,000	1,052
Lakota Local School District (GO) (FGIC)
5.500%, 12/01/15	1,245	1,402
Lebanon City School District, Prerefunded 12/01/11 @ 100 (GO) (FSA)
5.500%, 12/01/16	2,000	2,184
Licking County Joint Vocational School District (GO) (MBIA)
5.375%, 12/01/17	1,670	1,792
Mad River Local School District (GO) (FGIC)
5.750%, 12/01/14	1,060	1,182
Massillon (GO) (AMBAC)
5.500%, 12/01/18	1,405	1,509
Miami University General Receipts (RB) (AMBAC)
5.500%, 12/01/13	2,125	2,358
5.000%, 09/01/15	1,695	1,849
Middletown (GO) (FGIC)
5.750%, 12/01/12	650	691
5.750%, 12/01/13	640	680
Montgomery County (GO)
5.500%, 12/01/20	1,515	1,599
5.375%, 12/01/16	1,250	1,318
Montgomery County Solid Waste Authority (RB) (MBIA)
5.350%, 11/01/10	900	901
5.125%, 11/01/08	500	501
Ohio Capital Corporation For Housing (RB) Series D (FHA)
5.350%, 02/01/09	35	36
5.350%, 02/01/09	185	189
Ohio Capital Corporation for Housing Mortgage (RB) Series D (FHA)
5.350%, 02/01/09	60	61
Ohio Common School Capital Facility (GO) Series B
5.500%, 09/15/13	2,640	2,941
Ohio Department of Administrative Services Office Project (COP) (AMBAC)
5.000%, 12/15/12	1,210	1,235
Ohio Housing Finance Agency (RB) Series A (FSA)
5.000%, 04/01/16	1,590	1,734
Ohio State Building Authority, Adult Correctional Building Fund Projects (RB) Series B
5.250%, 04/01/15	2,105	2,334
Ohio State Cultural and Sports Capital Facilities (RB) Series A (FSA)
5.000%, 04/01/17	1,615	1,761

59

Allegiant Ohio Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB)
6.250%, 10/01/17	$4,310	$5,099
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series C
5.000%, 12/01/17	595	642
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) (VRDN)
5.050%, 07/01/37	1,500	1,618
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB)
5.250%, 10/01/14	1,045	1,158
Ohio State Higher Educational Facilities Commission, University of Dayton 2001 Project (RB) (AMBAC)
5.500%, 12/01/11	1,400	1,518
Ohio State Higher Educational Facilities Commission, Wittenberg University Project (RB)
5.500%, 12/01/18	1,870	1,935
Ohio State Water Development Authority, Drinking Water Assistance Fund (RB) Series B
5.000%, 06/01/15	1,345	1,484
5.000%, 12/01/15	1,260	1,396
Ohio State Water Development Authority, Fresh Water Project (RB) Series B (FSA)
5.500%, 12/01/20	1,835	2,100
Ohio State Water Development Authority, Pure Water Project (RB) (ETM) Series I (AMBAC)
7.250%, 12/01/08	75	76
Ohio Turnpike Commission Authority (RB) Series A (FGIC)
5.500%, 02/15/17	2,000	2,245
5.500%, 02/15/18	1,000	1,123
Olentangy Local School District, Unrefunded (GO) (FSA)
5.500%, 12/01/19	35	38
Ottawa County (GO) (MBIA)
5.400%, 09/01/11	500	513
Perrysburg Exempted Village School District (GO) Series B (FSA)
5.750%, 12/01/12	1,225	1,367
Princeton City School District, Prerefunded 12/01/13 @ 100 (GO) (MBIA)
5.250%, 12/01/17	2,025	2,249
Richland County (GO) (AMBAC)
5.200%, 12/01/08	465	466
Sharonville (GO) (FGIC)
5.250%, 06/01/13	1,000	1,089
Southwest Licking Local School District (GO) (FGIC)
5.750%, 12/01/15	550	612
5.750%, 12/01/16	400	447
Springboro Sewer System (RB) (MBIA)
5.700%, 06/01/18	1,260	1,262
Strongsville City School District (GO) (MBIA)
5.200%, 12/01/09	170	177
Summit County, Prerefunded 12/01/10 @ 101 (GO) (FGIC)
6.250%, 12/01/11	1,235	1,363
Teays Valley Local School District, Prerefunded 12/01/10 @ 100 (GO) (FGIC)
5.000%, 12/01/19	1,070	1,135
Troy City School District (GO) (FSA)
5.000%, 12/01/18	1,065	1,139
University of Cincinnati General Receipts (RB) Series D (AMBAC)
5.000%, 06/01/16	2,000	2,168
University of Cincinnati General Receipts (RB) Series T
5.500%, 06/01/11	1,110	1,188
Upper Arlington City School District (GO) (FSA)
5.000%, 12/01/15	2,000	2,199
Valley View Village Street Improvement (GO) (AMBAC)
5.550%, 12/01/20	450	478
Washington County Hospital Facility Authority, Marietta Area Healthcare Project (RB) (FSA)
5.375%, 09/01/18	1,500	1,536
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,450
West Geauga Local School District (GO) (AMBAC)
8.250%, 11/01/12	710	862
Wyoming City School District (GO) Series B (FGIC)
5.750%, 12/01/13	135	151
5.750%, 12/01/14	690	780
5.750%, 12/01/15	740	843
5.750%, 12/01/16	800	915
5.750%, 12/01/17	400	459

		114,111

Puerto Rico — 2.8%
Commonwealth of Puerto Rico Highway & Transportation Authority (RB) Series Z (MBIA)
6.250%, 07/01/14	1,295	1,456
Commonwealth of Puerto Rico Infrastructure Financing Authority (STRB) Series C (AMBAC)
5.500%, 07/01/17	160	172
Puerto Rico Electric Power Authority (RB) Series TT
5.000%, 07/01/17	300	311
5.000%, 07/01/18	500	515
Puerto Rico Electric Power Authority (RB) Series VV
5.500%, 07/01/20	800	852

		3,306

Total Municipal Bonds (Cost $113,724)		117,417

60

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.8%
Allegiant Ohio Municipal Money Market Fund, Class I†
(Cost $1,001)	1,000,823	$1,001

TOTAL INVESTMENTS — 98.4% (Cost $114,725)*		118,418

Other Assets & Liabilities — 1.6%
Dividends Payable
Class I		(340)
Class A		(5)
Class C		(1)
Investment Advisory Fees Payable		(41)
12b-1 Fees Payable
Class I		(6)
Class A		(1)
Administration Fees Payable		(6)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(8)
Payable for Shares of Beneficial Interest Redeemed		(273)
Other		2,609

Total Other Assets & Liabilities		1,926

TOTAL NET ASSETS — 100.0%		$120,344

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$116,898
Distributions in Excess of Net Investment Income		(65)
Accumulated Net Realized Loss on Investments		(182)
Net Unrealized Appreciation on Investments		3,693

Total Net Assets		$120,344

Net Asset Value, Offering and Redemption Price Per Share — Class I ($109,257,859 ÷ 9,852,108 outstanding shares of beneficial interest)		$11.09

Net Asset Value and Redemption Price Per Share — Class A ($9,771,686 ÷ 884,175 outstanding shares of beneficial interest)		$11.05

Maximum Offering Price Per Share — Class A ($11.05 ÷ 97.00%)		$11.39

Net Asset Value and Offering Price Per Share — Class B ($666,606 ÷ 60,433 outstanding shares of beneficial interest)		$11.03

Net Asset Value and Offering Price Per Share — Class C ($647,574 ÷ 58,672 outstanding shares of beneficial interest)		$11.04

*	Aggregate cost for Federal income tax purposes is (000) $114,725.

Gross unrealized appreciation (000)	$3,800
Gross unrealized depreciation (000)	(107)

Net unrealized appreciation (000)	$3,693

†	See Note 3 in Notes to Financial Statements.

AMBAC — Ambac Assurance Corporation

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Corporation

FHA — Federal Housing Authority

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association.

RB — Revenue Bond

STRB — Short Term Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

61

Allegiant Pennsylvania Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL BONDS — 94.3%
Pennsylvania — 83.0%
Allegheny County Higher Education Authority, Duquesne University Project (RB) (AMBAC)
6.500%, 03/01/10	$380	$406
Allegheny County Higher Education Authority, Duquesne University Project (RB) (ETM) Series A (AMBAC)
5.000%, 04/01/19	500	527
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 09/01/18	500	524
Allegheny County Sewer Sanitation Authority (RB) (MBIA)
5.750%, 12/01/09	225	234
Blair County (GO) Series A (AMBAC)
5.375%, 08/01/13	270	294
Blair County Hospital Authority, Altoona Hospital Project (RB) Series A (AMBAC)
5.250%, 07/01/09	300	304
Central Dauphin School District (GO) (FSA)
5.000%, 12/01/20	1,000	1,055
Erie County, Prerefunded 09/01/15 @ 100 (GO) Series B (FGIC)
5.000%, 09/01/21	920	1,017
Garnet Valley School District (GO) (FGIC)
5.375%, 04/01/13	500	537
Gettysburg College Municipal Authority (RB) (MBIA)
5.375%, 08/15/13	1,000	1,102
Hempfield Township Municipal Authority, Westmoreland County (RB) (FSA)
5.000%, 09/01/16	1,550	1,694
Montgomery County (GO) Series B
5.250%, 10/15/17	1,165	1,310
Moon Area School District (GO) Series A (FGIC)
5.202%, 11/15/11 (A)	1,070	954
North Hills School District, Prerefunded 12/15/15 @ 100 (GO) (FSA)
5.000%, 12/15/19	1,055	1,171
North Huntingdon Township (RB) (AMBAC)
5.500%, 04/01/15	1,025	1,093
Northampton County General Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,117
Parkland School District (GO) (FGIC)
5.375%, 09/01/14	1,000	1,106
Pennsylvania Convention Center Authority (RB) (ETM) Series A (FGIC)
6.000%, 09/01/19	3,000	3,538
Pennsylvania State (GO)
5.000%, 01/01/15	1,000	1,094
Pennsylvania State Higher Educational Facilities Authority, State System of Higher Education (RB) Series AF (MBIA)
5.000%, 06/15/17	1,000	1,095
Pennsylvania State Turnpike Commission (RB) Series A (FSA)
5.000%, 07/15/15	915	1,007
Pennsylvania State Intergovernmental Cooperative Authority, Special Tax, City of Philadelphia Funding Program (RB) (FGIC)
5.250%, 06/15/17	500	507
Pennsylvania State University (RB)
5.250%, 08/15/13	1,000	1,100
5.000%, 03/01/13	1,000	1,082
Philadelphia Hospital Authority, Graduate Hospital Project (RB) (ETM)
7.000%, 07/01/10	135	141
Philadelphia Water & Wastewater Authority (RB) (MBIA)
6.250%, 08/01/11	200	220
Pittsburgh Area School District (GO) Series A (FSA)
5.250%, 09/01/12	1,000	1,091
Pittsburgh Public Parking Authority (RB) (ETM) (AMBAC)
6.000%, 12/01/09	945	999
Southeastern Transportation Authority (RB) Series A (FGIC)
5.250%, 03/01/17	1,070	1,094
State Public School Building Authority, Delaware County Community College Project, Prerefunded 10/01/10 @ 100 (RB) (MBIA)
5.750%, 10/01/16	150	162
Tredyffrin-Easttown School District (GO)
5.000%, 02/15/15	500	548
Washington County Lease Authority, Special Sub-Series (RB) (ETM)
7.875%, 12/15/18	1,000	1,350
West Whiteland Municipal Sewer Authority (RB) (ETM)
6.400%, 09/15/13	240	261
York County (GO) (MBIA)
5.000%, 06/01/17	1,000	1,083

		30,817

Puerto Rico — 11.3%
Commonwealth of Puerto Rico Highway & Transportation Authority (RB) Series BB (FSA)
5.250%, 07/01/22	400	436
Commonwealth of Puerto Rico Infrastructure Financing Authority (STRB) Series C (AMBAC)
5.500%, 07/01/17	1,840	1,985
Commonwealth of Puerto Rico (GO) Series A (FSA)
5.500%, 07/01/17	1,400	1,554
Puerto Rico Electric Power Authority (RB) Series VV
5.500%, 07/01/20	200	213

		4,188

Total Municipal Bonds (Cost $33,655)		35,005

62

Allegiant Pennsylvania Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 3.0%
Allegiant Pennsylvania Tax-Exempt Money Market Fund, Class I†
(Cost $1,121)	1,121,378	$1,121

TOTAL INVESTMENTS — 97.3% (Cost $34,776)*		36,126

Other Assets & Liabilities – 2.7%		1,010

TOTAL NET ASSETS — 100.0%		$37,136

*	Aggregate cost for Federal income tax purposes is (000) $34,776.

Gross unrealized appreciation (000)	$1,402
Gross unrealized depreciation (000)	(52)

Net unrealized appreciation (000)	$1,350

†	See Note 3 in Notes to Financial Statements.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — Ambac Assurance Corporation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

RB — Revenue Bond

STRB — Special Tax Revenue Bond

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2008

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $33,655)	$35,005
Investments in affiliates at value, (Cost $1,121)	1,121
Receivable for investments sold	579
Receivable for shares of beneficial interest sold	35
Interest receivable	544
Prepaid expenses	2

Total Assets	37,286

LIABILITIES
Payable for shares of beneficial interest purchased	13
Dividends payable
Class I	101
Class A	2
Investment advisory fees payable	13
12b-1 fees payable
Class I	2
Administration fees payable	2
Custody fees payable	1
Transfer agent fees payable	1
Trustee fees payable	3
Other liabilities	12

Total Liabilities	150

TOTAL NET ASSETS	$37,136

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$35,563
Distributions in Excess of Net Investment Income	(47)
Undistributed Net Realized Gain on Investments	270
Net Unrealized Appreciation on Investments	1,350

Total Net Assets	$37,136

Net Asset Value, Offering and Redemption Price Per Share — Class I ($34,316,931 ÷ 3,299,022 outstanding shares of beneficial interest)	$10.40

Net Asset Value and Redemption Price Per Share — Class A ($2,199,154 ÷ 211,028 outstanding shares of beneficial interest)	$10.42

Maximum Offering Price Per Share — Class A ($10.42 ÷ 97.00%)	$10.74

Net Asset Value and Offering Price Per Share — Class C ($620,150 ÷ 59,549 outstanding shares of beneficial interest)	$10.41

See Notes to Financial Statements.

63

Allegiant Fixed Income Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2008

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund*	Intermediate Bond Fund
Investment Income:
Interest	$18,484	$13,082	$43	$17,164
Dividends	48	—	—	—
Income from affiliate(1)	279	181	—	243
Security lending income from non-affiliated investments	286	20	—	502
Security lending income from affiliated funds(1)	1	—	—	3

Total Investment Income	19,098	13,283	43	17,912

Expenses:
Investment advisory fees	1,958	1,330	3	1,963
Administration fees	214	145	—	214
12b-1 fees:
Class I	52	34	—	52
Class A	1	2	—	1
Class B	3	22	—	32
Class C	1	9	—	4
Shareholder services fees:
Class A	16	29	—	21
Class B	1	7	—	11
Class C	—	3	—	1
Transfer agent fees	54	55	—	64
Custodian fees	31	40	1	29
Professional fees	28	22	21	26
Pricing service fees	17	86	—	14
Printing and shareholder reports	18	11	10	17
Registration and filing fees	28	30	1	27
Trustees’ fees	20	14	—	19
Miscellaneous	25	21	3	24

Total Expenses	2,467	1,860	39	2,519

Less:
Waiver of investment advisory fees(1)	(356)	(363)	(3)	(535)
Expense reimbursements(1)	—	—	(32)	—

Net Expenses	2,111	1,497	4	1,984

Net Investment Income	16,987	11,786	39	15,928

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	4,430	1,246	1	5,829
Net change in unrealized appreciation/depreciation on investments	1,061	3,767	(52)	2,950

Net Gain (Loss) on Investments	5,491	5,013	(51)	8,779

Net Increase from Payment by Affiliate(2)	102	68	—	106

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,580	$16,867	$(12)	$24,813

*	Commenced operations on April 29, 2008.
(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

64

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$7,033	$21,238	$3,047
Dividends	—	57	—
Income from affiliate(1)	101	408	70
Security lending income from non-affiliated investments	131	616	53
Security lending income from affiliated funds(1)	2	7	1

Total Investment Income	7,267	22,326	3,171

Expenses:
Investment advisory fees	690	2,258	273
Administration fees	92	246	41
12b-1 fees:
Class I	22	60	10
Class A	1	2	—
Class B	4	11	—
Class C	3	2	—
Shareholder services fees:
Class A	8	27	3
Class B	1	4	—
Class C	1	1	—
Transfer agent fees	24	237	7
Custodian fees	19	32	11
Professional fees	14	34	9
Pricing service fees	16	20	10
Printing and shareholder reports	8	20	5
Registration and filing fees	26	36	13
Trustees’ fees	8	23	4
Miscellaneous	13	27	8

Total Expenses	950	3,040	394

Less:
Waiver of investment advisory fees(1)	(153)	(616)	(137)

Net Expenses	797	2,424	257

Net Investment Income	6,470	19,902	2,914

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,692	6,223	482
Net realized gain on foreign currency transactions	—	1,054	—
Net realized gain on swap agreements	—	96	—
Net change in unrealized appreciation/depreciation on investments and swap agreements	844	(2,974)	328
Net change in unrealized appreciation/depreciation on foreign currency translation	—	4	—

Net Gain on Investments	2,536	4,403	810

Net Increase from Payment by Affiliate(2)	59	82	33

Net Increase in Net Assets Resulting from Operations	$9,065	$24,387	$3,757

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

65

Allegiant Tax Exempt Bond Funds

STATEMENTS OF OPERATIONS (000)

Year ended May 31, 2008

	Intermediate Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund
Investment Income:
Interest	$3,940	$2,489	$5,469	$1,550
Income from affiliate(1)	19	14	22	17

Total Investment Income	3,959	2,503	5,491	1,567

Expenses:
Investment advisory fees	490	296	706	214
Administration fees	53	32	77	23
12b-1 fees:
Class I	13	6	18	4
Class A	1	2	1	—
Class B	2	3	5	—
Class C	—	—	5	4
Shareholder services fees:
Class A	12	31	25	5
Class B	1	1	2	—
Class C	—	—	2	1
Transfer agent fees	13	12	18	5
Custodian fees	9	6	12	5
Professional fees	13	14	14	7
Pricing service fees	11	6	17	7
Printing and shareholder reports	4	2	6	2
Registration and filing fees	19	18	9	5
Trustees’ fees	5	3	7	2
Miscellaneous	11	9	11	8

Total Expenses	657	441	935	292

Less:
Waiver of investment advisory fees(1)	(134)	(81)	(193)	(59)

Net Expenses	523	360	742	233

Net Investment Income	3,436	2,143	4,749	1,334

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	256	704	574	290
Net change in unrealized appreciation/depreciation on investments	631	(69)	1,329	358

Net Gain on Investments	887	635	1,903	648

Net Increase from Payment by Affiliate(2)	17	12	19	6

Net Increase in Net Assets Resulting from Operations	$4,340	$2,790	$6,671	$1,988

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

66

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Allegiant Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Year Ended		For the Year Ended		For the Period
	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	April 29, 2008** - May 31, 2008
Investment Activities:
Net investment income	$16,987	$16,757	$11,786	$13,163	$39
Net realized gain (loss) on investments sold, foreign currency transactions and swap agreements	4,430	1,906	1,246	1,931	1
Net change in unrealized appreciation/depreciation on investments, swap agreements and foreign currency translation	1,061	4,181	3,767	1,705	(52)
Net increase from payment by affiliate(1)	102	—	68	—	—

Net increase (decrease) in net assets resulting from operations	22,580	22,844	16,867	16,799	(12)

Dividends to Shareholders:
Dividends from net investment income:
Class I	(16,723)	(15,719)	(11,202)	(12,431)	(38)
Class A	(285)	(294)	(552)	(690)	(1)
Class B	(15)	(23)	(115)	(137)	—
Class C	(7)	(6)	(46)	(71)	—

Total dividends	(17,030)	(16,042)	(11,915)	(13,329)	(39)

Share Transactions:
Proceeds from shares issued:
Class I	43,057	54,908	24,161	51,388	6,350
Class A	431	386	1,636	1,150	284
Class B	68	23	43	30
Class C	94	—	18	111
Reinvestment of dividends:
Class I	3,734	2,850	1,648	1,927	38
Class A	197	198	399	492	1
Class B	12	20	87	101	—
Class C	6	6	35	57	—

Total proceeds from shares issued and reinvested	47,599	58,391	28,027	55,256	6,673

Value of shares redeemed:
Class I	(107,270)	(66,414)	(96,584)	(57,641)	—
Class A	(1,026)	(1,825)	(2,240)	(6,067)	(80)
Class B	(316)	(177)	(477)	(870)	—
Class C	(80)	(15)	(548)	(829)	—

Total value of shares redeemed	(108,692)	(68,431)	(99,849)	(65,407)	(80)

Increase (decrease) in net assets from share transactions	(61,093)	(10,040)	(71,822)	(10,151)	6,593

Total increase (decrease) in net assets	(55,543)	(3,238)	(66,870)	(6,681)	6,542

Net Assets:
Beginning of period	364,682	367,920	260,420	267,101	—

End of period*	$309,139	$364,682	$193,550	$260,420	$6,542

* Including undistributed (distributions in excess of) net investment income	$221	$111	$244	$59	$—

(1)	See Note 11 in Notes to Financial Statements.
**	Commencement of operations.

See Notes to Financial Statements.

68

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund		Ultra Short Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007

$15,928	$16,671	$6,470	$6,803	$19,902	$17,484	$2,914	$3,659
5,829	578	1,692	(90)	7,373	1,228	482	(134)
2,950	3,935	844	1,650	(2,970)	2,953	328	576
106	—	59	—	82	—	33	—

24,813	21,184	9,065	8,363	24,387	21,665	3,757	4,101

(15,488)	(15,351)	(6,254)	(6,626)	(19,591)	(16,788)	(2,873)	(3,553)
(366)	(365)	(133)	(159)	(510)	(360)	(51)	(60)
(150)	(156)	(16)	(22)	(57)	(48)	—	—
(17)	(14)	(13)	(15)	(9)	(9)	—	—

(16,021)	(15,886)	(6,416)	(6,822)	(20,167)	(17,205)	(2,924)	(3,613)

86,383	43,003	21,315	17,172	151,469	147,441	13,466	6,898
404	551	118	68	3,129	4,649	34	19
188	1	27	—	94	354	—	—
588	77	—	—	35	148	—	—

4,699	4,145	3,163	2,941	6,164	5,063	1,827	2,056
312	308	95	112	437	292	45	57
137	144	13	19	38	34	—	—
16	13	12	12	6	8	—	—

92,727	48,242	24,743	20,324	161,372	157,989	15,372	9,030

(84,308)	(115,473)	(42,822)	(37,143)	(165,296)	(83,884)	(22,250)	(36,438)
(1,694)	(2,856)	(1,025)	(1,369)	(2,149)	(1,409)	(1,281)	(218)
(1,054)	(726)	(74)	(339)	(227)	(111)	—	—
(439)	(147)	(31)	(112)	(59)	(123)	—	—

(87,495)	(119,202)	(43,952)	(38,963)	(167,731)	(85,527)	(23,531)	(36,656)

5,232	(70,960)	(19,209)	(18,639)	(6,359)	72,462	(8,159)	(27,626)

14,024	(65,662)	(16,560)	(17,098)	(2,139)	76,922	(7,326)	(27,138)

355,313	420,975	160,207	177,305	410,544	333,622	72,523	99,661

$369,337	$355,313	$143,647	$160,207	$408,405	$410,544	$65,197	$72,523

$228	$194	$(179)	$(284)	$(53)	$(945)	$341	$325

69

Allegiant Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Intermediate Tax Exempt Bond Fund
	For the Year Ended
	May 31, 2008	May 31, 2007
Investment Activities:
Net investment income	$3,436	$4,350
Net realized gain on investments sold	256	960
Net change in unrealized appreciation/depreciation on investments	631	(1,230)
Net increase from payment by affiliate(1)	17	—

Net increase in net assets resulting from operations	4,340	4,080

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,264)	(4,127)
Class A	(171)	(211)
Class B	(9)	(12)
Class C	—	—
Distributions from net realized capital gains:
Class I	(350)	(1,058)
Class A	(20)	(57)
Class B	(1)	(4)
Class C	—	—

Total dividends and distributions	(3,815)	(5,469)

Share Transactions:
Proceeds from shares issued:
Class I	5,837	9,801
Class A	274	2,174
Class C	9	—
Reinvestment of dividends and distributions:
Class I	88	192
Class A	111	161
Class B	8	14
Class C	—	—

Total proceeds from shares issued and reinvested	6,327	12,342

Value of shares redeemed:
Class I	(32,613)	(25,485)
Class A	(1,763)	(2,478)
Class B	(241)	(22)
Class C	(6)	(34)

Total value of shares redeemed	(34,623)	(28,019)

Decrease in net assets from share transactions	(28,296)	(15,677)

Total decrease in net assets	(27,771)	(17,066)

Net Assets:
Beginning of year	104,365	121,431

End of year*	$76,594	$104,365

* Including distributions in excess of net investment income	$(235)	$(375)

(1)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

70

Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007

$2,143	$2,970	$4,749	$5,295	$1,334	$1,526
704	1,320	574	539	290	219
(69)	(1,665)	1,329	(612)	358	(57)
12	—	19	—	6	—

2,790	2,625	6,671	5,222	1,988	1,688

(1,664)	(2,286)	(4,385)	(4,891)	(1,259)	(1,443)
(479)	(662)	(346)	(363)	(68)	(69)
(11)	(18)	(20)	(24)	—	—
(1)	(4)	(17)	(18)	(14)	(14)

(766)	(708)	—	—	(164)	(114)
(233)	(226)	—	—	(10)	(6)
(5)	(7)	—	—	—	—
(1)	(1)	—	—	(2)	(2)

(3,160)	(3,912)	(4,768)	(5,296)	(1,517)	(1,648)

7,379	1,767	21,223	21,075	4,119	3,100
210	874	805	1,487	294	376
23	3	16	4	55	30

150	292	67	107	20	24
580	731	279	289	52	50
13	21	14	16	—	—
2	3	11	11	15	13

8,357	3,691	22,415	22,989	4,555	3,593

(13,481)	(22,386)	(39,199)	(36,350)	(7,783)	(10,071)
(2,185)	(6,035)	(1,548)	(2,181)	(175)	(365)
(223)	(284)	(75)	(281)	—	—
(10)	(138)	—	(48)	—	(288)

(15,899)	(28,843)	(40,822)	(38,860)	(7,958)	(10,724)

(7,542)	(25,152)	(18,407)	(15,871)	(3,403)	(7,131)

(7,912)	(26,439)	(16,504)	(15,945)	(2,932)	(7,091)

56,714	83,153	136,848	152,793	40,068	47,159

$48,802	$56,714	$120,344	$136,848	$37,136	$40,068

$(94)	$(150)	$(65)	$(65)	$(47)	$(103)

71

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2008, the Trust offered for sale shares of 31 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Exempt Bond Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. Class B Shares, which are sold with a contingent deferred sales charge, are no longer offered except in connection with dividend reinvestments and permitted exchanges.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund , S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity Funds and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities of the Fixed Income and Tax Exempt Bond Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid

72

and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board of Trustees has approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Short term investments held as collateral for loaned securities are valued at amortized cost.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board of Trustees has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the New York Stock Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

73

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund’s investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Details of forward foreign currency contracts open at period end are included in the respective Fund’s Statements of Net Assets. As of May 31, 2008, there were no open forward foreign currency contracts in the Funds.

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of May 31, 2008, there were no open futures contracts in the Funds.

When-Issued and Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Funds may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Funds account for such transactions as purchases and sales at the commitment date and maintain as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Loan Agreements

Certain Funds may invest in direct debt instruments which represent interests in amounts owed by corporate, governmental or other borrowers to lenders or lending syndicates. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. As of May 31, 2008, there were no unfunded loan commitments in the Funds.

74

Swap Agreements

Certain Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. Swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount (a total return swap). To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized at contract stipulated reset dates and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian or counterparty’s broker in compliance with swap contract provisions. Risks may exceed amounts recognized on the Statements of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. As of May 31, 2008, there were no open swap agreements in the Funds.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with a value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

75

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Fund. Such waivers and expense reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect for the year ended May 31, 2008.

	Annual Rate	Fee Waiver	Expense Reimbursement
Bond Fund	0.55%	0.10%	—
Government Mortgage Fund	0.55%	0.15%	—
High Yield Bond Fund	0.50%	0.50%*	5.99	%*
Intermediate Bond Fund	0.55%	0.15%	—
Limited Maturity Bond Fund	0.45%	0.10%	—
Total Return Advantage Fund	0.55%	0.15%	—
Ultra Short Bond Fund	0.40%	0.20%	—
Intermediate Tax Exempt Bond Fund	0.55%	0.15%	—
Michigan Intermediate Municipal Bond Fund	0.55%	0.15%	—
Ohio Intermediate Tax Exempt Bond Fund	0.55%	0.15%	—
Pennsylvania Intermediate Municipal Bond Fund	0.55%	0.15%	—

*	For the year ended May 31, 2008, the Adviser voluntarily waived fees and reimbursed expenses to maintain the expense ratios of Class I and Class A Shares of High Yield Bond Fund at 0.75% and 1.00%, respectively. The High Yield Bond Fund waiver above reflects the payment of initial start-up costs, on an annualized basis, during the condensed fiscal period and is not reflective of the expected waiver going forward.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment of a fee of 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

PFPC Trust Co., an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Advantage. Another officer of PNC is Assistant Secretary of the Trust and Advantage.

76

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. For the year ended May 31, 2008, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class I	Class A
Bond Fund	0.015%	0.015%
Government Mortgage Fund	0.015%	0.015%
High Yield Bond Fund	0.010%	0.010%
Intermediate Bond Fund	0.015%	0.015%
Limited Maturity Bond Fund	0.015%	0.015%
Total Return Advantage Fund	0.015%	0.015%
Ultra Short Bond Fund	0.015%	0.015%
Intermediate Tax Exempt Bond Fund	0.015%	0.015%
Michigan Intermediate Municipal Bond Fund	0.015%	0.015%
Ohio Intermediate Tax Exempt Bond Fund	0.015%	0.015%
Pennsylvania Intermediate Municipal Bond Fund	0.010%	0.010%

The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class B and Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. Prior to January 1, 2008, each Trustee received an annual fee of $40,000 plus $4,000 for each combined Board meeting attended in person. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2008, approximately 0.0275% was allocated to PNC and approximately 0.0325% was allocated to NCB.

Legal Fees

Expenses paid by the Trust during the year ended May 31, 2008 include legal fees of $347,059 paid to Drinker Biddle & Reath LLP. Of this amount, the Fixed Income and Tax Exempt Bonds Funds paid $73,414 to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

77

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

Transfer Agent

PNC serves as Transfer Agent for the Funds. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2008, PNC received $2,536,890 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Fixed Income and Tax Exempt Bond Funds paid $491,785 to PNC.

Affiliated Funds

Pursuant to SEC rules, the Fixed Income and Tax Exempt Bond Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

During the year ended May 31, 2008, Union Bank of California, acting as domestic securities lending agent for the Funds, invested cash collateral for loaned securities in a medium-term note of an affiliate of the Adviser. The holding was sold on October 24, 2007. The table below shows the transactions which occurred during the year ended May 31, 2008, and the final sale of the entire position on October 24, 2007:

	Affiliated Issuer	Balance of Affiliate as of 05/31/07 (000)	Purchases through 10/23/07 (000)	Sales at 10/24/07 (000)	Balance of Affiliate as of 05/31/08 (000)
Bond Fund	National City Bank of Indiana	$—	$9,547	$(9,547)	$—
Government Mortgage Fund	National City Bank of Indiana	—	244	(244)	—
Intermediate Bond Fund	National City Bank of Indiana	—	12,555	(12,555)	—
Limited Maturity Bond Fund	National City Bank of Indiana	—	2,356	(2,356)	—
Total Return Advantage Fund	National City Bank of Indiana	—	14,521	(14,521)	—
Ultra Short Bond Fund	National City Bank of Indiana	—	1,317	(1,317)	—

At May 31, 2008, a portion of the collateral held for securities lending was invested in the Allegiant Advantage Institutional Money Market Fund. Income earned from this investment, net of broker rebates and expenses incurred, is reported as “Security lending income from affiliated funds” in the Statement of Operations of the applicable Funds.

4. Investments

During the year ended May 31, 2008, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$497,925	$410,636
Government Mortgage Fund	428,143	495,747
High Yield Bond Fund	6,741	570
Intermediate Bond Fund	216,103	81,296
Limited Maturity Bond Fund	49,481	59,005
Total Return Advantage Fund	176,023	78,354
Ultra Short Bond Fund	24,206	33,039
Intermediate Tax Exempt Bond Fund	28,984	58,555
Michigan Intermediate Municipal Bond Fund	22,191	30,945
Ohio Intermediate Tax Exempt Bond Fund	21,988	40,065
Pennsylvania Intermediate Municipal Bond Fund	9,520	13,737

78

During the year ended May 31, 2008, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$80,332	$221,042
Government Mortgage Fund	17,365	28,259
Intermediate Bond Fund	203,125	353,196
Limited Maturity Bond Fund	92,451	105,680
Total Return Advantage Fund	199,626	339,442
Ultra Short Bond Fund	46,564	34,105

5. Federal Income Taxes

Each of the Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

79

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

The tax character of dividends and distributions paid during the years ended May 31, 2008 and May 31, 2007 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Bond Fund
2008	$—	$17,030	$—	$17,030
2007	—	16,042	—	16,042

Government Mortgage Fund
2008	—	11,915	—	11,915
2007	—	13,329	—	13,329

High Yield Bond Fund
2008	—	39	—	39

Intermediate Bond Fund
2008	—	16,021	—	16,021
2007	—	15,886	—	15,886

Limited Maturity Bond Fund
2008	—	6,416	—	6,416
2007	—	6,822	—	6,822

Total Return Advantage Fund
2008	—	20,167	—	20,167
2007	—	17,205	—	17,205

Ultra Short Bond Fund
2008	—	2,924	—	2,924
2007	—	3,613	—	3,613

Intermediate Tax Exempt Bond Fund
2008	3,295	5	515	3,815
2007	4,231	111	1,127	5,469

Michigan Intermediate Municipal Bond Fund
2008	2,082	79	999	3,160
2007	2,878	42	992	3,912

Ohio Intermediate Tax Exempt Bond Fund
2008	4,762	6	—	4,768
2007	5,296	—	—	5,296

Pennsylvania Intermediate Municipal Bond Fund
2008	1,336	45	136	1,517
2007	1,501	27	120	1,648

As of May 31, 2008, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Tax-Exempt Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforward (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$334,161	$1,200	$—	$—	$(22,886)	$(2,357)	$(979)	$309,139
Government Mortgage Fund	201,460	904	—	—	(8,746)	592	(660)	193,550
High Yield Bond Fund	6,593	1	—	—	—	(52)	—	6,542
Intermediate Bond Fund	374,655	1,195	—	—	(5,126)	(420)	(967)	369,337
Limited Maturity Bond Fund	151,836	42	—	—	(8,226)	216	(221)	143,647
Total Return Advantage Fund	411,302	3,163	—	1,885	—	(6,715)	(1,230)	408,405
Ultra Short Bond Fund	67,500	414	—	—	(2,900)	256	(73)	65,197
Intermediate Tax Exempt Bond Fund	74,246	19	—	40	—	2,524	(235)	76,594
Michigan Intermediate Municipal Bond Fund	46,456	21	30	229	—	2,190	(124)	48,802
Ohio Intermediate Tax Exempt Bond Fund	116,898	—	281	—	(182)	3,693	(346)	120,344
Pennsylvania Intermediate Municipal Bond Fund	35,563	—	57	270	—	1,350	(104)	37,136

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and cumulative basis adjustments for market discount.

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The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, wash sales, market discount, paydowns, foreign currency transactions, distribution payables and dividends deemed paid upon shareholder redemption of Fund Shares. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2008:

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$51		$(51)	$—
Government Mortgage Fund	246		742	(988)
High Yield Bond Fund	—	*	—	— *
Intermediate Bond Fund	21		(21)	—
Limited Maturity Bond Fund	(8)		140	(132)
Total Return Advantage Fund	1,075		(1,995)	920
Ultra Short Bond Fund	(7)		8	(1)
Intermediate Tax Exempt Bond Fund	131		(145)	14
Michigan Intermediate Municipal Bond Fund	56		(85)	29
Ohio Intermediate Tax Exempt Bond Fund	—	*	— *	—
Pennsylvania Intermediate Municipal Bond Fund	57		(60)	3

*	Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

During the year ended May 31, 2008, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Bond Fund	$4,285
Government Mortgage Fund	999
Intermediate Bond Fund	5,144
Limited Maturity Bond Fund	1,702
Total Return Advantage Fund	1,538
Ultra Short Bond Fund	490
Ohio Intermediate Tax Exempt Bond Fund	576

81

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

At May 31, 2008, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

Fund	Expiring May 31,
	2009	2010	2012	2013	2014	2015	Total
Bond Fund	$6,847	$11,952	$—	$—	$1,212	$2,875	$22,886
Government Mortgage Fund*	2,228	—	2,107	—	2,274	2,137	8,746
Intermediate Bond Fund	—	—	—	—	—	5,126	5,126
Limited Maturity Bond Fund*	755	1,650	233	773	3,290	1,525	8,226
Ultra Short Bond Fund	—	—	—	507	1,609	784	2,900
Ohio Intermediate Tax Exempt Bond Fund	182	—	—	—	—	—	182

*	For the year ended May 31, 2008, the Government Mortgage Fund and the Limited Maturity Bond Fund had (in thousands) $988 and $132, respectively, of capital loss carryforwards expire.

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6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class B		Class C
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Bond Fund
Shares issued	4,314	5,528	42	39	7	2	9	—
Share reinvested	371	287	20	20	1	2	1	1
Shares redeemed	(10,667)	(6,713)	(102)	(184)	(32)	(18)	(8)	(2)

Net increase (decrease)	(5,982)	(898)	(40)	(125)	(24)	(14)	2	(1)

Government Mortgage Fund
Shares issued	2,660	5,679	176	128	4	3	1	13
Share reinvested	180	213	44	54	10	11	4	6
Shares redeemed	(10,541)	(6,365)	(245)	(670)	(52)	(96)	(60)	(92)

Net decrease	(7,701)	(473)	(25)	(488)	(38)	(82)	(55)	(73)

High Yield Bond Fund*
Shares issued	634	—	28	—	—	—	—	—
Share reinvested	4	—	—	—	—	—	—	—
Shares redeemed	—	—	(8)	—	—	—	—	—

Net increase	638	—	20	—	—	—	—	—

Intermediate Bond Fund
Shares issued	8,005	4,103	37	53	17	—	55	7
Share reinvested	439	395	29	29	13	14	1	1
Shares redeemed	(7,869)	(11,017)	(157)	(273)	(98)	(69)	(41)	(14)

Net increase (decrease)	575	(6,519)	(91)	(191)	(68)	(55)	15	(6)

Limited Maturity Bond Fund
Shares issued	2,151	1,752	12	7	3	—	—	—
Share reinvested	319	300	10	11	1	1	1	1
Shares redeemed	(4,316)	(3,800)	(103)	(140)	(7)	(34)	(3)	(11)

Net decrease	(1,846)	(1,748)	(81)	(122)	(3)	(33)	(2)	(10)

Total Return Advantage Fund
Shares issued	14,959	14,673	310	464	9	35	3	14
Share reinvested	608	504	43	29	4	3	1	1
Shares redeemed	(16,294)	(8,330)	(212)	(140)	(22)	(11)	(6)	(12)

Net increase (decrease)	(727)	6,847	141	353	(9)	27	(2)	3

Ultra Short Bond Fund
Shares issued	1,352	698	2	2	—	—	—	—
Share reinvested	183	208	5	6	—	—	—	—
Shares redeemed	(2,233)	(3,689)	(127)	(22)	—	—	—	—

Net decrease	(698)	(2,783)	(120)	(14)	—	—	—	—

*	Commenced operations on April 29, 2008.

83

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

	Class I		Class A		Class B		Class C
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Intermediate Tax Exempt Bond Fund
Shares issued	596	991	29	219	—	—	1	—
Share reinvested	9	19	11	16	1	1	—	—
Shares redeemed	(3,323)	(2,573)	(180)	(248)	(24)	(2)	(1)	(3)

Net decrease	(2,718)	(1,563)	(140)	(13)	(23)	(1)	—	(3)

Michigan Intermediate Municipal Bond Fund
Shares issued	731	171	21	84	1	—	2	—
Share reinvested	15	28	57	71	1	2	—	—
Shares redeemed	(1,329)	(2,163)	(215)	(584)	(22)	(27)	(1)	(13)

Net increase (decrease)	(583)	(1,964)	(137)	(429)	(20)	(25)	1	(13)

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	1,929	1,910	73	135	—	—	2	—
Share reinvested	6	10	25	26	1	1	1	1
Shares redeemed	(3,557)	(3,300)	(141)	(198)	(7)	(25)	—	(4)

Net increase (decrease)	(1,622)	(1,380)	(43)	(37)	(6)	(24)	3	(3)

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	398	300	29	36	—	—	6	3
Share reinvested	2	2	5	5	—	—	1	1
Shares redeemed	(751)	(972)	(17)	(35)	—	—	—	(28)

Net increase (decrease)	(351)	(670)	17	6	—	—	7	(24)

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

The Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security.

The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows

84

an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statements of Net Assets. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2008, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond
AMBAC	23.1%	13.9%	20.0%	15.1%
FGIC	10.2%	16.6%	14.4%	23.6%
FHA	—	—	0.2%	—
FSA	17.9%	22.5%	15.7%	21.6%
FSA Q-SBLF	—	2.2%	—	—
MBIA	12.6%	27.5%	17.6%	10.5%
MBIA Q-SBLF	—	2.3%	—	—
PSF-GTD	3.6%	—	—	—
Q-SBLF	—	1.7%	—	—
Total	67.4%	86.7%	67.9%	70.8%

The rating of long-term debt as a percentage of total value of investments on May 31, 2008, is as follows:

Standard & Poor’s/ Moody’s Ratings	Intermediate Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond
AAA/Aaa	29.1%	25.4%	40.6%	38.7%
AA/Aa	44.1%	62.1%	43.2%	38.9%
A/A	16.1%	10.1%	11.2%	11.7%
BBB/Baa	10.7%	2.4%	5.0%	10.7%
Total	100.0%	100.0%	100.0%	100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank of California (“UBOC”), the securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 70% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UBOC.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

85

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncements

In September 2006, FASB issued Statement No. 157, Fair Value Measurements (“Statement 157”). Statement 157 establishes a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. The adoption of Statement 157 will not have a material impact on the amounts reported in the financial statements.

The unaudited market value table below illustrates the expected beginning valuation hierarchy of securities upon adoption of Statement 157 effective June 1, 2008.

	Valuation Inputs (in thousands)
	Investments in Securities				Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Inputs	Level 3 - Significant Unobservable Inputs	Total Investments	Level 1 - Quoted Prices	Level 2 - Other Significant Inputs	Level 3 - Significant Unobservable Inputs	Total Investments
Bond Fund	$12,005	$330,180	$—	$342,185	$—	$—	$—	$—
Government Mortgage Fund	3,920	207,011	—	210,931	—	—	—	—
High Yield Bond Fund	600	5,838	—	6,438	—	—	—	—
Intermediate Bond Fund	16,366	388,521	—	404,887	—	—	—	—
Limited Maturity Bond Fund	13,378	155,294	—	168,672	—	—	—	—
Total Return Advantage Fund	42,222	437,007	38	479,267	—	—	—	—
Ultra Short Bond Fund	5,837	71,361	—	77,198	—	—	—	—
Intermediate Tax Exempt Bond Fund	1,702	73,855	—	75,557	—	—	—	—
Michigan Intermediate Municipal Bond Fund	504	48,086	—	48,590	—	—	—	—
Ohio Intermediate Tax Exempt Bond Fund	1,001	117,417	—	118,418	—	—	—	—
Pennsylvania Intermediate Municipal Bond Fund	1,121	35,005	—	36,126	—	—	—	—

*	Other financial instruments are derivative instruments not reflected in the total investments within the Statements of Net Assets, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The balances shown are as of May 31, 2008 and reflect the values had Statement 157 been adopted at that time. To determine the valuation hierarchy, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In March 2008, FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment to FASB Statement No. 133. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and

86

how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

11. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board of Trustees of the Trust established a committee comprising independent members of the Board of Trustees that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment is reflected as “Net Increase from Payment by Affiliate” in the Statement of Operations. The payment was allocated among the funds as recommended by the committee and did not result in a material impact on net asset value of any fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and have no further requests or comments at this time.

87

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends/ distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2008 income tax purposes will be sent to them in early 2009. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Total Return Advantage Fund	$2,333
Intermediate Tax Exempt Bond Fund	526
Michigan Intermediate Municipal Bond Fund	1,026
Pennsylvania Intermediate Municipal Bond Fund	300

Of the dividends paid from net investment income, excluding short term capital gains, by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	99.85%
Michigan Intermediate Municipal Bond Fund	96.65%
Ohio Intermediate Tax Exempt Bond Fund	99.86%
Pennsylvania Intermediate Municipal Bond Fund	99.65%

A portion of this income may be subject to alternative minimum tax.

Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at AllegiantFunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at AllegiantFunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

88

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

AR-003-0608

ANNUAL REPORT

May 31, 2008

Money Market Funds

Allegiant

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

ALLEGIANT MONEY MARKET FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

OTHER ALLEGIANT FUNDS

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Focused Value Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

	Financial Highlights	Statements of Net Assets
Government Money Market Fund	10	12
Money Market Fund.	10	14
Ohio Municipal Money Market Fund	11	17
Pennsylvania Tax Exempt Money Market Fund	11	21
Tax Exempt Money Market Fund	11	25
Treasury Money Market Fund	11	33
Statements of Operations.		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		38
Notice to Shareholders		45
Proxy Voting and Quarterly Schedules of Investments		45

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at AllegiantFunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Allegiant Asset Management Company serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of National City Corporation®.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Allegiant Money Market Funds

CHAIRMAN‘S MESSAGE

JULY 2008

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2008, total assets of the Allegiant Funds increased from $11.2 billion to $11.5 billion. This increase was primarily due to large shareholder inflows to the money market funds that more than offset outflows from other funds and the net decline in equity market values.

We encourage you to review the audited financial information contained in this report. You also may wish to visit our web site at www.AllegiantFunds.com for additional information on all Allegiant Funds. If you have any questions regarding Allegiant Funds or the information contained in this report, you may also contact your investment professional or call Investor Services at 1-800-622-FUND (3863).

We thank you for your continued confidence in Allegiant Funds and for making us a part of your investment portfolio.

Sincerely,

Robert D. Neary
Chairman

1

Allegiant Money Market Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“Analysts debate whether or not we are in a recession, but popular opinion holds that we are.”

Commentary provided by Allegiant Asset Management Company (the “Adviser”) as of May 31, 2008

The Economy in Review

The past year has been difficult for the American economy. Growth slowed to a crawl as an accelerated housing market decline combined with soaring commodity prices. While real GDP growth posted a respectable 2.5 percent gain for the year ended March 31, 2008, which is the latest data available, the second half of that period was barely positive. Analysts debate whether or not we are in a recession, but popular opinion holds that we are; consumer confidence has fallen to the lowest level since the early 1990s, and business sentiment is only marginally better.

To be sure, the housing market collapse was something of a surprise. After all, sales established an encouraging plateau by the spring of 2007 and the worst of the correction had apparently played out. Unappreciated, however, was the vicious interplay of previously lax underwriting, mounting defaults and dramatically tighter credit conditions. When it became evident by summer that mortgage losses would exceed even pessimistic predictions, capital fled en masse. Commercial paper funding for conduits underpinning the secondary market for nonconforming mortgages dried up and the flow of credit to prospective homebuyers immediately constricted, leading to further sales declines, weaker prices, increased defaults, and so on.

At the same time, commodity prices climbed to the stratosphere. The Commodity Research Bureau’s composite index of spot market prices, for example, advanced 20 percent by May 2008, with six of seven sub-indices hitting all-time records. Oil price gains were most astonishing – West Texas Intermediate doubled from approximately $65/bbl to $130/bbl since June of 2007. All in all, Allegiant estimates that these price increases reduced real income by 1 percent over the past year.

Fortunately, overseas growth proved resilient in the context of a lackluster domestic economy. The International Monetary Fund estimates that global GDP growth was an impressive 4.9 percent in 2007 (including the U.S.). Combined with the weakest dollar exchange rate since 1995, this provided a vital lifeline through rising net exports, adding more than a full percentage point to real GDP growth.

Fixed Income Markets

As downside risks to the economy grew, the yield curve remained flat in anticipation of easing by the Federal Reserve Board. While its initial actions were reluctant and modest, the Fed took more aggressive – and creative – actions with the passage of time. It began in August 2007, halving the customary discount rate spread of 100 basis points over the federal funds target of 5.25 percent. But by May 2008, the fed funds target was 2 percent, with a discount rate just 25 basis points higher.

Ordinarily, money market spreads would move in sync with the Fed’s actions, but the past year was hardly ordinary in this regard. As credit woes mounted and confidence in agency ratings crumpled, credit and term spreads widened sharply. This was first evident in the asset-backed commercial paper market, as highly rated conduits were exposed as less than investment grade. In time, the interbank market was similarly stricken by a combination of elevated liquidity preferences and counterparty risk aversion. LIBOR – which many now believed to have been understated – nonetheless hit all-time highs relative to risk-free alternatives.

2

The bond market was similarly whipsawed by developments. Starting from a moment of extraordinary confidence (yield spreads on high-yield bonds at an all-time low in June 2007), corporate credit spreads widened to recession-like levels by March 2008, peaking around the time of the Bear Stearns collapse. Additionally, skyrocketing commodity prices caused inflation risk premiums to surge, and the initially flat yield curve steepened appreciably by the period’s end.

Fixed income markets seem assuaged by the Fed’s various liquidity-enhancing initiatives and stimulative fiscal policies, though inflation worries remain high. Looking ahead, we expect both credit and inflation premiums to diminish, though the process will be initially intermittent and slow.

Equity Markets

U.S. equities shuddered in sympathy with the commercial paper market dislocations of August 2007, only to rebound quickly and move on to a new record high early in October. Thinking at the time was largely about containment. So long as stress was restricted to homebuilders and financials, the consensus held, earnings and prices would continue to rise.

This viewpoint correctly identified the uneven nature of results, but it also underestimated the magnitude of homebuilder and financial sector losses. With all but three of the S&P 500® companies’ first quarter results now in, operating earnings per share were down 13 percent, even though companies outside of homebuilding and financials delivered an 11 percent gain. Ultimately, this overall decline undercut equity prices, which formally entered correction territory in March, 12 percent below the October high.

Advanced overseas markets fared worse on a home currency basis, but broadly outperformed for U.S. investors after factoring in the translation effects of a falling dollar. Emerging markets shone the brightest, outperforming solidly on a home currency basis and even more after translated into U.S. dollars.

The Outlook

Though the current market environment feels like a recession to most, the facts don’t support the designation. Output hasn’t declined for a single quarter and we’re optimistic that it won’t. Nonetheless, difficulties are likely to persist over the months immediately ahead. Unless commodity prices head south fast, the burden on consumers should linger through the summer months. And the housing market, best described as bottoming, is not expected to add meaningfully to growth until 2009. A generous dose of fiscal stimulus could prevent the economy from backsliding, but overall GDP growth is expected to continue to be subpar for the balance of the year. We expect real gains to trend around 2 percent.

Next year seems slated for pick-up, however. Bloated inventories of unsold homes should be pared down to tolerable levels and moderating appetites for expensive commodities are expected to dampen demand and price inflation. Meanwhile, the nation’s improving foreign trade performance should only get better as the lagging effects of today’s weak currency continue to yield dividends.

“...overall GDP growth is expected to continue to be subpar for the balance of the year.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2008

3

Allegiant Money Market Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Commentary provided by Allegiant Asset Management Company as of May 31, 2008

The return to economic normalcy should be accompanied by a more normal interest rate environment, too. Ultimately, the Fed is expected to return the federal funds rate to a neutral level of 3.5 percent to 4.5 percent. Concurrently, elevated risk and term premiums should revert to less skittish levels.

Despite higher interest rates, equities appear slated for gains as well. Even though the underlying trend for corporate earnings is only moderate, the spike of loan losses that recently weighed so heavily on financials is likely to abate.

4

Allegiant Money Market Fund

SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as a percentage of total investments for each of the Allegiant Money Market Funds as of May 31, 2008.

Government Money Market Fund

Repurchase Agreements	41.7%
Federal Home Loan Bank	25.5
Federal Home Loan Mortgage Corporation	12.3
Federal National Mortgage Association	11.6
Federal Farm Credit Bank	6.8
Money Market Fund	2.1
100.0%

Money Market Fund

Commercial Paper	39.5%
Certificates of Deposit	21.0
Corporate Bonds	19.9
Repurchase Agreements	14.7
Funding Agreements	1.9
Money Market Fund	1.1
U.S. Government Agency Obligation	1.0
Master Note	0.9
100.0%

Ohio Municipal Money Market Fund

Education Revenue Bonds	23.0%
Public Facilities Revenue Bonds	19.0
Other Revenue Bonds	14.1
Hospital/Nursing Homes Revenue Bonds	11.5
Industrial Development Revenue Bonds	9.8
Pollution Control Revenue Bonds	8.8
General Obligation Bonds	5.9
Transportation Revenue Bonds	2.8
Anticipation Notes	2.2
Retirement Communities Revenue Bonds	1.5
Money Market Funds	1.2
Water/Sewer Revenue Bonds	0.2
100.0%

Pennsylvania Tax Exempt Money Market Fund

Education Revenue Bonds	27.6%
Other Revenue Bonds	17.0
Hospital/Nursing Homes Revenue Bonds	13.9
Industrial Development Revenue Bonds	11.7
Pollution Control Revenue Bonds	10.6
General Obligation Bonds	7.0
Transportation Revenue Bonds	3.4
Anticipation Notes	2.6
Tax Exempt Commerical Paper	2.6
Retirement Communities Revenue Bonds	1.9
Money Market Funds	1.4
Water/Sewer Revenue Bonds	0.3
100.0%

Tax Exempt Money Market Fund

Education Revenue Bonds	29.7%
General Obligation Bonds	13.3
Other Revenue Bonds	12.2
Industrial Development Revenue Bonds	11.5
Hospital/Nursing Homes Revenue Bonds	11.1
Pollution Control Revenue Bonds	8.9
Tax Exempt Commerical Paper	4.6
Public Facilities Revenue Bonds	2.7
Water/Sewer Revenue Bonds	2.6
Transportation Revenue Bonds	1.4
Anticipation Notes	1.1
Retirement Communities Revenue Bonds	0.6
Money Market Funds	0.3
100.0%

Treasury Money Market Fund

U.S. Treasury Bills	96.6%
Money Market Fund	2.4
U.S. Treasury Notes	1.0
100.0%

5

Allegiant Money Market Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class B Shares and Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2007 to May 31, 2008) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2008.

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2007 to May 31, 2008).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Government Money Market Fund
Actual
Class I.	$1,000.00	$1,015.33	0.36%	$1.81
Class A	1,000.00	1,014.06	0.61	3.07

Hypothetical**
Class I.	1,000.00	1,023.20	0.36	1.82
Class A	1,000.00	1,021.95	0.61	3.08

Money Market Fund
Actual
Class I.	$1,000.00	$1,017.22	0.36%	$1.82
Class A	1,000.00	1,015.94	0.61	3.07
Class B	1,000.00	1,012.23	1.35	6.79
Class C	1,000.00	1,012.23	1.35	6.79

Hypothetical**
Class I.	1,000.00	1,023.20	0.36	1.82
Class A	1,000.00	1,021.95	0.61	3.08
Class B	1,000.00	1,018.25	1.35	6.81
Class C	1,000.00	1,018.25	1.35	6.81

Ohio Municipal Money Market Fund
Actual
Class I.	$1,000.00	$1,012.77	0.27%	$1.36
Class A	1,000.00	1,011.51	0.52	2.61

Hypothetical**
Class I.	1,000.00	1,023.65	0.27	1.37
Class A	1,000.00	1,022.40	0.52	2.63

Pennsylvania Tax Exempt Money Market Fund
Actual
Class I.	$1,000.00	$1,011.95	0.28%	$1.41
Class A	1,000.00	1,010.69	0.53	2.66

Hypothetical**
Class I.	1,000.00	1,023.60	0.28	1.42
Class A	1,000.00	1,022.35	0.53	2.68

Tax Exempt Money Market Fund
Actual
Class I.	$1,000.00	$1,012.44	0.27%	$1.36
Class A	1,000.00	1,011.17	0.52	2.61

Hypothetical**
Class I.	1,000.00	1,023.65	0.27	1.37
Class A	1,000.00	1,022.40	0.52	2.63

Treasury Money Market Fund
Actual
Class I.	$1,000.00	$1,010.07	0.37%	$1.86
Class A	1,000.00	1,008.78	0.62	3.11

Hypothetical**
Class I.	1,000.00	1,023.15	0.37	1.87
Class A	1,000.00	1,021.90	0.62	3.13

6

Allegiant Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees
Robert D. Neary 74	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	32

Dorothy A. Berry 64	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	32

Kelley J. Brennan 66	Chairman of the Audit Committee	Since August 2007	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	32

	Trustee	Since April 2006

John F. Durkott 64	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	32

Richard W. Furst 69	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	32

Gerald L. Gherlein 70	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	32

Dale C. LaPorte 66	Trustee	Since April 2005	Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), since December 2005; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.	32

Kathleen Cupper Obert 49	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	32

Interested Trustees
Timothy L. Swanson[5] 40	President, CEO and Chief Legal Officer	Since February 2006	Executive Vice President and Chief Investment Officer, National City Corporation (bank holding company), since February 2003; Managing Director and Head of Equity Management, Evergreen Private Asset Management, 2002 - 2003; Senior Vice President and Head of Equity Securities, Wachovia Asset Management, 1999 - 2002.	32
	Trustee	Since April 2006

Officers
Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 53	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), National City Bank and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

7

Allegiant Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Officers
John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114	Treasurer	Since May 2008	Senior Vice President (formerly Vice President), National City Bank and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.	N/A
42	Assistant Treasurer	From February 2005 to May 2008

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Since May 2008	Senior Vice President and Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A
40	Treasurer	From February 2006 to May 2008

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 54	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

Ronald L. Weihrauch[6] 200 Public Square, 5th Floor Cleveland, OH 44114 31	Assistant Secretary	Since February 2007	Vice President (formerly Assistant Vice President), National City Bank and Director, Legal Administration, Allegiant Asset Management Group, since September 2004; Senior Attorney, Ohio National Financial Services, 2003 - 2004; Associate Attorney, Millikin & Fitton Law Firm, 2001 - 2003.	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 36	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]

Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage.

[4]

The “Fund Complex” consists of all registered investment companies for which Allegiant Asset Management Company (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes 31 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Swanson is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President and Chief Investment Officer of National City Corporation (“NCC”), and (2) he owns shares of common stock and options to purchase common stock of NCC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky, Ms. Talley and Mr. Weihrauch also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

8

Allegiant Money Market Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allegiant Funds

We have audited the accompanying statements of net assets of the Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, and Treasury Money Market Fund (the “Funds”) (six of the portfolios constituting the Allegiant Funds) and the statement of assets and liabilities of the Pennsylvania Tax Exempt Money Market Fund as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 18, 2008

9

Allegiant Money Market Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income†		Realized and Unrealized Gain (Loss) on Investments		Payment by Affiliate†		Dividends from Net Investment Income	Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS I
2008	$1.00	$0.04		$—	*	$—	*(2)	$(0.04)	$1.00	3.97%	$675,860	0.36%	3.73%	0.41%	3.68%
2007	1.00	0.05		—	*	—		(0.05)	1.00	5.01	464,208	0.37	4.90	0.42	4.85
2006	1.00	0.04		—		—		(0.04)	1.00	3.69	576,444	0.41	3.61	0.49	3.53
2005	1.00	0.02		—		—		(0.02)	1.00	1.58	724,656	0.44	1.43	0.54	1.33
2004	1.00	0.01		—		—		(0.01)	1.00	0.65	1,554,598	0.42	0.65	0.52	0.55
CLASS A
2008	$1.00	$0.04		$—	*	$—	*(2)	$(0.04)	$1.00	3.71%	$406,570	0.61%	3.48%	0.66%	3.43%
2007	1.00	0.05		—	*	—		(0.05)	1.00	4.75	339,913	0.62	4.65	0.67	4.60
2006	1.00	0.03		—		—		(0.03)	1.00	3.43	391,159	0.66	3.36	0.74	3.28
2005	1.00	0.01		—		—		(0.01)	1.00	1.33	441,606	0.69	1.18	0.79	1.08
2004	1.00	—	*	—		—		— *	1.00	0.40	388,023	0.67	0.40	0.77	0.30

MONEY MARKET FUND
CLASS I
2008	$1.00	$0.04		$—	*	$—	*(2)	$(0.04)	$1.00	4.23%	$2,530,902	0.36%	4.11%	0.41%	4.06%
2007	1.00	0.05		—	*	—		(0.05)	1.00	5.09	2,400,557	0.37	4.98	0.42	4.93
2006	1.00	0.04		—		—		(0.04)	1.00	3.75	2,107,744	0.41	3.65	0.49	3.57
2005	1.00	0.02		—		—	*(1)	(0.02)	1.00	1.62	2,373,840	0.42	1.57	0.52	1.47
2004	1.00	0.01		—		—		(0.01)	1.00	0.67	2,920,107	0.43	0.68	0.53	0.58
CLASS A
2008	$1.00	$0.04		$—	*	$—	*(2)	$(0.04)	$1.00	3.97%	$885,276	0.61%	3.86%	0.66%	3.81%
2007	1.00	0.05		—	*	—		(0.05)	1.00	4.82	902,964	0.62	4.73	0.67	4.68
2006	1.00	0.03		—		—		(0.03)	1.00	3.49	749,629	0.66	3.40	0.74	3.32
2005	1.00	0.01		—		—	*(1)	(0.01)	1.00	1.37	734,047	0.67	1.32	0.77	1.22
2004	1.00	—	*	—		—		— *	1.00	0.43	902,676	0.68	0.43	0.78	0.33
CLASS B
2008	$1.00	$0.03		$—	*	$—	*(2)	$(0.03)	$1.00	3.22%	$721	1.35%	3.12%	1.40%	3.07%
2007	1.00	0.04		—	*	—		(0.04)	1.00	4.07	632	1.35	4.00	1.40	3.95
2006	1.00	0.03		—		—		(0.03)	1.00	2.76	715	1.37	2.69	1.45	2.61
2005	1.00	0.01		—		—	*(1)	(0.01)	1.00	0.94	1,126	1.09	0.90	1.49	0.50
2004	1.00	—	*	—		—		— *	1.00	0.43	1,129	0.68	0.43	1.48	(0.37)
CLASS C
2008	$1.00	$0.03		$—	*	$—	*(2)	$(0.03)	$1.00	3.22%	$108	1.35%	3.12%	1.40%	3.07%
2007	1.00	0.04		—	*	—		(0.04)	1.00	4.07	107	1.35	4.00	1.40	3.95
2006	1.00	0.03		—		—		(0.03)	1.00	2.76	107	1.37	2.69	1.45	2.61
2005	1.00	0.01		—		—	*(1)	(0.01)	1.00	0.94	685	1.09	0.90	1.49	0.50
2004	1.00	—	*	—		—		— *	1.00	0.42	671	0.68	0.43	1.48	(0.37)

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

Capital infusions in June and July 2004 resulted in a $0.001, $0.003, $0.001 and $0.000 effect to the net asset value per share of Class I, Class A, Class B and Class C, respectively, for the year ended May 31, 2005 and had no effect on the total return of the Fund.

(2)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

10

	Net Asset Value, Beginning of Year	Net Investment Income†		Realized and Unrealized Gain (Loss) on Investments		Payment by Affiliate†		Dividends from Net Investment Income	Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)
OHIO MUNICIPAL MONEY MARKET FUND
CLASS I
2008	$1.00	$0.03		$—		$—	*(2)	$(0.03)	$1.00	3.01%	$361,184	0.27%	2.92%	0.32%	2.87%
2007	1.00	0.03		—		—		(0.03)	1.00	3.40	293,090	0.27	3.35	0.32	3.30
2006	1.00	0.03		—		—		(0.03)	1.00	2.58	315,415	0.31	2.55	0.45	2.41
2005	1.00	0.01		—		—		(0.01)	1.00	1.38	304,362	0.33	1.40	0.53	1.20
2004	1.00	0.01		—		—		(0.01)	1.00	0.70	238,433	0.34	0.70	0.54	0.50
CLASS A
2008	$1.00	$0.03		$—		$—	*(2)	$(0.03)	$1.00	2.75%	$113,432	0.52%	2.67%	0.57%	2.62%
2007	1.00	0.03		—		—		(0.03)	1.00	3.15	90,158	0.52	3.10	0.57	3.05
2006	1.00	0.02		—		—		(0.02)	1.00	2.32	55,993	0.56	2.30	0.70	2.16
2005	1.00	0.01		—		—		(0.01)	1.00	1.12	55,348	0.58	1.15	0.78	0.95
2004	1.00	—	*	—		—		— *	1.00	0.45	48,535	0.59	0.45	0.79	0.25

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS I
2008	$1.00	$0.03		$—		$—	*(2)	$(0.03)	$1.00	2.93%	$143,143	0.27%	2.80%	0.32%	2.75%
2007	1.00	0.03		—		—		(0.03)	1.00	3.40	102,098	0.28	3.35	0.33	3.30
2006	1.00	0.03		—		—		(0.03)	1.00	2.58	80,340	0.32	2.55	0.49	2.38
2005	1.00	0.01		—		—		(0.01)	1.00	1.35	93,325	0.34	1.33	0.59	1.08
2004	1.00	0.01		—		—		(0.01)	1.00	0.69	97,248	0.34	0.69	0.59	0.44
CLASS A
2008	$1.00	$0.03		$—		$—	*(2)	$(0.03)	$1.00	2.67%	$73,920	0.52%	2.55%	0.57%	2.50%
2007	1.00	0.03		—		—		(0.03)	1.00	3.14	59,534	0.53	3.10	0.58	3.05
2006	1.00	0.02		—		—		(0.02)	1.00	2.32	42,149	0.57	2.30	0.74	2.13
2005	1.00	0.01		—		—		(0.01)	1.00	1.10	39,357	0.59	1.08	0.84	0.83
2004	1.00	—	*	—		—		— *	1.00	0.43	104,046	0.59	0.44	0.84	0.19

TAX EXEMPT MONEY MARKET FUND
CLASS I
2008	$1.00	$0.03		$—		$—	*(2)	$(0.03)	$1.00	2.98%	$784,504	0.26%	2.89%	0.31%	2.84%
2007	1.00	0.03		—	*	—		(0.03)	1.00	3.40	546,126	0.27	3.36	0.32	3.31
2006	1.00	0.03		—		—		(0.03)	1.00	2.58	381,918	0.31	2.55	0.45	2.41
2005	1.00	0.01		—		—		(0.01)	1.00	1.36	436,206	0.33	1.35	0.53	1.15
2004	1.00	0.01		—		—		(0.01)	1.00	0.68	426,256	0.33	0.68	0.53	0.48
CLASS A
2008	$1.00	$0.03		$—		$—	*(2)	$(0.03)	$1.00	2.72%	$174,190	0.51%	2.64%	0.56%	2.59%
2007	1.00	0.03		—	*	—		(0.03)	1.00	3.15	201,946	0.52	3.11	0.57	3.06
2006	1.00	0.02		—		—		(0.02)	1.00	2.33	165,891	0.56	2.30	0.70	2.16
2005	1.00	0.01		—		—		(0.01)	1.00	1.10	137,814	0.58	1.10	0.78	0.90
2004	1.00	—	*	—		—		— *	1.00	0.43	222,193	0.58	0.43	0.78	0.23

TREASURY MONEY MARKET FUND
CLASS I
2008	$1.00	$0.03		$—	*	$—	*(2)	$(0.03)	$1.00	3.05%	$419,907	0.37%	2.69%	0.42%	2.64%
2007	1.00	0.05		—	*	—		(0.05)	1.00	4.69	171,646	0.39	4.59	0.44	4.54
2006	1.00	0.03		—		—		(0.03)	1.00	3.36	164,992	0.43	3.24	0.48	3.19
2005	1.00	0.01		—		—		(0.01)	1.00	1.43	196,930	0.43	1.17	0.48	1.12
2004	1.00	0.01		—		—		(0.01)	1.00	0.54	578,023	0.43	0.54	0.48	0.49
CLASS A
2008	$1.00	$0.02		$0.01		$—	*(2)	$(0.03)	$1.00	2.79%	$81,033	0.62%	2.44%	0.67%	2.39%
2007	1.00	0.04		—	*	—		(0.04)	1.00	4.43	7,896	0.64	4.34	0.69	4.29
2006	1.00	0.03		—		—		(0.03)	1.00	3.10	12,814	0.68	2.99	0.73	2.94
2005	1.00	0.01		—		—		(0.01)	1.00	1.17	16,649	0.68	0.92	0.73	0.87
2004	1.00	—	*	—		—		— *	1.00	0.29	24,611	0.68	0.29	0.73	0.24

11

Allegiant Government Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 54.8%
Federal Farm Credit Bank — 6.6%
Federal Farm Credit Bank
3.375%, 07/15/08	$6,500	$6,501
Federal Farm Credit Bank (FRN)
2.080%, 09/22/08	15,000	15,000
2.020%, 11/14/08	10,000	10,000
2.030%, 03/11/09	15,000	14,986
2.040%, 03/17/09	10,000	10,000
2.030%, 04/17/09	5,000	5,000
2.030%, 04/30/09	10,000	10,000

		71,487

Federal Home Loan Bank — 24.9%
Federal Home Loan Bank
5.125%, 06/18/08	8,465	8,475
2.625%, 07/15/08	10,730	10,736
3.875%, 08/22/08	15,000	15,048
4.500%, 09/08/08	4,500	4,520
5.125%, 09/12/08	8,100	8,156
5.000%, 09/12/08	5,235	5,276
4.625%, 10/16/08	14,500	14,629
2.270%, 10/30/08	10,000	9,994
4.375%, 11/13/08	7,000	7,069
3.625%, 11/14/08	10,000	10,054
4.625%, 11/21/08	15,000	15,168
5.250%, 01/16/09	15,000	15,281
Federal Home Loan Bank (DN)
2.250%, 08/01/08 (A)	15,000	14,943
2.150%, 08/15/08 (A)	15,000	14,933
Federal Home Loan Bank (FRN)
2.478%, 10/02/08	10,000	10,001
2.408%, 11/26/08	10,000	10,000
2.640%, 12/15/08	10,000	10,004
2.528%, 01/08/09	10,000	10,012
2.020%, 02/20/09	10,000	10,000
2.455%, 03/05/09	20,000	20,000
2.165%, 04/21/09	15,000	15,000
2.680%, 05/05/09	10,000	10,000
2.495%, 05/20/09	10,000	10,000
2.485%, 05/20/09	10,000	9,997

		269,296

Federal Home Loan Mortgage Corporation — 12.0%
Federal Home Loan Mortgage Corporation
4.875%, 09/12/08	5,275	5,304
4.900%, 11/03/08	11,732	11,862
5.250%, 01/12/09	23,200	23,620
5.750%, 03/15/09	17,457	17,929
Federal Home Loan Mortgage Corporation (DN)
3.650%, 06/13/08 (A)	15,000	14,982
2.145%, 09/15/08 (A)	6,100	6,062
2.170%, 09/25/08 (A)	15,000	14,895
2.185%, 11/17/08 (A)	10,000	9,897
Federal Home Loan Mortgage Corporation (FRN) (MTN)
2.436%, 12/26/08	10,000	10,010
2.605%, 04/07/09	15,000	15,000

		129,561

Federal National Mortgage Association — 11.3%
Federal National Mortgage Association
5.250%, 06/15/08	4,594	4,599
3.250%, 08/15/08	15,000	15,019
3.375%, 12/15/08	12,073	12,145
3.250%, 02/15/09	11,902	11,979
Federal National Mortgage Association (DN)
2.620%, 06/04/08 (A)	15,000	14,997
2.590%, 06/11/08 (A)	16,215	16,203
2.090%, 07/16/08 (A)	15,000	14,961
2.150%, 08/04/08 (A)	5,500	5,479
2.135%, 08/18/08 (A)	15,000	14,931
2.190%, 10/22/08 (A)	12,400	12,292

		122,605

Total U.S. Government Agency Obligations (Cost $592,949)		592,949

	Number of Shares
MONEY MARKET FUND — 2.0%
AIM Government & Agency Portfolio (Cost $22,145)	22,145,274	22,145

	Par (000)
REPURCHASE AGREEMENTS — 40.7%
Bank of America
2.310% (dated 05/30/08, due 06/02/08, repurchase price $62,011,935, collateralized by Federal Home Loan Mortgage Corporation Bond, 5.000%, due 07/01/35, total market value $63,240,000)	$62,000	62,000
Barclays
2.290% (dated 05/30/08, due 06/02/08, repurchase price $75,014,313, collateralized by Federal Home Loan Mortgage Corporation Bond, 4.750%, due 04/03/18, total market value $76,500,780)	75,000	75,000
Deutsche Bank
2.350% (dated 05/30/08, due 06/02/08, repurchase price $63,012,338, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 5.000% to 7.091%, due 10/01/32 to 02/02/38, total market value $64,260,000)	63,000	63,000
Greenwich Capital
2.330% (dated 05/30/08, due 06/02/08, repurchase price $80,015,533, collateralized by Federal National Mortgage Association Bonds, 5.000%, due 12/31/36 to 03/01/38, total market value $81,601,097)	80,000	80,000
Merrill Lynch
2.340% (dated 05/30/08, due 06/02/08, repurchase price $80,015,600, collateralized by Federal Home Loan Mortgage Corporation Bonds, 5.500% to 6.000%, due 10/01/37 to 05/01/38, total market value $81,600,561)	80,000	80,000

12

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
UBS Securities
2.300% (dated 05/30/08, due 06/02/08, repurchase price $80,015,333, collateralized by Federal National Mortgage Association Bonds, 5.500% to 6.500%, due 11/01/33 to 05/01/38, total market value $81,602,386)	$80,000	$80,000

Total Repurchase Agreements (Cost $440,000)		440,000

TOTAL INVESTMENTS — 97.5% (Cost $1,055,094)*		1,055,094

Other Assets & Liabilities — 2.5%
Dividends Payable
Class I		(1,071)
Class A		(428)
Investment Advisory Fees Payable		(228)
12b-1 Fees Payable
Class I		(25)
Class A		(22)
Administration Fees Payable		(55)
Custody Fees Payable		(9)
Trustees’ Fees Payable		(71)
Payable for Shares of Beneficial Interest Redeemed		(586)
Other		29,831

Total Other Assets & Liabilities		27,336

TOTAL NET ASSETS — 100.0%		$1,082,430

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$1,082,519
Distributions in Excess of Net Investment Income		(21)
Accumulated Net Realized Loss on Investments		(68)

Total Net Assets		$1,082,430

Net Asset Value, Offering and Redemption Price Per Share — Class I ($675,860,189 ÷ 675,879,337 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($406,569,656 ÷ 406,617,762 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

DN — Discount Note

FRN — Floating Rate Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

MTN — Medium Term Note

See Notes to Financial Statements.

13

Allegiant Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
COMMERCIAL PAPER† — 38.8%
Banks — 24.1%
Abbey National North America
2.790%, 06/04/08	$30,000	$29,993
2.770%, 11/14/08	30,000	29,617
ABN AMRO
2.450%, 06/12/08	30,000	29,978
2.660%, 07/01/08	30,000	29,933
2.640%, 08/15/08	30,000	29,835
ANZ
2.470%, 06/05/08	15,000	14,996
2.620%, 08/11/08	30,000	29,845
2.670%, 08/25/08	30,000	29,811
Danske
2.825%, 06/05/08	30,000	29,991
2.670%, 06/12/08	30,000	29,976
2.650%, 07/14/08	30,000	29,905
2.730%, 08/04/08	15,000	14,927
JPMorgan Chase
2.880%, 06/02/08	20,000	19,998
2.500%, 07/10/08	20,000	19,946
Lloyds TSB Bank PLC
2.540%, 08/25/08	30,000	29,820
Nordea North America
2.420%, 07/14/08	20,000	19,942
2.670%, 08/04/08	30,000	29,858
2.780%, 02/13/09	30,000	29,405
Rabobank USA Finance
2.620%, 06/11/08	30,000	29,978
Royal Bank of Scotland Group PLC
3.880%, 06/16/08	30,000	29,951
Societe Generale North America
3.630%, 06/23/08	30,000	29,933
2.640%, 07/30/08	30,000	29,870
Svenska Handelsbanken
2.550%, 08/11/08	30,000	29,849
2.540%, 08/20/08	19,000	18,893
Toronto-Dominion Holdings
2.460%, 07/29/08	10,000	9,960
UBS Finance
2.575%, 06/06/08	30,000	29,989
2.585%, 08/20/08	30,000	29,828
Wells Fargo
2.350%, 07/07/08	30,000	29,929
Westpac Banking
2.880%, 06/04/08	26,000	25,994
2.700%, 06/05/08	30,000	29,991
2.680%, 07/10/08	20,000	19,942

		821,883

Financial Services — 13.8%
AIG Funding
2.690%, 08/08/08	30,000	29,848
Allianz Finance
2.700%, 06/19/08	30,000	29,959
2.750%, 08/01/08	30,000	29,860
2.500%, 08/22/08	30,000	29,829
Dexia Delaware LLC
2.770%, 06/09/08	30,000	29,982
2.390%, 06/18/08	30,000	29,966
2.700%, 07/11/08	30,000	29,910
Fortis Funding LLC
2.620%, 06/26/08	10,000	9,982
2.540%, 08/28/08	30,000	29,814
General Electric Capital
2.530%, 07/21/08	30,000	29,895
2.620%, 07/28/08	30,000	29,876
Greenwich Capital Holdings
2.960%, 08/25/08	30,000	29,790
ING Funding LLC
2.645%, 06/06/08	30,000	29,989
2.625%, 07/17/08	30,000	29,899
2.810%, 07/22/08	15,000	14,940
2.665%, 09/19/08	30,000	29,756
Prudential Funding LLC
2.380%, 06/16/08	30,000	29,970

		473,265

Retail — 0.9%
Wal-Mart Funding
2.700%, 06/17/08	30,000	29,964

Total Commercial Paper (Cost $1,325,112)		1,325,112

CORPORATE BONDS — 19.5%
Banks — 9.5%
Bank of America
3.375%, 02/17/09	10,000	10,023
Bank of America (FRN)
3.208%, 08/03/09	30,000	30,000
Bank of Scotland PLC (FRN) (MTN)
2.669%, 06/24/08 (A)	11,000	11,000
BNP Paribas (FRN)
2.392%, 08/25/08 (A)	15,000	15,000
Fortis Bank SA (FRN)
2.788%, 07/18/08 (A)	30,000	30,004
JPMorgan Chase (FRN) (MTN)
2.724%, 04/03/09	30,000	29,951
Rabobank Nederland NV (FRN)
2.728%, 04/06/09 (A)	29,500	29,476
Royal Bank of Canada (FRN)
3.233%, 08/14/09 (A)	30,000	30,000
Royal Bank of Scotland PLC (FRN)
2.868%, 07/21/08 (A)	10,000	10,003
Svenska Handelsbanken (FRN)
2.938%, 05/06/09 (A)	25,000	25,000
U.S. Bank NA
3.900%, 08/15/08	20,000	20,048
Wachovia Bank (FRN)
2.070%, 10/03/08	25,000	24,964
Wells Fargo (FRN)
2.594%, 07/15/09 (A)	30,000	30,000
Westpac Banking (FRN)
2.934%, 02/06/09 (A)	30,000	29,973

		325,442

Finance-Automotive — 2.4%
American Honda Finance (FRN) (MTN)
2.796%, 07/11/08 (A)	20,000	19,997
2.980%, 05/05/09 (A)	30,000	30,000
Toyota Motor Credit (FRN) (MTN)
2.770%, 06/17/08	5,000	5,001
2.640%, 01/12/09	25,000	25,002

		80,000

14

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — 0.9%
International Business Machines (FRN)
2.684%, 09/02/08 (A)	$30,000	$29,990

Insurance — 6.7%
AIG Matched Funding (FRN)
2.542%, 06/20/08 (A)	30,000	30,004
2.550%, 10/06/08 (A)	30,000	29,975
Allstate Life Global Funding Trusts (FRN)
2.744%, 09/04/08	30,000	29,978
Monumental Global Funding III (FRN)
2.894%, 01/15/09 (A)	30,000	29,979
Nationwide Life Global Funding I (FRN) (MTN)
2.679%, 09/23/08 (A)	30,000	30,024
Pricoa Global Funding I (FRN) (MTN)
3.156%, 06/03/08 (A)	30,000	30,001
Principal Life Income Funding Trusts (FRN) (MTN)
2.953%, 06/06/08	30,000	30,001
2.829%, 08/07/09	20,000	19,977

		229,939

Total Corporate Bonds (Cost $665,371)		665,371

CERTIFICATES OF DEPOSIT — 20.6%
Domestic — 6.6%
American Express Centurion Bank
2.680%, 06/26/08	30,000	30,000
2.700%, 08/29/08	30,000	30,000
ANZ Banking Group
2.750%, 06/16/08	30,000	30,003
Bank of America
4.180%, 06/06/08	15,000	15,002
Citibank NA
2.720%, 08/05/08	30,000	30,000
2.600%, 08/22/08	30,000	30,000
2.620%, 08/27/08	30,000	30,000
U.S. Bank NA
2.780%, 02/23/09	30,000	30,000

		225,005

Yankee — 14.0%
Abbey National Treasury Services PLC CT (FRN)
2.638%, 10/02/08	30,000	30,012
Bank of Nova Scotia Houston
2.840%, 07/28/08	30,000	30,001
2.600%, 08/29/08	30,000	30,000
Bank of Scotland PLC NY
2.770%, 06/10/08	30,000	30,000
3.920%, 06/16/08	30,000	30,000
2.700%, 06/18/08	28,000	27,997
Barclays Bank PLC NY
2.550%, 08/21/08	30,000	30,000
2.600%, 08/26/08	30,000	30,000
Barclays Bank PLC NY (FRN)
3.018%, 10/07/08	30,000	30,000
BNP Paribas NY
2.690%, 06/13/08	30,000	30,000
2.760%, 08/05/08	30,000	30,001
2.755%, 11/21/08	30,000	30,000
Royal Bank of Canada NY
2.630%, 08/20/08	30,000	30,005
Royal Bank of Scotland PLC NY
2.830%, 07/29/08	30,000	30,000
Societe Generale NY
2.630%, 08/26/08	30,000	30,000
UBS AG CT
4.040%, 06/16/08	30,000	30,000

		478,016

Total Certificates of Deposit (Cost $703,021)		703,021

U.S. GOVERNMENT AGENCY OBLIGATION — 1.0%
Federal Home Loan Bank — 1.0%
Federal Home Loan Bank (FRN)
2.455%, 03/05/09
(Cost $35,000)	35,000	35,000

FUNDING AGREEMENTS — 1.8%
Metlife Funding Agreement (FRN)
2.890%, 09/12/08 (B)	30,000	30,000
New York Life Funding Agreement (FRN)
2.748%, 06/05/08 (B)	33,000	33,000

Total Funding Agreements (Cost $63,000)		63,000

MASTER NOTE — 0.9%
Banks — 0.9%
Bank of America (DO)
2.435%, 06/02/08
(Cost $30,000)	30,000	30,000

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.1%
Allegiant Advantage Institutional Money Market Fund, Class I†† (Cost $36,456)	36,455,899	36,456

	Par (000)
REPURCHASE AGREEMENTS — 14.4%
Bank of America
2.310% (dated 05/30/08, due 06/02/08, repurchase price $80,015,400, collateralized by Federal Home Loan Mortgage Corporation Bond, 5.000%, due 07/01/35, total market value $81,600,000)	$80,000	80,000
Barclays
2.290% (dated 05/30/08, due 06/02/08, repurchase price $88,016,793, collateralized by Federal Home Loan Bank Bond, 5.250%, due 12/24/08, total market value $89,761,048)	88,000	88,000

15

Allegiant Money Market Fund

STATEMENT OF NET ASSETS

May 31 , 2008

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Deutsche Bank
2.350% (dated 05/30/08, due 06/02/08, repurchase price $90,017,625, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 4.624% to 7.000%, due 12/01/32 to 03/01/38, total market value $91,800,000)	$90,000	$90,000
Greenwich Capital
2.330% (dated 05/30/08, due 06/02/08, repurchase price $80,015,533, collateralized by Federal National Mortgage Association Bonds, 5.000%, due 12/01/36, total market value $81,600,366)	80,000	80,000
Merrill Lynch
2.340% (dated 05/30/08, due 06/02/08, repurchase price $80,015,600, collateralized by Federal Home Loan Mortgage Corporation Bonds, 5.000% to 5.500%, due 10/01/37 to 12/01/37, total market value $81,600,767)	80,000	80,000
UBS Securities
2.300% (dated 05/30/08, due 06/02/08, repurchase price $76,014,567, collateralized by Federal National Mortgage Association Bonds, 5.000% to 7.500%, due 01/01/23 to 05/01/38, total market value $77,523,413)	76,000	76,000

Total Repurchase Agreements (Cost $494,000)		494,000

TOTAL INVESTMENTS — 98.1% (Cost $3,351,960)*		3,351,960

Other Assets & Liabilities — 1.9%
Dividends Payable
Class I		(5,158)
Class A		(1,014)
Investment Advisory Fees Payable		(731)
12b-1 Fees Payable
Class I		(105)
Class A		(47)
Administration Fees Payable		(175)
Custody Fees Payable		(22)
Trustees’ Fees Payable		(174)
Payable for Investments Purchased		(10,037)
Payable for Shares of Beneficial Interest Redeemed		(6,228)
Other		88,739

Total Other Assets & Liabilities		65,048

TOTAL NET ASSETS — 100.0%		$3,417,008

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$3,418,952
Distributions in Excess of Net Investment Income	(141)
Accumulated Net Realized Loss on Investments	(1,803)

Total Net Assets	$3,417,008

Net Asset Value, Offering and Redemption Price Per Share — Class I ($2,530,902,388 ÷ 2,532,144,756 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($885,276,268 ÷ 885,965,343 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class B ($721,490 ÷ 723,046 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class C ($108,274 ÷ 108,285 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $440,426 and represents 12.9% of net assets as of May 31, 2008.
(B)	Illiquid Security. Total market value of illiquid securities is (000) $63,000 and represents 1.8% of net assets as of May 31, 2008.

DO — Demand Obligation: the rate shown is the rate in effect on May 31, 2008, and the date shown is the next reset date. The rate floats daily.

FRN — Floating Rate Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Liability Company

See Notes to Financial Statements.

16

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 95.4%
Ohio — 95.4%
Allen County Healthcare Facilities, Mennonite Memorial Home Project (RB) (LOC - Wells Fargo Bank) (VRDN)
1.630%, 02/01/18	$2,040	$2,040
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series E (LOC - Wachovia Bank) (VRDN)
1.660%, 10/01/31	5,000	5,000
Butler County (BAN) (GO)
4.250%, 08/07/08	3,435	3,438
4.050%, 09/07/08	3,700	3,705
Butler County Healthcare Facilities, Lifesphere Project (RB) (LOC - U.S. Bank) (VRDN)
1.550%, 05/01/27	3,110	3,110
Cincinnati & Hamilton County Port Authority, Fourth Street LP (RB) (LOC - Fifth Third Bank) (VRDN)
2.850%, 05/01/15	1,600	1,600
Cincinnati & Hamilton County Port Authority, Kenwood Office Project (RB) (LOC - Fifth Third Bank) (VRDN)
2.200%, 09/01/25	1,600	1,600
Circleville (BAN) (GO)
4.170%, 07/17/08	2,460	2,461
Clark County (BAN) (GO)
2.550%, 03/24/09	1,505	1,509
Clark County School District (BAN) (GO)
2.500%, 02/11/09	575	577
Cleveland Heights (BAN) (GO)
4.000%, 08/07/08	3,000	3,001
Cleveland Waterworks (RB) Series M (FSA) (VRDN)
1.550%, 01/01/33	17,840	17,840
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Art Project (RB) Series D (VRDN)
1.690%, 10/01/40	7,200	7,200
Columbus (RB) Series B (VRDN)
1.410%, 06/01/32	3,530	3,530
Columbus Sewer (GO) Series 2006-1 (VRDN)
1.440%, 12/01/26	9,720	9,720
Cuyahoga Community College (TAN)
2.350%, 12/18/08	5,000	5,016
Cuyahoga County Civic Facility, Oriana Services Project (RB) (LOC - Bank One) (VRDN)
2.350%, 04/01/16	1,185	1,185
Cuyahoga County Economic Development Authority, Cleveland Animal League Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 10/01/22	1,785	1,785
Cuyahoga County Economic Development Authority, Gilmour Academy Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 02/01/22	2,000	2,000
Cuyahoga County Economic Development Authority, Positive Education Program (RB) (LOC - KeyBank) (VRDN)
1.740%, 08/01/20	2,355	2,355
Cuyahoga County Port Authority, Euclid Garage Office Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.560%, 01/01/34	4,625	4,625
Cuyahoga Falls (BAN) (GO)
3.750%, 12/11/08	3,500	3,508
Deerfield Township (BAN) (GO)
3.450%, 11/18/08	5,000	5,000
Fairborn (BAN) (GO)
4.250%, 06/26/08	1,000	1,000
Franklin County Healthcare Facility, Creekside at the Village Project (RB) (LOC - KeyBank) (VRDN)
1.700%, 05/01/34	2,335	2,335
Franklin County Healthcare Facility, Friendship Village of Dublin Project (RB) Series B (LOC - LaSalle Bank) (VRDN)
1.600%, 11/01/34	7,120	7,120
Franklin County Hospital Authority, Holy Cross Health Systems Project (RB) (LOC - JPMorgan Chase) (VRDN)
1.600%, 06/01/16	12,975	12,975
Franklin County Industrial Development Revenue Authority, Bricker & Eckler Project (RB) (LOC - Bank One) (VRDN)
2.210%, 11/01/14	2,050	2,050
Franklin County, OhioHealth Corporation (RB) (AMBAC) (VRDN)
1.600%, 05/01/41	2,830	2,830
Fulton County, Fulton County Health Center Project (RB) (LOC - JPMorgan Chase) (VRDN)
1.550%, 11/01/35	1,300	1,300
Gates Mills (BAN) (GO)
3.250%, 05/21/09	1,270	1,283
Geauga County Healthcare Facilities, Montefiore Housing Corporation Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.720%, 01/01/26	1,860	1,860
Hamilton (BAN) (GO)
2.250%, 04/01/09	2,920	2,925
Hamilton County Economic Development Authority, Cincinnati Arts Association Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 11/01/23	940	940
Hamilton County Economic Development Authority, Cincinnati-Hamilton Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 09/01/25	735	735
Hamilton County Economic Development Authority, Jordon Complex (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 12/01/24	5,400	5,400
Hamilton County Economic Development Authority, Taft Museum Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 05/01/27	4,500	4,500

17

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Hamilton County Healthcare Facilities, Sisters of Charity Senior Care (RB) (LOC - Fifth Third Bank) (VRDN)
1.650%, 08/01/27	$3,850	$3,850
Hamilton County Hospital Facilities, Children’s Hospital Medical Center (RB) (LOC - U.S. Bank) (VRDN)
1.620%, 05/15/28	6,800	6,800
Hudson City School District (BAN) (GO)
2.750%, 03/12/09	2,000	2,009
Hunting Valley, Village Hall Construction Project (BAN)
4.125%, 07/01/08	4,250	4,251
Jefferson Local School District (BAN) (GO)
4.125%, 11/25/08	1,500	1,505
Kent (BAN) (GO)
4.000%, 10/16/08	1,000	1,001
Lake County (BAN) (GO)
4.250%, 07/18/08	1,000	1,001
Lakewood Educational Facilities, St. Edward’s High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.620%, 08/01/30	1,050	1,050
Lancaster (BAN) (GO)
2.625%, 09/26/08	4,500	4,507
4.000%, 10/16/08	1,000	1,002
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - Bank One) (VRDN)
1.740%, 12/01/10	525	525
1.800%, 06/01/33	1,000	1,000
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.550%, 04/01/37	9,400	9,400
Little Miami Local School District (BAN) (GO)
4.250%, 06/05/08	6,250	6,250
Logan County (BAN) (GO) Series C
4.000%, 06/18/08	2,500	2,501
Lucas County Health Care Facilities, Sunset Retirement Community Project (RB) Series B (LOC - Fifth Third Bank) (VRDN)
1.630%, 08/15/30	1,240	1,240
Marion (BAN) (GO)
4.000%, 06/26/08	960	960
Marysville (BAN) (GO)
4.250%, 06/05/08	1,750	1,750
2.000%, 03/05/09	2,000	2,006
Mason (BAN) (GO)
4.500%, 07/02/08	2,175	2,176
Mentor (BAN) (GO)
3.000%, 08/29/08	2,428	2,432
Montgomery County Healthcare Facilities, Widows Home of Dayton Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 06/01/20	1,890	1,890
Montgomery County, Catholic Health Initiatives Project (RB) Series B-1 (VRDN)
1.550%, 03/01/27	4,100	4,100
Montgomery County, Catholic Health Initiatives Project (RB) Series B-2 (VRDN)
1.550%, 04/01/37	13,870	13,870
Montgomery County, Catholic Health Initiatives Project (RB) Series B-1 (VRDN)
1.600%, 12/01/25	1,000	1,000
Montgomery County, Catholic Health Initiatives Project (RB) Series B-2 (VRDN)
1.650%, 03/01/27	850	850
Ohio (GO) Series A (VRDN)
1.520%, 03/15/25	1,700	1,700
Ohio Higher Educational Facility Commission, Case Western Reserve University (TECP)
1.000%, 08/14/08	3,000	3,000
Ohio State (GO) Series B (VRDN)
1.550%, 08/01/17	4,535	4,535
1.380%, 03/15/25	2,700	2,700
1.400%, 06/15/26	3,830	3,830
Ohio State (GO) Series C (VRDN)
1.550%, 06/15/26	2,395	2,395
Ohio State Air Quality Development Authority, FirstEnergy Project (RB) Series A (LOC - Barclays Bank PLC) (VRDN)
1.630%, 12/01/23	2,000	2,000
Ohio State Air Quality Development Authority, Ohio Edison Project (RB) Series C (LOC - Wachovia Bank) (VRDN)
1.650%, 06/01/23	16,050	16,050
Ohio State Air Quality Development Authority, Timken Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.600%, 11/01/25	200	200
Ohio State Air Quality Development Authority, Timken Project (RB) (LOC - KeyBank) (VRDN)
1.600%, 06/01/33	5,200	5,200
Ohio State Higher Educational Facilities Commission (RB) (LOC - Fifth Third Bank) (VRDN)
1.810%, 09/01/25	730	730
Ohio State Higher Educational Facilities Commission, Ashland University Project (RB) (LOC - KeyBank) (VRDN)
1.670%, 09/01/24	4,300	4,300
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series A (VRDN)
1.550%, 10/01/31	2,865	2,865
1.650%, 10/01/31	1,550	1,550
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) Series K (VRDN)
1.600%, 08/01/33	13,400	13,400
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) (VRDN)
1.600%, 10/01/35	8,760	8,760

18

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Higher Educational Facilities Commission, Pooled Financing Program (RB) Series A (LOC - Fifth Third Bank) (VRDN)
1.560%, 09/01/24	$2,035	$2,035
1.560%, 09/01/27	400	400
Ohio State Higher Educational Facilities Commission, Xavier University Project (RB)
(LOC - U.S. Bank) (VRDN)
1.600%, 05/01/15	5,500	5,500
Ohio State Higher Educational Facilities Commission, Xavier University Project (RB)
Series B (LOC - U.S. Bank) (VRDN)
1.600%, 11/01/30	2,800	2,800
Ohio State Infrastructure (GO) Series A (VRDN)
1.550%, 02/01/23	2,800	2,800
Ohio State Pollution Control, Sohio Air Project (RB) (VRDN)
1.400%, 05/01/22	4,700	4,700
Ohio State University (RB) Series B (VRDN)
1.480%, 06/01/35	4,500	4,500
Ohio State University (TECP) Series 03-C
1.000%, 08/14/08	13,145	13,145
Ohio State University General Receipts (RB) (FSA) (VRDN)
1.620%, 12/01/26	700	700
Ohio State Water Development Authority, FirstEnergy Project (RB) (LOC - Wachovia Bank) (VRDN)
1.570%, 12/01/33	5,195	5,195
Ohio State Water Development Authority, FirstEnergy Project (RB) Series B (LOC - Barclays Bank PLC) (VRDN)
1.600%, 01/01/34	10,000	10,000
Ohio State Water Development Authority, Timken Company Project (RB) (LOC - Northern Trust Company) (VRDN)
1.600%, 11/01/25	2,000	2,000
Ohio State, Common Schools (GO) Series 2004A
5.000%, 06/15/08	1,000	1,000
Ohio State, Major New State Infrastructure Project (RB) Series 2001-1
5.000%, 06/15/08	500	500
Ohio University (BAN) (RB)
3.625%, 07/16/08	850	851
Olmsted Falls City School District (BAN) (GO)
3.500%, 01/15/09	1,110	1,114
Penta County Career Center (TAN) (GO)
2.000%, 02/26/09	5,500	5,524
Perrysburg (BAN) (GO)
4.000%, 11/06/08	1,170	1,172
4.000%, 11/06/08	2,753	2,758
Port of Greater Cincinnati Development Authority, Sycamore Township Kenwood Central Public Parking Project (RB) Series A (LOC - LaSalle Bank) (VRDN)
1.650%, 02/01/39	2,315	2,315
Sharonville (BAN) (GO)
4.250%, 07/25/08	2,560	2,562
Solon (BAN) (GO)
4.125%, 06/26/08	1,690	1,690
St. Mary’s City School District (BAN) (GO)
3.625%, 06/10/08	1,700	1,700
Sunbury (BAN) (GO)
2.500%, 04/15/09	3,200	3,214
Toledo City Services (SAN) (LOC - State Street Bank & Trust) (VRDN)
1.620%, 06/01/08	7,100	7,100
1.620%, 12/01/09	11,400	11,400
1.620%, 12/01/10	5,000	5,000
Toledo-Lucas County Port Authority (RB) Series C (LOC - Sovereign Bank) (VRDN)
1.600%, 05/15/38##	6,800	6,800
Union County (BAN) (GO)
3.500%, 12/10/08	1,250	1,253
University of Cincinnati (RB) Series B (MBIA) (VRDN)
3.250%, 06/01/20	12,685	12,685
University of Cincinnati General Receipts (RB) Series B (AMBAC) (VRDN)
5.500%, 06/01/31	12,905	12,905
Upper Arlington (BAN) (GO) Series A
3.500%, 10/01/08	3,972	3,980
Upper Valley Joint Vocational School District (BAN) (GO)
4.000%, 11/25/08	950	953
Warren County Health Care Facilities, Otterbein Homes Project (RB) (LOC - U.S Bank) (VRDN)
1.550%, 07/01/31	4,960	4,960
Warren County Industrial Development Authority, Cincinnati Electric Illuminating Project (RB) (LOC - Scotiabank) (VRDN)
1.800%, 09/01/15	4,690	4,690
Warren County Industrial Development Authority, Liquid Container Project (RB) (LOC - Bank of America) (VRDN)
1.620%, 03/01/15	1,670	1,670
Washington County Hospital, Marietta Area Health Care Project (RB) (FSA) (VRDN)
1.700%, 12/01/33	2,660	2,660
West Clermont Local School District (BAN) (GO)
4.000%, 08/05/08	2,000	2,003
Wooster Industrial Development Authority, Allen Group Project (RB) (LOC - Wachovia Bank) (VRDN)
1.650%, 12/01/10	5,200	5,200

Total Municipal Securities (Cost $452,633)		452,633

19

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Number of Shares	Value (000)
MONEY MARKET FUND — 0.4%
BlackRock Ohio Municipal Money Market Fund	2,077,707	$2,078

(Cost $2,078)
TOTAL INVESTMENTS — 95.8% (Cost $454,711)*		454,711

Other Assets & Liabilities — 4.2%
Dividends Payable
Class I		(608)
Class A		(1)
Investment Advisory Fees Payable		(60)
12b-1 Fees Payable
Class I		(16)
Class A		(4)
Administration Fees Payable		(24)
Custody Fees Payable		(4)
Trustees’ Fees Payable		(15)
Payable for Shares of Beneficial Interest Redeemed		(1,271)
Other		21,908

Total Other Assets & Liabilities		19,905

TOTAL NET ASSETS — 100.0%		$474,616

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$474,616

Total Net Assets		$474,616

Net Asset Value, Offering and Redemption
Price Per Share — Class I ($361,183,836 ÷ 361,188,076 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($113,432,419 ÷ 113,429,036 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

PLC — Public Liability Company

RB — Revenue Bond

SAN — Special Assessment Note

TAN — Tax Anticipation Note

TECP — Tax Exempt Commercial Paper

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

20

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 87.3%
Pennsylvania — 87.3%
Allegheny County Higher Education Building Authority, Carnegie Mellon University (RB) (VRDN)
1.090%, 12/01/33	$4,125	$4,125
Allegheny County Hospital Development Authority, Children’s Hospital of Pittsburgh (RB) Series A (LOC - Citizens Bank) (VRDN)
1.650%, 06/01/35	5,300	5,300
Allegheny County Hospital Development Authority, Health Care Dialysis Clinic (RB) (LOC - Bank of America) (VRDN)
1.550%, 12/01/19	1,430	1,430
Allegheny County Hospital Development Authority, Presbyterian University Health System (RB) Series A (MBIA) (VRDN)
1.700%, 03/01/20	600	600
Allegheny County Hospital Development Authority, Presbyterian University Health System (RB) Series B (MBIA) (VRDN)
1.700%, 03/01/20	1,510	1,510
Allegheny County Hospital Development Authority, Presbyterian University Health System (RB) Series C (MBIA) (VRDN)
1.700%, 03/01/20	600	600
Allegheny County Hospital Development Authority, Presbyterian University Health System (RB) Series D (MBIA) (VRDN)
1.700%, 03/01/20	1,200	1,200
Allegheny County Hospital Development Authority, Presbyterian University Hospital (RB) Series B2 (LOC - Bank One) (VRDN)
1.550%, 03/01/18	1,000	1,000
Allegheny County Industrial Development Authority, Animal Friends, Inc. Project (RB) (LOC - PNC Bank) (VRDN)
3.800%, 07/01/25	2,400	2,400
Allegheny County Industrial Development Authority, Carnegie Museums of Pittsburgh (RB) (LOC - Citizens Bank) (VRDN)
1.690%, 08/01/32	1,800	1,800
Allegheny County Industrial Development Authority, University of Pittsburgh Medical Center (RB) Series C (LOC - Comerica Bank) (VRDN)
1.640%, 03/01/15	2,235	2,235
Allegheny County Port Authority, Prerefunded 03/01/09 @ 101 (RB) (MBIA)
6.250%, 03/01/09	385	401
Beaver County Industrial Development Authority, Atlantic Richfield Project (RB) (VRDN)
1.600%, 12/01/20	6,150	6,150
Beaver County Industrial Development Authority, FirstEnergy Generation (RB) Series A (LOC - Barclays Bank PLC) (VRDN)
1.550%, 01/01/35	3,400	3,400
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Generation (RB) (LOC - Barclays Bank PLC) (VRDN)
1.350%, 04/01/41	1,445	1,445
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Generation (RB) Series B (LOC - Royal Bank of Scotland) (VRDN)
1.580%, 12/01/41	4,400	4,400
Berks County Industrial Development Authority, Kutztown Resource Management Project (RB) (LOC - Wachovia Bank) (VRDN)
1.700%, 12/01/30	3,850	3,850
Chester County Industrial Development Authority, Archdiocese of Philadelphia (RB) (LOC - Wachovia Bank) (VRDN)
1.300%, 07/01/31	2,510	2,510
Cumberland County Municipal Authority, Messiah Village Project (RB) (LOC - Citizens Bank) (VRDN)
1.630%, 07/01/27	2,005	2,005
Delaware County Industrial Development Authority, Academy of Notre Dame Project (RB) (LOC - Citizens Bank) (VRDN)
1.630%, 12/01/36	3,785	3,785
Delaware County Industrial Development Authority, BP Exploration and Oil (RB) (VRDN)
1.400%, 10/01/19	50	50
Delaware County Industrial Development Authority, Resource Recovery Facility (RB) Series G (VRDN)
1.500%, 12/01/31	3,600	3,600
1.500%, 12/01/31	1,195	1,195
Delaware County Industrial Development Authority, Resource Recovery Facility (RB) Series G (VRDN)
1.500%, 12/01/31	1,000	1,000
1.500%, 12/01/31	4,160	4,160
Delaware Valley Regional Finance Authority (RB) Series A (LOC - Bayerische Landesbank) (VRDN)
1.470%, 12/01/17	2,000	2,000
Delaware Valley Regional Finance Authority (RB) Series B (LOC - Bayerische Landesbank) (VRDN)
1.470%, 12/01/20	4,600	4,600
Delaware Valley Regional Finance Authority (RB) Series C (LOC - Bayerische Landesbank) (VRDN)
1.470%, 12/01/20	2,300	2,300
Delaware Valley Regional Finance Authority (RB) Series D (LOC - Bayerische Landesbank) (VRDN)
1.470%, 12/01/20	10,000	10,000
Emmaus General Authority (RB) (FSA) (VRDN)
1.600%, 12/01/28	95	95
Erie Water Authority (RB) Series A (FSA) (VRDN)
1.550%, 12/01/36	500	500
Geisinger Authority, Geisinger Health Systems (RB) (VRDN)
1.380%, 11/15/32	2,550	2,550

21

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Geisinger Authority, Geisinger Health Systems (RB) Series C (VRDN)
1.380%, 08/01/28	$500	$500
Hanover School District (GO) (FSA) (VRDN)
1.620%, 06/01/25	1,750	1,750
Harrisburg Authority, Cumberland Valley School District Project (RB) Sub-Series B (FSA) (VRDN)
1.670%, 03/01/34	6,100	6,100
Harrisburg Authority, West Brandywine (RB) Sub-Series D (FSA) (VRDN)
1.670%, 03/01/34	2,700	2,700
Lebanon County Health Facilities Authority, ECC Retirement Village Project (RB) (LOC - Northern Trust Company) (VRDN)
1.670%, 10/15/25	3,570	3,570
Luzerne County Convention Center Authority (RB) Series A (LOC - Wachovia Bank) (VRDN)
1.630%, 09/01/28	3,815	3,815
Manheim Township School District (GO) (FSA) (VRDN)
1.620%, 06/01/16	2,000	2,000
Montgomery County Industrial Development Authority, Girl Scouts of Southeastern Pennsylvania (RB) (LOC - Wachovia Bank) (VRDN)
1.700%, 02/01/25	100	100
Montgomery County Industrial Development Authority, PECO Energy Company Project (RB) Series A (LOC - Wachovia Bank) (VRDN)
1.650%, 10/01/30	1,500	1,500
Montgomery County Industrial Development Authority, PECO Energy Company Project (TECP) Series 94-A (LOC - BNP Paribas) (VRDN)
1.950%, 07/17/08	5,000	5,000
Pennsylvania Higher Educational Facilties Authority, Association of Independent Colleges and Universities Financing Program (RB) Series I2 (LOC - PNC Bank N.A.) (VRDN)
1.620%, 11/01/21	535	535
Pennsylvania State (GO) First Series
5.000%, 01/15/09	2,000	2,042
5.250%, 02/01/09	5,775	5,879
Pennsylvania State (GO) Second Series
5.000%, 10/15/08	1,500	1,514
Pennsylvania State Higher Education Facilities Authority, Carnegie Mellon University (RB) Series D (VRDN)
1.350%, 11/01/30	700	700
Pennsylvania State Higher Educational Facilities Authority, Association of Independent Colleges & Universities Program (RB) Series J-2 (LOC - PNC Bank) (VRDN)
1.620%, 05/01/27	1,900	1,900
Pennsylvania State Higher Educational Facilities Authority, Carnegie Mellon University (RB) Series A (VRDN)
1.350%, 11/01/25	900	900
Pennsylvania State Higher Educational Facilities Authority, Carnegie Mellon University (RB) Series C (VRDN)
1.350%, 11/01/29	700	700
Pennsylvania State Higher Educational Facilities Authority, Robert Morris College Project (RB) Series F2 (VRDN)
2.050%, 05/01/25	2,500	2,500
Pennsylvania State Higher Educational Facilities Authority, State System of Higher Education (RB) Series AC (MBIA)
5.000%, 06/15/08	1,400	1,401
Pennsylvania State Higher Educational Facilities Authority, Student Association Housing Project (RB) Series A (LOC - Citizens Bank) (VRDN)
1.620%, 07/01/38	1,500	1,500
Pennsylvania State Turnpike Commission (RB) Series A-1 (VRDN)
1.600%, 12/01/30	2,700	2,700
Pennsylvania State Turnpike Commission (RB) Series B (VRDN)
1.670%, 12/01/12	1,600	1,600
Pennsylvania State Turnpike Commission (RB) Series C (FSA) (VRDN)
1.550%, 07/15/41	355	355
Pennsylvania State Turnpike Commission (RB) Series Q (VRDN)
1.300%, 06/01/28	1,500	1,500
Pennsylvania State Turnpike Commission (RB) Series U (VRDN)
1.500%, 12/01/19	3,000	3,000
Pennsylvania State University (RB) Series A (VRDN)
1.590%, 04/01/31	7,525	7,525
1.590%, 03/01/32	3,870	3,870
Philadelphia Authority for Industrial Development, 1100 Walnut Associates Project (RB) (LOC - PNC Bank) (VRDN)
2.350%, 12/01/14	400	400
Philadelphia Authority for Industrial Development, Chemical Heritage Foundation Project (RB) (LOC - Wachovia Bank) (VRDN)
1.630%, 07/01/27	770	770
Philadelphia Authority for Industrial Development, Chestnut Hill Academy (RB) (LOC - Wachovia Bank) (VRDN)
1.650%, 12/01/35	1,645	1,645
Philadelphia Authority for Industrial Development, Girard Estate Aramark Project (RB) (LOC - JPMorgan Chase) (VRDN)
1.550%, 06/01/32	1,000	1,000
Philadelphia Authority for Industrial Development, Newcourtland Elder Services Project (RB) (LOC - PNC Bank) (VRDN)
1.300%, 03/01/27	1,000	1,000

22

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Philadelphia Hospitals & Higher Education Facilities Authority, Philadelphia Schools (RB) Series A-3 (LOC - First Union National Bank) (VRDN)
1.650%, 03/01/19	$525	$525
Philadelphia School District (TRAN) (GO) Series A (LOC - Bank of America)
4.500%, 06/27/08	5,000	5,003
Quakertown General Authority, Community Medical Center Healthcare System (RB) Series A (LOC - PNC Bank) (VRDN)
1.600%, 07/01/26	2,200	2,200
State Public School Building Authority, Albert Gallatin Area School Project (RB) (FSA) (VRDN)
1.620%, 09/01/24	2,400	2,400
State Public School Building Authority, Montgomery County Community College Project (RB)
3.000%, 05/01/09	980	989
University of Pittsburgh, University Capital Project (RB) Series A (VRDN)
1.630%, 09/15/09	1,500	1,500
1.660%, 09/15/14	1,100	1,100
1.660%, 09/15/15	1,220	1,220
1.660%, 09/15/18	1,000	1,000
University of Pittsburgh, University Capital Project (RB) Series B (VRDN)
1.660%, 09/15/29	1,500	1,500
1.630%, 09/15/38	3,500	3,500
Upper Dauphin Industrial Development Authority, United Church of Christ Homes Project (RB) (LOC - Wachovia Bank) (VRDN)
1.650%, 12/01/26	2,910	2,910
Washington County Authority, Girard Estate Project (RB) (LOC - JPMorgan Chase) (VRDN)
1.550%, 06/01/27##	1,215	1,215
Washington County Authority, University of Pennsylvania Project (RB) (VRDN)
1.460%, 07/01/34	7,250	7,250
Washington County Hospital Authority, Washington Hospital Project (RB) (LOC - PNC Bank) (VRDN)
3.800%, 07/01/08	3,000	3,000

Total Municipal Securities (Cost $189,479)		189,479

	Number of Shares
MONEY MARKET FUND — 1.2%
BlackRock Pennsylvania Municipal Money Market Portfolio (Cost $2,710)	2,710,053	2,710

TOTAL INVESTMENTS — 88.5% (Cost $192,189)*		192,189

Other Assets & Liabilities – 11.5%		24,874

TOTAL NET ASSETS — 100.0%		$217,063

*	Also cost for Federal income tax purposes.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

PLC — Public Liability Company

RB — Revenue Bond

TECP — Tax Exempt Commercial Paper

TRAN — Tax and Revenue Anticipation Note

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

23

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $192,189)	$192,189
Receivable for investments sold	20,620
Receivable for shares of beneficial interest sold	4,782
Interest receivable	848
Prepaid expenses	6

Total Assets	218,445

LIABILITIES
Payable for shares of beneficial interest purchased	39
Payable for investment securities purchased	989
Dividends payable
Class I	237
Class A	34
Investment advisory fees payable	27
12b-1 Fees Payable
Class I	5
Class A	3
Shareholder services fees payable
Class A	8
Administration fees payable	11
Custody fees payable	2
Transfer agent fees payable	3
Trustee fees payable	6
Other liabilities	18

Total Liabilities	1,382

TOTAL NET ASSETS	$217,063

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$217,103
Accumulated Net Realized Loss on Investments	(40)

Total Net Assets	$217,063

Net Asset Value, Offering and Redemption Price Per Share — Class I
($143,142,896 ÷ 143,256,531 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A
($73,920,352 ÷ 73,860,266 outstanding shares of beneficial interest)	$1.00

See Notes to Financial Statements.

24

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.4%
Alabama — 0.1%
Mobile County Industrial Development Authority, ExxonMobil Project (RB) (VRDN)
1.500%, 07/15/32	$950	$950

Alaska — 2.4%
Valdez Marine Terminal, BP Pipelines Project (RB) Series C (VRDN)
1.300%, 07/01/37	2,600	2,600
Valdez Marine Terminal, Exxon Pipeline Project (RB) Series A (VRDN)
1.500%, 12/01/33	10,000	10,000
Valdez Marine Terminal, Exxon Pipeline Project (RB) Series B (VRDN)
1.500%, 12/01/33	10,300	10,300

		22,900

Arizona — 0.3%
Phoenix Industrial Development Authority, Pilgrim Rest Foundation Project (RB) Series 2005A (LOC - JPMorgan Chase Bank) (VRDN)
1.850%, 10/01/30	2,325	2,325

Colorado — 1.3%
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond Program (RB) Series A-6 (LOC - Bank of America) (VRDN)
1.400%, 02/01/25	2,950	2,950
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond Program (RB) Series PG-A-8 (LOC - Bank of America) (VRDN)
1.400%, 09/01/35	6,900	6,900
Colorado Health Facilities Authority, Colorado West Regional Mental Health Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.560%, 03/01/30	2,920	2,920

		12,770

Connecticut — 1.2%
Connecticut State Health & Educational Facility Authority, Yale University (RB) Series Y-2 (VRDN)
1.600%, 07/01/35	11,355	11,355

Delaware — 0.5%
Delaware State Economic Development Authority, Winterthur Museum Project (RB) (LOC - Wachovia Bank) (VRDN)
1.700%, 09/01/12	5,200	5,200

District of Columbia — 2.4%
District of Columbia (GO) Series B (FSA) (VRDN)
1.630%, 06/01/30	2,250	2,250
District of Columbia, Family and Child Services (RB) (LOC - Bank of America) (VRDN)
1.550%, 07/01/41	2,890	2,890
District of Columbia, Field School Project (RB) Series B (LOC - Wachovia Bank) (VRDN)
1.650%, 07/01/31	3,540	3,540
District of Columbia, George Washington University (RB) Series B (MBIA) (VRDN)
1.750%, 09/15/29	9,625	9,625
District of Columbia, George Washington University (RB) Series C (MBIA) (VRDN)
1.500%, 09/15/29	5,000	5,000

		23,305

Florida — 0.1%
Orlando & Orange County Expressway Authority (RB) Series C-1 (FSA) (VRDN)
1.550%, 07/01/25	1,005	1,005

Georgia — 3.4%
Atlanta (TECP)
2.900%, 09/10/08	6,000	6,000
Municipal Electric Authority, General Resolution Projects (RB) Sub-Series B (LOC - Bayerische Landesbank/Landesbank Hessen-Thueringen/ Westdeutsche Landesbank) (MBIA) (VRDN)
1.610%, 01/01/20	9,600	9,600
Municipal Electric Authority, Project One (RB) Sub-Series E (FSA) (VRDN)
1.500%, 01/01/26	17,200	17,200

		32,800

Illinois — 4.6%
Bloomington (GO) (VRDN)
1.600%, 06/01/24	8,700	8,700
Illinois Finance Authority, Chicago Historical Society (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.530%, 01/01/36	1,500	1,500
Illinois Finance Authority, Elim Christian Services Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.600%, 12/01/37	15,000	15,000
Illinois Finance Authority, Elmhurst College (RB) (LOC - Bank of America) (VRDN)
1.550%, 02/01/42	5,500	5,500
Illinois International Port District (RB) (LOC - LaSalle Bank) (VRDN)
1.710%, 01/01/23	1,150	1,150
Illinois State Educational Facilities Authority, Field Museum of Natural History (RB) (LOC - Bank One) (VRDN)
1.600%, 11/01/34	1,000	1,000
Illinois State Educational Facilities Authority, Lake Forest Open Lands Project (RB) (LOC - Northern Trust Company) (VRDN)
1.600%, 08/01/33	6,100	6,100
Lake County Community Consolidated School District Number 50, Prerefunded 12/01/08 @ 100 (GO) Series A (FGIC) (SLGS)
6.000%, 12/01/08	1,000	1,013

25

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Illinois — continued
Naperville, Dupage Children’s Museum (RB) (LOC - American National Bank & Trust) (VRDN)
1.600%, 06/01/30	$2,500	$2,500
Normal County (GO) (VRDN)
1.600%, 06/01/23	1,750	1,750

		44,213

Indiana — 7.3%
Angola Educational Facilities, Tri-State University Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 07/01/26	8,350	8,350
Evansville Industrial Economic Development Authority, Ball Corporation Project (RB) (LOC - Bank One) (VRDN)
2.350%, 12/01/08	2,500	2,500
Fishers Redevelopment Authority (BAN)
2.250%, 12/01/08	6,300	6,300
Indian Lake Local School District (BAN) (GO)
4.000%, 12/11/08	2,000	2,006
Indiana State Development Finance Authority, Children’s Museum of Indianapolis (RB) (VRDN)
1.600%, 07/01/33	1,250	1,250
Indiana State Development Finance Authority, Indiana Historical Society (RB) (LOC - Bank One Indiana) (VRDN)
1.600%, 08/01/31	1,000	1,000
Indiana State Development Finance Authority, Indianapolis Museum (RB) (LOC - Bank One Indiana) (VRDN)
1.600%, 02/01/36	600	600
Indiana State Development Finance Authority, Indianapolis Museum of Art (RB) (LOC - Bank One) (VRDN)
1.600%, 02/01/37	1,000	1,000
Indiana State Development Finance Authority, Sycamore School Project (RB) (LOC - KeyBank) (VRDN)
1.770%, 08/01/24	3,825	3,825
Indiana State Educational Facilities Authority, Indiana Wesleyan University Project (RB) Series A (LOC - Bank One Indiana) (VRDN)
1.600%, 06/01/28	2,185	2,185
Indiana State Finance Authority Economic Development, Campagna Academy Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.850%, 06/01/42	8,600	8,600
Indiana State Finance Authority Economic Development, Goodwill Industries of Central Indiana (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.600%, 12/01/36	11,400	11,400
Indiana State Health Facilities Financing Authority, Southern Indiana Rehabilitation Hospital Project (RB) (LOC - Bank One Kentucky) (VRDN)
2.350%, 04/01/20	1,730	1,730
Lawrence Sewage Works (RN) Series A
3.100%, 12/27/08	1,630	1,630
Lawrence Waterworks (RN) Series A
3.100%, 12/27/08	4,845	4,845
Purdue University (RB) Series S (VRDN)
1.660%, 07/01/26	2,550	2,550
Reid Hospital & Health Care Services, Reid Hospital Project (RB) Series A (FSA) (VRDN)
1.510%, 01/01/40	3,900	3,900
St. Joseph County Educational Facilities, Holy Cross College Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.680%, 09/01/25	5,800	5,800

		69,471

Iowa — 0.3%
Iowa Finance Authority, Iowa Health System (RB) Series B-3 (AMBAC) (VRDN)
2.500%, 02/15/35	3,055	3,055

Kansas — 1.9%
Burlington (TECP) Series C-1
1.650%, 07/07/08	900	900
Burlington (TECP) Series C-2
1.650%, 07/07/08	2,600	2,600
1.430%, 07/10/08	8,200	8,200
Burlington Pollution Control (TECP)
2.000%, 08/06/08	1,500	1,500
2.000%, 08/06/08	1,500	1,500
Newton Economic Development Authority, Newton Surgery Center Project (RB) Series A (LOC - Bank of America) (VRDN)
1.550%, 10/01/22	3,100	3,100

		17,800

Kentucky — 0.4%
Kentucky Asset/Liability Commission (TRAN) Series A
4.500%, 06/26/08	4,000	4,002

Louisiana — 1.2%
Plaquemines Port Harbor & Terminal District Facilities, Chevron Pipe Line Project (RB) (VRDN)
3.850%, 09/01/08	6,000	6,000
St. James Parish Pollution Control Facilities, Occidental Petroleum Corporation Project (RB) Series 1996 (LOC - Bayerische Landesbank) (VRDN)
1.750%, 07/01/18	5,000	5,000

		11,000

Maryland — 1.5%
Maryland State Economic Development, Associated Catholic Charities (RB) (LOC - PNC Bank) (VRDN)
1.600%, 10/01/29	1,605	1,605
Maryland State Economic Development, Howard Hughes Medical Institute (RB) Series A (VRDN)
1.470%, 02/15/43	3,000	3,000

26

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Maryland — continued
Maryland State Health and Higher Educational Facilities Authority, Bishop McNamara High School Project (RB) (LOC - PNC Bank) (VRDN)
1.600%, 07/01/32	$4,000	$4,000
Maryland State Health and Higher Educational Facilities Authority, Roman Catholic Archbishop of Baltimore (RB) (LOC - PNC Bank) (VRDN)
1.600%, 07/01/37	1,590	1,590
Maryland State Health and Higher Educational Facilities Authority, University of Maryland Medical System (RB) Series A (LOC - Wachovia Bank) (VRDN)
1.550%, 07/01/34	4,000	4,000

		14,195

Massachusetts — 3.3%
Baltimore Industrial Development Authority, Capital Acquisition Program (RB) (LOC - Bayerische Landesbank) (VRDN)
1.600%, 08/01/16	8,790	8,790
Massachusetts Development Finance Agency, Harvard University (RB) Series B-1 (VRDN)
1.100%, 07/15/36	7,100	7,100
Massachusetts State Health & Educational Facilities Authority, Amherst College (RB) Series H (VRDN)
2.630%, 11/01/33	3,000	3,000
Massachusetts State Health & Educational Facilities Authority, Harvard University (RB) Series BB (VRDN)
1.350%, 02/01/34	1,000	1,000
Massachusetts Water Resources Authority (TECP) Series 99 (LOC - State Street Bank & Trust)
1.850%, 06/12/08	12,000	12,000

		31,890

Michigan — 3.0%
Detroit Sewer Disposal (RB) Series B (FSA) (VRDN)
1.500%, 07/01/33	1,400	1,400
Michigan Higher Education Facilities Authority, Davenport University (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 01/01/36	6,910	6,910
Michigan Public Educational Facilities Authority, Holly Academy Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 10/01/34	2,000	2,000
Michigan State (GO) Series A (LOC - DEPFA Bank PLC)
4.000%, 09/30/08	9,000	9,031
Michigan Strategic Fund, Goodwill Industries of Greater Grand Rapids Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 01/01/38	7,750	7,750
Michigan Strategic Fund, YMCA of Metropolitan Detroit Project (RB) (LOC - Bank One) (VRDN)
1.660%, 11/01/33	2,050	2,050

		29,141

Mississippi — 0.2%
Mississippi Business Finance Corporation, Chevron USA Project (RB) Series B (VRDN)
1.470%, 12/01/30	1,800	1,800

Missouri — 1.0%
Missouri State Health & Educational Facilities Authority, SSM Healthcare Corporation Project (RB) Series C-4 (FSA) (VRDN)
1.510%, 06/01/33	5,250	5,250
Missouri State Health & Educational Facilities Authority, Washington University Project (RB) Series C (VRDN)
1.300%, 09/01/30	2,900	2,900
Missouri State Health & Educational Facilities Authority, Washington University Project (RB) Series D (VRDN)
1.300%, 09/01/30	1,100	1,100

		9,250

Nebraska — 0.1%
American Public Energy Agency (RB) Series A (VRDN)
1.320%, 12/01/15	1,020	1,020

Nevada — 0.7%
Clark County School District (GO) Series A (FSA) (VRDN)
1.150%, 06/15/21	6,585	6,585

New Hampshire — 1.1%
New Hampshire Health & Education Facilities Authority, Dartmouth College (RB) (VRDN)
1.610%, 06/01/23	9,845	9,845
New Hampshire Health & Education Facilities Authority, Dartmouth College (RB) Series A (VRDN)
1.650%, 06/01/31	1,000	1,000

		10,845

New Mexico — 0.6%
New Mexico (TRAN)
4.500%, 06/30/08	6,000	6,004

New York — 1.8%
Metropolitan Transportation Authority (RB) Series D-1 (FSA) (VRDN)
1.520%, 11/01/29	1,670	1,670
New York City (GO) Series F-5 (LOC - Bayerische Landesbank) (VRDN)
1.520%, 02/15/16	10,000	10,000
New York City Capital Resource, Loan Enhanced Assistance Program (RB) Series A (LOC - Bank of America) (VRDN)
1.400%, 03/01/38	4,000	4,000

27

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
New York — continued
New York City Municipal Water Finance Authority Water & Sewer System (RB) Series AA-1 (VRDN)
1.200%, 06/15/32	$1,300	$1,300

		16,970

North Carolina — 4.6%
Guilford County Recreational Facilities Authority, YMCA Project (RB) (LOC - Branch Banking & Trust) (VRDN)
1.650%, 02/01/23	1,955	1,955
North Carolina Capital Facilities Finance Agency, Ashville School Project (RB) (LOC - Wachovia Bank) (VRDN)
1.630%, 04/01/27	1,505	1,505
North Carolina Capital Facilities Finance Agency, Catawba College (RB) (LOC - Wachovia Bank) (VRDN)
1.600%, 10/01/31	1,790	1,790
North Carolina Capital Facilities Finance Agency, Elon College (RB) Series A (LOC - Bank of America) (VRDN)
1.600%, 01/01/14	3,405	3,405
North Carolina Educational Facilities Finance Agency, Belmont Abbey College Project (RB) (LOC - Wachovia Bank) (VRDN)
1.600%, 06/01/18	800	800
North Carolina Educational Facilities Finance Agency, Davidson College (RB) Series B (VRDN)
1.630%, 12/01/20	9,175	9,175
North Carolina Educational Facilities Finance Agency, Ravenscroft School Project (RB) (LOC - Wachovia Bank) (VRDN)
1.630%, 08/01/20	1,920	1,920
North Carolina Medical Care Commission, Rutherford Hospital Project (RB) (LOC - Branch Banking & Trust) (VRDN)
1.650%, 09/01/21	1,400	1,400
North Carolina State University at Raleigh, Centennial Campus Project (RB) Series A (FSA) (VRDN)
1.630%, 12/15/19	1,600	1,600
University of North Carolina (RB) Series B (VRDN)
1.660%, 12/01/25	3,000	3,000
University of North Carolina at Chapel Hill (RB) Series C (VRDN)
1.400%, 12/01/25	12,815	12,815
Wake County (GO)
5.000%, 03/01/09	1,100	1,127
Wake County (GO) Series B (VRDN)
1.570%, 03/01/24	3,300	3,300

		43,792

Ohio — 22.9%
Clark County (BAN) (GO) (VRDN)
2.000%, 05/06/09	1,275	1,277
Cleveland Waterworks (RB) Series M (FSA) (VRDN)
1.550%, 01/01/33	10,600	10,600
Clinton County (BAN) (GO)
2.500%, 10/23/08	2,450	2,456
Cuyahoga County Economic Development Authority, Magnificat High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.700%, 06/01/30	1,880	1,880
Cuyahoga County Port Authority, Euclid Garage Office Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.560%, 01/01/34	2,175	2,175
Evendale, Evendale Commons Project (TIB) (RN) (LOC - Fifth Third Bank)
3.250%, 05/14/09	4,260	4,290
Fairfield Township (BAN) (GO)
2.750%, 06/10/09	3,225	3,250
Franklin County Hospital Authority, Holy Cross Health Systems Project (RB) (LOC - JPMorgan Chase) (VRDN)
1.600%, 06/01/16	5,720	5,720
Franklin County, Trinity Health Credit Group Project (RB) Series F (FSA) (VRDN)
1.600%, 12/01/30	18,735	18,735
Hamilton City (BAN) (GO)
4.000%, 09/11/08	1,000	1,001
Hamilton County Economic Development Authority, Taft Museum Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 05/01/27	4,995	4,995
Hamilton County Healthcare Facilities, Episcopal (RB) Series A (LOC - KeyBank) (VRDN)
1.630%, 06/01/35	650	650
Hilliard School District (BAN) (GO) Series A
4.000%, 06/12/08	3,500	3,500
Lakewood (BAN)
2.125%, 04/16/09	3,750	3,760
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.550%, 04/01/37	9,000	9,000
Logan County (BAN) (GO) Series A
3.750%, 06/18/08	2,250	2,251
Marysville (BAN) (GO)
3.500%, 01/23/09	1,805	1,811
2.500%, 06/03/09	5,585	5,615
Marysville (BAN) (RN) (LOC - Fifth Third Bank)
4.000%, 09/11/08	4,725	4,731
Marysville Exempt Village School District (BAN) (GO)
2.875%, 05/21/09	545	549
Mason City School District (BAN)
2.750%, 02/05/09	3,000	3,015
Mayfield Heights (BAN) (GO)
4.250%, 08/21/08	3,200	3,204
Miami County (BAN) (GO)
4.000%, 11/27/08	2,235	2,241
Montgomery County, Catholic Health Initiatives Project (RB) Series B-1 (VRDN)
1.550%, 03/01/27	8,000	8,000

28

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Montgomery County, Catholic Health Initiatives Project (RB) Series B-2 (VRDN)
1.550%, 04/01/37	$9,600	$9,600
North Ridgeville (BAN) (GO) Series 1
2.500%, 12/04/08	4,000	4,008
Ohio State (GO) Series B (VRDN)
1.380%, 03/15/25	10,000	10,000
Ohio State Air Quality Development Authority, FirstEnergy Project (RB) (LOC - Wachovia Bank) (VRDN)
1.600%, 12/01/33	6,000	6,000
Ohio State Air Quality Development Authority, FirstEnergy Project (RB) Series A (LOC - Barclays Bank PLC) (VRDN)
1.630%, 12/01/23	5,000	5,000
Ohio State Air Quality Development Authority, Ohio Edison Project (RB) Series A (LOC - Wachovia Bank) (VRDN)
1.700%, 02/01/14	3,845	3,845
Ohio State Air Quality Development Authority, Timken Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.600%, 11/01/25	675	675
Ohio State Higher Educational Facilities Commission (RB) (LOC - Fifth Third Bank) (VRDN)
1.810%, 09/01/25	2,125	2,125
Ohio State Higher Educational Facilities Commission, Pooled Financing Program (RB) Series A (LOC - Fifth Third Bank) (VRDN)
1.560%, 09/01/24	1,425	1,425
Ohio State University (TECP) Series 03-C
1.000%, 08/14/08	5,500	5,500
Ohio State Water Development Authority, FirstEnergy Project (RB) (LOC - Wachovia Bank) (VRDN)
1.570%, 12/01/33	3,000	3,000
Ohio State Water Development Authority, FirstEnergy Project (RB) Series B (LOC - Barclays Bank PLC) (VRDN)
1.600%, 01/01/34	9,325	9,325
Orrville (BAN) (GO)
4.000%, 09/17/08	2,180	2,182
Perrysburg (BAN) (GO)
4.000%, 08/07/08	1,500	1,501
2.125%, 05/21/09	2,250	2,253
Rocky River, Lutheran West High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 12/01/22	2,400	2,400
Summit County Port Authority (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 02/01/28	2,600	2,600
Toledo-Lucas County Port Authority, St. Francisde Sales High School (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 08/01/25	5,550	5,550
Trenton (BAN) (GO)
2.500%, 03/12/09	2,385	2,385
University of Cincinnati (BAN) (RB) Series A
3.250%, 01/14/09	5,750	5,768
University of Cincinnati (RB) Series B (LOC - Bayerische Landesbank) (VRDN)
1.660%, 06/01/24	3,000	3,000
University of Cincinnati (RB) Series B (MBIA) (VRDN)
3.250%, 06/01/20	10,000	10,000
Warren County (BAN) (GO)
4.150%, 09/05/08	1,610	1,612
Warren County Healthcare Facilities Authority, Otterbein Homes Project (RB) Series B (LOC - Fifth Third Bank) (VRDN)
1.710%, 07/01/23	2,728	2,728
Washington County Hospital, Marietta Area Health Facilities (RB) (LOC - Fifth Third Bank) (VRDN)
1.640%, 12/01/26	1,480	1,480
West Chester Township (BAN) (GO)
2.500%, 05/07/09	2,610	2,627
2.500%, 05/07/09	1,010	1,016
West Clermont Local School District (BAN) (GO)
3.500%, 08/05/08	7,500	7,509

		219,820

Oregon — 1.0%
Yamhill County, George Fox University Project (RB) Series A (LOC - Bank of America) (VRDN)
1.550%, 10/01/35	9,955	9,955

Pennsylvania — 12.7%
Allegheny County Higher Education Building Authority, Carnegie Mellon University (RB) (VRDN)
1.090%, 12/01/33	7,000	7,000
Allegheny County Hospital Development Authority, Presbyterian University Hospital (RB) Series B2 (LOC - Bank One) (VRDN)
1.550%, 03/01/18	300	300
Allegheny County Hospital Development Authority, Presbyterian University Hospital (RB) Series B3 (LOC - Bank One) (VRDN)
1.550%, 03/01/18	950	950
Allentown Commercial and Industrial Development, Diocese of Allentown (RB) (LOC - Wachovia Bank) (VRDN)
1.300%, 12/01/29	7,750	7,750
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Generation (RB) (LOC - Barclays Bank PLC) (VRDN)
1.350%, 04/01/41	1,300	1,300
Bucks County Industrial Development Authority, Christian Life Center Project (RB) (LOC - Wachovia Bank) (VRDN)
1.700%, 09/01/19	1,915	1,915
Delaware County Industrial Development Authority, Academy of Notre Dame Project (RB) (LOC - Citizens Bank) (VRDN)
1.630%, 12/01/36	1,500	1,500

29

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Delaware County Industrial Development Authority, Resource Recovery Facility (RB) Series G (VRDN)
1.500%, 12/01/31	$2,750	$2,750
Downingtown Area School District (GO) (FSA) (VRDN)
1.500%, 02/01/19	2,700	2,700
Erie Higher Education Building Authority, Mercyhurst College Project (RB) (LOC - PNC Bank) (VRDN)
1.620%, 11/01/23	4,800	4,800
Geisinger Authority, Geisinger Health Systems (RB) Series B (VRDN)
1.380%, 08/01/22	3,000	3,000
Harrisburg Authority, Haverford School District (RB) Sub-Series A (FSA) (VRDN)
1.670%, 03/01/34	2,105	2,105
Luzerne County (GO) Series A (FSA) (VRDN)
1.550%, 11/15/26	1,000	1,000
Luzerne County Convention Center Authority (RB) Series A (LOC - Wachovia Bank) (VRDN)
1.630%, 09/01/28	1,500	1,500
Montgomery County Higher Education Facilities Authority, William Penn Charter School Project (RB) (LOC - PNC Bank) (VRDN)
1.620%, 09/15/31	4,600	4,600
Montgomery County Industrial Development Authority, LaSalle College High School (RB) (LOC - PNC Bank) (VRDN)
1.620%, 11/01/37	5,000	5,000
Montgomery County Industrial Development Authority, Meadowood (RB) (LOC - Citizens Bank) (VRDN)
1.600%, 12/01/20	1,600	1,600
New Garden General Authority, Municipal Pooled Financing Program (RB) Series II (FSA) (VRDN)
1.550%, 12/01/33	715	715
Pennsylvania State (GO) First Series
5.250%, 02/01/09	8,465	8,649
Pennsylvania State Turnpike Commission (RB) Series A-1 (VRDN)
1.600%, 12/01/30	2,700	2,700
Pennsylvania State Turnpike Commission (RB) Series C (FSA) (VRDN)
1.550%, 07/15/41	1,100	1,100
Pennsylvania State Turnpike Commission (RB) Series D (FSA) (VRDN)
1.600%, 07/15/41	1,900	1,900
Pennsylvania State Turnpike Commission (RB) Series Q (VRDN)
1.300%, 06/01/27	6,950	6,950
1.300%, 06/01/28	4,990	4,990
Philadelphia Authority for Industrial Development, 1100 Walnut Associates Project (RB) (LOC - PNC Bank) (VRDN)
2.350%, 12/01/14	2,100	2,100
Philadelphia Authority for Industrial Development, Chemical Heritage Foundation Project (RB) (LOC - Wachovia Bank) (VRDN)
1.630%, 07/01/27	240	240
Philadelphia Authority for Industrial Development, Chestnut Hill College (RB) Series A (LOC - Wachovia Bank) (VRDN)
1.630%, 10/01/29	4,165	4,165
Philadelphia Authority for Industrial Development, Girard Estate Facilities Project (RB) (LOC - Morgan Guaranty Trust) (VRDN)
1.550%, 11/01/31	4,800	4,800
Philadelphia Authority for Industrial Development, Newcourtland Elder Services Project (RB) (LOC - PNC Bank) (VRDN)
1.300%, 03/01/27	5,500	5,500
Philadelphia Authority for Industrial Development, Pennsylvania School for the Deaf (RB) (LOC - Citizens Bank) (VRDN)
1.670%, 11/01/32	4,100	4,100
Philadelphia Hospital & Higher Education Facilities Authority, Children’s Hospital Project (RB) Series A (VRDN)
1.380%, 07/01/22	3,400	3,400
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital Project (RB) Series B (VRDN)
1.380%, 07/01/25	3,900	3,900
Philadelphia School District (TRAN) (GO) Series A (LOC - Bank of America)
4.500%, 06/27/08	2,500	2,502
Quakertown General Authority, Community Medical Center Healthcare System (RB) Series A (LOC - PNC Bank) (VRDN)
1.600%, 07/01/26	5,480	5,480
University of Pittsburgh, University Capital Project (RB) Series A (VRDN)
1.630%, 09/15/09	430	430
1.660%, 09/15/14	500	500
University of Pittsburgh, University Capital Project (RB) Series B (VRDN)
1.580%, 09/15/28	500	500
1.660%, 09/15/29	960	960
1.630%, 09/15/38	2,500	2,500
1.580%, 09/15/40	4,300	4,300

		122,151

South Carolina — 2.1%
Greenville Hospital System Board, GHS Partners in Health (RB) Series A (AMBAC) (VRDN)
1.600%, 05/01/35	6,570	6,570
Greenville Hospital System Board, GHS Partners in Health (RB) Series C (AMBAC) (VRDN)
1.600%, 05/01/35	4,400	4,400
South Carolina Jobs-Economic Development Authority, Presbyterian Home of South Carolina Project (RB) (LOC - Wachovia Bank) (VRDN)
1.650%, 12/01/21	1,745	1,745

30

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
South Carolina — continued
South Carolina Jobs-Economic Development Authority, The Arts Partnership of Greater Spartenburg Project (RB) (LOC- Wachovia Bank) (VRDN)
1.630%, 06/30/18	$1,700	$1,700
South Carolina Public Service Authority (TECP)
1.680%, 10/07/08	5,500	5,500

		19,915

Tennessee — 2.2%
Blount County Health, Educational and Housing Facilities Authority, Presbyterian Homes Project (RB) (LOC - SunTrust Bank) (VRDN)
1.600%, 01/01/19	5,575	5,575
Clarksville Public Building Authority (RB) (LOC - Bank of America) (VRDN)
1.250%, 11/01/35	500	500
Hendersonville Industrial Development Board (TIB) Series A (LOC - Fifth Third Bank) (VRDN)
1.640%, 05/01/36	7,500	7,500
Montgomery County Public Building Authority Pooled Financing, Tennessee County Loan Pool (RB) (LOC - Bank of America) (VRDN)
1.550%, 03/01/25	7,700	7,700

		21,275

Texas — 5.7%
Denton Independent School District (GO) Series B (PSF-GTD) (VRDN)
3.750%, 08/15/21	7,500	7,500
Gulf Coast Industrial Development Authority, Amoco Oil Project (RB) (VRDN)
3.350%, 06/01/25	4,000	4,000
Houston Independent School District (GO) (PSF- GTD) (VRDN)
3.750%, 06/15/31	4,500	4,500
Red River Education Finance Corporation, Texas Christian University Project (RB) (VRDN)
1.660%, 03/01/30	7,700	7,700
1.600%, 03/15/35	20,000	20,000
Texas State (TRAN) (GO)
4.500%, 08/28/08	10,000	10,019
Williamson County (GO) Series A (FSA)
6.000%, 08/15/08	1,000	1,008

		54,727

Virginia — 0.7%
Fairfax County (GO) Series A (State Aid Withholding)
5.000%, 04/01/09	5,000	5,141
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series F (VRDN)
1.470%, 02/15/38	1,100	1,100

		6,241

Washington — 1.8%
Tulalip Tribes of the Tulalip Reservation (RB) (LOC - Wells Fargo Bank) (VRDN)
1.570%, 06/01/19##	10,000	10,000
Washington State Healthcare Facilities Authority, National Health Care Research & Educational Project (RB) (LOC - BNP Paribas) (VRDN)
1.600%, 01/01/32	4,600	4,600
Washington State Higher Education Facilities Authority, Whitman College Project (RB) (VRDN)
1.600%, 10/01/29	2,550	2,550

		17,150

Wisconsin — 1.7%
Byron Industrial Development, Ocean Spray Project (RB) (LOC - Wachovia Bank) (VRDN)
1.650%, 12/01/20	4,400	4,400
Wisconsin Health & Educational Facilities Authority, Grace Lutheran Foundation Project (RB) (LOC - Firstar Bank) (VRDN)
1.550%, 07/01/14	2,035	2,035
Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan Services (RB) (LOC - JPMorgan Chase Bank) (VRDN)
1.540%, 08/15/36	10,000	10,000

		16,435

Wyoming — 3.3%
Carbon County Pollution Control, Amoco Project Series 1985 (RB) (VRDN)
2.000%, 11/01/14	3,800	3,800
Lincoln County Pollution Control, Exxon Project (RB) Series 1985 (VRDN)
1.130%, 08/01/15	1,800	1,800
Sublette County Pollution Control, Exxon Project (RB) Series 1984 (VRDN)
1.130%, 11/01/14	7,600	7,600
Uinta County, Amoco Project (RB) (VRDN)
1.500%, 07/01/26	18,600	18,600

		31,800

Total Municipal Securities (Cost $953,112)		953,112

	Number of Shares
MONEY MARKET FUND — 0.3%
BlackRock Liquidity Funds MuniFund	2,521,874	2,522

(Cost $2,522)
TOTAL INVESTMENTS — 99.7% (Cost $955,634)*		955,634

31

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

Value (000)
Other Assets & Liabilities — 0.3%
Dividends Payable
Class I	$(1,199)
Class A	(18)
Investment Advisory Fees Payable	(121)
12b-1 Fees Payable
Class I	(28)
Class A	(10)
Administration Fees Payable	(48)
Custody Fees Payable	(8)
Trustees’ Fees Payable	(28)
Payable for Investments Purchased	(30,094)
Payable for Shares of Beneficial Interest Redeemed	(183)
Other	34,797

Total Other Assets & Liabilities	3,060

TOTAL NET ASSETS — 100.0%	$958,694

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$958,721
Accumulated Net Realized Loss on Investments	(27)

Total Net Assets	$958,694

Net Asset Value, Offering and Redemption Price Per Share — Class I ($784,504,191 ÷ 784,550,377 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($174,189,753 ÷ 174,188,924 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

PLC — Public Liability Company

PSF-GTD — Public School Fund – Guaranteed

RB — Revenue Bond

RN — Revenue Note

SLGS — State and Local Government Series

TECP — Tax Exempt Commercial Paper

TIB — Tax Increment Bond

TRAN — Tax and Revenue Anticipation Note

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2008, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

32

Allegiant Treasury Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2008

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 95.1%
U.S. Treasury Bills† — 94.1%
1.000%, 06/05/08	$8,000	$7,999
1.280%, 06/05/08	8,000	7,999
1.475%, 06/05/08	7,000	6,999
1.722%, 06/05/08	20,000	19,996
1.268%, 06/12/08	5,000	4,998
1.518%, 06/12/08	10,000	9,995
1.760%, 06/12/08	9,000	8,995
1.800%, 06/12/08	10,000	9,995
1.805%, 06/12/08	4,000	3,998
2.045%, 06/16/08	20,000	19,983
2.130%, 06/16/08	20,000	19,982
1.082%, 06/19/08	8,000	7,996
1.570%, 06/19/08	10,000	9,992
1.800%, 06/19/08	12,000	11,989
1.940%, 06/19/08	10,000	9,990
2.120%, 06/19/08	7,000	6,993
0.997%, 06/26/08	20,000	19,986
1.995%, 06/26/08	13,000	12,982
2.091%, 06/26/08	7,000	6,990
3.440%, 06/26/08	4,000	3,990
1.080%, 07/03/08	10,000	9,990
1.140%, 07/03/08	10,000	9,990
1.190%, 07/03/08	10,000	9,989
1.740%, 07/03/08	10,000	9,985
1.064%, 07/10/08	10,000	9,988
1.120%, 07/10/08	20,000	19,976
1.158%, 07/10/08	10,000	9,987
1.288%, 07/10/08	5,000	4,993
1.640%, 07/10/08	8,000	7,986
0.710%, 07/17/08	5,000	4,995
1.142%, 07/17/08	10,000	9,985
1.605%, 07/17/08	10,000	9,980
1.148%, 07/24/08	5,000	4,992
1.210%, 07/24/08	10,000	9,982
1.270%, 07/24/08	10,000	9,981
1.302%, 07/24/08	10,000	9,981
1.499%, 07/24/08	5,000	4,989
1.500%, 07/24/08	5,000	4,989
1.832%, 07/24/08	10,000	9,973
1.245%, 08/07/08	10,000	9,977
1.780%, 08/14/08	8,000	7,971
1.100%, 08/21/08	5,000	4,988
1.250%, 08/21/08	5,000	4,986
1.413%, 08/21/08	2,000	1,994
1.480%, 08/21/08	5,000	4,983
1.570%, 08/21/08	5,000	4,982
1.216%, 08/28/08	10,000	9,970
1.429%, 08/28/08	5,000	4,983
1.490%, 08/28/08	5,000	4,982
1.515%, 08/28/08	7,000	6,974
1.860%, 09/18/08	5,000	4,972
1.896%, 09/18/08	15,000	14,914

		471,254

U.S. Treasury Note — 1.0%
5.125%, 06/30/08	5,000	5,017

Total U.S. Treasury Obligations (Cost $476,271)		476,271

	Number of Shares	Value (000)
MONEY MARKET FUND — 2.3%
BlackRock Treasury Trust Fund (Cost $11,808)	11,807,954	$11,808

TOTAL INVESTMENTS — 97.4% (Cost $488,079)*		488,079

Other Assets & Liabilities — 2.6%
Dividends Payable
Class I		(370)
Class A		(15)
Investment Advisory Fees Payable		(110)
12b-1 Fees Payable
Class I		(16)
Class A		(2)
Administration Fees Payable		(26)
Custody Fees Payable		(4)
Trustees’ Fees Payable		(19)
Payable for Shares of Beneficial Interest Redeemed		(9,648)
Other		23,071

Total Other Assets & Liabilities		12,861

TOTAL NET ASSETS — 100.0%		$500,940

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$501,079
Undistributed Net Investment Income		2
Accumulated Net Realized Loss on Investments		(141)

Total Net Assets		$500,940

Net Asset Value, Offering and Redemption Price Per Share — Class I ($419,907,116 ÷ 420,045,336 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($81,033,245 ÷ 81,041,944 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.

See Notes to Financial Statements.

33

Allegiant Money Market Funds

STATEMENTS OF OPERATIONS (000)

For the Year Ended May 31, 2008

	Government Money Market Fund	Money Market Fund
Investment Income:
Interest	$37,162	$150,515
Income from affiliate(1)	—	719

Total Investment Income	37,162	151,234

Expenses:
Investment advisory fees	2,701	10,164
Administration fees	540	2,033
12b-1 fees:
Class I	83	372
Class A	52	136
Class B	—	4
Class C	—	1
Shareholder services fees:
Class A	860	2,261
Class B	—	1
Transfer agent fees	83	336
Custodian fees	42	134
Professional fees	59	230
Pricing service fees	1	3
Printing and shareholder reports	23	87
Registration and filing fees	32	61
Trustees’ fees	46	184
Miscellaneous	50	183

Total Expenses	4,572	16,190

Less:
Waiver of investment advisory fees	(450)	(1,694)

Net Expenses	4,122	14,496

Net Investment Income	33,040	136,738

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments Sold	(25)	—

Net Increase from Payment by Affiliate(2)	163	407

Net Increase in Net Assets Resulting from Operations	$33,178	$137,145

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

34

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

$14,427	$5,881	$29,115	$9,529
—	—	—	—

14,427	5,881	29,115	9,529

907	380	1,842	957
272	114	553	191

51	18	107	44
17	10	31	4
—	—	—	—
—	—	—	—

280	170	516	63
—	—	—	—
43	18	89	27
25	14	45	17
37	17	70	26
4	3	7	1
10	4	22	8
13	12	31	24
24	10	49	15
27	14	51	18

1,710	784	3,413	1,395

(227)	(95)	(461)	(160)

1,483	689	2,952	1,235

12,944	5,192	26,163	8,294

—	—	—	(127)

40	19	77	39

$12,984	$5,211	$26,240	$8,206

35

Allegiant Money Market Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007
Investment Activities:
Net investment income	$33,040	$41,459	$136,738	$151,659
Net realized gain (loss) on investments sold	(25)	(5)	—	(38)
Net increase from payment by affiliate(1)	163	—	407	—

Net increase in net assets resulting from operations	33,178	41,454	137,145	151,621

Dividends to Shareholders:
Dividends from net investment income:
Class I	(20,776)	(24,880)	(102,226)	(113,103)
Class A	(12,448)	(16,579)	(35,035)	(38,523)
Class B	—	—	(18)	(29)
Class C	—	—	(6)	(4)

Total dividends	(33,224)	(41,459)	(137,285)	(151,659)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,461,271	1,346,258	3,224,606	3,442,475
Class A	1,301,177	1,293,301	3,901,678	3,196,537
Class B	—	—	359	203
Class C	—	—	377	59
Reinvestment of dividends:
Class I	1,392	727	910	1,438
Class A	2,869	4,194	12,413	12,495
Class B	—	—	17	28
Class C	—	—	6	4

Total proceeds from shares issued and reinvested	2,766,709	2,644,480	7,140,366	6,653,239

Value of shares redeemed:
Class I	(1,250,975)	(1,459,218)	(3,095,153)	(3,151,072)
Class A	(1,237,379)	(1,348,739)	(3,931,659)	(3,055,686)
Class B	—	—	(286)	(314)
Class C	—	—	(381)	(63)

Total value of shares redeemed	(2,488,354)	(2,807,957)	(7,027,479)	(6,207,135)

Increase (decrease) in net assets from share transactions	278,355	(163,477)	112,887	446,104

Total increase (decrease) in net assets	278,309	(163,482)	112,747	446,066

Net Assets:
Beginning of year	804,121	967,603	3,304,261	2,858,195

End of year*	$1,082,430	$804,121	$3,417,008	$3,304,261

*Including undistributed (distributions in excess of ) net investment income	$(21)	$–	$(141)	$(1)

(1)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

36

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007	May 31, 2008	May 31, 2007

$12,944	$12,175	$5,192	$5,233	$26,163	$21,158	$8,294	$8,169
—	—	—	—	—	(2)	(127)	7
40	—	19	—	77	—	39	—

12,984	12,175	5,211	5,233	26,240	21,156	8,206	8,176

(9,973)	(9,650)	(3,422)	(3,628)	(20,666)	(15,343)	(7,886)	(7,659)
(3,011)	(2,525)	(1,789)	(1,605)	(5,574)	(5,815)	(443)	(514)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(12,984)	(12,175)	(5,211)	(5,233)	(26,240)	(21,158)	(8,329)	(8,173)

1,154,629	1,051,067	343,688	325,476	1,725,160	1,294,415	1,434,201	376,129
258,444	224,464	270,516	242,442	870,768	831,590	212,480	108,251
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

603	951	3	3	675	594	85	4
2,987	2,500	949	872	4,780	4,956	322	318
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

1,416,663	1,278,982	615,156	568,793	2,601,383	2,131,555	1,647,088	484,702

(1,087,139)	(1,074,343)	(302,646)	(303,722)	(1,487,452)	(1,130,800)	(1,185,919)	(369,482)
(238,157)	(192,798)	(257,080)	(225,928)	(903,308)	(800,491)	(139,648)	(113,487)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(1,325,296)	(1,267,141)	(559,726)	(529,650)	(2,390,760)	(1,931,291)	(1,325,567)	(482,969)

91,367	11,841	55,430	39,143	210,623	200,264	321,521	1,733

91,367	11,841	55,430	39,143	210,623	200,262	321,398	1,736

383,249	371,408	161,633	122,490	748,071	547,809	179,542	177,806

$474,616	$383,249	$217,063	$161,633	$958,694	$748,071	$500,940	$179,542

$—	$—	$—	$—	$—	$—	$2	$(2)

37

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2008, the Trust offered for sale shares of 31 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, Class I and Class A Shares are sold without a sales charge; Class B and Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds and the Fixed Income and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved and regularly reviewed by the Board of Trustees. No such investments held at May 31, 2008 were valued at other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

38

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Each Fund (other than the Treasury Money Market Fund) may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with a value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may purchase or sell securities on a delayed delivery basis. These transactions (principally in municipal securities referred to as COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the year ended May 31, 2008.

	Annual Rate	Fee Waiver
Government Money Market Fund	0.30%	0.05%
Money Market Fund	0.30%	0.05%
Ohio Municipal Money Market Fund	0.20%	0.05%
Pennsylvania Tax Exempt Money Market Fund	0.20%	0.05%
Tax Exempt Money Market Fund	0.20%	0.05%
Treasury Money Market Fund	0.30%	0.05%

39

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class B and Class C Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment, listed in the table below, based on each Class’ average daily net assets.

	Class A	Annual Rate Class B	Class C
Government Money Market Fund	0.25%	N/A	N/A
Money Market Fund	0.25%	0.25%	0.25%
Ohio Municipal Money Market Fund	0.25%	N/A	N/A
Pennsylvania Tax Exempt Money Market Fund	0.25%	N/A	N/A
Tax Exempt Money Market Fund	0.25%	N/A	N/A
Treasury Money Market Fund	0.25%	N/A	N/A

Custodian Fees

PFPC Trust Co., an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Advantage. Another officer of PNC is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. For the year ended May 31, 2008, the 12b-1 fee accrual rate was 0.015% per annum of the average daily net assets of Class I and Class A Shares. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class B and Class C Shares of the Money Market Fund, pursuant to which the Money Market Fund compensates the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class B and Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. Prior to January 1, 2008, each Trustee received an annual fee of $40,000 plus $4,000 for each combined Board meeting attended in person. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

40

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2008, approximately 0.0275% was allocated to PNC and approximately 0.0325% was allocated to NCB.

Transfer Agent

PNC serves as Transfer Agent for the Funds. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2008, PNC received $2,536,890 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Money Market Funds paid $588,728 to PNC.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2008 include legal fees of $347,059 paid to Drinker Biddle & Reath LLP. Of this amount, the Money Market Funds paid $173,851 to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Affiliated Money Market Fund

Pursuant to SEC rules, the Money Market Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of the Money Market Funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

41

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

The tax character of dividends and distributions paid during the years ended May 31, 2008 and May 31, 2007 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2008	$—	$33,224	$33,224
2007	—	41,459	41,459

Money Market Fund
2008	—	137,285	137,285
2007	—	151,659	151,659

Ohio Municipal Money Market Fund
2008	12,971	13	12,984
2007	12,175	—	12,175

Pennsylvania Tax Exempt Money Market Fund
2008	5,205	6	5,211
2007	5,233	—	5,233

Tax Exempt Money Market Fund
2008	26,214	26	26,240
2007	21,158	—	21,158

Treasury Money Market Fund
2008	—	8,329	8,329
2007	—	8,173	8,173

As of May 31, 2008, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Post October Losses (000)		Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$1,082,519	$—	$1,480	$(68)	$—		$(1,501)	$1,082,430
Money Market Fund	3,418,952	—	6,041	(1,803)	—	*	(6,182)	3,417,008
Ohio Municipal Money Market Fund	474,616	610	—	— *	—		(610)	474,616
Pennsylvania Tax Exempt Money Market Fund	217,103	272	—	(40)	—		(272)	217,063
Tax Exempt Money Market Fund	958,721	1,219	—	(27)	—		(1,219)	958,694
Treasury Money Market Fund	501,079	—	387	(49)	(92)		(385)	500,940

*	Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through May 31, 2008 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation and distribution payables, where applicable. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Money Market Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2008:

	Undistributed Net Investment Income (000)		Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Ohio Municipal Money Market Fund	$—	*	$—	$—	*

*	Amount represents less than $500.

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For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

At May 31, 2008, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2010	2011	2012		2013		2014	2015	2016	Total
Government Money Market Fund	$—	$18	$3		$—		$7	$4	$36	$68
Money Market Fund	1,747	—	—		—		—	22	34	1,803
Ohio Municipal Money Market Fund	—	—	—	*	—		—	—	—	—	*
Pennsylvania Tax Exempt Money Market Fund	40	—	—		—	*	—	—	—	40
Tax Exempt Money Market Fund	—	23	—		—		—	2	2	27
Treasury Money Market Fund	—	—	—		8		6	—	35	49

*	Amount represents less than $500.

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 10% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2008, the following percentages of the Fund’s net assets were insured by bond insurers.

Bond Insurer	Ohio Municipal Money Market	Pennsylvania Tax Exempt Money Market	Tax Exempt Money Market
AMBAC	3.3%	—	1.5%
FGIC	—	—	0.1%
FSA	4.5%	7.3%	8.4%
MBIA	2.7%	2.6%	3.2%
PSF-GTD	—	—	1.3%
Total	10.5%	9.9%	14.5%

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncements

In September 2006, FASB issued Statement No. 157, Fair Value Measurements (“Statement 157”). Statement 157 establishes a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. The adoption of Statement 157 will not have a material impact on the amounts reported in the financial statements.

43

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

The unaudited market value table below illustrates the expected beginning valuation hierarchy of securities upon adoption of Statement 157 effective June 1, 2008.

	Valuation Inputs (in thousands)
	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Inputs	Level 3 - Significant Unobservable Inputs	Total Investments
Government Money Market Fund	$22,145	$1,032,949	$—	$1,055,094
Money Market Fund	36,456	3,315,504	—	3,351,960
Ohio Municipal Money Market Fund	2,078	452,633	—	454,711
Pennsylvania Tax Exempt Money Market Fund	2,710	189,479	—	192,189
Tax Exempt Money Market Fund	2,522	953,112	—	955,634
Treasury Money Market Fund	11,808	476,271	—	488,079

The balances shown are as of May 31, 2008 and reflect the values had Statement 157 been adopted at that time. To determine the valuation hierarchy, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained daily from a quoted price in an active market, such securities are reflected as Level 2.

In March 2008, FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment to FASB Statement No. 133. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

8. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board of Trustees of the Trust established a committee comprising independent members of the Board of Trustees that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment is reflected as “Net Increase from Payment by Affiliate” in the Statement of Operations. The payment was allocated among the funds as recommended by the committee and did not result in a material impact on net asset value of any fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and have no further requests or comments at this time.

44

Allegiant Money Market Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2008 income tax purposes will be sent to them in early 2009. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	99.89%
Pennsylvania Tax Exempt Money Market Fund	99.88%
Tax Exempt Money Market Fund	99.90%

Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at AllegiantFunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at AllegiantFunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road
King of Prussia, PA 19406

Allegiant

AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

AR-002-0608

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, John F. Durkott, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $642,250 and $593,500 for the fiscal years ended May 31, 2008 and 2007, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2008 and 2007, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2008 and 2007, respectively.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $27,540 and $28,000 for the fiscal years ended May 31, 2008 and 2007, respectively.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2008 and 2007, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2008 and 2007, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $60,000 for the Registrant’s fiscal years ended May 31, 2008 and 2007, respectively. The 2007 services were for the Allegiant Marketing Budget Findings Report.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and to the its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $194,000 and $321,000 for the Registrant’s fiscal years ended May 31, 2008 and 2007, respectively. These services were for the GIPS/AIMR examination reports, the Trust SAS70, Allegiant tax compliance services and the Allegiant marketing Budget Findings Report.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Allegiant Funds

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer & Chief Legal Officer
(principal executive officer)

Date July 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer & Chief Legal Officer
(principal executive officer)

Date July 25, 2008

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date July 25, 2008

*	Print the name and title of each signing officer under his or her signature.